MAXIM SERIES FUND, INC.
                             8515 East Orchard Road
                            Englewood, Colorado 80111


TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

Equity markets in the United States and Western Europe provided investors with another year of double-digit percentage gains during 1998. These returns were not achieved in a straight-line fashion, however. Equity markets rallied strongly in the U.S. and Western Europe into the summer months. Markets gave most of the gains back in late summer and early fall. The spread of the Asian economic collapse to other developing economies around the globe, the Russian debt default, and a developing crisis of confidence took the wind out of the sails of global equity markets. At the same time equity markets were tumbling, investors fled to the safety of U.S. Treasury securities, driving yields down to historically low levels.

The decision by central banks around the world to ease monetary policy, in order to restore confidence in financial markets and shore up the global economy, worked as planned. During the fourth quarter of 1998, stock markets in the U.S. and Western Europe rebounded sharply. Not only did the markets regain all the ground they lost in the summer sell-off, but also they rallied sharply higher by year-end. The fact that the equity markets regained their footing during the latter part of 1998 took steam out of the powerful rally in the U.S. Treasury market. Investors also began to tread water in the corporate bond market, which was shunned along with equities during the mid-year crisis of confidence.

Most economists are forecasting sluggish worldwide economic growth for 1999, with not much chance for a pick up in the level of price inflation. The effect of a budding crisis in Latin America at the start of 1999, and the Y2K computer issue facing the world at the end of this year, are issues that may affect financial asset returns in the year ahead. As we have witnessed over the past several years however, slow growth with low inflation has been a good environment for performance of financial assets.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying, developing an overall strategy and sticking to it.

Are you investing for aggressive growth, long-term growth, growth and income or current income? How much relative risk are you willing to accept in exchange for the potential to achieve those objectives? The longer your investment horizon, the less likely it is that you will be affected by short-term volatility.

No matter what your objectives, risk tolerance or investment horizon, it makes sense to diversify your holdings. Diversification may include not only investing in multiple companies, but also spreading your investments across various industries, asset classes and even countries.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services on certain of the portfolios:
Ariel Capital Management, Inc., Founders Asset Management, Inc., INVESCO Trust Company, Janus Capital Corporation, Loomis, Sayles & Company, L.P., Templeton Investment Counsel, Inc. and T.
Rowe Price Associates, Inc.

Maxim Series Fund offers a wide variety of investment options. Following is a review of those Portfolios, for the period ending December 31, 1998.

This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on Maxim Series Fund, including charges and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

Maxim Bond Portfolio

Despite a strong fourth quarter, corporate bonds posted the worst year in the decade, as corporate bond spreads (the difference between their current yields and those of comparable U. S. Treasuries) increased on average over 55 basis points (0.55%). Spreads got as wide as 146 basis points during October, then recovered somewhat in the fourth quarter. The U. S. Investment Grade Corporate sector was the worst performing part of the Lehman Aggregate Index (a broad-based measure of the domestic bond market), under-performing comparable U.
S. Treasuries by 220 basis points. This was the worst performance since Lehman began tracking excess returns. The Finance sector fared best, followed by Utilities, Industrials, and Yankees. The performance by quality demonstrates the "flight to quality" that was prevalent during the year: Aaa (-101 basis points, compared to U. S. Treasuries), Aa (-107 basis points), A (-156 basis points), and Baa (-402 basis points).

The Bond Portfolio under-performed its index over the course of 1998. Being over-weighted in the Baa quality sector and in the industrial sector hurt portfolio performance. Throughout the year duration was kept neutral to that of the index.



                                Investment Value
------------------------------------------------------------------------------------------------------------------------------------
                       1989    1990      1991       1992        1993        1994         1995       1996        1997          1998
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Maxim Bond Portfolio  11311  12239.63   14038.86   14914.88   16191.6     15809.48     18214.1    18990.02    20332.61     21684.73
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lehman Intermed       11277  12309.97   14109.69   15121.36   16450.52    16133.03     18606.22   19359.77    20883.39     22645.95
Govt/Corp Index
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lehman Intermed Corp  11294  12156.86   14176.12   14394.43   15996.53    15571.02      18527.96   19263.52    20873.95    22604.4
Index
------------------------------------------------------------------------------------------------------------------------------------

As of 12/31/98
Maxim Bond Portfolio Total Return -
One Year: 6.65%
Five Year: 6.01%
Ten Year: 8.05%
Portfolio inception 2/25/82
Past performance is not predictive of future results.




Maxim U. S. Government Securities Portfolio

Increased U. S. Treasury allocation and a longer duration led to excess returns in the Maxim U.S. Government Securities Portfolio versus the Lehman 80% MBS /
20% Intermediate Government Index. The portfolio also showed excess returns versus the Lipper Peer Group of GNMA funds, 56 funds with the objective of holding at least 65% of assets in Government National Mortgage Association securities. The Portfolio out-performed the Index by 57 basis points (0.57%) and the Peer Group by 137 basis points in 1998.

The strategy implemented in this Portfolio is to maintain similar overall portfolio characteristics, moving between asset classes as appropriate.


                                Investment Value
---------------------------------------------------------------------------------------------
                      1989   1990   1991   1992   1993   1994   1995   1996   1997    1998
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Maxim US Govt         11310  12407.014186.215454.416899.416358.718990.819735.221414.7322965.16
Securities Portfolio
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Merrill Lynch         11460.412702.814707.415785.016935.816664.619504.320561.422578.1224201.48
Mortgage Index
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman Bros.          11535  12771.514779.215809.316890.716618.719410.720449.222389.8323948.16
Mortgage Index
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman Bros Intermed  11373  12515.914365.815362.816528.816249.518750.319614.721281.9922763.21
Govt/Mort Index
---------------------------------------------------------------------------------------------

As of 12/31/98
Maxim US Govt Securities  Total Return -
One Year: 7.24%
Five Year: 6.33%
Ten Year: 8.67%
Portfolio inception 4/8/85
Past performance is not predictive of future results.










Maxim Stock Index Portfolio

The S&P 500 Index went for a bit of a roller coaster ride over the 12-month period ending December 31, 1998. Starting just above the 950 level, the index moved up to over 1130 in June, down to 950 in August only to end up at 1229 at the end of December 1998. The major positive influence on the market has been expectations of a lower interest rate environment, as well as continued strong earnings reports. Looking forward, expected corporate earnings growth has fallen from double digits to flat. Asia continues to weigh on the multi-national and export components of the index.

The Stock Index Portfolio seeks total returns that match those of the S&P 500 and S&P Mid-Cap indexes, weighted according their respective shares of the market.

                                Investment Value
-------------------------------------------------------------------------------------------
                   1989   1990   1991    1992   1993   1994   1995   1996    1997   1998
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Maxim Stock Index  11521  11454.114126.4414955.616427.316450.322306.627171.6735920.945544.17
Portfolio
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
S&P 500 Index      13169  12760.716648.9617917.619723.719984.027494.033806.7245084.657969.83
-------------------------------------------------------------------------------------------


As of 12/31/98
Maxim Stock Index
Total Return -
One Year: 26.79%
Five Year: 22.62%
Ten Year: 16.37%
Portfolio inception 2/25/82
Past performance is not predictive of future results.




Maxim Small-Cap Index Portfolio

While ending the year flat (starting at the 180 level and ending at around 178) the S&P 600 Index did its best to keep up with the large cap stocks early in the year. During February, the index was up over 9%. Small cap stocks usually perform better relative to large caps at the end of a bull market. However, with the continued problems in Asia, there was a flight to quality (blue chip large caps and U. S. Treasuries) and small cap stocks fell over 19% in August and did not recover to the degree that the S&P 500 did. Lower interest rates helped to support the small cap market, while worldwide economic uncertainty weighed on market levels.

                                Investment Value
---------------------------------------------------------------------------------------
                        1993      1994       1995       1996      1997       1998
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Maxim Small-Cap Index   10121     9646.33    12177.52   14040.68  16989.22   16720.79
Portfolio
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Russell 2000 Index      10116     9931.89    12756.52   14860.58  18183.55   17776.24
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
S&P 600 Index           10000     10000      12994      15762.27  19794.89   19535.57
---------------------------------------------------------------------------------------

As of 12/31/98
Maxim Small-Cap Index Total Return -
One Year: -1.58%
Five Year: 10.56%
Since Inception: 10.64%
Portfolio inception 12/1/93
Past performance is not predictive of future results.




Maxim Small-Cap Value Portfolio

For the year ending December 31, 1998, the Small-Cap Value Portfolio's gross total return compared quite favorably to the Russell 2000 Index, which posted a small loss for the year. These returns capped off a volatile and remarkable year. In fact, the bear market that barely missed the big guys slammed the pipsqueaks-the Russell 2000 plummeted during July and August. Although small and mid-sized companies staged their own comeback in the fourth quarter, the Russell 2000 still closed out the year underwater.

While our high quality focus and low risk strategy aided our fourth quarter results and ultimately our year-end finish, the Portfolio also continued to benefit from strong stock picking. Additionally, the Portfolio was helped by continued price appreciation in the shares of other holdings. As natural contrarians, we took advantage of the sell-off among some of the small and mid-cap issues and began building positions in what we believe to be a number of terrific franchises.


                                Investment Value
---------------------------------------------------------------------------------------
                        1993      1994       1995       1996      1997       1998
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Maxim Small-Cap Value   10342     10054.49   11613.94   13697.49  17513.61   18963.73
Portfolio
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
S&P 500 Index           10121     10254.6    14108.27   17347.53  23134.67   29746.56
---------------------------------------------------------------------------------------

As of 12/31/98
Maxim Small-Cap Value
Total Return -
One Year: 8.28%
Five Year: 12.89%
Since Inception: 13.42%
Portfolio inception 12/1/93
Past performance is not predictive of future results.




Maxim Foreign Equity Portfolio

1998 was an unusually volatile year for international equity investors, with wide swings in monthly returns. The Maxim Foreign Equity Portfolio produced a positive total return, but lagged its benchmark, the widely used MSCI EAFE international equity index. The under-performance reflected two factors. The Portfolio's exposure to emerging markets, although never a very large portion of its holdings, penalized performance during the year. In addition, in Europe the Portfolio's value strategy for international investing tended to lag the growth stocks which led the market during 1998.

The Portfolio has continued to invest about three quarters of its assets in the European stock markets. Many European companies are introducing sweeping changes in the way they conduct business, in preparation for the introduction of the new currency, the Euro, on January 4, 1999. The corporate restructuring that characterized the United States over the past decade is being repeated in Europe, as companies reorganize, cut costs and adopt more shareholder-friendly policies. Countries adopting the Euro are likely to develop deeper capital markets, with greater participation by individuals and institutions. These types of changes are creating numerous opportunities for international equity investors.


                                Investment Value
----------------------------------------------------------------------------------
                     1994        1995        1996         1997        1998
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maxim Foreign        9515        9992.65     10753.09     10141.24    10919.08
Equity Portfolio
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
MSCI EAFE Index      9579        10652.81    11334.59     11572.61    13925.32
----------------------------------------------------------------------------------

As of 12/31/98
Maxim Foreign
Equity Total Return -
One Year: 7.67%
Since Inception: 2.13%
Portfolio inception 11/1/94
Past performance is not predictive of future results.





Maxim Investment Grade Corporate Bond Portfolio

U. S. Treasuries were the best performing sector in the fixed income universe. Two-year yields fell 111 basis points (1.11%) in 1998, five years fell 116 basis points, and 10 years fell 110 basis points. Bonds issued by U. S. Agencies outperformed all other U. S. spread sectors (any category of bonds with a current-yield spread over U. S. Treasuries of comparable duration) in 1998. However, Agencies still under-performed comparable duration Treasuries by 44 basis points, the worst year of relative performance for this asset class over the past ten years. Meanwhile, corporate bonds under-performed Treasuries of comparable duration by 220 basis points.

The Investment Grade Bond Portfolio under-performed its index in 1998, due to the fact the Portfolio was over-weighted in agencies and corporates throughout the year. From a duration standpoint, the Portfolio was neutral during 1998.


                                Investment Value
---------------------------------------------------------------------------------------------
                             1992   1993      1994     1995      1996     1997      1998
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Maxim Investment Grade Corp  10127  11034.38  10686.8  12472.56  12862.95 13744.06  14717.14
Bond Portfolio
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman Intermediate          10154  11284.14  10983.98 13069.84  13588.71 14724.73  15945.41
Corporate Index
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman Intermediate          10717  11659.02  11434.01 13186.84  13720.91 14800.74  16049.92
Govt/Corp Index
---------------------------------------------------------------------------------------------

As of 12/31/98
Maxim Investment Grade Corporate Bond
Total Return -
One Year: 7.08%
Five Year: 5.93%
Since Inception: 6.56%
Portfolio inception 12/1/92
Past performance is not predictive of future results.



Maxim Small-Cap Aggressive Growth Portfolio

For the year ending December 31, 1998, the Maxim Small-Cap Aggressive Growth Portfolio finished with a small negative gross rate of return versus a slightly lower rate of return for the Russell 2000 Index. While the Portfolio finished only slightly ahead of the market, it also finished above median among small cap Portfolios. Given the market's current obsession with "growth" and our "value" oriented discipline, we are pleased with the results. During the summer decline, the Portfolio held its value relatively well due to the strong weighting in utilities and consumer staple stocks. When the market rebounded in the fourth quarter, the Portfolio was well-positioned in technology and health care issues, leading to a strong finish ahead of the market.

1998 marked the third worst relative performance of small cap stocks in the last 70 years. Only in 1929 and 1937 did investors see a worse relative performance. The good news is that, according to data supplied by Claudia Mott at Prudential Securities, in seven of the nine periods following a year such as 1998, small cap stocks outperformed their larger counterparts on a cumulative basis over the subsequent three years. The news is even better when looking at five-year data. In the subsequent five-year periods, there has not been one time in history when small cap stocks have underperformed large caps. Your Portfolio, which has generated good earnings growth over the last five years, trades at only 14 times forward earnings. Coca Cola, which has generated identical earnings growth, trades at an unbelievable 47 times next year's earnings! While this condition may persist in the short run, Claudia Mott's work suggests that small cap stocks may be due for a turn. Past performance is no indication of future results. Values of variable options are not guaranteed as to a fixed dollar amount, and may increase or decrease according to the investment experience of the underlying fund. Therefore, when redeemed, investments may be worth more or less than their original cost.


                                Investment Value
----------------------------------------------------------------------------------------
                           1994        1995        1996         1997        1998
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Maxim Small-Cap            9755        12677.6     16492.29     20532.9     20064.75
Aggressive Growth
Portfolio
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Russell 2000 Index         9850        12651.34    14738.05     18033.63    17629.67
----------------------------------------------------------------------------------------

As of 12/31/98
Maxim Small-Cap Aggressive Growth
Total Return -
One Year: -2.28%
Since Inception: 18.19%
Portfolio inception 11/1/94
Past performance is not predictive of future results.


Maxim U. S. Government Mortgage Securities Portfolio

The total return performance of the Portfolio was very strong versus the Lehman Mortgage Index in 1998. The Portfolio's 1998 total return was also strong compared to the Lipper Peer Group of GNMA funds, 56 funds with the objective of holding at least 65% of assets in Government National Mortgage Association securities. The Maxim U. S. Government Mortgage Securities Portfolio outperformed the Index by 76 basis points (0.76%) and the Peer Group by 125 basis points for the year. Several factors contributed to this out-performance, including a U.S. Treasury weighting of 10% - 20% through most of the year, as well as greater exposure to lower coupon Mortgage Backed Securities (MBS).

Volatility was a dominant theme through most of 1998. Mortgage performance was negatively impacted through the third and fourth quarters of the year, as liquidity decreased significantly and interest rates dropped. The decreased allocation to MBS in the Portfolio supported incremental returns over the Index through this period.


                                Investment Value
---------------------------------------------------------------------------------------------
                            1992     1993     1994      1995     1996     1997     1998
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Maxim US Government         10186    11169.97 10908.59  12604.88 13145.63 14281.41 15298.24
Mortgage Securities
Portfolio
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman Bros                 10081    10770.54 10597.13  12377.45 13039.65 14277.11 15270.8
Mortgage-Backed Securities
Index
---------------------------------------------------------------------------------------------

As of 12/31/98
Maxim US Govt. Mort. Sec.
Total Return -
One Year: 7.12%
Five Year: 6.49%
Since Inception: 7.24%
Portfolio inception 12/1/92
Past performance is not predictive of future results.





Maxim International Equity Portfolio

During the 12 months ending December 31, 1998, international stock markets experienced severe volatility and provided mixed results. Although benign inflation and low interest rates contributed to the considerable rise in the European stock markets, Asia's financial turmoil and Russia's economic meltdown led to disappointing performances in many emerging markets including Latin America.

Europe continued to progress toward a single currency, as a number of European countries tightened fiscal policy and reduced inflation and public debt. The French and German economies slowed, and interest rates throughout Europe fell. Many stock markets performed well during 1998, including France and Spain, where the Portfolio had significant holdings. Although many Asian stock markets rallied toward the end of the year, it continued to be a difficult environment for investors because of concerns about debt repayments, currency devaluations and corporate bankruptcies. As compared to the MSCI EAFE Index, the Portfolio remained underweight in Asia, especially in Japan where, in our view, the market remained overvalued. Asia's economic malaise and Russia's financial collapse negatively impacted the Latin American equity markets throughout the year. Because of its heavy debt refinancing schedule and overvalued currency, Brazil, in particular, was placed in an extremely vulnerable position. Believing that the Brazilian government would be forced to devalue the Real (its currency) to make exports more competitive, a number of investors withdrew money from Brazil, and its stock market plummeted 38.2% during the year.

Looking forward, we are optimistic about international equity markets' long-term prospects, but believe significant risks still exist for investors over the near-term. Many nations now depend on exports to the U.S., and if consumer demand slackens, the global economy could be negatively impacted.

                                Investment Value

-----------------------------------------------------------------------------------------
                         1993       1994       1995      1996       1997      1998
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Maxim International      10119      10732.21   11690.6   13980.79   14259     13546.05
Equity Portfolio
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MSCI EAFE Index          10702      11568.86   12865.73  13689.14   13976.61  16818.05
-----------------------------------------------------------------------------------------

As of 12/31/98
Maxim International Equity Total Return -
One Year: -5.00%
Five Year: 6.00%
Since Inception: 6.15%
Portfolio inception 12/1/92
Past performance is not predictive of future results.




Maxim INVESCO ADR Portfolio

Overseas equity markets were remarkably volatile in 1998. The first half of the year showed the same trends as in 1997, (European markets reaching all-time highs in July, while Asia and Japan remained weak). Over the summer months, markets went into a severe freefall after being buffeted by a series of events worldwide - including the Russian government's debt default, the failure of a major Wall Street hedge fund and numerous corporate profits warnings. As a result, by the end of September, the MSCI EAFE Index was in negative territory for the year. At these levels, stocks appeared to be heavily oversold and, in an extraordinary rebound, the EAFE Index gained 20.7% in the fourth quarter, resulting in a gross return for the year of 20.7% for the Index. Coordinated, repeated interest rate reductions by central banks were the catalyst for this share price surge. The yen strengthened against the dollar, allowing Japanese market returns to look healthier and boosting markets in Asia as interest rates, which had remained exceptionally high as a currency protection, were lowered.

In the Maxim INVESCO ADR Portfolio, we adopt a bottom-up approach by placing our primary emphasis on finding attractively priced stocks in the foreign markets, rather than using country selection as our starting point. The Portfolio lagged the benchmark index for the year, and the main factors behind this under-performance were an under-weighting in Japan, a focus on value stocks in Europe and a modest exposure to South American equities, which were hit by currency fears in Brazil. Although performance was relatively disappointing on a short-term view, the Portfolio's longer term record remains competitive, and we will continue to focus on finding undervalued securities in the EAFE Index countries and ensuring that the Portfolio is well diversified in order to attempt to reduce overall risk.

                                Investment Value
-----------------------------------------------------------------------------------------
                            1994        1995        1996         1997        1998
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Maxim INVESCO ADR Portfolio 9884        11414.04    13830.4      15501.11    17150.43
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MSCI-EAFE Index             9579        10652.81    11334.59     11572.61    13925.32
-----------------------------------------------------------------------------------------

As of 12/31/98
Maxim INVESCO ADR Portfolio Total Return -
One Year: 10.64%
Since Inception: 13.82%
Portfolio inception 11/1/94
Past performance is not predictive of future results.


Maxim INVESCO Balanced Portfolio

As we started the year, our allocation was 61% equities, 36% fixed income, and 3% cash. However, due to strong growth in the equity market in the first quarter and a lagging fixed income market, we lowered our equity allocation from 65% to 60% and re-deployed the monies into the fixed income market, as valuations were more attractive. This strategy greatly enhanced performance for the Portfolio. Conversely, during the early fall correction, we lowered our exposure to the fixed income market, lowering our bond allocation from 35% to 29%. As we started the fourth quarter, funds were re-deployed into the equity markets, as stocks looked more attractive on a valuation basis. As we closed out the year, our allocation was 67% equities, 29% fixed income, and 4% cash. This strategy also greatly enhanced returns for the Portfolio. In so doing, we took the opportunity to increase our weighting in more defensive stocks. The market experienced a sharp rebound in the fourth quarter, allowing a strong finish with a positive tone.

We also strengthened the Portfolio by adding to current positions at opportunistic periods. It was also apparent the consumer was still spending as we entered the holiday season, so we focused on selective retail and technology themes. In a more defensive posture, we felt comfortable with pharmaceutical stocks and added some medical device names to our holdings. We also added select money center banks, regional banks, and diversified insurance companies. As we closed out the year, the market rally was led by technology, consumer cyclicals, consumer staples, communication services, and financial services. We do not anticipate any major changes to sector weightings in the Portfolio in the near term without a fundamental change in the overall economic outlook. We continue to look for those companies which meet our targeted investment characteristics:
#1) strong balance sheet, #2) strong earnings growth, #3) attractive P/E to growth rate, #4) an industry leadership position, and #5) strong management.

                                Investment Value
--------------------------------------------------------------------------------
                            1996               1997              1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maxim INVESCO Balanced      10460              13190.06          15619.67
Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lipper Balanced Index       10557              12673.68          14202.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 Index               10287              13718.74          17639.56
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lehman Bros Intermed        10214              11017.84          11947.75
Govt/Corp Index
-------------------------------------------------------------------------------
As of 12/31/98
Maxim INVESCO Balanced Portfolio Total Return -
One Year: 18.42%
Since Inception: 21.92%
Portfolio inception 10/1/96
Past performance is not predictive of future results.







Maxim INVESCO Small-Cap Growth Portfolio

The first quarter of 1998 proved to be very strong as the overall market continued its upward trend, led by large capitalization stocks. The small capitalization market remained very volatile, as evidenced by the weakness in January, an increase in February and March, and another decrease in May. The third quarter saw a deep decline in the markets as instability in Asian economies spread to other areas of the world. The small capitalization market continued its under-performance as the uncertain economic environment led to a flight to larger, more established companies. September brought a rebound in the equity markets following the deep declines experienced in August. However, the global economic backdrop continued to show weakness. The markets continued downward until the Russell 2000 hit its low on October 8th. The surprise interest rate cut then led investors to take a more constructive view of equities, particularly those that had performed relatively poorly during the recent correction - small capitalization names and cyclical companies. November built upon the strong performance in late October.

The Maxim INVESCO Small-Cap Growth Portfolio continues to focus on core growth sectors. The Portfolio's healthcare exposure increased throughout the second half of 1998, as strong demographics and domestic focus eliminated most Asian concerns. Its performance was helped by exposure to technology, as this sector led the rebound late in the year. New positions in semiconductors and semiconductor equipment stocks aided performance, as the visibility of company fundamentals and earnings improved for 1999. The Portfolio also remained focused on domestic software and services firms. Our technology positions were concentrated in software, communications equipment and other areas that may exhibit sustainable earnings growth, even in a mild economic slowdown. Another area of focus was consumer-related stocks, as consumer confidence was high and spending remained robust. Energy capped off a very bad year, as commodity prices hovered near ten year lows. The Portfolio's exposure here was minimal, so the under-weighting helped to stem losses. Our strategy has focused, and will continue to focus, on rapidly growing companies with leading defensible positions in attractive growth markets. Diversification has been key to reducing volatility of the Portfolio. We will continue to favor the growth sectors of the small capitalization market, such as technology, healthcare and consumer cyclicals.


                                Investment Value
-------------------------------------------------------------------------------
                               1994     1995      1996      1997       1998
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maxim INVESCO Small Cap Growth 10084    13289.7   16842.04  19991.5    23514.01
Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Index             9853     12655.19 14742.54  18039.12   17635.04
--------------------------------------------------------------------------------
As of 12/31/98


INVESCO Small Cap Growth Total Return -
One Year: 17.62%
Since Inception: 22.78%
Portfolio inception 11/1/94
Past performance is not predictive of future results.


Maxim MidCap Portfolio (Growth Fund I)

In a year marked by heightened volatility, equity markets posted mixed results in 1998. During the first four months equities advanced, driven by mild inflation and strong corporate profits. Then, in the late summer and early fall stocks endured a precipitous sell-off after concern mounted over the viability of selected emerging market economies. With the world on the verge of a financial meltdown, the Federal Reserve intervened by lowering short-term interest rates three times. This increased liquidity spurred stocks higher for the remainder of the year in spite of severe political turmoil.

The MidCap Portfolio outpaced its benchmark, the S&P MidCap 400 Index, reflecting strong gains by its technology, media, and pharmaceutical positions. The Portfolio's technology holdings benefited from robust demand in the voice and data communications market for high-speed, high-frequency chips. Consolidation continued to drive revenue growth in the radio and outdoor media sectors, making earnings less vulnerable to advertising budgets and the economy. On the downside, we were disappointed with the performance of one holding, which declined on concerns over a potential slowdown in employment growth.

                                Investment Value
---------------------------------------------------------------------------
                                 1994  1995     1996     1997     1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maxim MidCap Portfolio (Growth   11086 14023.79 14859.61 16783.93 22451.86
Fund I)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
S&P MidCap 400 Index             9642  12626.2  15050.43 19904.19 23707.88
---------------------------------------------------------------------------
As of 12/31/98
Maxim MidCap Portfolio Total Return -
One Year: 33.77%
Since Inception: 17.56%
Portfolio inception 1/1/94
Past performance is not predictive of future results.


Maxim T. Rowe Price Equity/Income Portfolio

For the year, the Maxim T. Rowe Price Equity/Income Portfolio produced a respectable but somewhat disappointing return. It trailed both the Lipper Variable Annuity Underlying Equity Income Funds Average and the S&P 500 Stock Index.

During broad market advances it is helpful to keep in mind that the purpose of this type of portfolio is not to generate robust returns under all market conditions. The goal is to produce attractive returns, including substantial dividend income, over time, and also to help cushion investment principal when times get rough.

The portfolio was 95% invested in equities at year-end. Four of our largest sales during the past six months were stocks of companies that were in the process of merging or being acquired. In each case, we were able to sell our shares of those companies at prices higher than our original cost. We made significant new investments, all of which we bought at prices well below their highs for the year. This investment strategy, buying out-of-favor stocks with good long-term potential, has served us well in the past, and we believe it will continue as a successful strategy in the future when investors focus again on stocks with appealing market valuations.

                          Investment Value
---------------------------------------------------------------------------------------
                         1994         1995        1996        1997         1998
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Maxim T. Rowe Price      9866         13163.22    15715.57    20244.79     22052.65
Equity-Income Portfolio
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
S&P 500 Index            9779         13453.95    16542.97    22061.71     28366.95
---------------------------------------------------------------------------------------

As of 12/31/98
Maxim T. Rowe Price Equity-Income Total Return -
One Year: 8.93%
Since Inception: 20.90%
Portfolio inception 11/1/94
Past performance is not predictive of future results.



Maxim Corporate Bond Portfolio

For the year ended December 31, 1998, the Maxim Corporate Bond Portfolio's total return trailed both its benchmark index and the average BBB rate debt fund, as measured by Lipper Analytical Services.

The fourth quarter's resurgence in corporate bonds capped one of the most tumultuous years in market history. Liquidity proved to be the main driver of performance, and consequently, higher quality bonds out-performed lower quality sectors of the corporate market. The Federal Reserve's credit-easing initiative, as well as market optimism over IMF aid for Brazil, brought an end to the third quarter's flight to quality, as investors swapped out of Treasuries into other sectors. However, long-term Treasuries continued to shine throughout the year, with yields falling more than 80 basis points (0.80%), contributing considerably to the Portfolio's relative under-performance because it was underweight in this sector compared to the index.

The Portfolio's exposure to Yankee bonds relative to the index proved detrimental, as the flight to quality penalized both issuers and holders of foreign debt. We attempted to capitalize on the deeply discounted prices of several creditworthy companies that resulted from investors' aversion to this asset class. Our commitment to the telecommunications/ cable sector added value, as the race for greater bandwidth to supply bundled data, voice and entertainment services over one network has created attractive growth opportunities among Competitive Local Exchange Carriers and traditional cable providers.


                                Investment Value
--------------------------------------------------------------------------------
                       1994         1995        1996        1997         1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maxim Corporate Bond   9853         12827.62    14156.56    15954.45    16501.68
Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merrill Lynch          10053        11958.04    12306.02    13509.55    14797.01
Govt/Corp Index
--------------------------------------------------------------------------------
As of 12/31/98
Maxim Corporate Bond
Total Return -
One Year: 3.43%
Since Inception: 12.77%
Portfolio inception 11/1/94
Past performance is not predictive of future results.





Maxim Blue Chip Portfolio

1998 was a challenging year for blue chip stocks. During the last half of the year, the Maxim Blue Chip Portfolio maintained a cautious equity stance, which helped protect its performance during the summer stock-market slide. However, since the Portfolio was not aggressively positioned by being fully exposed to the market, it gave up some performance when the market began rebounding in October. Even so, the Portfolio ended 1998 up by double digits for both the one-year period and the fourth quarter.

The Blue Chip Portfolio is broadly diversified to provide stability, with less than 70% invested in domestic equities, and approximately 18% invested in foreign large-cap growth names. The remainder is in U.S. Treasuries, corporate bonds, and cash. We have also invested approximately 2% in Canadian government bonds as a way to generate some additional yield and possibly some currency appreciation in the Canadian dollar versus the U.S. dollar.

Corporate earnings estimates are under pressure and earnings growth rates are actually declining. Given current market valuations, those companies that fall short of earnings expectations may come under pressure. Accordingly, the Blue Chip Portfolio will remain conservatively positioned, while continuing to seek those blue chip companies expected to deliver the most consistent earnings and which are appropriately valued.


                                Investment Value
---------------------------------------------------------------------------
                          1997                     1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maxim Blue Chip Portfolio 10316                    12157.41
---------------------------------------------------------------------------
---------------------------------------------------------------------------
S&P 500 Inde              11057.52                 14217.76
---------------------------------------------------------------------------
As of 12/31/98
Maxim Blue Chip Total Return -
One Year: 17.85%
Since Inception: 13.91%
Portfolio inception 7/1/97
Past performance is not predictive of future results.





Maxim Growth Index Portfolio

The growth portion of the Russell 1000 index experienced the same volatility as the S&P 500, although at a much more exaggerated rate, as investors focused on growth stocks. The index started out the year at the 450 level, hit 552 in June, and broke through a ceiling at 600 in December to end the year at 632.99. Tech stocks, along with autos and transportation, led the way to new heights during the last quarter of the year. Expectations of lower interest rates and of continued strong earnings were major positive influences on the growth market in 1998. Asian concerns continue to weigh down the export & multinational components of the index, and future corporate earnings growth is expected to be flat.


                                Investment Value
-------------------------------------------------------------------------------------
                      1993      1994       1995       1996      1997       1998
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Maxim Growth Index    10079     10273.52   13899.05   16970.74  21936.38   30114.26
Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell 1000 Growth   10152     10426.1    14303.05   17610.2   22979.2    31873.53
Index
-------------------------------------------------------------------------------------

As of 12/31/98
Maxim Growth Index
Total Return -
One Year: 37.28%
Five Year: 24.47%
Since Inception: 24.22%
Portfolio inception 12/1/93
Past performance is not predictive of future results.



Maxim Value Index Portfolio

The value portion of the Russell 1000 index experienced the same type of roller coaster ride as the S&P 500, but at a much more subdued rate of climb and descent, as investors focused on growth as opposed to value. The index started out just under the 480 level, before hitting a ceiling it could not break through at the 550 level in March, July and December. As with the S&P 500, the major positive influence on the value market in 1998 has been expectations of lower interest rates and of continued strong earnings. Future corporate earnings growth in the value market is expected to be flat, and concerns about Asia continue to weigh down the index's export & multinational components.

                                Investment Value
------------------------------------------------------------------------------------
                     1993       1994      1995       1996      1997       1998
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Maxim Value Index    10132      9879.71   13515.45   16303.68  21859.98   25025.31
Portfolio
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell 1000 Value   10109      9907.83   13707.48   16673.78  22539.79   26062.53
Index
------------------------------------------------------------------------------------

As of 12/31/98
Maxim Value Index
Total Return -
One Year: 14.48%
Five Year: 19.82%
Since Inception: 19.78%
Portfolio inception 12/1/93
Past performance is not predictive of future results.











Maxim Mid-Cap Growth Portfolio

The Maxim MidCap Growth Portfolio outperformed the S&P MidCap 400 Index and the Lipper Variable Annuity Underlying Mid Cap Funds Average, for the year.

Despite increased market volatility during the year, investors enjoyed strong gains again in 1998. Although mid-cap stocks still lagged their large-cap peers, the S&P MidCap 400 Index rebounded after a decline of 30% from its high in April to finish the year with a 19.11% gain.

Some of the best performing stocks in the Portfolio for the year were in the health care and technology sectors. During the fourth quarter, we added to our weighting in the consumer sector, and also modestly increased our holdings in technology, where we have been underweighted, which contributed to our overall performance.

                                Investment Value
---------------------------------------------------------------------------
                          1997                     1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maxim Mid-Cap Growth      11086                    13550.42
Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
S&P 400 Index             11702.68                 13939.06
---------------------------------------------------------------------------
As of 12/31/98
Maxim Mid-Cap Growth
Total Return -
One Year: 22.23%
Since Inception: 22.45%
Portfolio inception 7/1/97
Past performance is not predictive of future results.




Maxim Short-Term Maturity Bond Portfolio

Most corporate bond investors and the majority of fixed income portfolio managers would rather forget 1998. Unlike during previous periods of major spread widening, Gross Domestic Product growth was robust in 1998. Normally, when the spread between the current yield on corporate bonds and that of comparable U. S. Treasury instruments increases, it is an indication that the economy is slowing down and investors are demanding an increase in the risk premium associated with corporate bonds. However, during 1998 the depth of the worldwide debt crisis and rapidly falling commodity prices brought on sweeping changes to liquidity in the fixed income markets. In fact, the re-pricing of liquidity risk was the main factor causing corporate spreads to widen in the year. On average, corporate spreads widened by 55 basis points (0.55%) during 1998.

The Short-term Maturity Bond Portfolio remained over-weighted in corporate bonds throughout the year. However, the short duration nature of the Portfolio allowed it to deliver a return that was the same as that of its index.


                                Investment Value
---------------------------------------------------------------------------------------------
                                  1995           1996           1997           1998
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Maxim Short-Term Maturity Bond    10302          10786.19       11448.47       12176.59
Portfolio
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Lehman 1-3 Year Gov/Corp Index    10355          10887.25       11612.34       12422.88
---------------------------------------------------------------------------------------------

As of 12/31/98
Maxim Short-Term Maturity Bond
Total Return -
One Year: 6.36%
Since Inception: 5.93%
Portfolio inception 8/1/95
Past performance is not predictive of future results.




Maxim Aggressive Profile Portfolio

The Aggressive Profile Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Aggressive Profile Portfolio invests most of its assets in asset classes which have historically demonstrated relatively high levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.


In 1998, the Aggressive Profile Portfolio's asset class and underlying portfolio allocations were as follows:


Asset    AllocaUnderlying  1st   Underlying  2nd   Underlying  3rd   Underlying  4th
 Class          Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.
---------------------------------------------------------------------------------------
Internatio25%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
               INVESCO ADR       INVESCO ADR       INVESCO ADR       INVESCO ADR
               Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Int'l             Int'l             Int'l             Int'l
               Equity            Equity            Equity            Equity
               (Templeton)       (Templeton)       (Templeton)       (Templeton)
---------------------------------------------------------------------------------------
Small-Cap 20%  Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Small Cap         Small Cap         Small Cap         Small Cap
               Value             Value             Aggressive        Value
               (Ariel)           (Ariel)           Growth            (Ariel)
               Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Small Cap         Small Cap         Small Cap         INVESCO Sm
               Index             Index             Value             Cap Gr
                                                   (Ariel)
---------------------------------------------------------------------------------------
Mid-Cap   30%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
               Mid-Cap           Mid-Cap           Mid-Cap           Mid-Cap
               Growth            Growth            Growth            Growth
               Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
               MidCap            MidCap            MidCap            MidCap
               (Growth           (Growth           (Growth           (Growth
               Fund I)           Fund I)           Fund I)           Fund I)
---------------------------------------------------------------------------------------
Large-Cap 25%  Maxim T.     15%  Maxim        15%  Maxim        15%  Maxim T.     15%
               Rowe              Stock Index       Value Index       Rowe
               Equity                                                Equity
               Income                                                Income
               Maxim        10%  Maxim T.     10%  Maxim        10%  Maxim        10%
               Stock Index       Rowe              Stock Index       Stock Index
                                 Equity
                                 Income
---------------------------------------------------------------------------------------

         100% 100% 100% 100% 100% The performance of the Aggressive Profile Portfolio is directly related to the performance of its underlying portfolios. In general, the international and small cap asset classes were hit harder by the Asian crisis and the general market down-turn than mid cap and large cap domestic equities were, and also did not recover as well from the buffeting.

                                Investment Value

-------------------------------------------------------------------------------
                              1997                    1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maxim Aggressive Profile      10331                   11864.12
Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Composite Benchmark           10102.98                11788.68
-------------------------------------------------------------------------------
As of 12/31/98
Maxim Aggressive
Profile Total Return -
One Year: 14.84%
Since Inception: 13.67%
Portfolio inception 9/9/97
Past performance is not predictive of future results.
The composite benchmark is a blend of the following indexes, weighted as shown. MSCI WORLD excluding the U.S. 25%
Russell 2000 Index                  20%
S&P 500 Index                 25%
S&P 400 Index                 30%




Maxim Moderately Aggressive Profile Portfolio
The Moderately Aggressive Profile Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Moderately Aggressive Profile Portfolio invests most of its assets in asset classes which have historically demonstrated moderately high levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

In  1998,  the  Moderately   Aggressive  Profile  Portfolio's  asset  class  and
underlying portfolio allocations were as follows:


Asset    AllocaUnderlying  1st      Underlying    2nd   Underlying  3rd   Underlying  4th
 Class          Portfolio  Qtr.     Portfolio     Qtr.   Portfolio  Qtr.   Portfolio  Qtr.
--------------------------------------------------------------------------------------------
Internatio20%  Maxim        10%  Maxim INVESCO     10%  Maxim        10%  Maxim        10%
               INVESCO ADR       ADR                    INVESCO ADR       INVESCO ADR
               Maxim        10%  Maxim Int'l       10%  Maxim        10%  Maxim        10%
               Int'l             Equity                 Int'l             Int'l
               Equity            (Templeton)            Equity            Equity
               (Templeton)                              (Templeton)       (Templeton)
--------------------------------------------------------------------------------------------
Small-Cap 10%  Maxim        10%  Maxim Small Cap   10%  Maxim        10%  Maxim        10%
               Small Cap         Value (Ariel)          Small Cap         Small Cap
               Value                                    Aggressive        Value
               (Ariel)                                  Growth            (Ariel)
--------------------------------------------------------------------------------------------
Mid-Cap   20%  Maxim        10%  Maxim Mid-Cap     10%  Maxim        10%  Maxim        10%
               Mid-Cap           Growth                 Mid-Cap           Mid-Cap
               Growth                                   Growth            Growth
               Maxim        10%  Maxim MidCap      10%  Maxim        10%  Maxim        10%
               MidCap            (Growth Fund I)        MidCap            MidCap
               (Growth                                  (Growth           (Growth
               Fund I)                                  Fund I)           Fund I)
--------------------------------------------------------------------------------------------
Large-Cap 35%  Maxim T.     15%  Maxim Stock       15%  Maxim        15%  Maxim T.     15%
               Rowe              Index                  Value Index       Rowe
               Equity                                                     Equity
               Income                                                     Income
               Maxim        10%  Maxim T. Rowe     10%  Maxim        10%  Maxim        10%
               Stock Index       Equity Income          Stock Index       Stock Index
               Maxim        10%  Maxim Value       10%  Maxim        10%  Maxim        10%
               Value Index       Index                  Growth            Growth
                                                        Index             Index
--------------------------------------------------------------------------------------------
Bond      15%  Maxim        15%  Maxim Corporate   15%  Maxim        15%  Maxim US     15%
               Corporate         Bond (Loomis)          Corporate         Govt
               Bond                                     Bond              Securities
               (Loomis)                                 (Loomis)
--------------------------------------------------------------------------------------------
         100%              100%                   100%              100%              100%


The performance of the Moderately Aggressive Profile Portfolio is directly related to the performance of its underlying portfolios. In general, the international and small cap equity asset classes were hit harder by the Asian crisis and the general market down-turn than mid cap and large cap equities were, and did not recover as well from the buffeting. Additionally, the bond asset class did not generally perform as well as mid cap and large cap equities, due to investors' flight to the perceived relative safety of large blue chip stocks and U. S. Treasuries.

                                Investment Value
------------------------------------------------------------------------------
                             1997                    1998
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maxim Moderately Aggressive  10366                   11665.9
Profile Portfolio
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Composite Benchmark          10185.95                11130.02
------------------------------------------------------------------------------
As of 12/31/98
Maxim Moderately Aggressive Profile
Total Return -
One Year: 12.54%
Since Inception: 12.25%
Portfolio inception 9/9/97
Past performance is not predictive of future results.
The composite benchmark is a blend of the following indexes, weighted as shown.
Lehman Brothers Intermed Term Govt/Corp   15%
MSCI WORLD excluding the U.S.       20%
Russell 2000 Index                        10%
S&P 500 Index                       35%
S&P 400 Index                       20%







Maxim Moderate Profile Portfolio

The Moderate Profile Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Moderate Profile Portfolio invests most of its assets in asset classes which have historically demonstrated moderate levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

In 1998, the Moderate Profile Portfolio's asset class and underlying portfolio allocations were as follows:


Asset   Allocation Underlying  1st   Underlying  2nd   Underlying  3rd   Underlying  4th
 Class          Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.
---------------------------------------------------------------------------------------
International  15%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim   15%
               INVESCO ADR       INVESCO ADR       INVESCO ADR       INVESCO ADR
---------------------------------------------------------------------------------------
Small-Cap 10%  Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Small Cap         Small Cap         Small Cap         Small Cap
               Value             Value             Aggressive        Value
               (Ariel)           (Ariel)           Growth            (Ariel)
---------------------------------------------------------------------------------------
Mid-Cap   15%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
               Mid-Cap           Mid-Cap           Mid-Cap           Mid-Cap
               Growth            Growth            Growth            Growth
---------------------------------------------------------------------------------------
Large-Cap 30%  Maxim T.     10%  Maxim        10%  Maxim        10%  Maxim T.     10%
               Rowe              Stock Index       Value Index       Rowe
               Equity                                                Equity
               Income                                                Income
               Maxim        10%  Maxim T.     10%  Maxim        10%  Maxim        10%
               Stock Index       Rowe              Stock Index       Stock Index
                                 Equity
                                 Income
               Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Value Index       Value Index       Growth            Growth
                                                   Index             Index
---------------------------------------------------------------------------------------
Bond      15%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim US     15%
               Corporate         Corporate         Corporate         Govt
               Bond              Bond              Bond              Securities
               (Loomis)          (Loomis)          (Loomis)
---------------------------------------------------------------------------------------
Short-term15%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
Bond           Short Term        Short Term        Short Term        Short Term
               Bond              Bond              Bond              Bond

100%  100%  100%  100% 100%
---------------------------------------------------------------------------------------

The performance of the Moderate Profile Portfolio is directly related to the performance of its underlying portfolios. In general, the international and small cap equity asset classes were hit harder by the Asian crisis and the general market down-turn than mid cap and large cap equities were, and did not recover as well from the buffeting. Additionally, the bond asset class did not generally perform as well as mid cap and large cap equities, due to investors' flight to the perceived relative safety of large blue chip stocks and U. S. Treasuries.

                                Investment Value
---------------------------------------------------------------------------
                          1997                     1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maxim Moderate Profile    10260                    11430.67
Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Composite Benchmark       10207.32                 11071.22
---------------------------------------------------------------------------
As of 12/31/98
Maxim Moderate Profile
Total Return -
One Year: 11.41%
Since Inception: 10.55%
Portfolio inception 9/9/97
Past performance is not predictive of future results.
The composite benchmark is a blend of the following indexes, weighted as shown.
Lehman Brothers Govt/Corp 1-3 Yr          15%
Lehman Brothers Intermed Term Govt/Corp   15%
MSCI WORLD excluding the U.S.       15%
Russell 2000 Index                        10%
S&P 500 Index                       30%
S&P 400 Index                       15%




Maxim Moderately Conservative Profile Portfolio

The Moderately Conservative Profile Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Moderately Conservative Profile Portfolio invests most of its assets in asset classes which have historically demonstrated moderately lower levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

In 1998, the Moderately Conservative Profile Portfolio's asset class and underlying portfolio allocations were as follows:


Asset  Allocation Underlying  1st   Underlying  2nd   Underlying  3rd   Underlying  4th
 Class          Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.
---------------------------------------------------------------------------------------
Inter-     15%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim        15%
national   INVESCO ADR       INVESCO ADR       INVESCO ADR       INVESCO ADR
---------------------------------------------------------------------------------------
Mid-Cap   10%  Maxim        10%  Maxim        10%  Maxim        10%  Maxim        10%
               Mid-Cap           Mid-Cap           Mid-Cap           Mid-Cap
               Growth            Growth            Growth            Growth
---------------------------------------------------------------------------------------
Large-Cap 25%  Maxim T.     15%  Maxim        15%  Maxim        15%  Maxim T.     15%
               Rowe              Stock Index       Value Index       Rowe
               Equity                                                Equity
               Income                                                Income
               Maxim        10%  Maxim T.     10%  Maxim        10%  Maxim        10%
               Stock Index       Rowe              Stock Index       Stock Index
                                 Equity
                                 Income
---------------------------------------------------------------------------------------
Bond      25%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim US     15%
               Corporate         Corporate         Corporate         Govt
               Bond              Bond              Bond              Securities
               (Loomis)          (Loomis)          (Loomis)
               Maxim US     10%  Maxim US     10%  Maxim US     10%  Maxim Bond   10%
               Govt              Govt              Govt
               Securities        Securities        Securities
---------------------------------------------------------------------------------------
Short-term25%  Maxim        25%  Maxim        25%  Maxim        25%  Maxim        25%
Bond           Short Term        Short Term        Short Term        Short Term
               Bond              Bond              Bond              Bond
---------------------------------------------------------------------------------------

         100% 100% 100% 100% 100% The performance of the Moderately Conservative Profile Portfolio is directly related to the performance of its underlying portfolios. In general, the international equity asset class was hit harder by the Asian crisis and the general market down-turn than mid cap and large cap equities were, and did not recover as well from the buffeting. Additionally, the bond asset class did not generally perform as well as mid cap and large cap equities, due to investors' flight to the perceived relative safety of large blue chip stocks and U. S. Treasuries.

                                Investment Value
-------------------------------------------------------------------------------
                              1997                     1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maxim Moderately              10229                    11226.33
Conservative Profile
Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Composite Benchmark           10221.63                 11161.62
-------------------------------------------------------------------------------
As of 12/31/98
Maxim Moderately Conservative Profile
Total Return -
One Year: 9.75%
Since Inception: 9.06%
Portfolio inception 9/9/97
Past performance is not predictive of future results.
The composite benchmark is a blend of the following indexes, weighted as shown.
Lehman Brothers Govt/Corp 1-3 Yr          25%
Lehman Brothers Intermed Term Govt/Corp   25%
MSCI WORLD excluding the U.S.       15%
S&P 500 Index                       25%
S&P 400 Index                       10%






Maxim Conservative Profile Portfolio

The Conservative Profile Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Conservative Profile Portfolio invests most of its assets in asset classes which have historically demonstrated lower levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

In 1998, the Conservative Profile Portfolio's asset class and underlying portfolio allocations were as follows:


Asset Allocation Underlying  1st   Underlying  2nd   Underlying  3rd   Underlying  4th
 Class          Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.   Portfolio  Qtr.
---------------------------------------------------------------------------------------
Large-Cap 25%  Maxim T.     15%  Maxim        15%  Maxim        15%  Maxim T.     15%
               Rowe              Stock Index       Value Index       Rowe
               Equity                                                Equity
               Income                                                Income
               Maxim        10%  Maxim T.     10%  Maxim        10%  Maxim        10%
               Stock Index       Rowe              Stock Index       Stock Index
                                 Equity
                                 Income
---------------------------------------------------------------------------------------
Bond      40%  Maxim        15%  Maxim        15%  Maxim        15%  Maxim US     15%
               Corporate         Corporate         Corporate         Govt
               Bond              Bond              Bond              Securities
               (Loomis)          (Loomis)          (Loomis)
               Maxim US     15%  Maxim US     15%  Maxim US     15%  Maxim Bond   15%
               Govt              Govt              Govt
               Securities        Securities        Securities
               Maxim Bond   10%  Maxim Bond   10%  Maxim Bond   10%  Maxim        10%
                                                                       Corporate
                                                                            Bond
                                                                        (Loomis)
---------------------------------------------------------------------------------------
Short-term35%  Maxim        35%  Maxim        35%  Maxim        35%  Maxim        35%
Bond           Short Term        Short Term        Short Term        Short Term
               Bond              Bond              Bond              Bond
---------------------------------------------------------------------------------------
         100%              100%              100%              100%              100%

          The performance of the Conservative Profile Portfolio is directly related to the performance of its underlying portfolios. Generally, the bond asset class did not perform as well as large cap equities, due to investors' flight to the perceived relative safety of large blue chip stocks and U. S. Treasuries.

                                Investment Value
---------------------------------------------------------------------------
                          1997                     1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maxim Conservative        10360                    11214.7
Profile Portfolio
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Composite Benchmark       10334.71                 11698.01
---------------------------------------------------------------------------
As of 12/31/98
Maxim Conservative Profile Total Return -
One Year: 8.25%
Since Inception: 8.98%
Portfolio inception 9/9/97
Past performance is not predictive of future results.
The composite benchmark is a blend of the following indexes, weighted as shown.
Lehman Brothers Govt/Corp 1-3 Yr          35%
Lehman Brothers Intermed Term Govt/Corp   40%
S&P 500 Index                       25%

Independent Auditors' Report


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond Portfolio and U.S. Government Securities Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Portfolio and U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                             MAXIM SERIES FUND, INC.

                Financial Statements and Financial Highlights for
                   the Years Ended December 31, 1998 and 1997

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  U.S.
                                                                                                              GOVERNMENT
                                                                                        BOND                  SECURITIES
                                                                                     PORTFOLIO                PORTFOLIO
                                                                                   --------------           ---------------
ASSETS:
    Investments in securities, market value:  (1)                                $   74,469,745           $    78,267,123
    Cash                                                                                 10,862                    10,878
    Dividends and interest receivable                                                 1,394,669                   555,446
    Subscriptions receivable                                                            233,277                    56,553
    Receivables for investments sold                                                     30,027                    25,209
                                                                                   --------------           ---------------

      Total assets                                                                   76,138,580                78,915,209
                                                                                   --------------           ---------------

LIABILITIES:
    Due to GW Capital Management                                                         38,698                    40,083
                                                                                   --------------           ---------------

      Total liabilities                                                                  38,698                    40,083
                                                                                                            ---------------
                                                                                   --------------

NET ASSETS                                                                       $   76,099,882            $   78,875,126
                                                                                   ==============           ===============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value                                                $    6,253,746            $    7,138,697
    Additional paid-in capital                                                       70,143,446                71,509,967
    Net unrealized appreciation on investments                                          719,054                 2,441,265
    Undistributed (overdistributed) net investment income                                  (814)                   25,693
    Accumulated net realized loss on investments                                     (1,015,550)               (2,240,496)
                                                                                   --------------           ---------------

NET ASSETS                                                                       $   76,099,882            $   78,875,126
                                                                                   ==============           ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                            $       1.2169           $         1.1049
                                                                                   ==============           ===============
    (Offering and Redemption Price)

SHARES OF CAPITAL STOCK
    Authorized                                                                      200,000,000               200,000,000
    Outstanding                                                                      62,537,461                71,386,974

(1)  Cost of Investments in securities:                                              73,750,691                75,825,858

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

---------------------------------------------------------------------------------------------           ------------------

                                                                                                               U.S.
                                                                                                            GOVERNMENT
                                                                                BOND                        SECURITIES
                                                                              PORTFOLIO                      PORTFOLIO
                                                                         --------------------           -------------------
INVESTMENT INCOME:
  Interest                                                             $        4,811,432             $         4,379,420
  Dividends
  Less:  Foreign withholding tax
                                                                         --------------------           -------------------

    Total income                                                                4,811,432                       4,379,420

EXPENSES:
  Management fees                                                                 437,276                         402,762
                                                                         --------------------           -------------------

NET INVESTMENT INCOME                                                           4,374,156                       3,976,658
                                                                         --------------------           -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                       (83,131)                        160,452
    Change in net unrealized appreciation (depreciation) on                       368,889                         517,123
  investments
                                                                         --------------------           -------------------

    Net realized and unrealized gain on investments                               285,758                         677,575
                                                                         --------------------           -------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $        4,659,914              $        4,654,233
                                                                         ====================           ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                                               BOND                               U.S. GOVERNMENT
                                                                            PORTFOLIO                           SECURITIES PORTFOLIO
                                                               -------------------------------------    ----------------------------
                                                                     1998              1997                1998             1997
                                                               -----------------  ---------------- ---------------------------------
INCREASE (DECREASE) IN  NET ASSETS:

OPERATIONS:
    Net investment income                                   $   4,374,156          4,608,087        3,976,658       3,760,112
    Net realized gain (loss) on investments                       (83,131)           542,333          160,452         465,572
    Change in net unrealized appreciation (depreciation)          368,889           (116,442)         517,123         517,584
    on investments
                                                               -----------------  ---------------- --------------  -----------------

       Net increase in net assets resulting from operations     4,659,914          5,033,978        4,654,233       4,743,268
                                                               -----------------  ---------------- --------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (4,376,390)        (4,606,667)      (3,950,965)     (3,758,702)
                                                               -----------------  ---------------- --------------  -----------------

       Total distributions                                     (4,376,390)        (4,606,667)      (3,950,965)     (3,758,702)
                                                               -----------------  ---------------- --------------  -----------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                          12,486,775          3,273,612       25,817,032       8,527,479
    Reinvestment of distributions                               4,376,390          4,606,667        3,950,965       3,758,702
    Redemptions of shares                                      (11,330,510)       (16,116,996)     (9,908,056)     (19,036,693)
                                                               -----------------  ---------------- -------------  ------------------

       Net increase (decrease) in net assets resulting          5,532,655         (8,236,717)      19,859,941      (6,750,512)
       from share transactions
                                                               -----------------  ---------------- --------------  -----------------

       Total increase (decrease) in net assets                  5,816,179         (7,809,406)      20,563,209      (5,765,946)

NET ASSETS:
    Beginning of period                                        70,283,703         78,093,109       58,311,917      64,077,863
                                                               -----------------  ---------------- -------------  ------------------

    End of period (1)                                       $  76,099,882         70,283,703       78,875,126      58,311,917
                                                               =================  ================ ============  ===================

OTHER INFORMATION:

SHARES:
    Sold                                                       10,188,308          2,701,377       23,360,364       7,875,640
    Issued in reinvestment of distributions                     3,595,220          3,831,637        3,595,269       3,492,361
    Redeemed                                                   (9,239,039)        (13,299,737)     (8,979,194)     (17,630,768)
                                                                                                   ----------------
                                                               =================  ================                 =================
       Net increase (decrease)                                  4,544,489         (6,766,723)      17,976,439      (6,262,767)
                                                               =================  ================ =================================

(1)  Including undistributed (overdistributed) net                   (814)             1,420           25,693         (28,590)
investment income

See notes to financial statements.

MAXIM SERIES FUND, INC.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995 and 1994 is as follows:

                                                                 Year Ended December 31,
                                              ---------------------------------------------------------------
                                                 1998           1997         1996         1995        1994
                                              ------------   -----------  -----------   ----------  ---------

Net Asset Value, Beginning of  Period       $    1.2119    $    1.2059  $    1.2301   $    1.1352 $   1.2274

Income From Investment Operations

Net investment income                            0.0740         0.0767       0.0745        0.0736     0.0634
Net realized and unrealized gain (loss)          0.0050         0.0060      (0.0242)       0.0949    (0.0922)
                                              ------------   -----------  -----------   ----------  ---------


 Total Income (Loss) From Investment             0.0790         0.0827       0.0503        0.1685    (0.0288)
Operations

Less Distributions

From net investment income                      (0.0740)       (0.0767)     (0.0745)      (0.0736)   (0.0634)
                                              ------------   -----------  -----------   ----------  ---------

Total Distributions                             (0.0740)       (0.0767)     (0.0745)      (0.0736)   (0.0634)
                                              ------------   -----------  -----------   ----------  ---------

Net Asset Value, End of Period              $    1.2169    $    1.2119  $    1.2059   $    1.2301 $   1.1352
                                              ============   ===========  ===========   ==========  =========

Total Return                                     6.65%          7.07%        4.26%        15.21%     (2.36)%

Net Assets, End of Period                   $ 76,099,882   $ 70,283,703 $ 78,093,109  $ 80,025,099$ 68,965,299

Ratio of Expenses to Average Net Assets          0.60%          0.60%        0.60%         0.60%      0.60%

Ratio of Net Investment Income to Average        6.00%          6.22%        6.10%         6.16%      5.33%
Net Assets

Portfolio Turnover Rate                         42.50%         90.81%      117.39%       191.58%     60.85%






Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $32,742,558 and $29,886,069, respectively.











(Continued)

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 is as follows:

                                                                 Year Ended December 31,
                                              ---------------------------------------------------------------
                                                1998          1997         1996          1995        1994
                                              ----------   -----------   ----------   -----------  ----------

Net Asset Value, Beginning of Period             1.0918  $    1.0738   $     1.1001 $    1.0138  $    1.1061

Income From Investment Operations

Net investment income                            0.0646       0.0707         0.0675      0.0723       0.0572
Net realized and unrealized gain (loss)          0.0126       0.0180        (0.0263)     0.0863      (0.0924)
                                                           -----------   ----------   -----------  ----------
                                              ----------

Total Income (Loss) from Investment              0.0772       0.0887         0.0412      0.1586      (0.0352)
Operations
                                              ----------   -----------   ----------   -----------  ----------

Less Distributions

From net investment income                      (0.0641)     (0.0707)       (0.0675)    (0.0723)     (0.0571)
                                              ----------   -----------   ----------   -----------  ----------

Total Distributions                             (0.0641)     (0.0707)       (0.0675)    (0.0723)     (0.0571)
                                              ----------   -----------   ----------   -----------  ----------

Net Asset Value, End of Period                   1.1049       1.0918   $     1.0738 $    1.1001  $    1.0138
                                              ==========   ===========   ==========   ===========  ==========

Total Return                                     7.24%        8.51%          3.92%      16.09%       (3.20)%

Net Assets, End of Period                     78,875,126 $ 58,311,917  $ 64,077,863 $ 62,473,959 $ 56,338,235

Ratio of Expenses to Average Net Assets          0.60%        0.60%          0.60%       0.60%        0.60%

Ratio of Net Investment Income to Average        5.91%        6.32%          6.22%       6.76%        5.47%
Net Assets

Portfolio Turnover Rate                         56.64%       55.54%        145.02%     185.57%      308.47%







Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $56,734,133 and $35,922,799, respectively.



(Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Bond and U.S. Government Securities Portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold to Maxim Series Account, Pinnacle Series Account, FutureFunds Series Account, FutureFunds Series Account II, and Qualified Series Account of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the
        Fund  which  are  in  accordance  with  generally  accepted   accounting
        principles in the investment company industry:

        Dividends

        Dividends from investment income of the Bond and U.S. Government Securities Portfolios are declared and reinvested quarterly. Dividends from capital gains of all portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold was determined by specific lot selection.

        Security Valuation

        Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Short-term and money market securities are valued at amortized cost which approximates market value.

        The portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1998 were as follows:

                                                           Bond Portfolio
                                                          -----------------

                            Aggregate Cost              $   15,149,308
                            Aggregate Fair Value        $   14,768,970
                            Percent of Net Assets              19.41%

        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1998, the Bond and U.S. Government Securities Portfolios had available for federal income tax purposes unused capital loss carryovers of $1,001,505 and $2,240,496, respectively, which expire between 2002 and 2004.

        Classification of Distributions to Shareholders

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

        The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. In the U.S. Government Securities Portfolio, overdistibutions of net investment income of $28,590 have been reclassified to Additional Paid-In Capital.

3.      INVESTMENT ADVISORY AGREEMENT

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund and to cover operating expenses of the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Bond and U.S. Government Securities Portfolios.

        Expenses incurred by the Fund, which are not portfolio specific, are allocated among the portfolios based on relative net assets or other appropriate allocation methods. For certain funds, the management fee encompasses other fund operating expenses.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:

                                                                  U.S.
                                                               GOVERNMENT
                                        BOND                  SECURITIES
                                      PORTFOLIO               PORTFOLIO
                                    ---------------        -----------------


   Gross appreciation            $    2,042,896          $    2,487,258

   Gross depreciation                (1,323,842)                (45,993)
                                    ---------------        -----------------

   Net unrealized appreciation   $      719,054          $    2,441,265
                                    ===============        =================

The Maxim Series Fund

Bond Portfolio

BONDS

AIR --- 4.0%
  2,879,807 American Trans Air                                         2,988,087
            Pass Thru Certs 1996-1C
            7.820% March 26, 2004
                                                                      $2,988,087

CANADIAN - PROVINCIAL --- 4.3%
  3,000,000 Manitoba                                                   3,176,910
            Global Notes
            6.750% March 1, 2003
                                                                      $3,176,910

COMMUNICATIONS --- 6.1%
  1,500,000 Cable & Wireless Communications PLC                        1,500,660
            Yankee Notes
            6.375% March 6, 2003
  3,000,000 News America Inc                                           3,063,270
            6.703% May 21, 2004
                                                                      $4,563,930

CREDIT INSTITUTIONS --- 26.6%
  3,000,000 Associates Corp North America                              3,272,100
            Medium Term Notes
            7.240% August 15, 2006
  3,000,000 Countrywide Funding Corp                                   3,031,680
            Medium Term Notes
            6.280% January 15, 2003
  3,000,000 Credit Suisse First Boston#                                3,127,200
            Notes
            6.500% May 1, 2008
  2,500,000 GE Capital Mortgage Services Inc                           2,537,500
            CMO Series 1994-13 Class A2
            6.500% April 25, 2024
  3,000,000 General Electric Capital Corp                              3,237,489
            Eurodollar Medium Term Notes
            8.100% February 15, 2002
  1,500,000 Greenpoint Bank                                            1,488,735
            Bank Notes
            6.700% July 15, 2002
  3,000,000 NationsBank Corp                                           3,118,350
            Senior Notes
            6.375% May 15, 2005
                                                                     $19,813,054

ELECTRIC --- 8.4%
  3,000,000 Gulf States Utilities Co                                   3,051,420
            First Mortgage Med Term Notes
            6.410% August 1, 2001
  3,000,000 Iberdrola International#                                   3,196,170
            Notes
            7.125% June 1, 2003
                                                                      $6,247,590

FOREIGN BANKS --- 16.4%
  3,000,000 Bayerische Landesbanken NY                                 3,054,810
            Medium Term Notes
            6.375% August 31, 2000
  3,000,000 Export-Import Bank of Korea                                2,778,300
            Eurodollar Notes
            7.250% June 25, 2001
  3,000,000 Inter-American Development Bank                            3,258,750
            Eurodollar Notes
            8.875% August 22, 2001
  3,000,000 Takefuji Corp#                                             3,136,500
            Senior Notes
            7.300% November 1, 2004
                                                                     $12,228,360

GAS --- 1.4%
  1,000,000 Consolidated Natural Gas Co                                1,030,064
            Debentures
            6.625% December 1, 2013
                                                                      $1,030,064

HIGHWAYS --- 2.8%
  3,000,000 Zhuhai Highway Company Ltd#                                2,100,000
            Senior Notes
            9.125% July 1, 2006
                                                                      $2,100,000

OIL & GAS --- 4.1%
  3,000,000 Occidental Petroleum Corp                                  3,073,200
            MOPPRS
            6.400% April 1, 2003
                                                                      $3,073,200

RAILROADS --- 4.3%
  3,000,000 National Rail Corp#                                        3,209,100
            Yankee Debentures
            7.470% August 8, 2010
                                                                      $3,209,100

REAL ESTATE --- 3.9%
  3,000,000 Highwoods/Forsyth LP                                       2,893,020
            Notes
            6.750% December 1, 2003
                                                                      $2,893,020

RETAIL TRADE --- 6.7%
  2,000,000 General Motors Acceptance Corp                             2,015,520
            Global Notes
            5.750% November 10, 2003
  3,000,000 Shopko Stores Inc                                          2,972,400
            Senior Notes
            6.500% August 15, 2003
                                                                      $4,987,920

SECURITIES & COMMODITIES --- 4.2%
  1,000,000 Lehman Brothers Inc                                        1,034,630
            Notes
            7.360% December 15, 2003
  2,000,000 World Financial Network                                    2,110,000
            Credit Card Master Trust 1996-B Cl A
            6.950% April 15, 2006
                                                                      $3,144,630

TELEPHONE --- 4.1%
  3,000,000 MCI Communications Corp                                    3,045,660
            Remarketable Putable Notes
            6.125% April 15, 2002
                                                                      $3,045,660

U.S. GOVERNMENTS --- 1.5%
  1,000,000 United States of America                                   1,109,220
            Treasury Notes
            6.500% October 15, 2006
                                                                      $1,109,220

TOTAL BONDS --- 98.8%                                                $73,610,745
(Cost $72,891,691)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 1.2%
    859,000 Canadian Imperial Bank of Commerce                           859,000
                                                                        $859,000

TOTAL SHORT-TERM INVESTMENTS --- 1.2%                                   $859,000
(Cost $859,000)

TOTAL BOND PORTFOLIO --- 100.0%                                      $74,469,745
(Cost $73,750,691)

The Maxim Series Fund

U.S. Government Securities Portfolio

BONDS

AGENCY --- 69.7%
  1,218,195 Federal Home Loan Mortgage Corp                            1,225,419
            Pool #G10331
            6.000% September 1, 2009
    581,033 Federal Home Loan Mortgage Corp                              584,574
            Pool #G10205
            6.000% May 1, 2009
    297,296 Federal Home Loan Mortgage Corp                              299,059
            Pool #G10257
            6.000% July 1, 2009
  1,231,886 Federal Home Loan Mortgage Corp                            1,290,400
            Pool #G00256
            8.000% November 1, 2023
  1,031,997 Federal Home Loan Mortgage Corp                            1,061,718
            Pool #30148
            6.500% August 1, 2023
    672,534 Federal Home Loan Mortgage Corp                              676,668
            Pool #E57977
            6.000% April 1, 2009
    154,882 Federal Home Loan Mortgage Corp                              155,801
            Pool #E55428
            6.000% January 1, 2009
    241,940 Federal Home Loan Mortgage Corp                              246,779
            Pool #220010
            8.750% August 1, 2001
     73,199 Federal Home Loan Mortgage Corp                               77,134
            Pool #730105
            10.000% July 1, 2005
    989,707 Federal Home Loan Mortgage Corp                            1,003,672
            Pool #E00177
            6.500% December 1, 2007
     85,194 Federal Home Loan Mortgage Corp                               85,700
            Pool #E00241
            6.000% October 1, 2008
    478,750 Federal Home Loan Mortgage Corp                              516,696
            Pool #260025
            10.250% October 1, 2010
    707,718 Federal Home Loan Mortgage Corp                              849,262
            Pool #N70016
            11.000% July 1, 2020
    921,532 Federal Home Loan Mortgage Corp                              935,060
            6.500% September 1, 2012
    551,050 Federal Home Loan Mortgage Corp                              556,230
            Pool #M70044
            6.000% March 1, 2009
    447,534 Federal Home Loan Mortgage Corp                              481,681
            Pool #G00300
            9.500% April 1, 2025
  1,539,328 Federal Home Loan Mortgage Corp                            1,594,159
            Pool #G00411
            8.000% November 1, 2025
    441,966 Federal National Mortgage Association                        456,727
            Pool #288761
            7.500% October 1, 2024
    597,514 Federal National Mortgage Association                        617,471
            Pool #288735
            7.500% August 1, 2024
  3,423,805 Federal National Mortgage Association                      3,446,265
            6.500% August 1, 2028
    576,233 Federal National Mortgage Association                        577,847
            CMO Series 1993-68 Class Z
            6.000% May 25, 2008
  2,000,000 Federal National Mortgage Association                      2,096,670
            CMO SER.1998-W3 CL.A3
            6.500% July 25, 2028
  1,000,000 Federal National Mortgage Association                      1,050,200
            6.500% May 25, 2007
    822,818 Federal National Mortgage Association                        835,407
            Pool #288916
            6.500% May 1, 2011
    574,150 Federal National Mortgage Association                        604,827
            Pool #124652
            8.500% July 1, 2022
    244,104 Federal National Mortgage Association                        261,045
            Pool #039271
            8.950% December 1, 2016
  1,498,162 Federal National Mortgage Association                      1,535,166
            7.000% November 1, 2028
  2,918,119 Federal National Mortgage Association                      3,013,833
            Fnma Pool #426798
            7.500% July 1, 2008
  2,996,809 Federal National Mortgage Association                      3,018,386
            Pool# 449466
            6.500% November 1, 2028
  1,299,007 Federal National Mortgage Association                      1,325,390
            Pool #303450
            7.000% August 1, 2025
  1,703,682 Federal National Mortgage Association                      1,804,880
            Pool #303583
            8.500% April 1, 2025
  1,109,946 Federal National Mortgage Association                      1,117,572
            Pool #331689
            6.500% February 1, 2026
  1,967,617 Federal National Mortgage Association                      1,941,782
            Pool #415745
            6.000% April 1, 2028
  1,221,831 Federal National Mortgage Association                      1,262,640
            Pool #288748
            7.500% September 1, 2024
    893,379 Government National Mortgage Association                     961,544
            Pool #248357
            9.000% July 15, 2018
  1,320,080 Government National Mortgage Association                   1,364,170
            Pool #399917
            7.500% April 15, 2026
  5,499,841 Government National Mortgage Association                   5,634,037
            Pool #417239
            7.000% February 15, 2026
    894,954 Government National Mortgage Association II                  934,958
            Pool #002345
            8.500% December 20, 2026
     71,443 Government National Mortgage Association II                   76,379
            Pool #001831
            9.500% May 20, 2022
    699,850 Government National Mortgage Association II                  726,515
            Pool #002059
            8.000% August 20, 2025
  1,000,000 U.S. Department of Veterans Affairs                        1,027,400
            VENDEE TR.SER.1995-3 CL.1C
            7.250% July 15, 2014
  1,550,000 U.S. Department of Veterans Affairs                        1,645,790
            VENDEE TRUST SER.1996-3 CL.1E
            6.750% August 15, 2020
  1,000,000 U.S. Department of Veterans Affairs                        1,082,100
            VENDEE TRUST SER.1997-3 CL.2B
            7.500% August 15, 2018
  1,832,955 U.S. Department of Veterans Affairs                        1,853,851
            VENDEE SER.94-1 CL.2G
            6.150% January 15, 2001
  2,492,000 U.S. Department of Veterans Affairs                        2,614,108
            VENDEE TRUST SER.1996-1 CL.1D
            6.750% October 15, 2016
                                                                     $54,526,972

U.S. GOVERNMENTS --- 26.1%
  3,000,000 Federal Home Loan Bank                                     2,999,070
            JUMBO NOTES
            5.125% September 15, 2003
  4,000,000 United States of America                                   4,118,120
            Treasury Notes
            5.500% January 31, 2003
  3,000,000 United States of America                                   3,097,500
            Treasury Notes
            5.500% May 31, 2003
  3,500,000 United States of America                                   3,455,165
            Treasury Notes
            4.250% November 15, 2003
  3,300,000 United States of America                                   3,660,426
            Treasury Notes
            6.500% October 15, 2006
  1,000,000 United States of America                                   1,039,370
            Treasury Notes
            5.875% September 30, 2002
  2,000,000 United States of America                                   2,067,500
            Treasury Notes
            5.875% November 30, 2001
                                                                     $20,437,151

TOTAL BONDS --- 95.8%                                                $74,964,123
(Cost $72,522,858)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 4.2%
  3,303,000 Canadian Imperial Bank of Commerce                         3,303,000
                                                                      $3,303,000

TOTAL SHORT-TERM INVESTMENTS --- 4.2%                                 $3,303,000
(Cost $3,303,000)

TOTAL U.S. GOVERNMENT SECURITIES PORTFOLIO --- 100.0%                $78,267,123
(Cost $75,825,858)

Independent Auditors' Report

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Portfolio, Stock Index Portfolio, Small-Cap Index Portfolio and Small-Cap Value Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio, Stock Index Portfolio, Small-Cap Index Portfolio and Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 1998 and 1997

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                         MONEY            SMALL-CAP            SMALL-CAP             STOCK
                                                        MARKET              INDEX                VALUE               INDEX
                                                       PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                    ----------------    ---------------     ----------------     --------------
ASSETS:
    Investments in securities, market value: (1)  $   605,085,886     $    23,363,819     $   39,138,877       $ 1,030,044,911
    Cash                                                  164,616             244,059             12,958              100,112
    Dividends and interest receivable                     385,448              14,169             53,855            1,005,365
    Subscriptions receivable                           14,013,280              11,782
    Variation margin on futures contracts                                                                              14,984
                                                    ----------------    ---------------     ----------------     --------------

       Total assets                                   619,649,230          23,633,829         39,205,690         1,031,165,372
                                                    ----------------    ---------------     ----------------     --------------

LIABILITIES:
    Due to GW Capital Management                          232,566              12,938             35,773              504,647
    Redemptions payable                                                                           11,702              775,608
    Payables for investments purchased                                          2,263            411,163              162,646
                                                    ----------------    ---------------     ----------------     --------------

       Total liabilities                                  232,566              15,201            458,638            1,442,901
                                                    ----------------    ---------------     ----------------     --------------

NET ASSETS                                        $   619,416,664     $    23,618,628     $   38,747,052       $ 1,029,722,471
                                                    ================    ===============     ================     ==============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value                 $    61,910,222     $     2,981,831     $    4,062,400       $   28,746,342
    Additional paid-in capital                        557,604,327          17,787,533         29,421,457          479,128,392
    Net unrealized appreciation on investments                              2,912,318          4,892,524          517,562,410
    Overdistributed net investment income                                         (51)            (1,623)             (44,746)
    Accumulated net realized gain (loss)
       on investments                                     (97,885)            (63,003)           372,294            4,330,073
                                                    ----------------    ---------------     ----------------     --------------

NET ASSETS                                        $   619,416,664     $    23,618,628     $   38,747,052       $ 1,029,722,471
                                                    ================    ===============     ================     ==============

NET ASSET VALUE PER OUTSTANDING SHARE             $        1.0005     $        0.7921     $       0.9538       $       3.5821
                                                    ================    ===============     ================     ==============
    (Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
    Authorized                                        700,000,000         200,000,000        100,000,000          500,000,000
    Outstanding                                       619,102,218          29,818,311         40,623,998          287,463,419

(1)  Cost of investments in securities:               605,085,886          20,451,501         34,246,353          512,779,164

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                       MONEY          SMALL-CAP     SMALL-CAP           STOCK
                                                                      MARKET            INDEX         VALUE             INDEX
                                                                     PORTFOLIO        PORTFOLIO     PORTFOLIO         PORTFOLIO
                                                                   --------------   -----------------------------   --------------
INVESTMENT INCOME:
    Interest                                                     $  29,209,394    $      78,151       99,591      $     289,964
    Dividends                                                                           940,802      364,813         13,296,832
    Less:  Foreign withholding tax                                                         (243)                        (64,546)
                                                                   --------------   -----------------------------   --------------

       Total income                                                 29,209,394        1,018,710      464,404         13,522,250
                                                                   --------------   -----------------------------   --------------

EXPENSES:
    Salaries                                                                                           7,671
    Legal and SEC fees                                                                                   475
    Directors' fees                                                                                      277
    Audit fees                                                                                         6,000
    Investment administration                                                                         48,585
    Bank and custodial fees                                                                           15,462
    Other expenses                                                                                     4,176
    Management fee                                                   2,435,592          720,754      301,499          5,499,511
                                                                   --------------   --------------  ---------------   --------------
       Total expenses                                                2,435,592          720,754      384,145          5,499,511

Less amount paid by GW Capital Management                                                              2,218
                                                                   --------------   -------------  ----------------   --------------

       Net expenses                                                  2,435,592          720,754      381,927          5,499,511
                                                                   --------------   -------------  ----------------   --------------

NET INVESTMENT INCOME                                               26,773,802          297,956       82,477          8,022,739
                                                                   --------------   --------------  ---------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                            (97,885)         215,482    1,286,818         33,601,051
    Net realized gain on futures contracts                                                                              930,237
    Change in net unrealized appreciation (depreciation) on                          (8,073,517)   1,058,543        174,632,135
    investments
    Change in net unrealized appreciation on futures contracts                                                          296,663
                                                                   --------------   -------------  --------------   --------------

       Net realized and unrealized gain (loss) on investments          (97,885)      (7,858,035)   2,345,361        209,460,086
                                                                   --------------   -----------------------------   --------------


NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $  26,675,917    $  (7,560,079)       2,427,838      $ 217,482,825
                                                                                                    $
                                                                 ==============  ===============   ===============   ==============




See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

-------------------------------------------------------------------------------------------------------------------------

                                                                                                      SMALL-CAP
                                                                      MONEY MARKET                      INDEX
                                                                       PORTFOLIO                      PORTFOLIO
                                                               ---------------------------   ----------------------------
                                                                  1998           1997            1998           1997
                                                               ------------  -------------   -------------  -------------
INCREASE (DECREASE) IN  NET ASSETS:

OPERATIONS:
    Net investment income                                    $  26,773,802 $   22,661,775   $     297,956 $      676,548
    Net realized gain (loss) on investments                        (97,885)                       215,482     18,572,188
    Net realized gain on futures contracts
    Change in net unrealized appreciation (depreciation) on                                    (8,073,517)     1,210,907
    investments
    Change in net unrealized appreciation on futures
    contracts
                                                               ------------  -------------   -------------  -------------

     Net increase (decrease) in net assets resulting from       26,675,917     22,661,775      (7,560,079)    20,459,643
     operations
                                                               ------------  -------------   -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (26,773,802)   (22,661,775)       (298,862)      (675,693)
    From net realized gains                                                                    (8,566,173)   (17,862,285)
                                                               ------------  -------------   -------------  -------------

     Total distributions                                       (26,773,802)   (22,661,775)     (8,865,035)   (18,537,978)
                                                               ------------  -------------   -------------  -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                          388,326,943    290,148,354      38,199,521     37,636,386
    Reinvestment of distributions                               26,835,320     22,600,256       8,865,035     18,537,978
    Redemptions of shares                                      (248,802,924) (256,046,588)   (128,475,619)   (17,424,916)
                                                               ------------  -------------   -------------  -------------

     Net increase (decrease) in net assets resulting from      166,359,339     56,702,022     (81,411,063)    38,749,448
     share transactions
                                                               ------------  -------------   -------------  -------------

     Total increase (decrease) in net assets                   166,261,454     56,702,022     (97,836,177)    40,671,113

NET ASSETS:
Beginning of period                                            453,155,210    396,453,188     121,454,805     80,783,692
                                                               ------------  -------------   -------------  -------------

End of period  (1)                                           $ 619,416,664 $  453,155,210   $  23,618,628 $  121,454,805
                                                               ============  =============   =============  =============

OTHER INFORMATION:

SHARES:
Sold                                                           388,077,079    289,952,140      32,299,544     28,024,040
Issued in reinvestment of distributions                         26,818,379     22,584,973      11,289,381     15,250,949
Redeemed                                                       (248,642,003) (255,873,435)   (110,255,398)   (12,097,741)
                                                               ------------  -------------   -------------  -------------

Net increase (decrease)                                        166,253,455     56,663,678     (66,666,473)    31,177,248
                                                               ============  =============   =============  =============

(1)  Including undistributed net investment income                                                    (51)           855

See notes to financial statements.



MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997
-------------------------------------------------------------------------------------------------------------------------

                                                                          SMALL-CAP                      STOCK
                                                                           VALUE                         INDEX
                                                                         PORTFOLIO                     PORTFOLIO
                                                                 ---------------------------  -----------------------------
                                                                    1998           1997           1998           1997
                                                                 ------------   ------------  -----------------------------
INCREASE (DECREASE) IN  NET ASSETS:

OPERATIONS:
    Net investment income                                             82,477  $     202,422 $    8,022,739 $   12,330,035
    Net realized gain (loss) on investments                        1,286,818      9,934,153     33,601,051    285,551,892
    Net realized gain on futures contracts                                                         930,237
    Change in net unrealized appreciation (depreciation) on        1,058,543     (2,638,834)   174,632,135      3,659,278
    investments
    Change in net unrealized appreciation on futures                                               296,663
    contracts
                                                                 ------------   ------------  -------------  --------------

     Net increase (decrease) in net assets resulting from          2,427,838      7,497,741    217,482,825    301,541,205
     operations
                                                                 ------------   ------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       (84,100)      (202,579)    (8,071,829)   (12,325,692)
    From net realized gains                                       (1,192,181)    (9,161,941)   (33,057,427)   (36,199,261)
                                                                 ------------   ------------  -------------  --------------

     Total distributions                                          (1,276,281)    (9,364,520)   (41,129,256)   (48,524,953)
                                                                 ------------   ------------  -------------  --------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                             19,459,672     18,847,196     62,173,700    135,816,779
    Reinvestment of distributions                                  1,276,281      9,364,520     41,129,256     48,524,953
    Redemptions of shares                                         (5,666,700)   (40,418,346)   (67,320,622)  (556,777,774)
                                                                 ------------   ------------  -------------  --------------

     Net increase (decrease) in net assets resulting from         15,069,253    (12,206,630)    35,982,334   (372,436,042)
     share transactions
                                                                 ------------   ------------  -------------  --------------

     Total increase (decrease) in net assets                      16,220,810    (14,073,409)   212,335,903   (119,419,790)

NET ASSETS:
Beginning of period                                               22,526,242     36,599,651    817,386,568    936,806,358
                                                                 ------------   ------------  -------------  --------------

End of period  (1)                                                38,747,052  $  22,526,242 $ 1,029,722,471$  817,386,568
                                                                 ============   ============  =============  ==============

OTHER INFORMATION:

SHARES:
Sold                                                              20,994,492     14,214,653     19,149,154     50,080,739
Issued in reinvestment of distributions                            1,385,681     10,427,083     11,953,425     16,813,960
Redeemed                                                          (6,364,575)   (29,359,535)   (20,965,088)  (185,685,533)
                                                                 ------------   ------------  -------------  --------------

Net increase (decrease)                                           16,015,598     (4,717,799)    10,137,491   (118,790,834)
                                                                 ============   ============  =============  ==============

(1)  Including undistributed net investment income                    (1,623)          (157)       (44,746)         4,344

See notes to financial statements.


MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                        ---------------------------------------------------------------------
                                            1998          1997          1996          1995          1994
                                        -------------  ------------ -------------  -----------  -------------

Net Asset Value, Beginning of Period  $      1.0007  $     1.0007        1.0007  $     1.0007 $     1.0007

Income From Investment Operations

Net investment income                        0.0505        0.0512        0.0493        0.0555       0.0394
Net realized and unrealized gain            (0.0002)
(loss)
                                        -------------  ------------ -------------  -----------  -------------

Total Income From Investment                 0.0503        0.0512        0.0493        0.0555       0.0394
Operations
                                        -------------  ------------ -------------  -----------  -------------

Less Distributions

From net investment income                  (0.0505)      (0.0512)      (0.0493)      (0.0555)     (0.0394)
                                        -------------  ------------ -------------  -----------  -------------

Total Distributions                         (0.0505)      (0.0512)      (0.0493)      (0.0555)     (0.0394)
                                        -------------  ------------ -------------  -----------  -------------

Net Asset Value, End of Period        $      1.0005  $     1.0007        1.0007  $     1.0007 $     1.0007
                                        =============
                                                       ============ =============  ===========  =============

Total Return/Yield                           5.15%         5.24%         5.04%         5.62%        3.80%


Net Assets, End of Period             $  619,416,664 $ 453,155,210   396,453,188 $ 277,257,289$ 186,587,262

Ratio of Expenses to Average Net             0.46%         0.46%         0.46%          0.46%       0.46%
Assets

Ratio of Net Investment Income to
    Average Net Assets                       5.05%         5.14%         4.99%          5.55%       3.96%








                                                                  (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:


                             Year Ended December 31,
                                        ----------------------------------------------------------------------
                                            1998           1997          1996          1995          1994
                                        --------------  -----------  -------------  ------------  ------------

Net Asset Value, Beginning of Period          1.2588  $      1.2370$      1.1680  $      0.9540 $     1.0112

Income From Investment Operations

Net investment income                         0.0069         0.0081       0.0124         0.0102       0.0097
Net realized and unrealized gain             (0.0532)        0.2419       0.1659         0.2393      (0.0572)
(loss)
                                        --------------  -----------  -------------  ------------  ------------

Total Income (Loss)
    from Investment Operations               (0.0463)        0.2500       0.1783         0.2495      (0.0475)
                                        --------------  -----------  -------------  ------------  ------------

Less Distributions

From net investment income                   (0.0069)       (0.0081)     (0.0124)       (0.0197)     (0.0097)
From net realized gains                      (0.4135)       (0.2201)     (0.0969)       (0.0158)
                                        --------------  -----------  -------------  ------------  ------------

Total Distributions                          (0.4204)       (0.2282)     (0.1093)       (0.0355)     (0.0097)
                                        --------------  -----------  -------------  ------------  ------------

Net Asset Value, End of Period                0.7921  $      1.2588$      1.2370  $      1.1680 $     0.9540
                                        ==============  ===========  =============  ============  ============

Total Return                                 (1.58)%        21.00%       15.30%         26.24%       (4.69)%

Net Assets, End of Period                23,618,628   $ 121,454,805$  80,783,692  $  51,610,284 $  23,336,944

Ratio of Expenses to Average Net              0.60%          0.60%        0.60%          0.60%         0.60%
Assets

Ratio of Net Investment Income
    to Average Net Assets                     0.25%          0.66%        1.04%          1.00%         1.20%

Portfolio Turnover Rate                      59.18%        102.45%       39.66%         30.17%        53.44%




Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $70,654,510 and $158,336,536, respectively.







                                                                   (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:


                             Year Ended December 31,
                                           --------------------------------------------------------------------
                                               1998           1997          1996         1995          1994
                                           --------------  -----------   -----------  -----------   -----------


Net Asset Value, Beginning of Period     $      0.9154   $    1.2480   $    1.0669  $    0.9974   $    1.0330

Income From Investment Operations

Net investment income                           0.0022        0.0067        0.0095       0.0286        0.0068
Net realized and unrealized gain (loss)         0.0721        0.3223        0.1811       0.1234       (0.0356)
                                           --------------  -----------   -----------  -----------   -----------

Total Income (Loss) From
    Investment Operations                       0.0743        0.3290        0.1906       0.1520       (0.0288)
                                           --------------  -----------   -----------  -----------   -----------

Less Distributions

From net investment income                     (0.0022)      (0.0067)      (0.0095)     (0.0636)      (0.0068)
From net realized gains                        (0.0337)      (0.6549)                   (0.0189)
                                           --------------  -----------   -----------  -----------   -----------

Total Distributions                            (0.0359)      (0.6616)      (0.0095)     (0.0825)      (0.0068)
                                           --------------  -----------   -----------  -----------   -----------

Net Asset Value, End of Period           $      0.9538   $    0.9154   $    1.2480  $    1.0669   $    0.9974
                                           ==============  ===========   ===========  ===========   ===========

Total Return                                    8.28%        27.86%        17.94%       15.51%        (2.78)%

Net Assets, End of Period                $   38,747,052  $ 22,526,242  $ 36,599,651 $ 20,769,579  $ 9,721,848

Ratio of Expenses to Average Net
Assets:
    Before reimbursement                         1.27%        1.33%         1.42%        1.52%           1.61%
    After reimbursement #                        1.26%        1.28%         1.31%        1.35%           1.33%

Ratio of Net Investment Income
    to Average Net Assets                        0.27%        0.64%         0.90%        2.51%         0.80%

Portfolio Turnover Rate                         26.29%       82.83%        30.61%       17.78%        16.81%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $20,516,913 and $7,443,580, respectively.



# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                    (Continued)

MAXIM SERIES FUND, INC.

STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:


                             Year Ended December 31,
                                        -----------------------------------------------------------------------
                                            1998           1997           1996          1995          1994
                                        --------------  ------------   -----------   ------------  ------------

Net Asset Value, Beginning of Period  $      2.9474   $     2.3650   $     1.9796  $     1.4978  $     1.5575

Income From Investment Operations

Net investment income                        0.0283         0.0364         0.0336        0.0334        0.0350
Net realized and unrealized gain             0.7538         0.7196         0.3960        0.4963       (0.0335)
(loss)
                                        --------------  ------------   -----------   ------------  ------------

Total Income (Loss) From
     Investment Operations                   0.7821         0.7560         0.4296        0.5297        0.0015

Less Distributions

From net investment income                  (0.0284)       (0.0364)       (0.0336)      (0.0332)      (0.0350)
From net realized gains                     (0.1190)       (0.1372)       (0.0106)      (0.0147)      (0.0262)
                                        --------------  ------------   -----------   ------------  ------------

Total Distributions                         (0.1474)       (0.1736)       (0.0442)      (0.0479)      (0.0612)
                                        --------------  ------------   -----------   ------------  ------------

Net Asset Value, End of Period        $      3.5821   $     2.9474   $     2.3650  $     1.9796  $     1.4978
                                        ==============  ============   ===========   ============  ============

Total Return                                26.79%         32.20%         21.81%       35.60%          0.14%

Net Assets, End of Period             $ 1,029,722,471 $ 817,386,568  $ 936,806,358 $ 707,459,637 $ 497,339,992

Ratio of Expenses to Average Net             0.60%          0.60%          0.60%         0.60%         0.60%
Assets:

Ratio of Net Investment Income
     to Average Net Assets                   0.87%          1.15%          1.58%         1.91%         2.23%

Portfolio Turnover Rate                     12.91%         17.30%          3.31%         5.25%        11.98%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $133,508,986 and $117,060,332, respectively.





                                                                  (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
-------------------------------------------------------------------------------

1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Money Market, Small-Cap Index, Small-Cap Value and Stock Index Portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold to Maxim Series Account, FutureFunds Series Account, FutureFunds Series Account II, Pinnacle Series Account, Qualified Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company) to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

        Dividends

        Dividends from investment income of the Money Market Portfolio are declared daily and reinvested monthly. Dividends from investment income of the other Portfolios are declared and reinvested semi-annually.
        Dividends from capital gains of the Portfolios, if any, are and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

        Security Valuation

        Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Short-term and money market securities are valued at amortized cost which approximates market value.

        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Financial Futures Contracts

        The Stock Index Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, knows as "variation margin", are made or received by the portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. Should market conditions move unexpectedly, the portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1998, the Money Market Portfolio had available for federal income tax purposes an unused capital loss carryover of $97,885 which expires in 2006.

        On December 1, 1998, assets were transferred from the Small-Cap Index Portfolio to another portfolio managed by GW Capital Management, LLC. The in-kind transfer was treated as a redemption at the current market value of $117,269,928 and resulted in book losses of $7,779,545 to the Small-Cap Index Portfolio which will be recognized as a permanent difference for tax purposes.

        Classification of Distributions to Shareholders

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.






        The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. In the Small-Cap Index Portfolio, realized losses of $7,779,545 relating to redemption-in-kind transactions have been reclassed to Additional Paid-In-Capital. In Small-Cap Value Portfolio, over-distributions of net investment income of $157 have been reclassified to Additional Paid-In Capital.


3.      INVESTMENT ADVISORY AGREEMENT

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .46% of the average daily net assets Money Market Portfolio, .60% of the average daily net assets of the Small-Cap Index and Stock Index Portfolios, and 1.00% of the average net assets of the Small-Cap Value Portfolio. However, the investment advisor pays any expenses of the Small-Cap Value Portfolio which exceed an annual rate of 1.35% of the average daily net assets, including management fees.

        Expenses incurred by the Fund, which are not portfolio specific, are allocated among the portfolios based on relative net assets or other appropriate allocation methods. For certain funds, the management fee encompasses other fund operating expenses.


4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:



                             SMALL-CAP         SMALL-CAP          STOCK
                              INDEX             VALUE             INDEX
                            PORTFOLIO         PORTFOLIO          PORTFOLIO
                            --------------    ---------------  --------------



Gross appreciation ........      3,618,780       6,362,224     533,835,927

Gross depreciation ........       (706,462)     (1,469,700)    (16,570,180)
                              ------------    ------------    ------------

Net unrealized appreciation      2,912,318       4,892,524     517,265,747
                              ============    ============    ============


5.      FUTURES CONTRACTS

        As of December 31, 1998, the Stock Index Portfolio had purchased 19 S&P 500 futures contracts. The contracts expire in March 1999, and the portfolio has recorded an unrealized gain of $296,663 as of December 31, 1998.

The Maxim Series Fund

Money Market Portfolio

SHORT-TERM INVESTMENTS

AGENCY --- 0.8%
  5,000,000 Federal National Mortgage Association                      4,999,864
                                                                      $4,999,864

CANADIAN - PROVINCIAL --- 0.3%
  2,000,000 Manitoba                                                   2,016,888
                                                                      $2,016,888

CONSUMER SERVICES --- 4.9%
 22,800,000 United Parcel Service                                     22,578,108
  7,000,000 Walt Disney Co                                             6,987,175
                                                                     $29,565,283

CREDIT INSTITUTIONS --- 20.7%
 30,000,000 American Express Co                                       29,649,019
  1,000,000 Associates Corporation of North America                    1,006,186
  3,000,000 Caterpillar Financial Services Corp                        3,028,405
  1,000,000 Chrysler Financial Corp                                      999,180
  1,050,000 Chrysler Financial Corp                                    1,049,847
 28,100,000 Ford Motor Credit Co                                      27,861,159
  1,800,000 Ford Motor Credit Co                                       1,799,142
  1,000,000 Household Finance Corp                                     1,000,593
  9,000,000 Paccar Financial Corp                                      8,929,875
 21,000,000 Toyota Motor Credit Corp                                  20,896,484
 29,400,000 TransAmerica Financial Corp                               29,168,689
                                                                    $125,388,579

ELECTRIC --- 13.3%
 28,500,000 Duke Energy Co                                            28,431,607
 24,600,000 Electricity de France                                     24,340,456
  5,000,000 National Rural Utilities Corp                              5,000,000
  4,914,000 South Carolina Electric & Gas                              4,893,730
 18,149,000 Southern California Edison Co                             18,104,882
                                                                     $80,770,675

ELECTRONICS - HIGH TECH --- 11.8%
 10,000,000 General Electric Co                                        9,952,556
  7,190,000 Motorola Credit Corp                                       7,073,542
 10,350,000 Motorola Inc                                              10,310,750
 22,000,000 Sharp Electronics Corp                                    21,884,344
 22,000,000 Xerox Corp                                                21,947,108
                                                                     $71,168,300

FINANCIAL SERVICES --- 9.9%
 26,500,000 Ciesco LP                                                 26,393,955
 25,700,000 KFW International Finance                                 25,317,484
  5,000,000 Salomon Inc                                                4,995,528
  1,000,000 Salomon Inc                                                  998,590
  2,000,000 Salomon Inc                                                2,007,907
                                                                     $59,713,464

FOREIGN BANKS --- 4.5%
 22,250,000 Bank of Nova Scotia                                       21,996,025
  5,000,000 Bank of Nova Scotia                                        4,996,462
                                                                     $26,992,487

FOREIGN GOVERNMENTS --- 0.4%
  2,500,000 Hydro-Quebec                                               2,507,528
                                                                      $2,507,528

HOLDING & INVEST. OFFICES --- 4.8%
 24,000,000 American General Finance Corp                             23,852,308
  5,000,000 Caisse Central Desjardins                                  4,955,375
                                                                     $28,807,683

INDUSTRIAL SERVICES --- 1.4%
  8,600,000 First Data Corp                                            8,585,810
                                                                      $8,585,810

INSURANCE --- 3.6%
  6,887,000 AIG Funding Inc                                            6,852,263
  4,600,000 American General Corp                                      4,560,823
 10,334,000 Metlife Funding Inc                                       10,310,326
                                                                     $21,723,412

LEASING --- 4.6%
 28,000,000 International Lease Finance Co                            27,915,833
                                                                     $27,915,833

MFTG - CONSUMER PRODS. --- 2.4%
 10,000,000 Campbell Soup Co                                           9,868,000
  4,900,000 General Mills Inc                                          4,892,334
                                                                     $14,760,334

MFTG - INDUSTRIAL PRODS --- 5.4%
 30,000,000 EI DuPont De Nemours & Co                                 29,564,963
  3,000,000 Penske Truck Leasing                                       3,026,187
                                                                     $32,591,150

OTHER ASSET-BACKED --- 3.6%
 22,000,000 Household Finance Corp                                    21,889,501
                                                                     $21,889,501

SECURITIES & COMMODITIES --- 1.4%
  8,600,000 Merrill Lynch & Co Inc                                     8,544,286
                                                                      $8,544,286

TELEPHONE --- 1.9%
 10,565,000 Ameritech Corp                                            10,538,970
  1,000,000 SBC Communications                                           998,475
                                                                     $11,537,445

TRANSPORTATION EQUIPMENT --- 3.4%
 20,840,000 Daimler-Benz                                              20,615,176
                                                                     $20,615,176

U.S. GOVERNMENTS --- 0.8%
  5,000,000 Student Loan Marketing Association                         4,992,188
                                                                      $4,992,188

TOTAL SHORT-TERM INVESTMENTS --- 100.0%                             $605,085,886
(Cost $605,085,886)

TOTAL MONEY MARKET PORTFOLIO --- 100.0%                             $605,085,886
(Cost $605,085,886)

The Maxim Series Fund

Small-Cap Index Portfolio

COMMON STOCK

AGRICULTURE --- 0.4%
      2,666 Delta & Pine Land Co                                          98,642
                                                                         $98,642

AIR --- 1.3%
      2,275 Air Express International Corp                                49,481
      4,350 Comair Holdings Inc                                          146,813
      1,900 Mesa Air Group Inc*                                           14,843
      1,400 Offshore Logistics Inc*                                       16,625
      1,300 Pittston Brinks Group                                         14,463
      1,700 Skywest Inc                                                   55,568
                                                                        $297,793

COMMUNICATIONS --- 1.0%
      1,800 Allen Group Inc*                                              12,037
      3,300 CommScope Inc*                                                55,480
      3,300 General Communication Inc Class A*                            13,405
      2,100 HA-LO Industries Inc*                                         79,013
      1,100 Metro Networks Inc*                                           46,888
      1,060 Metrocall Inc*                                                     0
      2,600 Picturetel Corp*                                              17,225
      1,500 TCSI Corp*                                                     3,140
                                                                        $227,188

CONSTRUCTION --- 1.9%
      1,800 Apogee Enterprises Inc                                        20,250
      3,700 DR Horton Inc                                                 85,100
      1,100 Dycom Industries Inc*                                         62,838
      1,500 Geon Co                                                       34,500
      1,700 Insituform Technologies Inc Class A*                          24,650
      1,200 MDC Holdings Inc                                              25,650
      3,600 Morrison Knudsen Corp*                                        35,100
        800 Southern Energy Homes Inc*                                     4,900
      2,000 Standard Pacific Corp                                         28,250
        900 The Ryland Group Inc                                          25,988
      2,500 Toll Brothers Inc*                                            56,405
        900 US Home Corp*                                                 29,925
                                                                        $433,556

CONSUMER SERVICES --- 8.6%
      2,200 American Oncology Resources*                                  32,036
        900 Anchor Gaming Co*                                             50,738
        500 Angelica Corp                                                  9,313
      3,000 Aztar Corp*                                                   15,186
        800 Biomatrix Inc*                                                46,600
        600 CPI Corp                                                      15,900
        700 Carmike Cinemas Inc Class A*                                  14,218
      1,950 Central Parking Corp                                          63,252
      1,100 Cooper Companies Inc*                                         22,756
      4,000 Coventry Health Care Inc*                                     35,248
        800 Curative Technologies Inc*                                    26,800
      1,000 Datascope Corp*                                               23,000
      4,700 DeVry Inc*                                                   143,938
        900 Diagnostic Products Corp                                      28,013
      1,656 Enzo Biochem Inc*                                             17,077
      1,700 Family Golf Centers Inc*                                      33,575
      1,500 Franklin Covey Co*                                            25,125
      1,400 G&K Services Inc Class A                                      74,550
        600 GC Companies Inc*                                             24,975
      2,300 Genesis Health Ventures Inc*                                  20,125
      2,800 Grand Casinos Inc*                                            22,574
      1,700 Hollywood Park Inc*                                           14,130
      1,900 Incyte Pharmaceuticals Inc*                                   71,013
        700 Insurance Auto Actions Inc*                                    8,313
      3,577 Integrated Health Services Inc*                               50,525
      3,200 Interim Services Inc*                                         74,800
      1,900 Jones Pharmaceuticals Inc                                     69,350
      2,100 Magellan Health Services Inc*                                 17,588
      4,766 Mariner Post-Acute Network Inc*                               21,742
      2,300 Medquist Inc*                                                 90,850
      1,300 NCS HealthCare Inc Class A*                                   30,875
      1,425 NFO Worldwide Inc*                                            16,388
      2,100 North American Vaccine Inc*                                   18,638
      3,200 Orthodontic Centers of America Inc*                           62,198
      1,100 Pediatrix Medical Group*                                      65,931
      5,100 Phycor Inc*                                                   34,741
      2,100 Players International Inc*                                    12,993
      1,900 Primadonna Resorts Inc*                                       16,743
      3,500 Prime Hospitality Corp*                                       36,967
      1,700 Regis Corp                                                    68,000
      2,850 Renal Care Group Inc*                                         82,114
      3,950 Rollins Truck Leasing Corp                                    58,263
      2,100 Sequus Pharmaceuticals Inc*                                   42,525
      1,750 Sierra Health Services Inc*                                   36,859
      2,300 Superior Services Inc*                                        46,143
      2,050 The Marcus Corp                                               33,313
      2,300 Universal Health Services Inc Class B*                       119,313
      1,900 Westwood One Inc*                                             57,950
                                                                      $2,003,264

CREDIT INSTITUTIONS --- 6.2%
      1,100 Anchor Bancorp Wisconsin Inc                                  26,400
      3,800 Astoria Financial Corp                                       173,850
      1,600 Carolina First Corp                                           40,499
      1,525 Commerce Bancorp Inc                                          80,063
      4,025 Commercial Federal Corp                                       93,328
      1,900 Cullen/Frost Bankers Inc                                     104,263
      2,000 First Bancorp                                                 60,374
      1,900 First Midwest Bancorp Inc                                     72,318
      5,000 FirstMerit Corp                                              134,375
      2,924 Hubco Inc                                                     88,086
      1,700 Premier Bancshares Inc                                        44,518
      2,000 Riggs National Corp                                           40,750
      2,780 St Paul Bancorp Inc                                           75,666
      2,450 Susquehanna Bancshares Inc                                    50,147
      1,755 Trustco Bank Corp                                             52,650
      1,300 US Trust Corp                                                 98,800
      2,900 UST Corp                                                      68,330
      2,900 United Bankshares Inc                                         76,850
      1,650 Whitney Holding Corp                                          61,875
                                                                      $1,443,142

ELECTRIC --- 1.9%
        600 Bangor Hydro Electric Co*                                      7,687
      1,100 Central Hudson Gas & Electric Corp                            49,225
        700 Central Vermont Public Service Corp                            7,263
      1,500 Commonwealth Energy System Co                                 60,750
      1,300 Eastern Utilities Associates                                  36,725
      1,900 Energen Corp                                                  37,050
        300 Green Mountain Power Corp                                      3,150
      1,000 Orange & Rockland Utilities Inc                               57,000
        600 Pennsylvania Enterprises Inc                                  15,300
      2,200 Sierra Pacific Resources                                      83,600
      1,000 TNP Enterprises Inc                                           37,937
        900 United Illuminating Co                                        46,350
                                                                        $442,037

ELECTRONICS - HIGH TECH --- 14.5%
      1,300 ADAC Laboratories*                                            25,958
        700 Alliant Techsystems Inc*                                      57,706
        800 Analogic Corp                                                 30,100
      2,800 Anixter International Inc*                                    56,874
      1,600 Applied Magnetics Corp*                                        9,899
      3,400 Aspect Telecommunications Corp*                               58,650
      1,700 Auspex Systems Inc*                                            7,358
      2,420 Baldor Electric Co                                            49,005
      2,000 Ballard Medical Products Co                                   48,624
        700 Benchmark Electronics Inc*                                    25,638
      2,500 Burr Brown Corp*                                              58,593
        600 C COR Electronics Inc*                                         8,250
      2,500 C-Cube Microsystems Inc*                                      67,813
        900 CTS Corp                                                      39,150
      2,050 Cable Design Technologies Co*                                 37,925
      1,000 California Microwave Inc*                                      9,375
        400 Centigram Communications Corp*                                 3,950
      2,100 Checkpoint Systems Inc*                                       25,988
      1,000 Circon Corp*                                                  15,000
      2,700 Cognex Corp*                                                  54,000
      1,600 Coherent Inc*                                                 19,899
      1,100 Customtracks Corp*                                            11,756
      2,000 Dallas Semiconductor Corp                                     81,500
      1,100 Daniel Industries Inc                                         13,338
        900 Digi International Inc*                                       10,013
      4,100 Digital Microwave Corp*                                       28,056
      1,500 Dionex Corp*                                                  54,938
        700 Electro Scientific Industries Inc*                            31,718
      1,300 Electroglas Inc*                                              15,275
      1,500 Envoy Corp*                                                   87,375
      1,400 Etec Systems Inc*                                             56,000
      1,500 Exabyte Corp*                                                  8,250
      2,500 General Semiconductor Inc*                                    20,468
      1,800 HNC Software Inc*                                             72,787
      1,000 Hadco Corp*                                                   35,000
      2,800 Harbinger Corp*                                               22,400
      1,300 Harman International Industries Inc                           49,563
        800 Harmon Industries Inc                                         18,450
      1,000 Hologic Inc*                                                  12,125
      1,300 Hutchinson Technology Inc*                                    46,313
      3,400 Input/Output Inc*                                             24,861
        800 Integrated Circuit Systems Inc*                               14,100
      1,700 Inter-Tel Inc                                                 39,738
      3,500 International Rectifier Corp*                                 34,125
        900 Intervoice Inc*                                               31,050
      2,000 Invacare Corp                                                 48,000
      1,200 Juno Lighting Inc                                             28,050
      2,600 Kemet Corp*                                                   29,250
      3,700 Komag Inc*                                                    38,388
      1,200 Kuhlman Corp                                                  45,450
      1,600 Lattice Semiconductor Corp*                                   73,450
      2,700 Macromedia Inc*                                               90,955
      1,100 Marshall Industries*                                          26,950
      1,600 Mentor Corp                                                   37,499
      2,400 Methode Electronics Inc Class A                               37,500
      1,400 Micrel Inc*                                                   77,000
      2,200 National Computer Systems Inc                                 81,400
      1,400 Network Equipment Technologies Inc*                           14,437
      1,100 Oak Industries Inc*                                           38,500
      2,900 P-Com Inc*                                                    11,554
        800 Park Electrochemical Corp                                     22,900
      1,100 Plexus Corp*                                                  37,263
      3,300 Read-Rite Corp*                                               48,777
      1,500 Resound Corp*                                                  5,625
      2,100 Respironics Inc*                                              42,065
        600 Rival Co                                                       8,062
      1,300 Royal Appliance Manufacturing Co*                              4,793
      3,700 Safeskin Corp*                                                89,263
      3,400 Sanmina Corp*                                                212,500
        600 Spacelabs Inc*                                                13,800
      1,000 Speedfam International Inc*                                   17,125
      1,000 Standard Microsystems Corp*                                    7,812
      2,050 Summit Technology Inc*                                         8,969
      1,500 Sunrise Medical Inc*                                          18,656
      1,000 Symmetricom Inc*                                               6,687
      1,200 Technitrol Inc                                                38,250
      1,000 Thomas Industries Inc                                         19,625
        500 Three Five Systems Inc*                                        6,844
      1,500 Trimble Navigation Ltd*                                       10,875
      2,100 Unitrode Corp*                                                36,750
      3,100 VLSI Technology Inc*                                          33,905
      1,700 Valence Technology Inc*                                       12,325
      3,100 Vanstar Corp*                                                 28,675
      2,800 Vicor Corp*                                                   25,200
      1,100 Visx Inc*                                                     96,181
        800 Vital Signs Inc                                               14,000
      5,000 Vitesse Semiconductor Corp*                                  228,125
        400 Watkins Johnson Co                                             8,150
      1,400 X-Rite Inc                                                    10,850
      2,100 Zebra Technologies Corp Class A*                              60,375
                                                                      $3,381,764

ENVIRONMENTAL SERVICES --- 0.0%
        900 Tetra Technologies Inc*                                        9,843
                                                                          $9,843

GAS --- 2.0%
      2,150 Atmos Energy Corp                                             69,338
        700 Cascade Natural Gas Corp                                      12,688
        600 Connecticut Energy Corp                                       18,300
      1,900 KCS Energy Inc                                                 5,818
      1,300 New Jersey Resources Corp                                     51,350
      1,650 Northwest Natural Gas Co                                      42,694
      2,100 Piedmont Natural Gas Company Inc                              75,863
      2,700 Pogo Producing Co                                             35,100
      1,300 Public Service Company of North Carolina Inc                  33,800
      2,000 Southwest Gas Corp                                            53,750
      1,600 Southwestern Energy Co                                        12,000
      2,500 Wicor Inc                                                     54,530
                                                                        $465,231

HOLDING & INVEST. OFFICES --- 3.1%
      1,100 Banknorth Group Inc                                           41,388
      1,900 Centura Banks Inc                                            141,313
      1,000 Cilcorp Inc                                                   61,187
        750 Dain Rauscher Corp                                            22,125
      3,700 E Trade Group Inc*                                           173,090
      2,400 Eaton Vance Corp                                              50,100
        700 JSB Financial Inc                                             38,063
      1,400 MAF Bancorp Inc                                               37,100
      1,700 Pioneer Group Inc                                             33,575
      1,700 Provident Bankshares Corp                                     42,288
      1,350 Queens County Bancorp Inc                                     40,163
      1,500 Silicon Valley Bancshares*                                    25,547
      1,200 WHX Corp*                                                     12,074
                                                                        $718,013

INDUSTRIAL SERVICES --- 9.5%
      1,500 ABM Industries Inc                                            51,938
      5,300 Acxiom Corp*                                                 164,300
      2,600 Advanced Tissue Sciences Inc*                                  6,742
      1,500 Advo Inc*                                                     39,563
      2,800 American Management Systems Inc*                             112,000
      1,500 Analysts International Corp                                   28,875
      1,600 Avid Technology Inc*                                          37,400
      2,500 Billing Information Concepts*                                 27,500
      1,800 Bisys Group Inc*                                              92,925
      1,850 Boole & Babbage Inc*                                          54,458
      1,300 CDI Corp*                                                     26,243
      2,200 Cerner Corp*                                                  58,850
      3,600 Ciber Inc*                                                   100,573
      1,400 Computer Task Group Inc                                       37,975
      1,200 Dames & Moore Inc                                             15,450
      1,200 Dialogic Corp*                                                23,587
      1,000 Fair Isaac & Co Inc                                           46,187
      2,100 Filenet Corp*                                                 24,083
      1,955 Hyperion Solutions Corp*                                      35,190
        900 Itron Inc*                                                     6,468
      1,299 Jack Henry & Associates Inc                                   64,625
      1,100 Lason Inc*                                                    64,006
      1,300 Mercury Interactive Corp*                                     82,225
      2,400 National Data Corp                                           116,849
      2,200 National Instruments Corp*                                    75,075
      1,800 Norrell Corp                                                  26,550
      1,500 Pharmaceutical Product Development Inc*                       45,093
      2,000 Platinum Software Corp*                                       25,624
      1,500 Prepaid Legal Services Inc*                                   49,500
      1,372 Primark Corp*                                                 37,216
      1,200 Progress Software Corp*                                       40,500
      3,400 S3 Inc*                                                       25,021
      1,300 SEI Investments Company                                      129,188
      1,100 Service Experts Inc*                                          32,175
        800 Stone & Webster Inc                                           26,600
      3,150 System Software Associates Inc*                               22,148
      2,700 Technology Solutions Co*                                      28,939
      1,900 Tetra Tech Inc*                                               51,418
      3,000 True North Communications Inc                                 80,625
      1,650 United States Bioscience Inc*                                 11,859
      1,700 Vantive Corp*                                                 13,600
      1,100 Volt Information Sciences Inc*                                24,818
        600 Wall Data Inc*                                                14,400
      3,400 Whittman Hart Inc*                                            93,925
      2,800 Xylan Corp*                                                   50,750
                                                                      $2,223,036

INSURANCE --- 5.1%
      3,000 American Bankers Insurance Group Inc                         145,125
      1,100 Arthur J Gallagher & Co                                       48,538
      1,500 CMAC Investment Corp                                          68,906
      2,100 Capital RE Corp                                               42,130
        600 Compdent Corp*                                                 6,225
      1,367 Delphi Financial Group Inc Class A*                           71,681
      2,600 Enhance Financial Services Group Inc                          78,000
        800 Executive Risk Inc                                            43,950
      2,024 Fidelity National Financial Inc                               61,732
      4,150 First American Financial Corp                                133,319
      4,740 Fremont General Corp                                         117,315
      2,420 Frontier Insurance Group Inc                                  31,158
        800 Hilb Rogal & Hamilton Co                                      15,900
      2,800 Mutual Risk Management Ltd                                   109,550
      1,200 NAC RE Corp                                                   56,324
      1,900 Orion Capital Corp                                            75,643
      1,900 Selective Insurance Group Inc                                 38,238
        800 Trenwick Group Inc                                            26,100
      1,100 Zenith National Insurance Corp                                25,438
                                                                      $1,195,272

MFTG - CONSUMER PRODS. --- 9.6%
        900 Ashworth Inc*                                                  4,978
      1,500 Authentic Fitness Corp                                        27,375
        800 Bassett Furniture Industries Inc                              19,300
      2,500 Bowne & Company Inc                                           44,688
      1,200 Brown Group Inc                                               21,074
      1,200 Canandaigua Wine Co Inc Class B*                              69,374
      1,300 Catalina Marketing Corp*                                      88,888
      3,260 Champion Enterprises Inc*                                     89,243
      4,400 Chiquita Brands International Inc                             42,073
        600 Coca-Cola Bottling Co                                         34,500
      1,700 Cone Mills Corp*                                               9,563
      1,000 Consolidated Graphics Inc*                                    67,562
      2,500 Corn Products International Inc                               75,938
      1,000 Cyrk Inc*                                                      7,500
      1,600 Delta Woodside Industries Inc                                  9,600
      2,950 Dimon Inc                                                     21,939
      2,900 Earthgrains Co                                                89,717
      1,800 Ethan Allen Interiors Inc                                     73,800
        900 Galey & Lord Inc*                                              7,763
      1,000 Gibson Greetings Inc*                                         11,875
      1,650 Guilford Mills Inc                                            27,534
      1,600 Gymboree Corp*                                                10,200
        500 Haggar Corp                                                    5,719
      2,300 Hartmarx Corp*                                                12,938
      1,100 Innovex Inc                                                   15,090
      3,500 Interface Inc Class A                                         32,484
        700 J&J Snack Foods Corp*                                         15,663
      2,100 John H Harland Co                                             33,205
        700 Johnston Industries Inc*                                       2,188
      2,200 Just For Feet Inc*                                            38,225
      1,700 Justin Industries Inc                                         22,313
        300 K-Swiss Inc                                                    8,063
      1,215 K2 Inc                                                        12,529
      1,450 Kellwood Co                                                   36,250
      3,500 La-Z-Boy Inc                                                  62,342
      2,700 Linens 'N Things Inc*                                        106,988
      1,000 Lydall Inc*                                                   11,875
      1,100 Merrill Corp                                                  21,243
      3,850 Mohawk Industries Inc*                                       161,939
        406 National Presto Industries Inc                                17,306
      1,175 Nature's Sunshine Products Inc                                17,919
        900 New England Business Service Inc                              35,213
      3,100 Oakwood Homes Corp                                            47,080
      1,200 Oshkosh B'Gosh Inc Class A                                    24,224
        500 Oxford Industries Inc                                         14,125
      1,600 ParExel International Corp*                                   40,000
        800 Pharmaceutical Marketing Services Inc*                        11,500
      1,800 Phillips Van-Heusen Corp                                      12,937
      1,060 Pillowtex Corp                                                28,355
      2,100 Ralcorp Holdings Inc*                                         38,325
      1,000 Schweitzer-Mauduit International Inc                          15,437
      2,500 Smithfield Foods Inc*                                         84,688
      1,600 Sola International Inc*                                       27,600
      3,100 Stride Rite Corp                                              27,125
        500 Swiss Army Brands Inc*                                         4,813
        700 The Dixie Group Inc                                            5,688
        800 The Timberland Co Class A*                                    36,450
      1,350 Titan International Inc                                       12,825
        900 USA Detergents Inc*                                            6,525
      1,400 Universal Forest Products Inc                                 28,087
      2,500 Valassis Communications Inc*                                 129,063
      2,900 Wolverine World Wide Inc                                      38,425
      2,600 World Color Press Inc*                                        79,136
                                                                      $2,236,384

MFTG - INDUSTRIAL PRODS --- 14.2%
      1,100 AT Cross Co Class A                                            5,913
      2,100 Alliance Pharmaceutical Corp*                                  6,890
      1,884 Alpharma Inc Class A                                          66,528
        700 Amcast Industrial Corp                                        13,388
      2,725 Applied Power Inc Class A                                    102,869
      2,400 Aptargroup Inc                                                67,349
        700 Astec Industries Inc*                                         38,938
      1,800 BMC Industries Inc                                            11,250
      1,249 Banctec Inc*                                                  15,690
      1,600 Barr Labs Inc*                                                76,800
      1,600 Belden Inc                                                    33,899
      3,300 Bio-Technology General Corp*                                  22,892
      1,900 Birmingham Steel Corp                                          7,955
      2,500 Blount International Inc Class A                              62,343
      1,100 Brush Wellman Inc                                             19,181
      2,400 Buckeye Technologies Inc*                                     35,849
        450 Butler Manufacturing Co                                       10,069
      1,600 COR Therapeutics Inc*                                         21,200
      1,600 Cambrex Corp                                                  38,400
      1,700 Caraustar Industries Inc                                      48,555
      1,900 Cephalon Inc*                                                 17,100
        600 Chemed Corp                                                   20,100
      1,200 Chemfirst Inc                                                 23,700
      1,650 Clarcor Inc                                                   33,000
      1,000 Commonwealth Industries Inc                                    9,375
      1,500 Cygnus Inc*                                                    7,313
      2,600 Fedders Corp                                                  15,111
      1,200 Florida Rock Industries Inc                                   37,200
      1,100 Flow International Corp*                                      10,656
      1,000 Gardner Denver Machinery Inc*                                 14,750
      1,500 Gerber Scientific Inc                                         35,718
      1,400 Global Industries Technologies Inc*                           14,962
      1,300 Graco Inc                                                     38,350
      2,100 Griffon Corp*                                                 22,313
        800 Hauser Inc*                                                    3,550
      1,500 Helix Technology Corp                                         19,500
      2,600 IDEXX Laboratories Inc*                                       69,956
      1,100 IMCO Recycling Inc                                            16,981
      1,500 Immune Response Corp*                                         16,313
        500 Insteel Industries Inc                                         2,438
        836 Intermagnetics General Corp*                                   5,121
      1,700 Intermet Corp                                                 22,205
      1,000 Ionics Inc*                                                   29,937
      2,900 JLG Industries Inc                                            45,313
        500 Kronos Inc*                                                   22,156
      1,500 Kulicke & Soffa Industries Inc*                               26,625
        800 LSB Industries Inc                                             2,650
      1,100 Libbey Inc                                                    31,831
      1,550 Lilly Industries Inc Class A                                  30,902
        800 Lindsay Manufacturing Co                                      11,850
      2,500 Liposome Company Inc*                                         38,593
      1,400 Lone Star Industries Inc                                      51,537
      1,800 MacDermid Inc                                                 70,425
      1,150 Material Sciences Corp*                                        9,775
        800 McWhorter Technologies Inc*                                   18,300
      1,800 Medimmune Inc*                                               178,987
      1,000 Micros Systems Inc*                                           32,875
      1,701 Mississippi Chemical Corp                                     23,814
      1,200 Molecular Biosystems Inc*                                      3,524
      2,400 Mueller Industries Inc*                                       48,749
      1,148 Myers Industries Inc                                          32,933
      4,600 NBTY Inc*                                                     32,775
        400 Nashua Corp*                                                   5,325
      2,300 Novellus Systems Inc*                                        113,850
      1,400 Noven Pharmaceuticals Inc*                                     7,612
      1,000 O'Sullivan Corp                                                9,875
      1,700 OM Group Inc                                                  62,050
      2,000 Organogenesis Inc*                                            22,500
      3,241 Paxar Corp*                                                   28,965
        600 Penford Corp                                                   9,600
      1,600 Photronics Inc*                                               38,349
      1,800 Polaris Industries Inc                                        70,537
      1,000 Pope & Talbot Inc                                              8,375
      1,200 Protein Design Labs Inc*                                      27,750
        500 Quaker Chemical Corp                                           9,000
        900 Quanex Corp                                                   20,306
      1,500 RTI International Metals Inc*                                 21,000
        700 RailTex Inc*                                                   7,918
      1,400 Regal-Beloit Corp                                             32,200
      2,100 Regeneron Pharmaceuticals Inc*                                15,488
      1,300 Reliance Steel & Aluminum Co                                  35,913
        700 Republic Group Inc                                            14,043
        700 Robbins & Myers Inc                                           15,488
      2,100 Roberts Pharmaceutical Corp*                                  45,675
      2,100 Roper Industries Inc                                          42,788
      1,500 Russ Berrie & Company Inc                                     35,250
        900 SPS Technologies Inc*                                         50,963
      1,200 Scott Technologies Inc*                                       19,837
      1,300 Scotts Co Class A*                                            49,968
      1,750 Shorewood Packaging Corp*                                     35,875
        800 Standex International Corp                                    21,000
        900 Steel Technologies Inc                                         6,075
      1,800 Sturm Ruger Company Inc                                       21,487
      1,000 Telxon Corp                                                   13,875
      1,500 Texas Industries Inc                                          40,406
      1,150 The Manitowoc Company Inc                                     51,031
      1,350 TheraTech Inc*                                                21,938
        975 Thomas Nelson Inc                                             13,163
        800 Toro Co                                                       22,800
      2,450 Tredegar Industries Inc                                       55,125
      1,400 Ultratech Stepper Inc*                                        22,400
      1,700 Valmont Industries Inc                                        23,588
      1,700 Vertex Pharmaceuticals Inc*                                   50,575
      1,000 WD-40 Co                                                      28,625
      1,500 WH Brady Co Class A                                           40,406
        500 Walbro Corp*                                                   3,188
        700 Whittaker Corp*                                               11,813
        900 Wolverine Tube Inc*                                           18,900
      1,275 Wynn's International Inc                                      28,209
      1,600 Xircom Inc*                                                   54,400
                                                                      $3,310,725

MINING --- 0.7%
      1,800 AMCOL International Corp                                      17,775
      1,400 Coeur D'Alene Mines Co*                                        6,475
      2,004 Getchell Gold Corp*                                           54,609
      2,600 Glamis Gold Ltd*                                               4,875
      3,700 Helca Mining Co*                                              13,413
      1,600 Stillwater Mining Co*                                         65,600
                                                                        $162,747

OIL & GAS --- 2.1%
      2,110 Barrett Resources Corp*                                       50,640
      2,000 Benton Oil & Gas Co*                                           6,000
      1,600 Cabot Oil & Gas Corp                                          24,000
      3,050 Cross Timbers Oil Co                                          22,875
      2,100 Devon Energy Corp                                             64,443
      1,200 HS Resources Inc*                                              9,074
      2,800 Newfield Exploration Co*                                      58,450
      1,500 Oceaneering International Inc*                                22,500
      1,100 Plains Resources Inc*                                         15,468
      1,400 Pool Energy Services Co*                                      15,137
      3,400 Pride International Inc*                                      24,011
      1,300 Remington Oil & Gas Corp*                                      5,814
      6,900 Santa Fe Energy Resources Inc*                                50,888
      1,500 Seitel Inc*                                                   18,656
      2,200 Snyder Oil Corp                                               29,286
        700 St Mary Land & Exploration Co                                 12,950
      3,000 Tuboscope Vetco International Corp*                           24,375
      3,700 Vintage Petroleum Inc                                         31,913
        700 Wiser Oil Co                                                   1,400
                                                                        $487,880

OTHER TRANS. SERVICES --- 1.7%
      2,100 American Freightways Corp*                                    24,215
      1,300 Arkansas Best Corp*                                            7,596
      3,500 Brightpoint Inc*                                              48,125
      1,700 Expeditors International of Washington Inc                    71,400
      2,400 Fritz Companies Inc*                                          25,949
      1,100 Frozen Food Express Industries Inc                             8,663
      1,984 Heartland Express Inc*                                        34,720
        800 Landstar System Inc*                                          32,600
        900 MS Carriers Inc*                                              29,643
        900 Rural/Metro Corp*                                              9,843
      1,700 USFreightways Corp                                            49,513
      3,162 Werner Enterprises Inc                                        55,926
                                                                        $398,193

REAL ESTATE --- 0.1%
      3,000 Amresco Inc*                                                  26,250
                                                                         $26,250

RETAIL TRADE --- 8.6%
      4,200 Americredit Corp*                                             58,010
      1,700 AnnTaylor Stores Corp*                                        67,043
      2,000 Applebees International Inc                                   41,250
        900 Au Bon Pain Inc*                                               6,075
      2,500 Bombay Company Inc*                                           13,905
      1,100 Books-A-Million Inc*                                          14,300
        800 Builders Material Holding Corp*                                9,700
      1,200 CEC Entertainment Inc*                                        33,300
      3,520 CKE Restaurants Inc                                          103,618
      3,500 Caseys General Stores Inc                                     45,609
      1,676 Cash America International Inc                                25,453
      1,800 Cato Corp Class A                                             17,717
      1,350 Cheesecake Factory Inc*                                       40,036
      1,718 Consolidated Products Inc*                                    35,434
        400 Danmark International Inc*                                     3,250
      1,100 Discount Auto Parts Inc*                                      24,131
      1,900 Eagle Hardware & Garden Inc*                                  61,750
      2,200 Express Scripts Inc*                                         147,609
      2,600 Foodmaker Inc*                                                57,361
      1,600 Footstar Inc*                                                 40,000
      2,200 Goody's Family Clothing Inc*                                  22,068
        800 Gottschalks Inc*                                               6,100
      1,300 Hancock Fabrics Inc                                           10,888
        700 IHOP Corp*                                                    27,956
      1,200 Insight Enterprises Inc*                                      61,050
        900 J Baker Inc                                                    5,175
      1,900 Jan Bell Marketing Inc*                                       12,230
      1,200 Jo-Ann Stores Inc Class A*                                    19,350
      2,000 Landrys Seafood Restaurant Co*                                15,000
      1,100 Lechters Corp*                                                 2,715
        600 Lillian Vernon Corp                                            9,900
      1,500 Luby's Cafeterias Inc                                         23,156
      2,000 Michaels Stores Inc*                                          36,186
      2,518 Midway Games Inc*                                             27,698
      1,500 O'Reilly Automotive Inc*                                      70,875
      1,400 Pacific Sunwear of California Inc*                            22,925
      6,517 Pier 1 Imports Inc                                            63,130
      2,100 Ruby Tuesday Inc                                              44,625
      2,700 Ryan's Family Steak Houses Inc*                               33,413
      3,300 Shoney's Inc*                                                  4,330
      1,800 Shopko Stores Inc*                                            59,850
      1,250 Sonic Corp*                                                   31,094
      1,100 St John Knits Inc                                             28,600
      3,000 Stein Mart Inc*                                               20,904
      1,500 TCBY Enterprises Inc                                          10,500
      1,000 TJ International Inc                                          25,687
        900 Taco Cabana Inc*                                               6,975
      1,500 The Dress Barn Inc*                                           22,781
      2,225 The Men's Wearhouse Inc*                                      70,644
      2,150 The Sports Authority Inc*                                     11,288
      1,980 Triarc Companies Inc Class A*                                 31,680
      1,800 Whole Foods Market Inc*                                       87,075
      3,750 Williams-Sonoma Inc*                                         151,170
      2,400 Zale Corp*                                                    77,400
                                                                      $1,999,969

SECURITIES & COMMODITIES --- 1.3%
      1,841 Downey Financial Corp                                         46,830
      1,500 Jefferies Group Inc                                           74,438
      3,700 Legg Mason Inc                                               116,779
      3,250 Raymond James Financial Inc                                   68,656
                                                                        $306,703

TELEPHONE --- 0.2%
      3,300 Tel-Save Holdings Inc*                                        55,275
                                                                         $55,275

TRANSPORTATION EQUIPMENT --- 2.4%
      1,850 AAR Corp                                                      44,169
      1,500 AO Smith Corp                                                 36,843
      1,800 Arctic Cat Inc                                                18,337
      1,700 BE Aerospace Inc*                                             35,700
      2,500 Breed Technologies Inc*                                       20,468
      4,800 Gentex Corp*                                                  96,000
        800 Huffy Corp                                                    13,200
      2,500 Orbital Sciences Corp*                                       110,625
      1,200 Simpson Industries Inc                                        11,624
        600 Skyline Corp                                                  19,500
        800 Spartan Motors Inc                                             4,600
        800 Standard Motor Products Inc                                   19,400
      1,000 Standard Products Co                                          20,375
        800 Thor Industries Inc                                           20,400
      1,550 Wabash National Corp                                          31,484
      1,500 Winnebago Industries Inc                                      22,688
      1,700 Yellow Corp*                                                  32,513
                                                                        $557,926

WATER --- 0.9%
        600 Aquarion Co                                                   24,600
        700 Consumers Water Co                                            22,006
      1,950 Halter Marine Group Inc*                                       9,506
      1,400 Kirby Corp*                                                   27,912
      1,833 Philadelphia Suburban Corp                                    54,187
        700 Southern California Water Co                                  19,075
      2,500 United Water Resources Inc                                    59,843
                                                                        $217,129

WHOLESALE TRADE - INDL --- 1.4%
        875 AM Castle & Co                                                13,125
      1,400 Applied Industrial Technology Inc                             19,425
        600 Bell Industries Inc*                                           6,825
      1,600 Bindley Western Industries Inc                                78,800
        700 Lawson Products Inc                                           16,100
      1,450 MicroAge Inc*                                                 22,294
      2,500 Nautica Enterprises Inc*                                      37,500
      2,250 Patterson Dental Co*                                          97,875
      1,725 Pioneer Standard Electronics Inc                              16,172
      1,400 TBC Corp*                                                      9,975
                                                                        $318,091

WHOLESALE TRADE -CONSUMER --- 1.5%
      1,300 Barnes Group Inc                                              37,863
        933 Commercial Metals Co                                          25,891
      2,600 Fleming Companies Inc                                         26,975
      1,700 Hughes Supply Inc                                             49,725
      1,600 Kaman Corp Class A                                            25,699
      2,000 Kent Electronics Corp*                                        25,500
        700 Nash Finch Co                                                  9,975
      2,150 Owens & Minor Inc                                             33,863
      3,200 Richfood Holdings Inc                                         66,400
        700 Syncor International Corp*                                    19,075
      1,600 Watsco Inc                                                    26,800
                                                                        $347,766

TOTAL COMMON STOCK --- 100.0%                                        $23,363,819
(Cost $20,451,501)

TOTAL SMALL-CAP INDEX PORTFOLIO --- 100.0%                           $23,363,819
(Cost $20,451,501)

The Maxim Series Fund

Small-Cap Value Portfolio

COMMON STOCK

CONSUMER SERVICES --- 8.1%
     14,300 Allergan Inc                                                 925,925
     16,900 Berlitz International Inc*                                   490,100
     69,700 Whitman Corp                                               1,768,638
                                                                      $3,184,663

CREDIT INSTITUTIONS --- 2.6%
     11,500 Northern Trust Corp                                        1,004,088
                                                                      $1,004,088

ELECTRONICS - HIGH TECH --- 4.7%
     35,700 International Game Technology                                867,938
     49,600 Littelfuse Inc*                                              954,800
                                                                      $1,822,738

INDUSTRIAL SERVICES --- 2.1%
     11,900 Omnicom Group Inc                                            690,200
      4,300 True North Communications Inc                                115,563
                                                                        $805,763

INSURANCE --- 7.3%
      7,800 Arthur J Gallagher & Co                                      344,175
     29,000 MBIA Inc                                                   1,901,298
     15,100 Orion Capital Corp                                           601,161
                                                                      $2,846,634

MFTG - CONSUMER PRODS. --- 25.0%
    148,100 American Media Inc Class A*                                  823,732
     27,200 Central Newspapers Inc                                     1,943,086
     54,900 Hasbro Inc                                                 1,983,263
    133,450 Interface Inc Class A                                      1,238,549
     48,000 Lee Enterprises Inc                                        1,512,000
     43,000 Leggett & Platt Inc                                          946,000
     39,200 McCormick & Company Inc (nonvtg)                           1,325,430
                                                                      $9,772,060

MFTG - INDUSTRIAL PRODS --- 27.3%
     49,000 Ecolab Inc                                                 1,773,163
     32,486 General Binding Corp                                       1,210,103
     23,100 Hunt Corp                                                    245,438
     24,300 Hussmann International Inc                                   470,813
     26,900 IDEX Corp                                                    659,050
     42,500 Libbey Inc                                                 1,229,823
     76,700 Shorewood Packaging Corp*                                  1,572,350
     74,700 Specialty Equipment Companies Inc*                         2,021,531
     55,800 WH Brady Co Class A                                        1,503,085
                                                                     $10,685,356

REAL ESTATE --- 4.8%
     68,800 The Rouse Co                                               1,892,000
                                                                      $1,892,000

RETAIL TRADE --- 6.7%
     54,600 Bob Evans Farms Inc                                        1,422,985
     32,300 Longs Drug Stores Corp                                     1,211,250
                                                                      $2,634,235

TELEPHONE --- 3.0%
     17,300 Century Telephone Enterprises Inc                          1,167,750
                                                                      $1,167,750

WHOLESALE TRADE -CONSUMER --- 2.1%
     22,400 Department 56 Inc*                                           841,389
                                                                        $841,389

TOTAL COMMON STOCK --- 93.7%                                         $36,656,676
(Cost $31,764,152)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 2.6%
  1,000,000 American Express Credit Corp                                 999,201
                                                                        $999,201

FOREIGN BANKS --- 3.8%
  1,483,000 Canadian Imperial Bank of Commerce                         1,483,000
                                                                      $1,483,000

TOTAL SHORT-TERM INVESTMENTS --- 6.3%                                 $2,482,201
(Cost $2,482,201)

TOTAL SMALL-CAP VALUE PORTFOLIO --- 100.0%                           $39,138,877
(Cost $34,246,353)

The Maxim Series Fund

Stock Index Portfolio

COMMON STOCK

AGENCY --- 1.1%
     63,700 Federal Home Loan Mortgage Corp                            4,104,637
     97,300 Federal National Mortgage Association (nonvtg)             7,200,200
                                                                     $11,304,837

AGRICULTURE --- 0.0%
      5,600 Agco Corp                                                     44,100
      5,600 Dole Food Company Inc                                        168,000
                                                                        $212,100

AIR --- 0.4%
     17,100 AMR Corp*                                                  1,015,313
      2,700 ASA Holdings Inc                                              82,350
      4,500 Airborne Freight Corp                                        162,279
      2,500 Alaska Air Group Inc*                                        110,625
     13,400 Delta Air Lines Inc                                          696,800
     13,840 FDX Corp*                                                  1,231,760
      3,800 Pittston Brinks Group                                        121,125
     31,587 Southwest Airlines Co                                        708,718
      8,200 US Air Group Inc*                                            426,400
                                                                      $4,555,370

COMMUNICATIONS --- 3.4%
     11,300 AH Belo Corp Class A                                         225,288
    169,600 AT&T Corp                                                 12,762,400
     53,700 Airtouch Communications Inc*                               3,873,113
     66,300 CBS Corp                                                   2,171,325
     15,500 Cabletron Systems Inc*                                       129,813
      3,085 Chris-Craft Industries Inc*                                  148,657
     24,700 Clear Channel Communications Inc*                          1,346,150
     34,700 Comcast Corp Class A                                       2,036,439
      4,900 Comsat Corp                                                  176,400
     26,400 Gannett Company Inc                                        1,702,800
     15,700 General Instrument Corp*                                     532,811
     57,000 Mediaone Group Inc                                         2,679,000
      6,800 NOVA Corp*                                                   235,872
     26,950 Nextel Communications Inc*                                   636,694
      6,500 Qualcomm Inc                                                 336,778
      4,700 TCA Cable TV Inc                                             167,729
     50,500 Tele-Communications Inc*                                   2,793,256
      5,700 Telephone & Data Systems Inc                                 256,141
      3,500 Vanguard Cellular Systems Inc Class A*                        90,342
     32,703 Viacom Inc Class B*                                        2,420,022
                                                                     $34,721,030

CONSTRUCTION --- 0.1%
      5,600 Centex Corp                                                  252,347
     13,620 Clayton Homes Inc                                            188,119
      2,625 Granite Construction Inc                                      88,100
      3,700 Kaufman & Broad Home Corp                                    106,375
      4,100 Pulte Corp                                                   114,029
                                                                        $748,970

CONSUMER SERVICES --- 8.2%
      2,600 Acuson Corp*                                                  38,675
     10,600 Allegiance Corp                                              494,225
      6,200 Allergan Inc                                                 401,450
     23,900 Amgen Inc*                                                 2,499,032
      4,900 Apria Healthcare Group Inc*                                   43,791
      5,300 Bausch & Lomb Inc                                            318,000
     26,900 Baxter International Inc                                   1,729,993
      2,700 Beckman Coulter Inc                                          146,475
     23,200 Becton Dickinson & Co                                        990,338
      9,600 Beverly Enterprises Inc*                                      64,800
      6,900 Biogen Inc*                                                  572,700
     10,500 Biomet Inc                                                   422,625
     93,300 Bristol-Myers Squibb Co                                   12,484,660
      5,000 CR Bard Inc                                                  247,500
     36,620 CVS Corp                                                   2,014,100
     25,000 Carnival Corp*                                             1,200,000
      4,200 Carter-Wallace Inc                                            82,425
     80,071 Cendant Corp*                                              1,526,313
      8,900 Circus Circus Enterprises Inc*                               101,789
     60,563 Columbia/HCA Healthcare Corp                               1,498,934
      4,400 Concentra Managed Care Inc*                                   47,023
      5,475 Covance Inc*                                                 159,459
    103,200 Eli Lilly & Co                                             9,171,900
      5,700 First Health Group Corp*                                      94,403
      7,700 Forest Laboratories Inc*                                     409,540
     11,470 Foundation Health Systems*                                   136,917
      7,600 Genzyme Corp                                                 378,100
      9,400 H&R Block Inc                                                423,000
     10,450 HCR Manor Care Inc*                                          306,969
      9,550 Harrah's Entertainment Inc*                                  149,811
     23,550 Health Management Associates Inc*                            509,269
     39,704 Healthsouth Corp*                                            612,911
     24,500 Hilton Hotels Corp                                           468,563
     15,700 Humana Inc*                                                  279,648
     15,000 IMS Health Inc                                             1,131,555
     10,950 Ivax Corp*                                                   136,185
    126,194 Johnson & Johnson                                         10,584,522
      6,900 King World Productions Inc*                                  203,115
      5,500 Lincare Holdings Inc*                                        223,091
     23,450 Marriott International Inc                                   680,050
     46,000 Medtronic Inc                                              3,415,500
    111,828 Merck & Co Inc                                            16,515,542
     16,950 Mirage Resorts Inc*                                          253,182
     10,500 Modis Professional Services*                                 152,250
      5,850 Novacare Inc*                                                 14,625
      8,400 Omnicare Inc                                                 291,900
      6,600 PSS World Medical Inc*                                       151,800
      4,291 Pacific Health Systems*                                      341,135
      8,009 Promus Hotel Corp*                                           259,291
      6,800 Quorum Health Group Inc*                                      87,972
     24,200 Service Corporation International                            921,100
      7,911 St Jude Medical Inc*                                         219,032
      9,200 Stewart Enterprises Inc Class A                              204,700
      9,100 Stryker Corp                                                 501,064
      3,300 Suiza Foods Corp*                                            168,092
     29,100 Tenet Healthcare Corp*                                       763,875
    192,290 The Walt Disney Co                                         5,768,700
      7,600 Total Renal Care Holdings Inc*                               224,671
      4,000 Trigon Healthcare Inc*                                       149,248
     17,450 United Healthcare Corp                                       751,432
      9,500 Whitman Corp                                                 241,063
                                                                     $84,380,030

CREDIT INSTITUTIONS --- 6.1%
     42,400 American Express Co                                        4,335,400
      5,950 Associated Banc-Corp                                         203,413
     67,888 Associates First Capital Corp                              2,876,754
     27,600 BB&T Corp                                                  1,112,611
     71,400 Bank of New York Company Inc                               2,873,850
     27,700 BankBoston Corp                                            1,078,555
    162,458 Bankamerica Corp                                           9,767,787
      8,900 Bankers Trust New York Corp                                  760,389
      6,200 Capital One Financial Corp                                   713,000
     15,752 Charter One Financial Inc                                    437,118
      4,300 City National Corp                                           178,988
     14,650 Comerica Inc                                                 998,940
     10,500 Countrywide Credit Industries Inc                            526,964
     10,600 Crestar Financial Corp                                       763,200
     25,025 Fifth Third Bancorp                                        1,784,583
     17,712 First Security Corp                                          414,018
     12,000 First Tennessee National Corp                                456,744
     93,000 First Union Corp                                           5,655,516
      4,750 First Virginia Banks Inc                                     223,250
     53,370 Fleet Financial Group Inc                                  2,384,945
      5,300 Golden West Financial Corp                                   485,941
     45,352 Household International Inc                                1,797,073
     19,770 Huntington Bancshares Inc                                    594,326
     16,400 JP Morgan & Co Inc                                         1,723,017
     42,704 Keycorp                                                    1,366,528
     70,627 MBNA Corp                                                  1,761,225
     10,000 Marshall & Ilsley Corp                                       584,370
     24,506 Mellon Bank Corp                                           1,684,788
     14,762 Mercantile Bancorporation Inc                                680,897
      6,700 Mercantile Bankshares Corp                                   257,950
     31,020 National City Corp                                         2,248,950
     13,350 North Fork Bancorporation Inc                                319,559
     10,400 Northern Trust Corp                                          908,045
      9,840 Old Kent Financial Corp                                      457,560
     28,200 PNC Bank Corp                                              1,526,325
      7,500 Pacific Century Financial Corp                               182,813
     20,800 Regions Financial Corp                                       838,490
     15,100 State Street Boston Corp                                   1,050,386
     19,700 Suntrust Banks Inc                                         1,507,050
     25,100 Synovus Financial Corp                                       611,813
      8,200 TCF Financial Corp                                           198,333
     12,800 Union Planters Corp                                          579,994
     19,033 Wachovia Corp                                              1,664,188
     55,658 Washington Mutual Inc                                      2,125,412
      3,100 Wilmington Trust Co                                          191,038
      7,300 Zions Bancorp                                                455,338
                                                                     $63,347,434

ELECTRIC --- 2.8%
     16,978 AES Corp*                                                    804,333
     11,500 Allegheny Energy Inc                                         396,750
     12,900 Ameren Corp                                                  550,662
     18,000 American Electric Power Company Inc                          847,116
     14,000 Baltimore Gas & Electric Co                                  432,250
      2,000 Black Hills Corp                                              52,750
      3,000 CMP Group Inc                                                 56,625
      9,700 CMS Energy Corp                                              469,839
     14,200 Carolina Power & Light Co                                    668,280
     20,000 Central & South West Corp                                    548,740
     14,893 Cinergy Corp                                                 511,947
      2,100 Cleco Corp                                                    72,055
     10,125 Conectiv Inc                                                 248,063
     21,900 Consolidated Edison Inc                                    1,157,963
     15,100 DPL Inc                                                      326,538
     13,600 DTE Energy Co                                                583,100
     18,300 Dominion Resources Inc                                       855,525
     33,938 Duke Energy Co                                             2,174,136
     33,100 Edison International                                         922,663
      5,900 Energy East Corp                                             333,350
     23,200 Entergy Corp                                                 722,100
     17,000 FPL Group Inc                                              1,047,625
     22,299 Firstenergy Corp                                             726,100
      9,100 Florida Progress Corp                                        407,789
     12,000 GPU Inc                                                      530,244
      3,000 Hawaiian Electric Industries Inc                             120,750
     26,667 Houston Industries Inc                                       856,677
      3,500 Idacorp Inc                                                  126,655
      6,700 Illinova Corp                                                167,500
      7,246 Interstate Energy Corp                                       233,684
      4,250 Ipalco Enterprises Inc                                       235,607
      5,800 Kansas City Power & Light Co                                 171,825
     12,200 LG&E Energy Corp                                             345,406
      8,833 MidAmerican Energy Holdings Co                               237,387
      3,400 Minnesota Power & Light Co                                   149,600
      5,200 Montana Power Co                                             294,122
      4,800 Nevada Power Co                                              124,800
      5,600 New England Electric System                                  269,500
     17,600 Niagara Mohawk Power Corp*                                   283,800
     11,000 Nipsco Industries Inc                                        334,807
     12,300 Northeast Utilities*                                         196,800
     14,300 Northern States Power Co                                     396,825
     14,246 PP&L Resources Inc                                           397,107
     27,900 PacifiCorp                                                   587,630
     21,000 Peco Energy Co                                               874,125
      8,000 Pinnacle West Capital Corp                                   339,000
     11,100 Potomac Electric Power Co                                    292,063
      3,900 Public Service Company of New Mexico                          79,704
     21,400 Public Service Enterprise Group Inc                          856,000
      7,900 Puget Sound Power & Light Co*                                220,213
      9,750 Scana Corp                                                   314,438
     65,500 Southern Co                                                1,903,561
     12,400 Teco Energy Inc                                              349,519
     26,475 Texas Utilities Co                                         1,236,038
     20,400 Unicom Corp                                                  786,665
      5,600 Utilicorp United Inc                                         205,447
     10,800 Wisconsin Energy Corp                                        339,520
                                                                     $28,773,318

ELECTRONICS - HIGH TECH --- 15.1%
     20,580 AMP Inc                                                    1,071,436
      6,200 Adobe Systems Inc                                            289,850
     13,600 Advanced Micro Devices Inc*                                  393,543
      2,600 Aeroquip-Vickers Inc                                          77,836
      9,000 American Power Conversion Corp*                              435,933
     15,266 Analog Devices Inc*                                          478,971
      8,037 Andrew Corp*                                                 132,611
     12,600 Apple Computer Inc*                                          515,806
     34,700 Applied Materials Inc*                                     1,481,239
     20,325 Ascend Communications Inc*                                 1,336,369
      9,300 Atmel Corp*                                                  142,402
      3,400 Avnet Inc                                                    205,700
      8,200 Black & Decker Corp                                          459,708
     36,860 Boston Scientific Corp*                                      988,290
      2,200 Briggs & Stratton Corp                                       109,725
      6,000 Cirrus Logic Inc*                                             58,872
    148,250 Cisco Systems Inc*                                        13,759,379
      4,000 Citrix Systems Inc*                                          388,248
    159,617 Compaq Computer Corp                                       6,693,858
      4,200 Comverse Technology Inc*                                     298,200
      8,100 Cypress Semiconductor Corp*                                   67,327
      4,600 Data General Corp*                                            75,610
    119,600 Dell Computer Corp*                                        8,753,165
      4,900 Dentsply International Inc                                   126,175
      6,412 Diebold Inc                                                  228,825
     30,400 Eastman Kodak Co                                           2,188,800
     41,400 Emerson Electric Co                                        2,504,700
     10,400 FORE Systems Inc*                                            190,445
      4,233 Federal Signal Corp                                          115,878
      3,600 Flowserve Corp                                                59,623
     14,700 Gateway 2000 Inc*                                            752,449
    307,600 General Electric Co                                       31,394,271
      7,500 Harris Corp                                                  274,688
     97,326 Hewlett-Packard Co                                         6,648,534
     11,800 Honeywell Inc                                                888,682
      6,200 Hubbell Inc Class B                                          235,600
      3,790 Imation Corp*                                                 66,325
      7,700 Integrated Device Technology Inc*                             47,163
    156,500 Intel Corp                                                18,554,953
     87,600 International Business Machines Corp                      16,184,100
     10,500 International Game Technology                                255,276
      8,000 Johnson Controls Inc                                         472,000
      8,200 KLA-Tencor Corp*                                             355,675
     13,300 LSI Logic Corp*                                              214,463
      6,100 Lexmark International Group Inc Class A*                     613,050
      7,100 Linear Technology Corp                                       635,890
      4,300 Litton Industries Inc*                                       280,575
      3,000 Magnetek Inc*                                                 34,686
      5,111 Mark IV Industries Inc                                        66,443
     12,300 Maxim Integrated Products Inc*                               537,350
      8,400 Maytag Corp                                                  522,900
      6,200 Mentor Graphics Corp*                                         52,700
     20,000 Micron Technology Inc*                                     1,011,240
     14,608 Molex Inc                                                    556,930
     56,300 Motorola Inc                                               3,437,791
      9,231 NCR Corp*                                                    385,394
     15,600 National Semiconductor Corp*                                 210,600
     12,199 Network Associates Inc*                                      808,184
     61,197 Northern Telecom Ltd                                       3,067,500
     33,100 Novell Inc*                                                  599,938
      1,900 OEA Inc                                                       22,443
     35,953 PG&E Corp                                                  1,132,520
      4,700 Perkin-Elmer Corp                                            458,541
      4,100 Polaroid Corp                                                 76,617
     15,800 Quantum Corp*                                                335,750
     31,600 Raytheon Co                                                1,682,700
      5,600 SCI Systems Inc*                                             323,400
      7,000 Scientific-Atlanta Inc                                       159,684
     23,040 Seagate Technology Inc*                                      696,960
      7,050 Sensormatic Electronics Corp*                                 48,906
      4,150 Sequent Computer Systems Inc*                                 50,057
      8,300 Siebel Systems Inc*                                          281,677
     17,600 Silicon Graphics Inc*                                        226,600
     11,000 Solectron Corp*                                            1,022,307
      6,400 Steris Corp*                                                 181,997
      8,600 Sterling Commerce Inc*                                       387,000
      9,400 Storage Technology Corp*                                     334,283
     35,700 Sun Microsystems Inc*                                      3,056,813
      5,575 Symbol Technologies Inc                                      356,449
      4,400 Tektronix Inc                                                132,273
      3,500 Teleflex Inc                                                 159,688
     18,200 Tellabs Inc*                                               1,247,828
      7,900 Teradyne Inc*                                                334,763
     36,600 Texas Instruments Inc                                      3,131,569
     14,925 Thermo Electron Corp*                                        252,785
      5,300 Thomas & Betts Corp                                          229,554
     24,000 Unisys Corp*                                                 826,488
      2,800 Varian Associates Inc                                        106,050
      6,394 Vishay Intertechnology Inc*                                   92,713
      8,900 WW Grainger Inc                                              370,463
      7,100 Whirlpool Corp                                               393,163
     30,800 Xerox Corp                                                 3,634,400
      6,700 Xilinx Inc*                                                  436,338
      3,800 York International Corp                                      155,086
                                                                    $155,131,739

ENVIRONMENTAL SERVICES --- 0.4%
     17,200 Allied Waste Industries Inc*                                 406,350
     16,287 Browning-Ferris Industries Inc                               463,153
     31,000 Laidlaw Inc Class B                                          311,922
      4,600 Ogden Corp                                                   115,285
      2,900 Rollins Inc                                                   50,750
     53,895 Waste Management Inc                                       2,512,854
                                                                      $3,860,314

FORESTRY --- 0.3%
      5,300 Boise Cascade Corp                                           164,300
      2,000 Chesapeake Corp                                               73,750
      8,700 Georgia-Pacific Corp (Timber Group)                          207,164
      8,300 Georgia-Pacific Group                                        486,065
     28,884 International Paper Co                                     1,294,350
      4,900 Longview Fibre Co                                             56,654
     10,200 Louisiana-Pacific Corp                                       186,782
     18,700 Weyerhaeuser Co                                              950,184
                                                                      $3,419,249

GAS --- 0.7%
      5,400 AGL Resources Inc                                            124,535
      7,800 Columbia Gas System Inc                                      450,450
      9,000 Consolidated Natural Gas Co                                  486,000
      2,100 Eastern Enterprises                                           91,875
     31,060 Enron Corp                                                 1,772,346
      2,833 Indiana Energy Inc                                            69,763
      4,300 KN Energy Inc                                                156,413
     14,900 Keyspan Energy Corp                                          461,900
      7,400 MCN Corp                                                     141,059
      3,600 National Fuel Gas Co                                         162,673
     10,780 New Century Energies Inc                                     525,525
      4,500 Nicor Inc                                                    190,125
      3,000 Oneok Inc                                                    108,375
      3,300 Peoples Energy Corp                                          131,588
      7,700 Questar Corp                                                 149,188
      6,000 Seagull Energy Corp*                                          37,872
     10,300 Sonat Inc                                                    278,739
     16,000 Tenneco Inc                                                  544,992
      4,300 Washington Gas Light Co                                      116,638
     40,124 Williams Companies Inc                                     1,251,347
                                                                      $7,251,403

HIGHWAYS --- 0.0%
      2,400 Arnold Industries Inc                                         38,700
      6,700 Ryder System Inc                                             174,200
                                                                        $212,900

HOLDING & INVEST. OFFICES --- 2.4%
    109,947 Bank One Corp                                              5,614,114
     79,392 Chase Manhattan Corp                                       5,403,578
     15,700 Cincinnati Financial Corp                                    575,013
     10,700 Dime Bancorp Inc                                             282,876
      5,200 Finova Group Inc                                             280,472
      8,900 Green Point Financial Corp                                   312,613
     14,700 Hibernia Corp                                                255,413
      4,800 Keystone Financial Inc                                       177,600
     10,300 MGIC Investment Corp                                         410,064
      4,000 Provident Financial Group Inc                                151,000
     10,100 Republic New York Corp                                       460,176
     15,600 SLM Holding Corp                                             748,800
     15,512 Southtrust Corp                                              572,967
     15,000 Sovereign Bancorp Inc                                        213,750
     16,250 Summit Bancorp                                               709,914
     68,173 U S Bancorp                                                2,420,142
    151,800 Wells Fargo Co*                                            6,062,437
                                                                     $24,650,929

INDEPENDENT POWER PROD --- 0.0%
      5,600 Calenergy Inc*                                               194,247
      7,600 OGE Energy Corp                                              220,400
                                                                        $414,647

INDUSTRIAL SERVICES --- 8.3%
      5,366 AC Nielsen Corp*                                             151,590
      9,100 Altera Corp*                                                 553,963
     43,000 America Online Inc                                         6,880,000
      9,000 Arrow Electronics Inc*                                       240,183
      4,400 Autodesk Inc                                                 187,823
     28,400 Automatic Data Processing Inc                              2,277,311
     20,200 BMC Software Inc*                                            900,152
     20,850 Cadence Design Systems Inc*                                  620,288
      5,500 Cambridge Technology Partners Inc*                           121,688
      6,700 Ceridian Corp*                                               467,740
      9,900 Cintas Corp                                                  697,326
     14,250 Comdisco Inc                                                 240,469
     50,525 Computer Associates International Inc                      2,153,628
     14,900 Computer Sciences Corp                                       960,111
     17,300 Compuware Corp*                                            1,351,563
      7,900 Corrections Corporation of America*                          139,238
      7,600 Deluxe Corp                                                  277,871
     15,700 Dun & Bradstreet Corp                                        495,523
      4,200 EG&G Inc                                                     116,810
      5,700 Electronic Arts Inc*                                         319,913
     46,300 Electronic Data Systems Corp                               2,326,575
     13,800 Equifax Inc                                                  471,781
     41,594 First Data Corp                                            1,317,989
      7,675 Fiserv Inc*                                                  394,779
      7,100 Fluor Corp                                                   302,190
      3,800 Foster Wheeler Corp                                           50,111
      3,900 Gtech Holdings Corp*                                          99,938
     43,700 HBO & Co                                                   1,253,622
      2,700 Information Resources Inc*                                    27,505
     16,200 Informix Corp*                                               159,975
     13,000 Interpublic Group of Companies Inc                         1,036,750
      5,600 Intuit Inc*                                                  406,000
      2,400 Jacobs Engineering Group Inc*                                 97,800
      6,600 Keane Inc*                                                   263,584
      3,450 Kelly Services Inc Class A                                   109,538
    123,446 Lucent Technologies Inc                                   13,579,060
      7,400 Manpower Inc                                                 186,384
      7,400 Medaphis Corp*                                                24,279
    234,100 Microsoft Corp*                                           32,466,568
      3,900 National Service Industries Inc                              148,200
      7,650 Olsten Corp                                                   56,419
     15,800 Omnicom Group Inc                                            916,400
     91,225 Oracle Systems Corp*                                       3,934,078
     25,600 Parametric Technology Corp*                                  416,000
     15,343 Paychex Inc                                                  789,198
     21,900 Peoplesoft Inc*                                              414,720
     25,600 Pitney Bowes Inc                                           1,691,187
      8,100 Platinum Technology Inc*                                     154,913
      3,400 Policy Management Systems Corp*                              171,700
      7,300 Quintiles Transnational Corp*                                389,638
      7,300 Reynolds & Reynolds Co Class A                               167,440
      8,600 Robert Half International Inc*                               384,308
      2,500 Shared Medical Systems Corp                                  124,688
      6,500 Snyder Communications Inc*                                   219,375
      5,300 Sotheby's Holdings Inc Class A                               169,600
      2,600 Standard Register Co                                          80,436
      7,500 Sterling Software Inc*                                       202,965
      3,400 Structural Dynamics Research Corp*                            67,575
      9,900 Sungard Data System Inc*                                     392,901
      5,250 Symantec Corp*                                               114,188
      6,300 Synopsys Inc*                                                341,775
      4,100 Wallace Computer Services Inc                                108,138
                                                                     $85,183,460

INSURANCE --- 4.5%
     15,950 AON Corp                                                     883,231
     13,452 Aetna Inc                                                  1,057,664
     24,924 Aflac Inc                                                  1,096,656
     77,040 Allstate Corp                                              2,975,670
      6,500 Ambac Inc                                                    391,216
      5,700 American Financial Group Inc                                 250,088
     23,621 American General Corp                                      1,842,438
     98,587 American International Group Inc                           9,525,969
     15,300 Chubb Capital Corp                                           992,588
     19,400 Cigna Corp                                                 1,499,853
    213,275 Citigroup Inc                                             10,557,113
     29,514 Conseco Inc                                                  902,007
      2,750 HSB Group Inc                                                112,921
     21,900 Hartford Financial Services Group Inc                      1,201,763
     10,000 Jefferson-Pilot Corp                                         750,000
      9,500 Lincoln National Corp                                        777,214
     10,700 Loews Corp                                                 1,051,275
      9,300 MBIA Inc                                                     609,727
     24,200 Marsh & McLennan Companies Inc                             1,414,175
     12,800 Old Republic International Corp                              288,000
      7,500 Oxford Health Plans Inc*                                     111,563
      6,850 Progressive Corp                                           1,160,219
      6,000 Protective Life Corp                                         238,872
     12,700 Provident Companies Inc                                      527,050
     13,250 Providian Financial Corp                                     993,750
      8,600 Reliastar Financial Corp                                     396,675
     12,800 SafeCo Corp                                                  549,594
     22,148 St Paul Companies Inc                                        769,643
     20,400 SunAmerica Inc                                             1,654,950
      2,800 The PMI Group Inc                                            138,250
     13,200 Torchmark Corp                                               466,118
      5,850 TransAmerica Corp                                            675,675
     13,000 Unum Corp                                                    758,875
                                                                     $46,620,802

MFTG - CONSUMER PRODS. --- 9.5%
      3,400 Adolph Coors Co Class B                                      191,886
      5,200 Alberto-Culver Co Class B                                    138,772
      6,700 American Greetings Corp Class A                              275,115
     44,900 Anheuser-Busch Companies Inc                               2,946,563
     55,674 Archer-Daniels-Midland Co                                    956,869
     24,700 Avon Products Inc                                          1,092,975
      2,700 Banta Corp                                                    73,913
     13,000 Bed Bath & Beyond Inc*                                       443,625
     26,800 Bestfoods                                                  1,427,100
      6,400 Brown-Forman Corp Class B                                    484,397
      9,000 Brunswick Corp                                               222,750
      5,800 Burlington Industries Inc*                                    63,800
     42,100 Campbell Soup Co                                           2,315,500
      1,800 Church & Dwight Inc                                           64,687
    231,400 Coca-Cola Co                                              15,474,875
     36,800 Coca-Cola Enterprises Inc                                  1,315,600
     27,500 Colgate-Palmolive Co                                       2,554,063
      8,800 CompUSA Inc*                                                 114,946
     45,900 ConAgra Inc                                                1,445,850
      3,700 Dean Foods Co                                                151,004
      9,700 Dial Corp                                                    280,088
      8,800 Dow Jones & Company Inc                                      423,500
      2,600 Dreyer's Grand Ice Cream Inc                                  39,325
      9,375 Flowers Industries Inc                                       224,409
      6,800 Fruit of the Loom Inc Class A*                                93,922
     14,400 General Mills Inc                                          1,119,600
    104,100 Gillette Co                                                5,029,279
     34,000 HJ Heinz Co                                                1,925,250
      5,800 HON Industries Inc                                           138,835
      6,700 Harcourt General Inc                                         356,353
     12,250 Hasbro Inc                                                   442,531
      8,100 Herman Miller Inc                                            217,688
     13,400 Hershey Foods Corp                                           833,306
      6,300 Hillenbrand Industries Inc                                   358,313
      6,900 Hormel Foods Corp                                            225,975
      2,800 Houghton Mifflin Co                                          132,300
      8,700 IBP Inc                                                      253,388
     12,700 Ikon Office Solutions Inc                                    108,737
     10,000 International Flavors & Fragrances Inc                       441,870
      1,800 International Multifoods Corp                                 46,462
      6,800 Interstate Bakeries Co                                       179,772
      2,700 JM Smucker Co Class A                                         66,825
      9,800 Jones Apparel Group Inc*                                     216,208
      3,300 Jostens Inc                                                   86,417
     38,100 Kellogg Co                                                 1,300,163
      7,400 Knight-Ridder Inc                                            378,325
      3,998 Lancaster Colony Corp                                        128,436
      2,800 Lance Inc                                                     55,824
      2,800 Land's End Inc*                                               75,424
      4,200 Lee Enterprises Inc                                          132,300
     18,500 Leggett & Platt Inc                                          407,000
      6,100 Liz Claiborne Inc                                            192,528
     31,800 Masco Corp                                                   914,250
     27,041 Mattel Inc                                                   616,859
      6,800 McCormick & Company Inc (nonvtg)                             229,922
      9,200 McGraw-Hill Companies Inc                                    937,250
      2,500 Media General Inc Class A                                    132,500
      4,900 Meredith Corp                                                185,588
     17,140 New York Times Co Class A                                    594,535
     15,300 Newell Co                                                    631,125
      3,400 Nine West Group Inc*                                          52,911
    137,700 Pepsico Inc                                                5,637,025
    228,600 Philip Morris Companies Inc                               12,230,100
     22,700 Pioneer Hi-Bred International Inc                            612,900
      5,800 Premark International Inc                                    200,825
     12,800 Quaker Oats Co                                               761,600
     30,500 RJR Nabisco Holdings Corp                                    905,454
     12,800 RR Donnelley & Sons Co                                       560,794
     29,300 Ralston-Ralston Purina Group                                 948,588
     14,100 Rubbermaid Inc                                               443,262
      3,400 Russell Corp                                                  69,061
     85,800 Sara Lee Corp                                              2,418,445
      1,500 Scholastic Corp*                                              80,438
     37,000 Seagram Company Ltd                                        1,406,000
     13,200 Shaw Industries Inc                                          320,100
      1,700 Springs Industries Inc Class A                                70,443
      8,400 Starbucks Corp*                                              471,450
      7,500 The Times Mirror Co Class A                                  420,000
      3,300 Tiffany & Co                                                 171,188
    115,200 Time Warner Inc                                            7,149,542
     11,100 Tribune Co                                                   732,600
      5,400 Tupperware Corp                                               88,760
     21,750 Tyson Foods Inc Class A                                      462,188
      4,400 US Foodservice Inc*                                          215,600
     17,500 UST Inc                                                      610,313
      5,700 Unifi Inc                                                    111,503
     60,100 Unilever NV ADR                                            4,984,514
      3,200 Universal Corp                                               112,400
      4,800 Universal Foods Corp                                         131,698
     11,300 VF Corp                                                      529,688
      9,300 Viad Corp                                                    282,488
      4,290 Vlasic Foods International Inc*                              102,153
      5,600 Warnaco Group Inc Class A                                    141,400
        900 Washington Post Co Class B                                   520,143
      5,091 Wausau-Mosinee Paper Corp                                     90,045
      5,300 Westpoint Stevens Inc*                                       167,279
     10,400 Willamette Industries Inc                                    348,400
     10,900 Wm Wrigley Jr Co                                             976,226
                                                                     $97,444,196

MFTG - INDUSTRIAL PRODS --- 10.7%
     33,650 3Com Corp*                                                 1,507,924
      3,075 A Schulman Inc                                                69,763
      5,500 AK Steel Holding Corp                                        129,250
    142,500 Abbott Laboratories                                        6,982,500
      2,900 Agouron Pharmaceutical Inc*                                  170,375
     21,700 Air Products & Chemicals Inc                                 868,000
      6,600 Airgas Inc*                                                   58,984
      2,883 Albany International Corp Class A                             54,595
      4,450 Albemarle Corp                                               105,688
     21,400 Alcan Aluminium Ltd                                          579,127
     18,450 Allegheny Teledyne Inc                                       377,063
     17,221 Aluminum Company of America                                1,284,032
      8,200 Alza Corp*                                                   428,450
    123,700 American Home Products Corp                                6,965,794
      6,600 American Standard Companies Inc*                             237,600
      3,050 Ametek Inc                                                    68,052
      3,800 Armstrong World Industries Inc                               229,186
      2,300 Arvin Industries Inc                                          95,880
      2,900 Ball Corp                                                    132,675
      2,100 Bandag Inc                                                    83,868
      4,900 Bemis Company Inc                                            185,891
     12,250 Bethlehem Steel Corp*                                        102,594
      5,100 Bowater Inc                                                  211,329
      6,500 Cabot Corp                                                   181,591
      3,700 Calgon Carbon Corp                                            27,750
      7,100 Callaway Golf Co                                              72,775
      2,800 Carlisle Companies Inc                                       144,550
      2,100 Carpenter Technology Corp                                     71,268
      6,800 Case Corp                                                    148,322
     33,700 Caterpillar Inc                                            1,550,200
      6,600 Centocor Inc*                                                297,825
      9,000 Champion International Corp                                  364,500
     16,800 Chiron Corp*                                                 439,942
      9,700 Clorox Co                                                  1,133,076
      8,500 Consolidated Papers Inc                                      233,750
      9,700 Cooper Industries Inc                                        462,564
      7,100 Cooper Tire & Rubber Co                                      145,103
      3,400 Cordant Technologies Inc                                     127,500
     21,700 Corning Inc                                                  976,500
      6,400 Crane Co                                                     193,197
      6,800 Crompton & Knowles Corp                                      140,672
     11,500 Crown Cork & Seal Company Inc                                354,338
      4,100 Cytec Industries Inc*                                         87,125
     12,600 Danaher Corp                                                 684,331
     22,400 Deere & Co                                                   742,000
      2,200 Dexter Corp                                                   69,161
     20,900 Dover Corp                                                   765,463
     20,800 Dow Chemical Co                                            1,891,490
    105,700 EI DuPont De Nemours & Co                                  5,608,653
     47,100 EMC Corp*                                                  4,003,500
      7,400 Eastman Chemical Co                                          331,150
     12,100 Ecolab Inc                                                   437,863
     13,400 Engelhard Corp                                               261,300
      7,800 Ethyl Corp                                                    45,334
      3,300 Ferro Corp                                                    85,800
      3,700 First Brands Corp                                            145,917
     20,700 Fort James Corp                                              828,000
      2,900 Georgia Gulf Corp                                             46,580
     14,600 Goodyear Tire & Rubber Co                                    736,380
      5,500 Great Lakes Chemical Corp                                    220,000
     14,100 Guidant Corp                                               1,554,525
      1,300 HB Fuller Co                                                  62,563
      4,450 Harnischfeger Industries Inc                                  45,332
      4,200 Harsco Corp                                                  127,835
      9,400 Hercules Inc                                                 257,325
      7,200 ICN Pharmaceuticals Inc                                      162,900
     10,700 IMC Global Inc                                               228,713
      9,700 ITT Industries Inc                                           385,575
     23,500 Illinois Tool Works Inc                                    1,363,000
     15,450 Ingersoll-Rand Co                                            725,177
      2,088 Inland Steel Industries Inc                                   35,235
      3,000 Kaydon Corp                                                  120,186
      2,800 Kennametal Inc                                                59,500
     50,880 Kimberly-Clark Corp                                        2,772,960
      3,100 Lawter International Inc                                      36,038
      6,300 Lear Corp*                                                   242,550
      5,200 Lubrizol Corp                                                133,572
      7,200 Lyondell Petrochemical Co                                    129,600
      4,700 MA Hanna Co                                                   57,866
      6,700 Mallinckrodt Inc                                             206,440
      4,400 Martin Marietta Materials Inc                                273,623
      9,600 Mead Corp                                                    281,395
      6,500 Meritor Automotive Inc                                       137,716
      4,800 Microchip Technology Inc*                                    177,600
      3,650 Milacron Inc                                                  70,263
      4,100 Millipore Corp                                               116,592
      2,100 Minerals Technologies Inc                                     85,968
     37,700 Minnesota Mining & Manufacturing Co                        2,681,413
      2,800 Modine Manufacturing Co                                      101,500
     58,800 Monsanto Co                                                2,793,000
      8,315 Moore Corporation Ltd                                         91,465
     11,400 Morton International Inc                                     279,300
     12,100 Mylan Laboratories Inc                                       381,150
        500 NCH Corp                                                      29,750
        800 Nacco Industries Inc Class A                                  73,600
      6,100 Nalco Chemical Co                                            189,100
      1,500 Nordson Corp                                                  77,063
      8,200 Nucor Corp                                                   354,650
      4,400 Olin Corp                                                    124,573
      2,400 Oregon Steel Mills Inc                                        28,500
     14,600 Owens-Illinois Inc*                                          447,125
      3,900 PH Glatfelter Co                                              48,263
     16,600 PPG Industries Inc                                           966,950
     11,600 Pall Corp                                                    293,619
     10,275 Parker Hannifin Corp                                         336,506
      3,600 Pentair Inc                                                  143,323
      6,900 Perrigo Co*                                                   60,803
    121,800 Pfizer Inc                                                15,278,227
     47,660 Pharmacia & Upjohn Inc                                     2,698,748
      2,700 Potlatch Corp                                                 99,563
     14,800 Praxair Inc                                                  521,700
      2,250 Precision Castparts Corp                                      99,563
     10,381 RPM Inc (Ohio)                                               166,096
      7,400 Raychem Corp                                                 239,109
      6,100 Reynolds Metals Co                                           321,391
     17,900 Rockwell International Corp                                  869,260
     15,600 Rohm & Haas Co                                               469,950
    138,000 Schering-Plough Corp                                       7,624,500
      7,805 Sealed Air Corp*                                             398,539
      1,000 Sequa Corp Class A*                                           59,875
     16,100 Sherwin-Williams Co                                          472,938
      9,400 Sigma Aldrich Corp                                           276,125
      5,500 Snap-On Inc                                                  191,466
     11,380 Solutia Inc                                                  254,628
      9,497 Sonoco Products Co                                           281,349
      3,600 Southdown Inc                                                213,073
      2,600 Stewart & Stevenson Services Inc                              25,350
      2,000 Tecumseh Products Co Class A                                  93,250
      5,200 Temple-Inland Inc                                            308,422
      6,980 The BF Goodrich Co                                           250,408
      8,300 The Stanley Works                                            230,325
      5,800 The Timken Co                                                109,475
      4,100 Trinity Industries Inc                                       157,850
     60,538 Tyco International Ltd                                     4,566,805
      4,200 UCAR International Inc*                                       74,810
     28,900 USX-Marathon Group                                           870,613
      8,300 USX-US Steel Group                                           190,900
      6,500 Union Camp Corp                                              438,750
     12,500 Union Carbide Corp                                           531,250
      6,600 Unisource Worlwide Inc                                        47,850
     16,100 United States Filter Co*                                     368,288
      6,100 Varco International Inc*                                      47,275
      6,900 WR Grace & Co                                                108,240
     77,100 Warner-Lambert Co                                          5,796,918
      8,400 Watson Pharmaceuticals Inc*                                  528,150
      2,500 Watts Industries Inc Class A                                  41,563
      2,900 Wellman Inc                                                   29,542
      9,550 Westvaco Corp                                                256,055
      5,400 Witco Corp                                                    86,060
      8,650 Worthington Industries Inc                                   108,125
                                                                    $110,138,166

MINING --- 0.3%
      3,700 Asarco Inc                                                    55,729
     35,016 Barrick Gold Corp                                            682,812
     21,600 Battle Mountain Gold Co                                       89,100
      2,200 Calmat Co                                                     67,925
      1,000 Cleveland-Cliffs Inc                                          40,312
      8,500 Cyprus Amax Minerals Co                                       85,000
     15,494 Freeport-McMoran Copper & Gold Inc Class B                   161,711
     22,400 Homestake Mining Co                                          205,789
     15,550 Inco Ltd                                                     164,239
        700 Maxxam Inc*                                                   40,163
     15,724 Newmont Mining Corp                                          284,007
      5,400 Phelps Dodge Corp                                            274,725
     23,500 Placer Dome Inc                                              270,250
      3,100 Vulcan Materials Co                                          407,842
                                                                      $2,829,604

OIL & GAS --- 6.0%
      8,500 Amerada Hess Corp                                            422,875
     89,600 Amoco Corp                                                 5,286,400
     11,300 Anadarko Petroleum Corp                                      348,888
      9,150 Apache Corp                                                  231,605
      7,200 Ashland Inc                                                  348,300
     30,200 Atlantic Richfield Co                                      1,970,550
      6,800 BJ Services Company USA*                                     106,250
     30,710 Baker Hughes Inc                                             543,168
     16,658 Burlington Resources Inc                                     596,556
     61,300 Chevron Corp                                               5,084,038
     20,000 Coastal Corp                                                 698,740
     11,268 El Paso Energy Corp                                          392,262
     12,900 Ensco International Inc                                      137,862
    228,300 Exxon Corp                                                16,694,438
     16,300 Global Marine Inc*                                           149,748
     41,250 Halliburton Co                                             1,222,031
      4,700 Helmerich & Payne Inc                                         91,063
      4,400 Kerr-McGee Corp                                              168,300
      5,500 McDermott International Inc                                  135,779
     73,200 Mobil Corp                                                 6,377,550
      4,200 Murphy Oil Corp                                              173,250
      9,450 Nabors Industries Inc*                                       128,161
      5,300 Noble Affiliates Inc                                         130,513
     12,300 Noble Drilling Corp*                                         159,125
     32,500 Occidental Petroleum Corp                                    548,438
      9,498 Ocean Energy Inc*                                             59,951
     10,000 Oryx Energy Co*                                              134,370
      7,200 Parker Drilling Co*                                           22,946
     11,830 Penzoil-Quaker State Co*                                     181,524
     23,900 Phillips Petroleum Co                                      1,018,738
      9,400 Pioneer Natural Resources Co                                  82,250
     11,800 Ranger Oil Ltd*                                               52,357
      7,900 Rowan Companies Inc*                                          79,000
    201,300 Royal Dutch Petroleum Co ADR                               9,637,238
     51,248 Schlumberger Ltd                                           2,363,814
     22,580 Sempra Energy                                                572,968
      4,500 Smith International Inc*                                     113,342
      8,800 Sunoco Inc                                                   317,346
     50,200 Texaco Inc                                                 2,654,325
     14,400 Tosco Corp                                                   372,600
      9,400 Transocean Offshore Inc                                      252,033
      8,186 Ultramar Diamond Shamrock Corp                               198,511
     23,566 Union Pacific Resources Group Inc                            213,555
     22,700 UnoCal Corp                                                  662,545
      5,200 Valero Energy Corp                                           110,500
      9,169 Weatherford International*                                   177,649
                                                                     $61,423,452

OTHER TRANS. SERVICES --- 0.1%
      4,200 Alexander & Baldwin Inc                                       97,650
      3,100 FMC Corp*                                                    173,600
      4,600 GATX Corp                                                    174,225
      3,300 JB Hunt Transport Services Inc                                75,900
      3,500 Overseas Shipholding Group Inc                                56,217
      5,300 Tidewater Inc                                                122,891
                                                                        $700,483

RAILROADS --- 0.5%
     44,000 Burlington Northern Santa Fe Corp                          1,485,000
     20,500 CSX Corp                                                     850,750
     10,300 Kansas City Southern Industries Inc                          506,626
     35,600 Norfolk Southern Corp                                      1,128,057
     23,200 Union Pacific Corp                                         1,045,438
      4,800 Wisconsin Central Transportation Corp*                        82,498
                                                                      $5,098,369

REAL ESTATE --- 0.0%
      3,800 CCB Financial Corp                                           216,600
                                                                        $216,600

RETAIL TRADE --- 6.9%
      4,800 Abercrombie & Fitch Co*                                      339,600
     23,100 Albertson's Inc                                            1,471,170
     25,800 American Stores Co                                           952,975
     14,300 Autozone Inc*                                                470,999
      3,500 BJ Wholesale Club Inc*                                       162,092
      6,400 Barnes & Noble Inc*                                          272,000
      9,500 Best Buy Inc*                                                583,063
      3,800 Bob Evans Farms Inc                                           99,036
      7,200 Borders Group Inc*                                           179,546
      6,200 Brinker International Inc*                                   179,025
      4,200 Buffets Inc*                                                  50,135
      9,400 Circuit City Stores Inc                                      469,408
      4,725 Claire's Stores Inc                                           96,863
     10,324 Consolidated Stores Corp*                                    208,411
      5,700 Cracker Barrel Old Country Store Inc                         132,878
     13,000 Darden Restaurants Inc                                       234,000
     41,300 Dayton Hudson Corp                                         2,240,525
     10,000 Dillards Inc Class A                                         283,750
     17,388 Dollar General Corp                                          410,792
      5,600 Dollar Tree Stores Inc*                                      244,647
      4,500 Donaldson Company Inc                                         93,375
      1,500 Enesco Group Inc                                              34,875
     16,200 Family Dollar Stores Inc                                     356,400
      3,600 Fastenal Co                                                  158,400
     19,200 Federated Department Stores Inc*                             836,390
     16,100 Fortune Brands Inc                                           509,163
     14,500 Fred Meyer Inc*                                              873,625
     54,450 Gap Inc                                                    3,062,813
      3,900 Gencorp Inc                                                   97,254
      6,400 General Nutrition Companies Inc*                             104,000
     16,875 Genuine Parts Co                                             564,249
      3,600 Great Atlantic & Pacific Tea Co Inc                          106,650
      4,000 Hannaford Brothers Co                                        212,000
      5,625 Heilig-Meyers Co                                              37,614
    146,800 Home Depot Inc                                             8,982,252
     23,800 JC Penney & Co Inc                                         1,115,625
     46,300 K Mart Corp*                                                 708,946
     14,900 Kohls Corp*                                                  915,411
     24,100 Kroger Co*                                                 1,458,050
     21,400 Limited Inc                                                  623,275
      3,700 Lone Star Steakhouse & Saloon Inc*                            33,992
      3,700 Longs Drug Stores Corp                                       138,750
     33,100 Lowe's Companies Inc                                       1,694,290
     21,900 May Department Stores Co                                   1,322,213
     63,500 McDonald's Corp                                            4,865,688
      3,300 Micro Warehouse Inc*                                         111,580
     14,000 Nordstrom Inc                                                485,618
     23,025 Office Depot Inc*                                            850,474
     11,750 Officemax Inc*                                               143,938
      4,600 Outback Steakhouse Inc*                                      183,425
      5,100 Owens Corning                                                180,729
      3,116 Payless Shoesource Inc*                                      147,621
      6,000 Pep Boys - Manny Moe & Jack                                   94,122
     24,300 Rite Aid Corp                                              1,204,357
      4,400 Ross Stores Inc                                              173,250
      4,400 Ruddick Corp                                                 101,200
      2,899 SPX Corp*                                                    194,233
     45,600 Safeway Inc*                                               2,778,727
     13,384 Saks Inc*                                                    422,426
      1,950 Sbarro Inc*                                                   51,065
     36,000 Sears Roebuck & Co                                         1,530,000
     29,255 Staples Inc*                                               1,278,063
     30,200 TJX Companies Inc                                            875,800
      9,300 Tandy Corp                                                   383,039
     24,500 Toys R Us Inc*                                               413,438
     14,280 Tricon Global Restaurants*                                   715,785
      3,402 US Office Products Co                                         13,183
     12,700 Venator Group Inc*                                            81,750
    211,500 Wal-Mart Stores Inc                                       17,223,926
     46,800 Walgreen Co                                                2,740,702
     11,700 Wendy's International Inc                                    255,200
     13,900 Winn-Dixie Stores Inc                                        623,763
                                                                     $71,243,629

SECURITIES & COMMODITIES --- 1.1%
      8,825 AG Edwards Inc                                               328,731
     10,553 Bear Stearns Companies Inc                                   394,418
     37,687 Charles Schwab & Company Inc                               2,117,519
     23,750 Franklin Resources Inc                                       760,000
     10,900 Lehman Brothers Holdings Inc                                 480,276
     33,300 Merrill Lynch & Co Inc                                     2,222,775
     54,281 Morgan Stanley Group                                       3,853,951
     13,450 Paine Webber Group Inc                                       519,506
     11,200 T Rowe Price & Associates Inc                                383,600
                                                                     $11,060,776

TELEPHONE --- 6.1%
     12,700 ADC Telecommunications Inc*                                  441,325
      3,300 Aliant Communications Inc                                    134,888
     25,795 Alltel Corp                                                1,542,851
    103,600 Ameritech Corp                                             6,565,650
    145,776 Bell Atlantic Corp                                         7,726,128
    183,600 Bellsouth Corp                                             9,157,050
      8,600 Century Telephone Enterprises Inc                            580,500
     12,800 Cincinnati Bell Inc                                          483,994
     16,100 Frontier Corp                                                547,400
     90,600 GTE Corp                                                   5,889,000
    172,095 MCI Worldcom Inc*                                         12,347,816
    183,677 SBC Communications Inc                                     9,849,679
     40,450 Sprint Corp                                                3,402,856
     39,025 Sprint PCS*                                                  902,453
     47,211 US West Inc                                                3,051,011
                                                                     $62,622,601

TRANSPORTATION --- 0.0%
      4,500 CNF Transportation Inc                                       169,029
                                                                        $169,029

TRANSPORTATION EQUIPMENT --- 2.6%
     52,600 Allied-Signal Inc                                          2,330,811
      2,200 Borg-Warner Automotive Inc                                   122,786
      3,900 Cummins Engine Company Inc                                   138,450
     15,561 Dana Corp                                                    636,056
      6,700 Eaton Corp                                                   473,603
      6,300 Federal-Mogul Corp                                           374,850
      3,300 Fleetwood Enterprises Inc                                    114,675
    113,600 Ford Motor Co                                              6,666,843
     11,900 General Dynamics Corp                                        697,638
     61,400 General Motors Corp Series D                               4,393,907
     14,300 Harley-Davidson Inc                                          677,463
     18,441 Lockheed Martin Corp                                       1,562,875
      6,290 Navistar International Corp*                                 179,265
      3,320 Newport News Shipbuilding Inc                                111,011
      6,500 Northrop Grumman Corp                                        475,313
      7,340 Paccar Inc                                                   301,858
      5,100 Sundstrand Corp                                              264,563
      2,600 Superior Industries International Inc                         72,311
     11,200 TRW Inc                                                      629,294
     14,900 Textron Inc                                                1,131,461
     93,776 The Boeing Co                                              3,059,442
     21,200 United Technologies Corp                                   2,305,500
                                                                     $26,719,975

WATER --- 0.0%
      7,600 American Water Works Company Inc                             256,500
                                                                        $256,500

WHOLESALE TRADE - INDL --- 0.1%
      9,300 McKesson Corp                                                735,277
      9,500 Sybron International Corp*                                   258,277
                                                                        $993,554

WHOLESALE TRADE -CONSUMER --- 1.7%
     10,900 Avery Dennison Corp                                          491,176
      9,500 Bergen Brunswig Corp Class A                                 331,313
     18,872 Cardinal Health Inc                                        1,431,913
     20,371 Costco Companies Inc*                                      1,470,521
     26,900 Nike Inc Class B                                           1,091,118
    124,600 Procter & Gamble Co                                       11,377,475
      2,600 Rayonier Inc                                                 119,436
      5,300 Reebok International Ltd*                                     78,838
     11,300 SuperValu Inc                                                316,400
     31,400 Sysco Corp                                                   861,522
      4,800 Tech Data Corp*                                              193,200
                                                                     $17,762,912

TOTAL COMMON STOCK --- 99.4%                                      $1,023,468,378
(Cost $506,202,631)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 0.5%
  5,427,000 Canadian Imperial Bank of Commerce                         5,426,533
                                                                      $5,426,533

U.S. GOVERNMENTS --- 0.1%
  1,150,000 United States of America  (1)                              1,150,000
                                                                      $1,150,000

TOTAL SHORT-TERM INVESTMENTS --- 0.6%                                 $6,576,533
(Cost $6,576,533)

TOTAL STOCK INDEX PORTFOLIO --- 100.0%                            $1,030,044,911
(Cost $512,779,164)

Independent Auditors' Report


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities including the schedules of investments, of the Foreign Equity Portfolio, Investment Grade Corporate Bond Portfolio, Small-Cap Aggressive Growth Portfolio and the U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Portfolio, Investment Grade Corporate Bond Portfolio, Small-Cap Aggressive Growth Portfolio and the U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                                     MAXIM SERIES FUND, INC.

                        Financial Statements and Financial Highlights for
                            The Years Ended December 31, 1998 and 1997

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------------------

                                                                          INVESTMENT                           U.S.
                                                                            GRADE          SMALL-CAP        GOVERNMENT
                                                          FOREIGN         CORPORATE       AGGRESSIVE         MORTGAGE
                                                           EQUITY            BOND           GROWTH          SECURITIES
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                        -------------   ---------------  --------------    --------------
ASSETS:
    Investments in securities, market value:  (1)         78,341,515     128,641,559       128,376,539       195,893,544
    Cash                                                      54,849          11,842            66,349            76,583
    Dividends and interest receivable                        234,677       2,206,377           186,519         1,049,405
    Receivables for investments sold                          55,135                           528,998            65,133
                                                        -------------   ---------------  --------------    --------------

      Total assets                                        78,686,176     130,859,778       129,158,405       197,084,665
                                                        -------------   ---------------  --------------    --------------

LIABILITIES:
    Due to GW Capital Management                              78,498          66,195           115,450            97,465
    Redemptions payable                                       98,586         356,685           199,254           499,142
    Payables for investments purchased                                                       1,036,340         4,185,781
                                                        -------------   ---------------  --------------    --------------

      Total liabilities                                      177,084         422,880         1,351,044         4,782,388
                                                        -------------   ---------------  --------------    --------------

NET ASSETS                                                78,509,092     130,436,898       127,807,361       192,302,277
                                                        =============   ===============  ==============    ==============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value                          8,054,041      10,026,242         8,825,410        16,210,884
    Additional paid-in capital                            68,263,817     118,857,836       107,084,871       173,015,502
    Net unrealized appreciation on investments and
    translation of assets and
     liabilities denominated in foreign currencies         3,681,134       2,530,793         8,686,123         5,325,627
    Undistributed (overdistributed)  net investment         (230,503)          1,125            14,056            36,745
    income
    Accumulated net realized gain
      (loss) on investments                               (1,259,397)       (979,098)        3,196,901        (2,286,481)
                                                        -------------   ---------------  --------------    --------------

NET ASSETS                                                78,509,092     130,436,898       127,807,361       192,302,277
                                                        =============   ===============  ==============    ==============

NET ASSET VALUE PER OUTSTANDING SHARE                         0.9748          1.3010            1.4482            1.1863
                                                        =============   ===============  ==============    ==============
    (Offering and redemption price)

SHARES OF CAPITAL STOCK:
    Authorized                                           200,000,000     200,000,000       200,000,000       200,000,000
    Outstanding                                           80,540,411     100,262,423        88,254,097       162,108,840

  (1)  Cost of Investments:                               74,660,381     126,110,766       119,690,416       190,567,917

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER  31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                         INVESTMENT                       U.S.
                                                                                            GRADE        SMALL-CAP     GOVERNMENT
                                                                           FOREIGN        CORPORATE     AGGRESSIVE      MORTGAGE
                                                                            EQUITY          BOND          GROWTH       SECURITIES
                                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        --------------- -------------- -------------- --------------
INVESTMENT INCOME:
    Interest                                                                  755,198      7,489,770        999,182     11,197,796
    Dividends                                                                 800,520                     1,912,651
    Less: Foreign withholding tax                                            (197,344)                         (187)
                                                                        --------------- -------------- -------------- --------------

      Total Income                                                          1,358,374      7,489,770      2,911,646     11,197,796
                                                                        --------------- -------------- -------------- --------------

EXPENSES:
    Salaries                                                                    7,671                         7,671
    Legal and SEC fees                                                          1,108                        25,391
    Director's fees                                                               645                         1,393
    Audit fees                                                                 10,500                         6,000
    Investment administration                                                 112,906                        57,043
    Bank and custodial fees                                                    66,299                        42,820
    Other expenses                                                             17,855                        21,022
    Management fee                                                            703,112        714,083      1,521,934      1,021,297
                                                                        --------------- -------------- -------------- --------------

      Total expenses                                                          920,096        714,083      1,683,274      1,021,297

Less amount paid by GW Capital Management                                       2,847                         2,332
                                                                        --------------- -------------- -------------- --------------

      Net expenses                                                            917,249        714,083      1,680,942      1,021,297
                                                                        --------------- -------------- -------------- --------------

NET INVESTMENT INCOME                                                         441,125      6,775,687      1,230,704     10,176,499
                                                                        --------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                          249,487         67,961      4,751,360        797,035
    Change in net unrealized appreciation (depreciation) on investments     4,324,386      1,255,675     (7,327,869)       702,266
                                                                        --------------- -------------- -------------- --------------

    Net realized and unrealized gain (loss) on investments                  4,573,873      1,323,636     (2,576,509)     1,499,301
                                                                        --------------- -------------- -------------- --------------

NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS            5,014,998      8,099,323     (1,345,805)    11,675,800
                                                                        =============== ============== ============== ==============

See notes to financial statements

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------

                                                                INVESTMENT GRADE            SMALL-CAP            U.S. GOVERNMENT
                                         FOREIGN EQUITY          CORPORATE BOND         AGGRESSIVE GROWTH      MORTGAGE SECURITIES
                                            PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
                                      ----------------------  ----------------------  -----------------------  -----------------
                                                -----------              ----------
                                        1998        1997       1998        1997        1998         1997       1998        1997
                                     ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------
INCREASE  (DECREASE) IN ASSETS:

OPERATIONS:
Net investment income (loss)            441,125  $ (175,448$  6,775,687    6,490,017 $ 1,230,704 $  1,226,106  10,176,499  9,631,548
Net realized gain on investments        249,487    3,994,591     67,961     111,460   4,751,360     22,100,666  797,035    657,373
Change in net unrealized appreciation 4,324,386   (6,540,455)  1,255,675     627,506   (7,327,869)  6,154,183   702,266    2,267,802
(depreciation) on investments
                                      ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------

    Net increase (decrease) in net assets5,014,998   (2,721,312)8,099,323   7,228,983 (1,345,805) 29,480,955 11,675,800  12,556,723
    resulting from operations
                                          ----------- ---------  ----------  ----------  ----------  ----------- ----------  -------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income          (671,628)  (1,351,699)(6,779,905) (6,484,674) (1,232,324) (16,102,420)(10,144,022)(9,627,280)
   From net realized gains            (1,186,496) (3,144,430)                        (3,509,230) (5,867,189)
                                      ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------

    Total distributions               (1,858,124) (4,496,129)(6,779,905) (6,484,674) (4,741,554) (21,969,609)(10,144,022)(9,627,280)
                                      ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares19,550,684  19,269,737 27,851,131  17,498,367  28,654,708  82,365,170  45,946,024  24,003,121
   Reinvestment of distributions    1,858,124   4,496,129  6,779,905   6,484,674   4,741,554   21,969,609  10,144,022  9,627,280
   Redemptions of shares           (10,731,362)(31,980,112(20,389,516)(10,573,542)(82,824,177)(8,468,416) (27,503,933)(12,841,366)
                                      ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------

 Net increase (decrease) in net assets 10,677,446  (8,214,246)14,241,520  13,409,499  (49,427,915)95,866,363  28,586,113  20,789,035
 resulting from shares transactions
                                     ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------
 Total increase (decrease) in net 13,834,320 (15,431,687) 15,560,938  14,153,808 (55,515,274) 103,377,709 30,117,891  23,718,478
assets

   Beginning of period               64,674,772  80,106,459 114,875,960 100,722,152 183,322,635 79,944,926  162,184,386 138,465,908
                                     ----------- ---------  ----------  ----------  ----------  ----------- ----------  ---------

   End of period  (1)                78,509,092 $64,674,772 130,436,898 114,875,960 127,807,361 183,322,635 192,302,277 162,184,386
                                     =========== =========  ==========  ==========  ==========  =========== ==========  =========

OTHER INFORMATION:

SHARES:
Sold                                  19,794,335  18,579,686 21,297,579  13,638,954  19,301,617  53,397,184  38,528,791  20,604,015
Issued in reinvestment of              1,937,061   4,883,489  5,240,290   5,086,411   3,235,880   14,624,075  8,581,036   8,300,735
distributions Redeemed              (10,905,538)(29,467,074)(15,629,695)(8,221,477)(53,979,348)(5,315,775) (23,116,758)(10,993,838)
                                      ----------- ---------  ----------  ----------  ----------  ----------- ----------  -------

    Net increase (decrease)           10,825,858  (6,003,899)10,908,174  10,503,888 (31,441,851)62,705,484 23,993,069 17,910,912
                                      =========== =========  ==========  ==========  ==========  =========== ========== ========

(1)  Including undistributed net     (230,503)                 1,125       5,343      14,056       15,676     36,745      4,268
investment income

See notes to financial statements.

MAXIM SERIES FUND, INC.

FOREIGN EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                            -----------------------------------------------------------------
                                               1998         1997         1996          1995         1994
                                            ------------  ----------  ------------  -----------  ------------
                                                                                                     (A)
Net Asset Value, Beginning of Period      $      0.9277 $     1.0580$      0.9871 $      0.9515$     1.0000

Income From Investment Operations

Net investment income (loss)                     0.0057      (0.0017)      0.0041        0.0073     (0.0019)
Net realized and unrealized gain (loss)          0.0649      (0.0593)      0.0709        0.0398     (0.0466)
                                            ------------  ----------                -----------  ------------
                                                                      ------------

Total Income (Loss) From Investment
    Operations                                   0.0706      (0.0610)      0.0750        0.0471     (0.0485)
                                            ------------  ----------  ------------  -----------  ------------

Less Distributions

From net investment income                      (0.0086)
From net realized gains                         (0.0149)     (0.0693)     (0.0041)      (0.0115)
                                            ------------  ----------  ------------  -----------  ------------

Total Distributions                             (0.0235)     (0.0693)     (0.0041)      (0.0115)
                                            ------------  ----------  ------------  -----------  ------------

Net Asset Value, End of Period            $      0.9748 $     0.9277$      1.0580 $      0.9871$     0.9515
                                            ============  ==========  ============  ===========  ============

Total Return                                     7.67%       (5.69)%       7.61%         5.02%      (4.85)%

Net Assets, End of Period                 $ 78,509,092  $ 64,674,772$ 80,106,459  $ 64,403,868 $ 42,760,613

Ratio of Expenses to Average Net Assets:
    Before reimbursement                         1.31%         1.35%       1.45%         1.51%       1.60% *
    After reimbursement #                        1.30%         1.33%       1.45%         1.50%       1.50% *

Ratio of Net Investment Income to
    Average Net Assets                           0.63%        (0.23)%      0.41%         0.69%      (1.26)%*

Portfolio Turnover Rate                        129.82%       200.82%      75.65%       119.98%      19.85%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $100,394,647 and $86,319,556, respectively.

(A) The portfolio commenced operations on November 1, 1994.

* Annualized

# Percentage is shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                   (Continued)

MAXIM SERIES FUND, INC.

INVESTMENT GRADE CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                         --------------------------------------------------------------------
                                             1998           1997         1996          1995         1994
                                         -------------   -----------  ------------  -----------  ------------

Net Asset Value, Beginning of Period   $      1.2856   $     1.2774 $      1.3161 $      1.2019$     1.3090

Income From Investment Operations

Net investment income                         0.0737         0.0769        0.0777        0.0794      0.0665
Net realized and unrealized gain              0.0154         0.0081       (0.0387)       0.1164     (0.1071)
(loss)
                                         -------------   -----------                -----------  ------------
                                                                      ------------

Total Income (Loss) From Investment
    Operations                                0.0891         0.0850        0.0390        0.1958     (0.0406)
                                         -------------   -----------  ------------  -----------  ------------

Less Distributions

From net investment income                   (0.0737)       (0.0768)      (0.0777)      (0.0816)    (0.0665)
From net realized gains
                                         -------------   -----------  ------------  -----------  ------------

Total Distributions                          (0.0737)       (0.0768)      (0.0777)      (0.0816)    (0.0665)
                                         -------------   -----------  ------------  -----------  ------------

Net Asset Value, End of Period         $      1.3010   $     1.2856 $      1.2774 $      1.3161$     1.2019
                                         =============   ===========  ============  ===========  ============

Total Return                                  7.08%          6.85%         3.14%        16.71%      (3.15)%

Net Assets, End of Period              $ 130,436,898   $ 114,875,960$ 100,722,152 $ 95,210,404 $ 71,276,294

Ratio of Expenses to Average Net              0.60%           0.60%        0.60%         0.60%        0.60%
Assets:

Ratio of Net Investment Income to
    Average Net Assets                        5.69%           6.02%        6.08%         6.30%       5.37%

Portfolio Turnover Rate                      59.84%         140.35%      118.50%       159.21%      51.66%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $83,493,849 and $69,181,240, respectively.







                                                                    (Continued)

MAXIM SERIES FUND, INC.

SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                        -----------------------------------------------------------------------
                                            1998           1997          1996           1995          1994
                                        --------------  ------------  ------------  -------------  ------------
                                                                                                       (A)
Net Asset Value, Beginning of Period  $    1.5316     $   1.4028    $     1.1605  $     0.9755   $     1.0000

Income From Investment Operations

Net investment income                      0.0139         0.0103          0.0091        0.0075        (0.0016)
Net realized and unrealized gain          (0.0492)        0.3273          0.3376        0.2840        (0.0229)
(loss)
                                        --------------  ------------  ------------  -------------  ------------

Total Income (Loss) From Investment
    Operations                            (0.0353)        0.3376          0.3467        0.2915        (0.0245)
                                        --------------  ------------  ------------  -------------  ------------

Less Distributions

From net investment income                (0.0138)       (0.0100)        (0.0091)      (0.0945)
From net realized gains                   (0.0343)       (0.1988)        (0.0953)      (0.0120)
                                        --------------  ------------  ------------  -------------  ------------

Total Distributions                       (0.0481)       (0.2088)        (0.1044)      (0.1065)
                                        --------------  ------------  ------------  -------------  ------------

Net Asset Value, End of Period        $    1.4482     $   1.5316    $     1.4028  $     1.1605   $     0.9755
                                        ==============  ============  ============  =============  ============

Total Return                               (2.28)%        24.50%         30.09%        29.96%         (2.46)%

Net Assets, End of Period             $  127,807,361  $ 183,322,635 $  79,944,926 $  28,594,611  $  12,963,409

Ratio of Expenses to Average Net
Assets:
    Before reimbursement                    1.11%          1.11%          1.27%         1.46%          1.61% *
    After reimbursement #                   1.11%          1.11%          1.26%         1.30%          1.26% *

Ratio of Net Investment Income
    to Average Net Assets                   0.81%          0.89%          0.98%         0.65%         (1.08)% *

Portfolio Turnover Rate                    149.12%        93.28%         62.63%        99.48%          8.84%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $428,455,623 and $200,770,368, respectively.

(A) The portfolio commenced operations on November 1, 1994.

* Annualized

# Percentage is shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                     (Continued)

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:


                             Year Ended December 31,
                                         ----------------------------------------------------------------------
                                             1998          1997          1996          1995           1994
                                         ------------- -------------  ------------  ------------  -------------

Net Asset Value, Beginning of Period   $      1.1743      1.1519    $    1.1786   $    1.0917   $    1.1813

Income From Investment Operations

Net investment income                         0.0700      0.0745         0.0751        0.0781        0.0620
Net realized and unrealized gain              0.0118      0.0224        (0.0267)       0.0869       (0.0896)
(loss)
                                         ------------- -------------  ------------  ------------  -------------

Total Income (Loss) From
    Investment Operations                     0.0818      0.0969         0.0484        0.1650       (0.0276)
                                         ------------- -------------  ------------  ------------  -------------

Less Distributions

From net investment income                   (0.0698)    (0.0745)       (0.0751)      (0.0781)      (0.0620)
                                         ------------- -------------  ------------  ------------  -------------

Total Distributions                          (0.0698)    (0.0745)       (0.0751)      (0.0781)      (0.0620)
                                         ------------- -------------  ------------  ------------  -------------

Net Asset Value, End of Period         $      1.1863      1.1743    $    1.1519   $    1.1786   $    1.0917
                                         ============= =============  ============  ============  =============

Total Return                                  7.12%       8.64%          4.29%        15.55%        (2.34)%

Net Assets, End of Period              $ 192,302,277   162,184,386  $ 138,465,908 $ 129,549,680 $  93,386,366

Ratio of Expenses to Average Net              0.60%       0.60%          0.60%         0.60%         0.60%
Assets

Ratio of Net Investment Income to
    Average Net Assets                        5.98%       6.44%          6.51%         6.84%         5.67%

Portfolio Turnover Rate                     108.19%      34.01%         94.63%       188.04%       331.42%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $204,211,217 and $178,065,483, respectively.


                                                                  (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Foreign Equity, Investment Grade Corporate Bond, Small-Cap Aggressive Growth, and U.S. Government Mortgage Securities Portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account, FutureFunds Series Account II, Qualified Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met.


2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

        Dividends

        Dividends from investment income of the Investment Grade Corporate Bond and the U.S. Government Mortgage Securities Portfolios are declared and reinvested quarterly. Dividends from investment income of the Foreign Equity and Small-Cap Aggressive Growth Portfolios are declared and reinvested annually. Dividends from capital gains of all Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Foreign Equity and Small-Cap Aggressive Growth Portfolios and specific lot selection for the Investment Grade Corporate Bond and U.S. Government Mortgage Securities Portfolios.

        Security Valuation

        Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Short-term and money market securities are valued at amortized cost which approximates market value.

        The Portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1998 were as follows:


                                                                           Investment Grade
                                                    Foreign Equity          Corporate Bond
                                                       Portfolio              Portfolio

         Aggregate Cost                          $     2,196,055        $     9,496,171
         Aggregate Fair Value                    $     1,573,650        $     9,673,565
         Percent of Net Assets                             2.00%                  7.42%


        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Foreign Currency Translations

The accounting records of the Foreign Equity Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        The Foreign Equity Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Foreign Equity Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary income and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1998, the Investment Grade Corporate Bond, and U.S.
        Government Mortgage Securities Portfolios had available for federal income tax purposes unused capital loss carryovers of $832,544 and $2,279,825, respectively, which expire between 2002 and 2006.



3.      INVESTMENT ADVISORY AGREEMENT

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Investment Grade Corporate Bond and U.S.
        Government Mortgage Securities Portfolios, and 1.00% of the average daily net assets of the Foreign Equity and Small-Cap Aggressive Growth Portfolios. However, the investment advisor shall pay any expenses of the Fund which exceed an annual rate, including management fees of 1.50% and 1.30% of the average daily net assets of the Foreign Equity and Small-Cap Aggressive Growth Portfolios, respectively.

        Expenses incurred by the Fund, which are not portfolio specific, are allocated among the portfolios based on relative net assets or other appropriate allocation methods. For certain funds, the management fee encompasses other fund operating expenses.


4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:

                                                                                          Net
                                                          Gross        Gross           Unrealized
                                                       Appreciation    Depreciation   Appreciation

       Foreign Equity Portfolio                     $   8,084,154   $  (4,403,020) $   3,681,134

       Investment Grade Corporate Bond Portfolio        2,809,047       (278,254)      2,530,793

       Small-Cap Aggressive Growth Portfolio           17,661,274      (8,975,151)     8,686,123

       U.S. Government Mortgage Securities              5,686,223       (360,596)      5,325,627
       Portfolio

The Maxim Series Fund

Foreign Equity Portfolio

BONDS

ARGENTINA --- 1.2%

MFTG - INDUSTRIAL PRODS
    300,000 Multicanal SA                                                239,250
            Series C
            10.500% April 15, 2018
    760,000 Perez Companc SA#                                            666,900
            Private Placement Bonds
            8.125% July 15, 2007
                                                                        $906,150

TOTAL ARGENTINA --- 1.2%                                                $906,150

HONG KONG --- 1.1%

FOREIGN BANKS
  1,500,000 Bangkok Bank Public Co Ltd#                                  870,000
            Subordinated Notes
            8.375% January 15, 2027
                                                                        $870,000

TOTAL HONG KONG --- 1.1%                                                $870,000

KOREA --- 3.0%

FOREIGN GOVERNMENTS
    500,000 Republic of Korea                                            511,120
            Unsubordinated Bonds
            8.875% April 15, 2008
                                                                        $511,120

MFTG - CONSUMER PRODS.
    400,000 Pohang Iron & Steel Co                                       340,000
            Notes
            6.625% July 1, 2003
    500,000 Pohang Iron & Steel Co                                       411,920
            Notes
            7.125% November 1, 2006
                                                                        $751,920

MFTG - INDUSTRIAL PRODS
  1,200,000 Samsung Electronics                                        1,086,000
            Zero Coupon
            1.110% December 31, 2007
                                                                      $1,086,000

TOTAL KOREA --- 3.0%                                                  $2,349,040

MAURITIUS --- 0.1%

FINANCIAL SERVICES
     75,000 Pindo Deli Fin Mauritius                                      36,000
            Yankee Notes
            10.875% October 1, 2027
     75,000 Pindo Deli Fin Mauritius#                                     36,750
            Company Guaranteed Bonds
            11.750% October 1, 2017
                                                                         $72,750

TOTAL MAURITIUS --- 0.1%                                                 $72,750

THAILAND --- 0.3%

ELECTRONICS - HIGH TECH
    360,000 Total Access Communication                                   270,000
            Convertible Bonds
            2.000% May 31, 2006
                                                                        $270,000

TOTAL THAILAND --- 0.3%                                                 $270,000

VENEZUELA --- 0.3%

FOREIGN GOVERNMENTS
    425,000 Venezuela                                                    259,250
            Debentures
            9.250% September 15, 2027
                                                                        $259,250

TOTAL VENEZUELA --- 0.3%                                                $259,250

TOTAL BONDS --- 6.0%                                                  $4,727,190
(Cost $5,439,041)

COMMON STOCK

AUSTRALIA --- 3.6%

HOLDING & INVEST. OFFICES
    359,000 Southcorp Holdings Ltd                                     1,143,580
                                                                      $1,143,580

INSURANCE
    200,000 QBE Insurance Group Ltd                                      826,200
                                                                        $826,200

MFTG - CONSUMER PRODS.
    323,000 Foster's Brewing Group Ltd                                   873,728
                                                                        $873,728

TOTAL AUSTRALIA --- 3.6%                                              $2,843,508

BELGIUM --- 1.6%

CONSTRUCTION
     13,000 Cimenteries CBR Cementbedrijven                            1,285,631
                                                                      $1,285,631

TOTAL BELGIUM --- 1.6%                                                $1,285,631

BRAZIL --- 0.1%

WATER
  1,260,000 Saneamento Basico de Sao Paulo                                95,447
                                                                         $95,447

TOTAL BRAZIL --- 0.1%                                                    $95,447

CANADA --- 4.1%

ELECTRONICS - HIGH TECH
     18,200 Northern Telecom Ltd                                         907,217
                                                                        $907,217

TRANSPORTATION
     21,900 Canadian National Railway Co                               1,136,543
                                                                      $1,136,543

TRANSPORTATION EQUIPMENT
     84,000 Bombardier Inc Series B                                    1,202,577
                                                                      $1,202,577

TOTAL CANADA --- 4.1%                                                 $3,246,337

DENMARK --- 5.0%

FINANCIAL SERVICES
     21,850 Unidanmark                                                 1,979,167
                                                                      $1,979,167

INSURANCE
      3,960 Codan Forsikring                                             461,626
     54,125 Tryg Baltica Forsikring                                    1,453,735
                                                                      $1,915,361

TOTAL DENMARK --- 5.0%                                                $3,894,528

FRANCE --- 8.2%

CONSUMER SERVICES
     14,000 Pernod-Richard                                               909,579
                                                                        $909,579

FOREIGN BANKS
     22,000 Banque Nationale de Paris                                  1,812,070
                                                                      $1,812,070

MFTG - CONSUMER PRODS.
     30,600 Michelin (CGDE)                                            1,224,066
                                                                      $1,224,066

MFTG - INDUSTRIAL PRODS
      6,412 L'Air Liquide                                              1,176,314
                                                                      $1,176,314

RETAIL TRADE
      9,400 Compagnie de Saint Gobain                                  1,327,427
                                                                      $1,327,427

TOTAL FRANCE --- 8.2%                                                 $6,449,456

GERMANY --- 3.6%

CONSUMER SERVICES
      1,600 Wella AG                                                   1,344,134
                                                                      $1,344,134

ELECTRONICS - HIGH TECH
     15,000 Siemens AG                                                   967,597
                                                                        $967,597

RETAIL TRADE
      5,000 DaimlerChrysler AG                                           496,550
                                                                        $496,550

TOTAL GERMANY --- 3.6%                                                $2,808,281

HUNGARY --- 5.0%

FOREIGN BANKS
     31,000 OTP Bank Rt                                                1,527,143
                                                                      $1,527,143

TELEPHONE
    420,000 Matav Rt                                                   2,360,499
                                                                      $2,360,499

TOTAL HUNGARY --- 5.0%                                                $3,887,642

ITALY --- 14.0%

CREDIT INSTITUTIONS
    287,000 Credito Italiano                                           1,700,645
                                                                      $1,700,645

FOREIGN BANKS
     65,000 San Paolo - IMI SpA*                                       1,148,216
                                                                      $1,148,216

HOLDING & INVEST. OFFICES
    405,000 Telecom Italia SpA RNC                                     2,548,096
                                                                      $2,548,096

INDUSTRIAL PRODS & SVCS
      8,900 Ericsson SpA                                                 366,661
                                                                        $366,661

INSURANCE
    500,000 Istituto Nazionale delle Assicurazioni*                    1,320,327
                                                                      $1,320,327

OIL & GAS
    215,000 ENI                                                        1,404,719
    120,000 Edison SpA                                                 1,413,068
                                                                      $2,817,787

REAL ESTATE
  2,100,000 Unione Immobiliare SpA*                                    1,095,100
                                                                      $1,095,100

TOTAL ITALY --- 14.0%                                                $10,996,832

JAPAN --- 6.2%

CONSTRUCTION
     75,000 Daiwa House Industry Co Ltd                                  798,593
                                                                        $798,593

ELECTRONICS - HIGH TECH
     40,000 Canon Inc                                                    855,019
      9,000 Nintendo Corp Ltd                                            872,278
     20,000 Sony Corp                                                  1,456,895
                                                                      $3,184,192

TELEPHONE
        110 Nippon Telegraph & Telephone Corp                            849,000
                                                                        $849,000

TOTAL JAPAN --- 6.2%                                                  $4,831,785

NETHERLANDS --- 2.1%

CONSUMER SERVICES
     23,100 Grolsch NV                                                   596,502
                                                                        $596,502

TELEPHONE
     21,000 Koninklijke KPN NV                                         1,051,006
                                                                      $1,051,006

TOTAL NETHERLANDS --- 2.1%                                            $1,647,508

NEW ZEALAND --- 1.1%

AIR
    410,000 Air New Zealand Ltd                                          644,377
                                                                        $644,377

MFTG - INDUSTRIAL PRODS
    140,955 Nuplex Industries Ltd                                        241,604
                                                                        $241,604

TOTAL NEW ZEALAND --- 1.1%                                              $885,981

PORTUGAL --- 8.1%

CONSTRUCTION
     77,611 Engil-SGPS                                                   527,317
                                                                        $527,317

FOREIGN BANKS
     36,000 BPI-SGPS SA                                                1,221,718
                                                                      $1,221,718

INSURANCE
     30,000 Mundial Confianca*                                           954,138
                                                                        $954,138

MFTG - INDUSTRIAL PRODS
     30,000 Brisa-Auto Estradas de Portugal SA                         1,765,946
                                                                      $1,765,946

RETAIL TRADE
     16,800 Jeronimo Martins SGPS SA*                                    919,065
                                                                        $919,065

TELEPHONE
     21,000 Portugal Telecom SA                                          962,854
                                                                        $962,854

TOTAL PORTUGAL --- 8.1%                                               $6,351,038

SPAIN --- 7.5%

CONSTRUCTION
     30,000 Fomento de Construcciones y Contraras SA                   2,227,775
                                                                      $2,227,775

CONSUMER SERVICES
     17,500 Sol Melia SA                                                 609,735
                                                                        $609,735

ELECTRIC
     75,000 Iberdrola SA                                               1,401,598
                                                                      $1,401,598

MFTG - CONSUMER PRODS.
     30,374 Azucarera Ebro Agricolas  SA                                 669,182
                                                                        $669,182

OIL & GAS
     18,750 Repsol SA                                                    999,067
                                                                        $999,067

TOTAL SPAIN --- 7.5%                                                  $5,907,357

SWEDEN --- 2.0%

CONSUMER SERVICES
     77,000 Astra AB Series A                                          1,573,272
                                                                      $1,573,272

TOTAL SWEDEN --- 2.0%                                                 $1,573,272

SWITZERLAND --- 3.6%

CONSUMER SERVICES
        900 Novartis AG                                                1,769,589
                                                                      $1,769,589

INSURANCE
        400 SCHW Ruckversicher                                         1,043,111
                                                                      $1,043,111

TOTAL SWITZERLAND --- 3.6%                                            $2,812,700

UNITED KINGDOM --- 14.6%

CONSUMER SERVICES
    380,000 London International Group PLC                               783,134
                                                                        $783,134

ELECTRIC
     95,000 Scottish Hydro-Electric PLC                                1,068,915
                                                                      $1,068,915

FOREIGN BANKS
     40,000 Lloyds TSB Group                                             568,404
                                                                        $568,404

INSURANCE
     50,000 Commercial Union                                             781,971
                                                                        $781,971

MFTG - CONSUMER PRODS.
    183,334 FKI PLC                                                      408,299
                                                                        $408,299

MFTG - INDUSTRIAL PRODS
    162,000 British Aerospace PLC                                      1,371,798
     24,000 Cobham PLC                                                   278,019
    260,000 Rolls-Royce PLC                                            1,075,979
                                                                      $2,725,796

RETAIL TRADE
     92,000 Boots Co                                                   1,564,972
    210,000 J Sainsbury PLC                                            1,681,404
    159,000 Scot & Newcastle                                           1,844,521
                                                                      $5,090,897

TOTAL UNITED KINGDOM --- 14.6%                                       $11,427,416

TOTAL COMMON STOCK --- 90.6%                                         $70,944,719
(Cost $66,691,310)

PREFERRED STOCK

GERMANY --- 1.1%

MFTG - INDUSTRIAL PRODS
      9,960 Henkel KGAA                                                  866,606
                                                                        $866,606

TOTAL GERMANY --- 1.1%                                                  $866,606

TOTAL PREFERRED STOCK --- 1.1%                                          $866,606
(Cost $727,030)

SHORT-TERM INVESTMENTS

CANADA --- 2.3%

FOREIGN BANKS
  1,803,000 Canadian Imperial Bank of Commerce                         1,803,000
                                                                      $1,803,000

TOTAL CANADA --- 2.3%                                                 $1,803,000

TOTAL SHORT-TERM INVESTMENTS --- 2.3%                                 $1,803,000
(Cost $1,803,000)

TOTAL FOREIGN EQUITY PORTFOLIO --- 100.0%                            $78,341,515
(Cost $74,660,381)

The Maxim Series Fund

Investment Grade Corporate Bond Portfolio

BONDS

AGENCY --- 1.8%
  2,245,000 U.S. Department of Veterans Affairs                        2,320,769
            Vendee Trust 1995-3 1H
            7.250% December 15, 2002
                                                                      $2,320,769

CANADIAN - PROVINCIAL --- 6.8%
  5,000,000 Ontario Province                                           5,390,050
            Global Notes
            7.750% June 4, 2002
  3,000,000 Saskatchewan                                               3,355,680
            Yankee Notes
            8.000% July 15, 2004
                                                                      $8,745,730

CREDIT INSTITUTIONS --- 15.7%
  3,000,000 Aristar Inc                                                3,017,760
            Notes
            6.125% December 1, 2000
  4,000,000 Associates Corp North America                              4,174,000
            Medium Term Notes
            6.870% August 12, 2002
  5,000,000 Banc One Corp                                              5,075,300
            Senior Notes
            6.250% September 1, 2000
  4,500,000 General Electric Capital Corp                              4,856,233
            Eurodollar Medium Term Notes
            8.100% February 15, 2002
  3,000,000 Heller Financial Inc                                       3,086,823
            Medium Term Notes
            7.210% September 13, 2001
                                                                     $20,210,116

ELECTRIC --- 9.8%
  3,000,000 Iberdrola International#                                   3,196,170
            Notes
            7.125% June 1, 2003
  2,000,000 National Rural Utilities Corp                              1,976,600
            Medium Term Notes
            5.300% October 20, 2003
  3,000,000 Pennsylvania Power & Light Co                              3,044,610
            Remarketable Putable Notes
            6.125% May 1, 2001
  4,000,000 Union Electric Co                                          4,385,000
            First Mortgage Bonds
            7.650% July 15, 2003
                                                                     $12,602,380

FOREIGN BANKS --- 8.9%
  3,000,000 Bayerische Landesbanken NY                                 3,054,810
            Medium Term Notes
            6.375% August 31, 2000
  5,000,000 Canadian Imperial Bank of Commerce                         5,056,050
            Deposit Notes
            6.200% August 1, 2000
  3,000,000 KFW International Finance                                  3,310,740
            Notes
            7.625% February 15, 2004
                                                                     $11,421,600

FOREIGN GOVERNMENTS --- 3.3%
  4,000,000 Yokohama City                                              4,262,500
            Eurodollar Notes
            8.000% November 20, 2001
                                                                      $4,262,500

GAS --- 2.4%
  3,000,000 Northern Illinois Gas Co                                   3,036,600
            First Mortgage Bonds
            5.750% June 1, 2003
                                                                      $3,036,600

INSURANCE --- 2.4%
  3,000,000 Prudential Insurance of America#                           3,069,420
            Notes
            6.375% July 23, 2006
                                                                      $3,069,420

LEASING --- 2.5%
  3,000,000 US Leasing International                                   3,265,890
            Senior Notes
            8.750% December 1, 2001
                                                                      $3,265,890

MFTG - INDUSTRIAL PRODS --- 8.4%
  3,000,000 ICI Wilmington                                             3,039,150
            Yankee Notes
            6.750% September 15, 2002
  5,000,000 Illinois Tool Works Inc                                    5,030,500
            Notes
            5.875% March 1, 2000
  2,746,000 Ingersoll-Rand Co                                          2,781,313
            Senior Notes
            6.255% February 15, 2001
                                                                     $10,850,963

OIL & GAS --- 2.6%
  2,000,000 BP America Inc                                             2,013,750
            Guaranteed Eurodollar Notes
            9.750% March 1, 1999
  1,550,000 Petroleum Nasional Bhd#                                    1,389,575
            Notes
            6.625% October 18, 2001
                                                                      $3,403,325

RETAIL TRADE --- 3.8%
  4,700,000 Wal-Mart Stores Inc                                        4,946,468
            Notes
            6.500% June 1, 2003
                                                                      $4,946,468

SECURITIES & COMMODITIES --- 8.6%
  1,250,000 Lehman Brothers Inc                                        1,293,288
            Notes
            7.360% December 15, 2003
  5,000,000 Merrill Lynch & Co Inc                                     5,204,350
            Notes
            6.550% August 1, 2004
  4,270,000 World Financial Network                                    4,504,850
            Credit Card Master Trust 1996-B Cl A
            6.950% April 15, 2006
                                                                     $11,002,488

TELEPHONE --- 9.7%
  2,000,000 Frontier Corp#                                             2,018,400
            PATS
            6.250% December 15, 1999
  5,000,000 New England Telephone & Telegraph                          5,186,500
            Bonds
            6.300% December 16, 2002
  5,000,000 Southwestern Bell Telephone Co                             5,228,150
            Medium Term Notes
            6.580% August 26, 2003
                                                                     $12,433,050

U.S. GOVERNMENTS --- 12.9%
  5,000,000 Federal Home Loan Bank                                     4,998,450
            Jumbo Notes
            5.125% September 15, 2003
 10,500,000 United States of America                                  11,646,810
            Treasury Notes
            6.500% October 15, 2006
                                                                     $16,645,260

TOTAL BONDS --- 99.7%                                               $128,216,559
(Cost $125,685,766)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 0.3%
    425,000 Canadian Imperial Bank of Commerce                           425,000
                                                                        $425,000

TOTAL SHORT-TERM INVESTMENTS --- 0.3%                                   $425,000
(Cost $425,000)

TOTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO --- 100.0%          $128,641,559
(Cost $126,110,766)

The Maxim Series Fund

Small-Cap Aggressive Growth Portfolio

COMMON STOCK

COMMUNICATIONS --- 0.8%
     30,100 Hearst-Argyle Television Inc*                                993,300
                                                                        $993,300

CONSUMER SERVICES --- 8.1%
     28,000 Alternative Living Services*                                 959,000
     17,600 Beckman Coulter Inc                                          954,800
     23,700 Biovail Corporation International*                           896,144
     40,500 Capital Senior Living Corp*                                  564,449
     13,800 Chirex Inc*                                                  294,975
     25,800 Curative Technologies Inc*                                   864,300
     67,500 EndoSonics Corp*                                             670,748
     33,800 International Home Foods Inc*                                570,375
     22,100 Jones Pharmaceuticals Inc                                    806,650
     35,736 Meristar Hospitality Corp                                    663,332
     45,300 Nielsen Media Research                                       815,400
     22,100 PSS World Medical Inc*                                       508,300
     31,300 Trigon Healthcare Inc*                                     1,167,866
     26,500 Whitman Corp                                                 672,438
                                                                     $10,408,777

CREDIT INSTITUTIONS --- 4.3%
     27,600 Bank United Corp Class A                                   1,083,300
     28,100 City National Corp                                         1,169,663
     40,150 Commercial Federal Corp                                      930,958
     19,500 Cullen/Frost Bankers Inc                                   1,070,063
     47,400 DVI Inc*                                                     859,125
     46,900 Imperial Credit Industries Inc*                              392,788
                                                                      $5,505,897

ELECTRIC --- 2.7%
     15,100 BEC Energy                                                   621,924
     14,800 Commonwealth Energy System Co                                599,400
     23,100 Rochester Gas & Electric Corp                                721,875
     42,700 WPS Resources Corp                                         1,505,175
                                                                      $3,448,374

ELECTRONICS - HIGH TECH --- 17.0%
     50,000 ADAC Laboratories*                                           998,400
     15,100 ATMI Inc*                                                    381,275
     29,400 AVX Corp                                                     497,948
     17,000 Alliant Techsystems Inc*                                   1,401,429
     14,200 Alpha Industries Inc*                                        511,200
     31,200 Artesyn Technologies Inc*                                    436,800
     23,100 Bell & Howell Co*                                            873,457
     23,300 Cognex Corp*                                                 466,000
     50,525 Conmed Corp*                                               1,667,325
     15,800 Credence Systems Corp*                                       292,300
     62,800 Cypress Semiconductor Corp*                                  521,994
     36,500 DSP Group Inc*                                               761,938
     45,600 Dentsply International Inc                                 1,174,200
     41,500 Digi International Inc*                                      461,688
     36,600 FORE Systems Inc*                                            670,219
     40,000 Federal Signal Corp                                        1,095,000
     12,300 Hutchinson Technology Inc*                                   438,188
     33,300 Inter-Tel Inc                                                778,388
     14,600 Litton Industries Inc*                                       952,650
     18,500 Micron Electronics Inc*                                      320,272
     23,400 National Computer Systems Inc                                865,800
     35,800 Quantum Corp*                                                760,750
     27,900 Respironics Inc*                                             558,865
     27,200 SMART Modular Technologies Inc*                              754,800
     24,000 Safeskin Corp*                                               579,000
     46,800 Sensormatic Electronics Corp*                                324,652
     47,700 Sequent Computer Systems Inc*                                575,357
     16,200 Speedfam International Inc*                                  277,425
     25,600 Steris Corp*                                                 727,987
     13,500 Sykes Enterprises Inc*                                       411,750
     25,300 Tektronix Inc                                                760,569
     36,205 Vishay Intertechnology Inc                                   524,973
                                                                     $21,822,599

FINANCIAL SERVICES --- 0.5%
      2,200 Pacific Bank NA                                               95,975
     17,500 Western Bancorp                                              511,875
                                                                        $607,850

FORESTRY --- 0.6%
     19,900 Chesapeake Corp                                              733,813
                                                                        $733,813

GAS --- 2.6%
     21,000 Eastern Enterprises                                          918,750
     45,700 MCN Corp                                                     871,133
      9,400 New Jersey Resources Corp                                    371,300
     26,700 Public Service Company of North Carolina Inc                 694,200
     18,800 Washington Gas Light Co                                      509,950
                                                                      $3,365,333

HOLDING & INVEST. OFFICES --- 5.7%
     69,400 Anthracite Capital Inc                                       542,153
     17,425 CNB Bancshares Inc                                           812,441
     47,000 Community First Bancshares Inc                               989,914
     44,653 Healthcare Realty Trust Co                                   996,298
     36,500 Koger Equity Inc                                             627,326
     47,200 Liberty Property Trust                                     1,162,300
     32,800 Local Financial Corp*                                        295,200
     26,900 Staten Island Bancorp Inc                                    536,305
     38,200 Sun Communities Inc                                        1,329,818
                                                                      $7,291,755

INDUSTRIAL SERVICES --- 6.6%
     41,900 AC Nielsen Corp*                                           1,183,675
     21,800 Choicepoint Inc*                                           1,406,100
     20,100 Deluxe Corp                                                  734,896
     25,700 Information Resources Inc*                                   261,806
     17,300 National Service Industries Inc                              657,400
     24,450 Nichols Research Corp*                                       510,394
     71,100 Platinum Technology Inc*                                   1,359,788
     53,600 RH Donnelley Corp                                            780,523
     25,200 Sterling Software Inc*                                       681,962
     40,900 Symantec Corp*                                               889,575
                                                                      $8,466,119

INSURANCE --- 6.4%
     22,300 AmerUs Life Holdings Inc                                     498,963
     14,100 CMAC Investment Corp                                         647,712
     27,600 Capital RE Corp                                              553,711
     38,100 Everest Reinsurance Holdings Inc                           1,483,500
     37,500 Horace Mann Educators Corp                                 1,068,750
     15,800 Medical Assurance Inc                                        522,380
     41,400 Protective Life Corp                                       1,648,217
     11,850 Reinsurance Group America Co                                 829,500
     73,200 Reliance Group Holdings Inc                                  942,450
                                                                      $8,195,183

LEASING --- 0.5%
     81,700 Unicapital Corp*                                             602,538
                                                                        $602,538

MFTG - CONSUMER PRODS. --- 11.0%
     17,650 Banta Corp                                                   483,169
     23,600 Cadmus Communications Corp                                   445,450
     49,500 Champion Enterprises Inc*                                  1,355,063
     16,900 Corn Products International Inc                              513,338
     11,200 Dial Corp                                                    323,400
     18,800 HON Industries Inc                                           450,016
     30,000 Harte-Hanks Inc                                              855,000
     52,200 International Multifoods Corp                              1,347,386
     31,700 Jostens Inc                                                  830,128
     21,500 Liz Claiborne Inc                                            678,583
     50,800 Michael Foods Inc                                          1,524,000
     47,400 Premark International Inc                                  1,641,225
     30,800 Shaw Industries Inc                                          746,900
     23,200 Talbots Inc                                                  727,900
     60,000 Viad Corp                                                  1,822,483
     16,000 Vlasic Foods International Inc*                              380,992
                                                                     $14,125,033

MFTG - INDUSTRIAL PRODS --- 9.7%
     23,000 AK Steel Holding Corp                                        540,500
     44,600 Bethlehem Steel Corp*                                        373,525
     14,900 Crane Co                                                     449,786
     25,600 Cuno Inc*                                                    416,000
     25,600 Cytec Industries Inc*                                        544,000
     29,400 Ferro Corp                                                   764,400
     23,000 Giant Cement Holding Inc*                                    569,250
     15,900 Great Lakes Chemical Corp                                    636,000
     48,800 Hussmann International Inc                                   945,500
     47,400 Intermet Corp                                                619,139
     15,600 Minerals Technologies Inc                                    638,617
      3,200 Novellus Systems Inc*                                        158,400
     23,300 Pentair Inc                                                  927,620
     12,100 Photronics Inc*                                              290,013
      3,900 Quanex Corp                                                   87,992
     21,900 Regal-Beloit Corp                                            503,700
     18,600 Scotts Co Class A*                                           714,928
     42,600 Solutia Inc                                                  953,175
     28,600 Tower Automotive Inc*                                        713,198
     29,800 Wang Laboratories Inc*                                       826,950
     62,600 Worthington Industries Inc                                   782,500
                                                                     $12,455,193

OIL & GAS --- 2.1%
     40,800 BJ Services Company USA*                                     637,500
     57,700 Forcenergy Inc*                                              151,463
     35,300 Key Energy Services Inc*                                     165,451
     30,300 Newfield Exploration Co*                                     632,513
     38,700 Plains Resources Inc*                                        544,199
     58,800 Vintage Petroleum Inc                                        507,150
                                                                      $2,638,276

REAL ESTATE --- 2.0%
     74,700 Amresco Inc*                                                 653,625
     44,700 Brandywine Realty Trust                                      799,013
     73,200 Capital Automotive REIT                                    1,088,850
                                                                      $2,541,488

RETAIL TRADE --- 9.2%
     17,000 BJ Wholesale Club Inc*                                       787,304
     22,300 Brinker International Inc*                                   643,913
     63,900 Burlington Coat Factory Warehouse Corp                     1,042,337
     24,400 CEC Entertainment Inc*                                       677,100
     20,300 Claire's Stores Inc                                          416,150
     27,300 Dura Automotive Systems Inc*                                 931,613
     44,300 Foodmaker Inc*                                               977,347
     42,200 Furniture Brands International Inc*                        1,149,950
     16,300 Gencorp Inc                                                  406,473
      7,700 Great Atlantic & Pacific Tea Co Inc                          228,113
     24,100 Hannaford Brothers Co                                      1,277,300
      7,700 Outback Steakhouse Inc*                                      307,038
     14,000 Payless Shoesource Inc*                                      663,250
     13,100 Ross Stores Inc                                              515,813
     10,200 SPX Corp*                                                    683,400
      6,900 Venator Group Inc*                                            44,415
     29,800 Wendy's International Inc                                    649,998
     13,600 Zale Corp*                                                   438,600
                                                                     $11,840,114

SECURITIES & COMMODITIES --- 0.5%
     25,935 Downey Financial Corp                                        659,709
                                                                        $659,709

TELEPHONE --- 0.6%
     32,400 Tekelec*                                                     536,609
      9,800 Transaction Network Services Inc*                            196,608
                                                                        $733,217

TRANSPORTATION --- 0.7%
     24,400 CNF Transportation Inc                                       916,513
                                                                        $916,513

TRANSPORTATION EQUIPMENT --- 2.1%
     22,650 AO Smith Corp                                                556,329
     40,100 Borg-Warner Security Corp*                                   751,875
     38,600 Mascotech Inc                                                661,025
     22,500 Newport News Shipbuilding Inc                                752,333
                                                                      $2,721,562

WATER --- 0.4%
     18,900 American States Water Co                                     515,025
                                                                        $515,025

WHOLESALE TRADE - INDL --- 0.4%
     22,000 Cort Business Services Corp*                                 533,500
                                                                        $533,500

WHOLESALE TRADE -CONSUMER --- 0.8%
     48,600 Daisytek International Corp*                                 923,400
      5,000 World Fuel Services Corp                                      53,750
                                                                        $977,150

TOTAL COMMON STOCK --- 95.1%                                        $122,098,318
(Cost $113,412,195)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 1.2%
  1,500,000 American Express Co                                        1,498,221
                                                                      $1,498,221

FOREIGN BANKS --- 3.7%
  4,780,000 Canadian Imperial Bank of Commerce                         4,780,000
                                                                      $4,780,000

TOTAL SHORT-TERM INVESTMENTS --- 4.9%                                 $6,278,221
(Cost $6,278,221)

TOTAL SMALL-CAP AGGRESSIVE GROWTH PORTFOLIO --- 100.0%              $128,376,539
(Cost $119,690,416)

The Maxim Series Fund

U.S. Government Mortgage Securities Portfolio

BONDS

AGENCY --- 87.0%
  5,427,412 Federal Home Loan Mortgage Corp                            5,532,547
            7.000% May 1, 2028
    734,636 Federal Home Loan Mortgage Corp                              764,021
            Pool #G10289
            8.500% February 1, 2008
  5,026,204 Federal Home Loan Mortgage Corp                            5,128,587
            Pool #O20005
            6.500% January 1, 2018
    666,798 Federal Home Loan Mortgage Corp                              708,873
            Pool #C90085
            9.000% December 1, 2014
     56,225 Federal Home Loan Mortgage Corp                               56,225
            Pool #730326
            8.500% November 1, 2006
  1,095,470 Federal Home Loan Mortgage Corp                            1,248,836
            Pool #884002
            9.500% June 1, 2020
    241,706 Federal Home Loan Mortgage Corp                              252,583
            Pool #884018
            9.500% September 1, 2020
  4,200,000 Federal Home Loan Mortgage Corp                            4,138,697
            CMO SER.2103 CL.NB
            6.000% July 15, 2023
    698,271 Federal Home Loan Mortgage Corp                              718,381
            Pool #N30345
            6.500% July 1, 2026
    243,212 Federal Home Loan Mortgage Corp                              243,212
            Pool #N70005
            9.500% November 1, 2020
    899,331 Federal Home Loan Mortgage Corp                              944,297
            10.500% October 1, 2005
  1,604,141 Federal Home Loan Mortgage Corp                            1,680,338
            Pool #G00256
            8.000% November 1, 2023
  2,055,861 Federal Home Loan Mortgage Corp                            2,212,723
            Pool #G00300
            9.500% April 1, 2025
    638,316 Federal Home Loan Mortgage Corp                              647,323
            Pool #E00177
            6.500% December 1, 2007
  1,830,995 Federal Home Loan Mortgage Corp                            1,859,650
            Pool #E00219
            6.500% June 1, 2008
  1,003,583 Federal Home Loan Mortgage Corp                            1,041,217
            Pool #G10006
            10.000% January 1, 2006
  1,420,666 Federal Home Loan Mortgage Corp                            1,479,339
            Pool #D64588
            8.000% August 1, 2024
    353,682 Federal Home Loan Mortgage Corp                              372,568
            Pool #D91202
            8.500% February 1, 2013
    637,923 Federal Home Loan Mortgage Corp                              659,039
            Pool #D91201
            7.500% October 1, 2015
  1,111,147 Federal Home Loan Mortgage Corp                            1,123,992
            Pool #O30006
            6.000% February 1, 2009
  5,989,470 Federal National Mortgage Association                      6,031,606
            Pool #447033
            6.500% November 1, 2028
  1,265,281 Federal National Mortgage Association                      1,340,438
            Pool #303583
            8.500% April 1, 2025
  3,251,893 Federal National Mortgage Association                      3,292,542
            Pool #313017
            7.000% July 1, 2003
  1,250,000 Federal National Mortgage Association                      1,275,000
            CMO SER.97-28 CL.PD
            7.500% July 18, 2023
  2,000,000 Federal National Mortgage Association                      2,100,400
            6.500% May 25, 2007
  2,500,000 Federal National Mortgage Association                      2,598,000
            CMO SER.1998-W5 CL.A5
            6.500% February 25, 2018
  1,833,835 Federal National Mortgage Association                      1,853,823
            Pool #347434
            6.500% June 1, 2026
  3,056,117 Federal National Mortgage Association                      3,118,187
            Pool #346907
            7.000% June 1, 2026
    791,151 Federal National Mortgage Association                        816,760
            Pool #367209
            7.500% June 1, 2016
  1,374,604 Federal National Mortgage Association                      1,423,993
            Pool #367215
            8.000% September 1, 2026
    636,618 Federal National Mortgage Association                        639,114
            Fnma Pool#374210
            6.660 % March 1, 2027
  1,967,617 Federal National Mortgage Association                      1,941,782
            Pool #415745
            6.000% April 1, 2028
  4,231,927 Federal National Mortgage Association                      4,314,280
            7.000% December 1, 1999
    274,358 Federal National Mortgage Association                        285,579
            Pool #302587
            8.000% December 1, 2024
  1,581,999 Federal National Mortgage Association                      1,667,111
            Pool #250111
            8.500% August 1, 2024
  3,878,119 Federal National Mortgage Association                      3,887,814
            Pool #251760
            6.000% June 1, 2013
  3,434,017 Federal National Mortgage Association                      3,518,838
            7.000% November 1, 2028
  3,132,387 Federal National Mortgage Association                      3,157,352
            Pool #265477
            6.500% December 1, 2023
    680,703 Federal National Mortgage Association                        686,128
            Pool #266412
            6.500% January 1, 2024
    615,964 Federal National Mortgage Association                        632,897
            Pool #281429
            7.500% May 1, 2024
  3,129,924 Federal National Mortgage Association                      3,159,033
            CMO SER.G92-39 CL.ZA
            7.000% January 25, 2018
  2,500,000 Federal National Mortgage Association                      2,568,750
            CMO SER.1993-15 CL.H
            7.000% January 25, 2006
  3,000,000 Federal National Mortgage Association                      3,001,500
            CMO SER.1998-65 CL.A2
            5.850% September 16, 2028
    474,375 Federal National Mortgage Association                        487,415
            Pool #050796
            7.500% September 1, 2023
  2,768,632 Federal National Mortgage Association                      2,896,819
            Mf Pool #73232
            6.720% November 1, 2002
    147,809 Federal National Mortgage Association                        158,156
            Pool #091122
            9.500% March 1, 2020
  1,479,769 Federal National Mortgage Association                      1,520,447
            Pool #250060
            7.500% June 1, 2024
  3,313,976 Federal National Mortgage Association                      3,381,283
            Pool #330420
            7.000% November 1, 2025
    646,377 Federal National Mortgage Association                        682,768
            Pool #335658
            8.500% August 1, 2021
    230,987 Federal National Mortgage Association                        240,365
            Pool #339260
            8.000% April 1, 2021
    872,313 Federal National Mortgage Association                        885,659
            Pool #288916
            6.500% May 1, 2011
    633,459 Federal National Mortgage Association                        640,630
            Pool #291650
            6.500% December 1, 2017
     73,124 Federal National Mortgage Association                         75,134
            Pool #291511
            7.500% August 1, 2024
    118,396 Federal National Mortgage Association                        121,651
            Pool #295529
            7.500% September 1, 2024
  1,126,026 Federal National Mortgage Association                      1,156,980
            Pool #296964
            7.500% December 1, 2024
     96,820 Federal National Mortgage Association                         99,483
            Pool #297124
            7.500% October 1, 2024
  1,355,547 Federal National Mortgage Association                      1,399,173
            Pool #298452
            7.500% November 1, 2024
    657,004 Federal National Mortgage Association                        665,217
            CMO SER.1993-63 CL.D
            6.500% May 25, 2008
  2,918,119 Federal National Mortgage Association                      3,013,833
            Fnma Pool #426798
            7.500% July 1, 2008
  1,873,035 Federal National Mortgage Association                      1,911,076
            Pool #303450
            7.000% August 1, 2025
  2,991,769 Federal National Mortgage Association                      2,952,487
            Pool #443161
            6.000% September 1, 2008
  2,924,696 Federal National Mortgage Association                      2,943,881
            Pool #431017
            6.500% July 1, 2028
  4,856,121 Federal National Mortgage Association                      4,868,262
            Pool #426085
            6.000% May 1, 2013
    498,304 Federal National Mortgage Association                        532,388
            Pool #316711
            9.000% September 1, 2019
  5,864,874 Federal National Mortgage Association                      5,903,347
            Pool #431718
            6.500% June 1, 2028
    799,215 Government National Mortgage Association                     824,686
            Pool #338887
            7.500% May 15, 2023
  4,458,879 Government National Mortgage Association                   4,669,339
            Pool #780077
            8.000% March 15, 2025
    971,624 Government National Mortgage Association                   1,002,289
            Pool #369426
            7.500% January 15, 2024
  3,189,827 Government National Mortgage Association                   3,264,564
            Pool #371006
            7.000% January 15, 2024
    977,369 Government National Mortgage Association                   1,000,268
            Pool #371136
            7.000% April 15, 2024
    752,863 Government National Mortgage Association                     776,624
            Pool #376514
            7.500% May 15, 2024
    353,582 Government National Mortgage Association                     361,866
            Pool #343630
            7.000% July 15, 2023
    303,305 Government National Mortgage Association                     310,411
            Pool #345116
            7.000% December 15, 2023
    289,315 Government National Mortgage Association                     296,094
            Pool #346023
            7.000% February 15, 2024
  4,535,935 Government National Mortgage Association                   4,705,501
            Pool #348622
            7.500% April 15, 2023
    223,223 Government National Mortgage Association                     230,337
            Pool #339079
            7.500% February 15, 2023
  3,667,872 Government National Mortgage Association                   3,753,810
            7.000% November 15, 2026
    879,610 Government National Mortgage Association                     907,643
            Pool #351163
            7.500% August 15, 2023
    101,849 Government National Mortgage Association                     105,063
            Pool #352835
            7.500% February 15, 2024
     51,022 Government National Mortgage Association                      52,734
            Pool #355360
            7.500% October 15, 2021
    101,561 Government National Mortgage Association                     104,797
            Pool #360618
            7.500% July 15, 2023
    228,346 Government National Mortgage Association                     233,696
            Pool #361826
            7.000% September 15, 2023
  1,229,519 Government National Mortgage Association                   1,282,142
            Pool #365382
            8.000% June 15, 2025
    402,427 Government National Mortgage Association                     411,855
            Pool #334996
            7.000% November 15, 2022
    101,840 Government National Mortgage Association                     104,227
            Pool #379840
            7.000% March 15, 2024
    967,770 Government National Mortgage Association                     998,312
            Pool #379462
            7.500% June 15, 2024
    614,663 Government National Mortgage Association                     659,595
            Pool #380118
            8.500% July 15, 2024
    310,895 Government National Mortgage Association                     320,511
            Pool #404064
            7.500% March 15, 2025
  3,083,107 Government National Mortgage Association                   3,056,130
            Pool #475894
            6.000% May 15, 2028
    523,055 Government National Mortgage Association                     535,310
            Pool #358062
            7.000% August 15, 2023
     42,552 Government National Mortgage Association                      43,908
            Pool #360300
            7.500% June 15, 2023
    254,845 Government National Mortgage Association II                  264,733
            Pool #001477
            8.000% November 20, 2023
    601,156 Government National Mortgage Association II                  628,028
            Pool #002345
            8.500% December 20, 2026
    138,197 Government National Mortgage Association II                  143,462
            Pool #002059
            8.000% August 20, 2025
    342,683 Government National Mortgage Association II                  362,171
            Pool #002235
            8.500% June 20, 2026
    168,683 Government National Mortgage Association II                  178,276
            Pool #002220
            8.500% May 20, 2026
     59,181 Government National Mortgage Association II                   62,547
            Pool #002142
            8.500% December 20, 2025
    101,800 Government National Mortgage Association II                  107,589
            Pool #002158
            8.500% January 20, 2026
    198,852 Government National Mortgage Association II                  210,100
            Pool #002250
            8.500% July 20, 2026
  1,354,000 U.S. Department of Veterans Affairs                        1,437,677
            VENDEE TRUST SER.1996-3 CL.1E
            6.750% August 15, 2020
  3,665,911 U.S. Department of Veterans Affairs                        3,707,702
            VENDEE SER.94-1 CL.2G
            6.150% January 15, 2001
  5,000,000 U.S. Department of Veterans Affairs                        5,261,500
            VENDEE SER.1998-3 CL.B
            6.500% May 15, 2020
  3,000,000 U.S. Department of Veterans Affairs                        3,324,000
            VENDEE TRUST SER.1998-1 CL.2D
            7.000% July 15, 2025
  1,660,000 U.S. Department of Veterans Affairs                        1,856,378
            VENDEE 97-2 K
            7.500% February 15, 2010
  2,000,000 U.S. Department of Veterans Affairs                        2,278,400
            VENDEE TRUST SER.1997-3 CL.2D
            7.500% January 15, 2025
                                                                    $170,494,104

U.S. GOVERNMENTS --- 7.5%
  2,000,000 Tennessee Valley Authority                                 2,126,240
            Notes
            6.375% June 15, 2005
  2,000,000 United States of America                                   2,067,500
            Treasury Notes
            5.875% November 30, 2001
  1,000,000 United States of America                                   1,058,280
            Treasury Notes
            6.625% April 30, 2002
  2,000,000 United States of America                                   2,099,380
            Treasury Notes
            6.250% June 30, 2002
  2,000,000 United States of America                                   2,078,740
            Treasury Notes
            5.875% September 30, 2002
  3,000,000 United States of America                                   3,122,820
            Treasury Notes
            5.750% April 30, 2003
  1,000,000 United States of America                                   1,032,500
            Treasury Notes
            5.500% May 31, 2003
  1,000,000 United States of America                                   1,025,470
            Treasury Notes
            5.250% August 15, 2003
                                                                     $14,610,930

TOTAL BONDS --- 94.5%                                               $185,105,034
(Cost $179,779,407)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 4.9%
  9,589,000 Canadian Imperial Bank of Commerce                         9,589,000
                                                                      $9,589,000

INSURANCE --- 0.6%
  1,200,000 AIG Funding Inc                                            1,199,510
                                                                      $1,199,510

TOTAL SHORT-TERM INVESTMENTS --- 5.5%                                $10,788,510
(Cost $10,788,510)

TOTAL U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100.0%      $195,893,544
(Cost $190,567,917)

Independent Auditors' Report


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity Portfolio, INVESCO ADR Portfolio, INVESCO Balanced Portfolio, INVESCO Small-Cap Growth Portfolio, Mid-Cap Portfolio and T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Portfolio, INVESCO ADR Portfolio, INVESCO Balanced Portfolio, INVESCO Small-Cap Growth Portfolio, Mid-Cap Portfolio and T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                                           MAXIM SERIES FUND, INC.

                              Financial Statements and Financial Highlights for
                                  the Years Ended December 31, 1998 and 1997

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            INVESCO
                                                INTERNATIONAL   INVESCO       INVESCO      SMALL-CAP                T. ROWE PRICE
                                                   EQUITY         ADR        BALANCED       GROWTH       MID-CAP     EQUITY/INCOME
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                -------------  -----------  ------------  ------------  -----------  -------------
ASSETS:
Investments in securities, market value:  (1)  $ 119,750,898  $ 28,291,450 $ 175,353,916 $ 83,680,995  $ 312,580,674$  209,610,562
Cash                                                 116,653        10,260        25,465       12,298     1,861,759         32,688
Dividends and interest receivable                    449,690           102       820,954        1,849        44,217        452,539
Subscriptions receivable                                            24,597         3,191      127,251        10,062
Receivables for investments sold                     508,501                     690,274      313,209     5,008,115
Unrealized appreciation on forward foreign                                                                  134,751
currency contracts
                                               -------------  -----------  ------------  ------------  -----------  --------------

Total assets                                    120,825,742    28,326,409   176,893,800   84,135,602    319,639,578   210,095,789
                                                -------------  -----------  ------------  ------------  -----------  -------------

LIABILITIES:
Due to GW Capital Management                         134,797        30,130       143,483       70,274       242,058        149,112
Redemptions payable                                  228,272                                                                15,939
Payables for investments purchased                    81,031                   1,112,537    1,949,760     1,849,576        228,014
                                               -------------  -----------  ------------  ------------  -----------  --------------

Total liabilities                                  444,100        30,130     1,256,020    2,020,034     2,091,634        393,065
                                               -------------  -----------  ------------  ------------  -----------  --------------

NET ASSETS                                      120,381,642  $ 28,296,279 $ 175,637,780 $ 82,115,568  $ 317,547,944$  209,702,724
                                                =============  ===========  ============  ============  ===========  =============

NET ASSETS REPRESENTED BY:
 Capital stock, $.10 par value                  $  10,138,147  $  1,741,062 $  12,023,506 $  4,437,155  $ 17,241,722 $  11,778,648
 Additional paid-in capital                       111,389,559    22,870,882   137,012,138   62,856,373    200,504,935  170,350,297
 Net unrealized appreciation on investments and
 translation of
 assets and liabilities denominated in foreign     7,722,743     3,796,893    24,225,263   13,967,637    87,629,989     25,521,252
 currencies
 Undistributed net investment income               (6,773)       (9,518)        4,484     (215,886)   (1,730,338)        10,077
 Accumulated net realized gain (loss)            (8,862,034)     (103,040)    2,372,389    1,070,289    13,901,636     2,042,450
investments                                      -------------  -----------  ------------  ------------  -----------  ------------

NET ASSETS                                     $ 120,381,642  $ 28,296,279 $ 175,637,780 $ 82,115,568  $ 317,547,944$  209,702,724
                                                =============  ===========  ============  ============  ===========  =============

NET ASSET VALUE PER OUTSTANDING SHARE           $     1.1874       1.6252$      1.4608 $      1.8506 $      1.8417$       1.7804
                                               ============  ===========  ============  ============  ===========  ==============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
 Authorized                                    200,000,000    100,000,000  200,000,000   100,000,000   300,000,000   200,000,000
 Outstanding                                   101,381,467    17,410,622   120,235,057   44,371,555    172,417,223   117,786,485

(1)  Cost of investment in securities:         112,028,155    24,494,557   151,128,653   69,713,358    225,085,436   184,089,310

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             INVESCO
                                                    INTERNATIONAL    INVESCO     INVESCO    SMALL-CAP                 T. ROWE PRICE
                                                       EQUITY          ADR      BALANCED      GROWTH       MID-CAP    EQUITY/INCOME
                                                     PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                    -------------   ----------  ----------  -----------   ----------  --------------
INVESTMENT INCOME:
    Interest                                             407,217 $     60,139 $  3,745,913$   492,556  $     310,019$      790,577
    Dividends                                          4,220,356      519,944    1,202,937     59,138        665,748     5,225,875
    Less:  Foreign withholding tax                      (378,492)     (49,096)      (6,612)    (1,318)        (6,967)      (18,552)
                                                    -------------   ----------  ----------  -----------   ----------  --------------

      Total income                                     4,249,081      530,987    4,942,238    550,376        968,800     5,997,900
                                                    -------------   ----------  ----------  -----------   ----------  --------------

EXPENSES:
    Salaries                                               7,671        7,671                   7,671          7,671         7,671
    Legal and SEC fees                                    12,282        2,288                   7,485          4,573        21,456
    Directors' fees                                        1,199          226                     639          2,331         1,823
    Audit fees                                            10,500        5,000                   6,000          8,500         6,000
    Investment administration                            112,906       53,109                  59,010         79,664        63,928
    Bank and custodial fees                               96,929        7,807                  21,405         40,415        25,564
    Other expenses                                        28,880        3,683                  10,132         33,529        28,482
    Management fee                                     1,307,392      245,921    1,551,666    661,772      2,409,975     1,588,063
                                                    -------------   ----------  ----------  -----------   ----------  --------------
      Total expenses                                   1,577,759      325,705    1,551,666    774,114      2,586,658     1,742,987

Less amount reimbursed by GW Capital Management           10,344        6,007                   7,852          2,669         2,120
                                                    -------------   ----------  ----------  -----------   ----------  --------------

      Net expenses                                     1,567,415      319,698    1,551,666    766,262      2,583,989     1,740,867
                                                    -------------   ----------  ----------  -----------   ----------  --------------

NET INVESTMENT INCOME (LOSS)                           2,681,666      211,289    3,390,572   (215,886)    (1,615,189)    4,257,033
                                                    -------------   ----------  ----------  -----------   ----------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments           (8,417,681)     (19,680)   3,322,654  1,088,126     42,704,568    12,336,541
    Change in net unrealized appreciation              (837,618)   1,550,111   19,609,348  11,285,222    38,925,529      (868,651)
    (depreciation)on investments
                                                    -------------   ----------  ----------  -----------   ----------  --------------

      Net realized and unrealized gain (loss) on      (9,255,299)   1,530,431   22,932,002  12,373,348    81,630,097    11,467,890
      investments
                                                    -------------   ----------  ----------  -----------   ----------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING     (6,573,633)$  1,741,720 $ 26,322,574$ 12,157,462 $  80,014,908$   15,724,923
FROM OPERATIONS
                                                    =============   ==========  ==========  ===========   ==========  ==============


See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                            INTERNATIONAL EQUITY         INVESCO ADR            INVESCO BALANCED
                                                                 PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                          ------------------------- ------------------------ -------------------
                                                             1998        1997     1998         1997        1998       1997
                                                          ----------- --------------------  ------------ ----------  -------
INCREASE (DECREASE) IN  NET ASSETS:

OPERATIONS:
  Net investment income (loss)                             2,681,666  2,087,002     211,289    126,344   3,390,572  1,491,739
  Net realized gain (loss) on investments                 (8,417,681) 4,030,384     (19,680)   147,187   3,322,654  2,367,558
  Change in net unrealized appreciation (depreciation) on   (837,618) (5,177,290) 1,550,111  1,051,927  19,609,348  4,349,344
  investments
                                                         ----------   ---------- ----------  ----------  -----------  ------------

   Net increase (decrease) in net assets resulting from (6,573,633)     940,096     1,741,720    1,325,458   26,322,574   8,208,641
   operations
                                                         -----------   -----------  -----------  ------------  ----------- ---------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                               (2,692,270)  (2,083,171)   (220,807)   (154,045)   (3,386,088)  (1,492,828)
From net realized gains                                                (4,871,843)              (204,837)                (3,284,057)
                                                         -----------   -----------  -----------  ------------  -----------  --------

Total distributions                                     (2,692,270)   (6,955,014)  (220,807)    (358,882)   (3,386,088)  (4,776,885)
                                                        -----------   -----------  -----------  ------------  ----------- ----------

SHARE TRANSACTIONS:
 Net proceeds from sales of shares                    18,384,123    42,644,271   14,471,413    9,337,949    34,038,087   107,652,821
 Reinvestment of distributions                         2,692,270    6,955,014       220,807      358,882     3,386,088     4,776,885
 Redemptions of shares                                (24,203,359)  (6,981,905)  (4,498,211)  (1,776,908)   (11,795,467) (4,776,042)
                                                     -----------   -----------  -----------  ------------  -----------  ------------

 Net increase (decrease) in net assets resulting from (3,126,966)   42,617,380   10,194,009    7,919,923    25,628,708   107,653,664
 share transactions
                                                       -----------   -----------  -----------  ------------  -----------  ----------

 Total increase (decrease) in net assets            (12,392,869)  36,602,462   11,714,922    8,886,499    48,565,194   111,085,420

NET ASSETS:
Beginning of period                                  132,774,511   96,172,049   16,581,357    7,694,858    127,072,586   15,987,166
                                                       -----------   -----------  -----------  ------------  -----------  ----------

End of period  (1)                                   120,381,642$    132,774,511$ 28,296,279 $ 16,581,357  $ 175,637,780 127,072,586
                                                       ===========  ===========  ===========  ============  ===========  ===========

OTHER INFORMATION:

SHARES:
Sold                                                  14,299,688    30,588,729    8,908,100    6,484,944    25,602,669    85,527,555
Issued in reinvestment of distributions              2,274,210    5,410,256       135,617      245,242     2,387,872     3,824,657
Redeemed                                            (19,038,552)  (4,849,834)  (2,833,631)  (1,226,013)   (8,703,402)   (3,765,114)
                                                    -----------   -----------  -----------  ------------  -----------  ------------

      Net increase (decrease)                       (2,464,654)   31,149,151    6,210,086    5,504,173    19,287,139    85,587,098
                                                    ===========   ===========  ===========  ============  ===========  ============

(1)  Including undistributed net investment income      (6,773)       3,831       (9,518)       (1,989)        4,484        (1,089)

See notes to financial statements.                                (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

------------------------------------------------------------------------------------------------------------------------------------

                                                               INVESCO                                            T. ROWE PRICE
                                                           SMALL-CAP GROWTH                MID-CAP                EQUITY/INCOME
                                                              PORTFOLIO                   PORTFOLIO                 PORTFOLIO
                                                       -------------------------  -------------------------- -----------------------
                                                          1998         1997          1998          1997         1998         1997
                                                       -----------  ------------  ------------  ------------ -----------  ----------
INCREASE  IN  NET ASSETS:

OPERATIONS:
 Net investment income (loss)                             (215,886)$      4,802  $  (1,615,189)$ (1,060,580)   4,257,033 $ 2,988,876
 Net realized gain (loss) on investments                 1,088,126    4,579,417     42,704,568    9,898,841   12,336,541   6,509,018
 Change in net unrealized appreciation (depreciation)   11,285,222    2,800,497     38,925,529   16,970,691     (868,651) 20,750,999
 on investments
                                                      -----------  ------------  ------------  ------------ -----------  -----------

 Net increase in net assets resulting from operations 12,157,462    7,384,716     80,014,908   25,808,952   15,724,923   30,248,893
                                                      -----------  ------------  ------------  ------------ -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        (24,234)                              (4,246,957)  (2,990,611)
    From net realized gains                             (975,921)  (3,563,754)   (32,187,842)  (8,964,988)  (10,771,098) (6,030,986)
                                                      -----------  ------------  ------------  ------------ -----------  -----------

      Total distributions                               (975,921)  (3,587,988)   (32,187,842)  (8,964,988)  (15,018,055) (9,021,597)
                                                      -----------  ------------  ------------  ------------ -----------  -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                24,252,928   31,244,742     31,100,336   22,906,105   56,501,667   69,465,533
    Reinvestment of distributions                       975,921    3,587,988     32,187,842    8,964,988   15,018,055    9,021,597
    Redemptions of shares                            (16,546,695) (8,205,363)   (27,507,211)  (29,485,949) (29,678,035) (2,096,160)
                                                     -----------  ------------  ------------  ------------ -----------  ------------

      Net increase in net assets resulting from share  8,682,154   26,627,367     35,780,967    2,385,144   41,841,687   76,390,970
      transactions
                                                      -----------  ------------  ------------  ------------ -----------  -----------

      Total increase (decrease) in net assets         19,863,695   30,424,095     83,608,033   19,229,108   42,548,555   97,618,266

NET ASSETS:
    Beginning of period                               62,251,873   31,827,778    233,939,911   214,710,803  167,154,169  69,535,903
                                                      -----------  ------------  ------------  ------------ -----------  -----------

    End of period  (1)                                82,115,568 $ 62,251,873  $ 317,547,944 $ 233,939,911  209,702,724$ 167,154,169
                                                      ===========  ============  ============  ============ ===========  ===========

OTHER INFORMATION:

SHARES:
Sold                                                  15,050,431   19,563,633     18,971,881   15,899,085   30,840,056   43,030,466
Issued in reinvestment of distributions                  567,649    2,378,280     19,521,113    6,031,790    8,435,194    5,217,195
Redeemed                                              (10,263,531) (5,135,280)   (16,691,647)  (21,184,642) (16,453,419) (1,266,863)
                                                      -----------
                                                                        ------------  ------------  ------------ ---------- --------

      Net increase (decrease)                          5,354,549   16,806,633     21,801,347      746,233   22,821,831   46,980,798
                                                      ===========  ============  ============  ============ ===========  ===========

(1)  Including undistributed net investment income      (215,886)     (19,432)    (1,730,338)    (115,149)      10,077       (1,736)

See notes to financial statements.                                                                                  (Concluded)

MAXIM SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                                                               Year Ended December 31,
                                        ----------------------------------------------------------------------
                                            1998          1997          1996          1995           1994
                                        -------------  -----------  -------------  ------------  -------------

Net Asset Value, Beginning of Period  $      1.2786  $      1.3229$      1.1395  $      1.0673 $      1.0110

Income From Investment Operations

Net investment income                        0.0270         0.0205       0.0136         0.0190        0.0049
Net realized and unrealized gain            (0.0911)        0.0053       0.2087         0.0756        0.0563
(loss)
                                        -------------  -----------  -------------  ------------  -------------

Total Income (Loss) From
    Investment Operations                   (0.0641)        0.0258       0.2223         0.0946        0.0612
                                        -------------  -----------  -------------  ------------  -------------

Less Distributions

From net investment income                  (0.0271)       (0.0204)     (0.0136)       (0.0224)      (0.0049)
From net realized gains                                    (0.0497)     (0.0253)
                                        -------------  -----------  -------------  ------------  -------------

Total Distributions                         (0.0271)       (0.0701)     (0.0389)       (0.0224)      (0.0049)
                                        -------------  -----------  -------------  ------------  -------------

Net Asset Value, End of Period        $      1.1874  $      1.2786$      1.3229  $      1.1395 $      1.0673
                                        =============  ===========
                                                                    =============  ============  =============

Total Return                                (5.00)%         1.99%       19.59%          8.93%         6.06%

Net Assets, End of Period             $ 120,381,642  $ 132,774,511$  96,172,049  $  55,017,668 $  32,180,949

Ratio of Expenses to Average Net
Assets:
    Before reimbursement                     1.21%          1.21%        1.42%          1.62%
    After reimbursement #                    1.20%          1.20%        1.39%          1.50%         1.49%

Ratio of Net Investment Income
    to Average Net Assets                    2.05%          1.70%        1.24%          1.70%         1.25%

Portfolio Turnover Rate                     40.02%         34.30%       22.21%         20.28%        11.49%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $58,457,028 and $48,792,005, respectively.



# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or Capital Management, LLC.

                                                                   (Continued)

MAXIM SERIES FUND, INC.

INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                                                                  Year Ended December 31,
                                              -----------------------------------------------------------------
                                                             ------------
                                                 1998           1997          1996         1995        1994
                                              ------------   ------------  -----------  ----------- -----------
                                                                                                       (A)
Net Asset Value, Beginning of Period              1.4804   $     1.3508  $     1.1255 $     0.9859     1.0000

Income From Investment Operations

Net investment income                             0.0123         0.0114        0.0112       0.0120     0.0026
Net realized and unrealized gain (loss)           0.1453         0.1512        0.2266       0.1396    (0.0141)
                                              ------------   ------------  -----------  ----------- -----------

Total Income (Loss) From Investment               0.1576         0.1626        0.2378       0.1516    (0.0115)
Operations
                                              ------------   ------------  -----------  ----------- -----------

Less Distributions

From net investment income                       (0.0128)       (0.0116)      (0.0112)     (0.0120)   (0.0026)
From net realized gains                                         (0.0214)      (0.0013)
                                              ------------   ------------  -----------  ----------- -----------

Total Distributions                              (0.0128)       (0.0330)      (0.0125)     (0.0120)   (0.0026)
                                              ------------   ------------  -----------  ----------- -----------

Net Asset Value, End of Period                    1.6252   $     1.4804  $     1.3508 $     1.1255     0.9859
                                              ============   ============  ===========              ===========
                                                                                        ===========

Total Return                                     10.64%         12.08%        21.17%       15.48%     (1.16)%

Net Assets, End of Period                      28,296,279  $  16,581,357 $ 7,694,858  $ 2,681,969   1,976,834

Ratio of Expenses to Average Net Assets:
    Before reimbursement                          1.32%          1.63%         2.29%        2.78%      5.33%*
    After reimbursement #                         1.30%          1.30%         1.33%        1.50%      1.50% *

Ratio of Net Investment Income to
    Average Net Assets                            0.86%          1.02%         1.20%        1.17%      1.56% *

Portfolio Turnover Rate                          28.66%         19.56%        15.25%        5.88%      2.42%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $16,409,993 and $6,710,165, respectively.


* Annualized

(A) The portfolio commenced operations on November 1, 1994.

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                             (Continued)

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997 and 1996 are as follows:

                                                        Year Ended December 31,
                                         --------------------------------------------------------
                                                           ------------------
                                              1998               1997                 1996
                                         ----------------  ------------------    ----------------
                                                                                       (A)
Net Asset Value, Beginning of Period         1.2588      $          1.0408     $      1.0000

Income From Investment Operations

Net investment income                        0.0289                 0.0187            0.0052
Net realized and unrealized gain             0.2020                 0.2518            0.0420
                                         ----------------  ------------------    ----------------

Total Income From Investment Operations      0.2309                 0.2705            0.0472
                                         ----------------  ------------------    ----------------

Less Distributions

From net investment income                  (0.0289)               (0.0187)          (0.0052)
From net realized gains                                            (0.0338)          (0.0012)
                                         ----------------  ------------------    ----------------

Total Distributions                         (0.0289)               (0.0525)          (0.0064)
                                         ----------------  ------------------    ----------------

Net Asset Value, End of Period               1.4608      $          1.2588     $      1.0408
                                         ================  ==================    ================

Total Return                                18.42%                 26.10%             4.60%

Net Assets, End of Period                175,637,780     $    127,072,586      $  15,987,166

Ratio of Expenses to Average Net Assets      1.00%                  1.00%             1.00% *

Ratio of Net Investment Income to
     Average Net Assets                      2.18%                  2.77%             2.84% *

Portfolio Turnover Rate                    119.95%                150.57%            17.14%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $202,494,145 and $175,643,036 respectively.


* Annualized

(A) The portfolio commenced operations on October 1, 1996.

                                                                 (Continued)

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital  stock of the  portfolio  for years  ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                                                                Year Ended December 31,
                                           ------------------------------------------------------------------
                                               1998          1997         1996          1995         1994
                                           -------------  -----------  -----------   ------------  ----------
                                                                                                      (A)
Net Asset Value, Beginning of Period     $      1.5955  $     1.4330 $      1.2734 $      1.0054 $     1.0000

Income From Investment Operations

Net investment income (loss)                   (0.0048)       0.0009        0.0024        0.0069       0.0030
Net realized and unrealized gain                0.2842        0.2612        0.3380        0.3118       0.0054
                                           -------------  -----------  -----------   ------------  ----------

Total Income From Investment Operations         0.2794        0.2621        0.3404        0.3187       0.0084
                                           -------------  -----------  -----------   ------------  ----------

Less Distributions

From net investment income                                   (0.0009)      (0.0024)      (0.0341)     (0.0030)
From net realized gains                        (0.0243)      (0.0987)      (0.1784)      (0.0166)
                                           -------------  -----------  -----------   ------------  ----------

Total Distributions                            (0.0243)      (0.0996)      (0.1808)      (0.0507)     (0.0030)
                                           -------------  -----------  -----------   ------------  ----------

Net Asset Value, End of Period           $      1.8506  $     1.5955 $      1.4330 $      1.2734 $     1.0054
                                           =============  ===========  ===========                 ==========
                                                                                     ============

Total Return                                   17.62%        18.70%        26.73%        31.79%        0.84%

Net Assets, End of Period                $  82,115,568  $ 62,251,873 $  31,827,778 $  6,385,180  $ 2,022,380

Ratio of Expenses to Average Net Assets:
       Before reimbursement                     1.11%        1.19%         1.46%         2.30%       5.10% *
       After reimbursement #                    1.10%        1.10%         1.10%         1.10%       1.08% *

Ratio of Net Investment Income
       to Average Net Assets                   (0.31)%       0.01%        25.00%         0.58%       1.86% *

Portfolio Turnover Rate                       149.15%       174.65%       265.05%      266.64%         0.00%




Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $99,917,808 and $92,106,636, respectively.

* Annualized

(A) The portfolio commenced operations on November 1, 1994.

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.
                                                                 (Continued)

MAXIM SERIES FUND, INC.

MID-CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995 and 1994 are as follows:

                                                               Year Ended December 31,
                                        ----------------------------------------------------------------------
                                                       ------------
                                            1998          1997          1996           1995          1994
                                        -------------  ------------  ------------   -----------   ------------
                                                                                                      (A)
Net Asset Value, Beginning of Period  $     1.5532   $      1.4327 $      1.3538  $     1.1003  $     1.0000

Income From Investment Operations

Net investment income (loss)               (0.0092)        (0.0437)      (0.0083)       0.0018        0.0076
Net realized and unrealized gain            0.5058          0.2257        0.0890        0.2893        0.1003
                                        -------------  ------------  ------------   -----------   ------------

Total Income From Investment                0.4966          0.1820        0.0807        0.2911        0.1079
Operations
                                        -------------  ------------  ------------   -----------   ------------

Less Distributions

From net investment income                                                             (0.0317)      (0.0076)
From net realized gains                    (0.2081)        (0.0615)      (0.0018)      (0.0059)
                                        -------------  ------------  ------------   -----------   ------------

Total Distributions                        (0.2081)        (0.0615)      (0.0018)      (0.0376)      (0.0076)
                                        -------------  ------------  ------------   -----------   ------------

Net Asset Value, End of Period        $     1.8417   $      1.5532 $      1.4327  $     1.3538  $     1.1003
                                        =============  ============  ============   ===========   ============

Total Return                               33.77%          12.95%          5.96%       26.50%        10.86%

Net Assets, End of Period             $ 317,547,944  $  233,939,911$ 214,710,803  $ 148,264,194 $ 81,088,654

Ratio of Expenses to Average Net
Assets:
    Before reimbursement                    1.02%           1.06%         1.08%          1.15%         1.13%
    After reimbursement #                   1.02%           1.06%         1.07%          1.10%         1.07%

Ratio of Net Investment Income
    to Average Net Assets                  (0.64)%         (0.51)%       (0.66)%         0.13%         1.26%

Portfolio Turnover Rate                    87.81%         139.74%         80.31%        167.21%       166.12%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $219,995,056 and $339,059,102, respectively.

(A) The portfolio commenced operations January 3, 1994.

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                             (Continued)

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                                                               Year Ended December 31,
                                        -----------------------------------------------------------------------
                                                       -------------
                                            1998           1997           1996          1995          1994
                                        -------------- -------------   -----------  -------------  ------------
                                                                                                       (A)
Net Asset Value, Beginning of Period  $     1.7602          1.4492   $      1.2633$      0.9805  $      1.0000

Income From Investment Operations

Net investment income                       0.0370          0.0357          0.0299       0.0345         0.0061
Net realized and unrealized gain            0.1177          0.3783          0.2130       0.2892        (0.0195)
(loss)
                                        -------------- -------------   -----------  -------------  ------------

Total Income (Loss) From
    Investment Operations                   0.1547          0.4140          0.2429       0.3237        (0.0134)
                                        -------------- -------------   -----------  -------------  ------------

Less Distributions

From net investment income                 (0.0369)        (0.0357)        (0.0300)     (0.0396)       (0.0061)
From net realized gains                    (0.0976)        (0.0673)        (0.0270)     (0.0013)
                                        -------------- -------------   -----------  -------------  ------------

Total Distributions                        (0.1345)        (0.1030)        (0.0570)     (0.0409)       (0.0061)
                                        -------------- -------------   -----------  -------------  ------------

Net Asset Value, End of Period        $     1.7804          1.7602   $      1.4492$      1.2633  $      0.9805
                                        ============== =============   ===========                 ============
                                                                                    =============

Total Return                                8.93%          28.82%          19.39%       33.42%         (1.34)%

Net Assets, End of Period             $ 209,702,724    167,154,169   $ 69,535,903 $  10,950,195  $  2,110,302

Ratio of Expenses to Average Net
Assets:
    Before reimbursement                    0.88%           0.93%           1.20%       1.82%           5.89% *
    After reimbursement #                   0.88%           0.91%           0.95%       0.95%           0.95% *

Ratio of Net Investment Income to
    Average  Net Assets                     2.14%           2.48%           2.85%       3.46%           3.90% *

Portfolio Turnover Rate                    32.30%          25.35%          26.15%      14.00%           2.74%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $105,037,660 and $59,705,673, respectively.

(A) The portfolio commenced operations on November 1, 1994.

* Annualized

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the International Equity, INVESCO ADR, INVESCO Balanced, INVESCO Small-Cap Growth, Mid-Cap, and T. Rowe Price Equity/Income Portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to Maxim Series Account, FutureFunds Series Account, and FutureFunds Series Account II of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts and variable life insurance policies issued by the Company. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFund Series Account of the Company to fund benefits under variable annuity contracts.

        Initial capitalization of $100,000 for the Fund was received on February 25, 1982 from the parent of the Company, The Great-West Life Assurance Company (Great-West). In conjunction with the addition of the INVESCO ADR Portfolio, additional capitalization of $2,000,000 was received on November 1, 1994. At December 31, 1998, Great-West's investment in the Portfolio totaled $3,430,186.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

        Dividends

        Dividends from investment income of the Mid-Cap, INVESCO Balanced, INVESCO Small-Cap Growth, and T. Rowe Price Equity/Income Portfolios are declared and reinvested semi-annually. Dividends from investment income of the International Equity and INVESCO ADR Portfolios are declared and reinvested annually. Dividends from capital gains of all portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date investments are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

        Security Valuation

        Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Short-term and money market securities are valued at amortized cost which approximates market value.

        The Portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1998 were as follows:


                                    International Equity          Invesco
                                          Portfolio         Balanced Portfolio
                                    ---------------------- --------------------

        Aggregate Cost           $          227,850          1,014,818
        Aggregate Fair Value     $          163,900            960,760
        Percent of Net Assets                 0.14%              0.55%

        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Foreign Currency Translation

        The accounting records of the International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S.
        dollars at the exchange rate on the dates of the transactions.

        The International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the International Equity, Mid-Cap, and T. Rowe Price Equity/Income Portfolios, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 1998, the International Equity and INVESCO ADR Portfolios had available for federal income tax purposes, capital loss carryovers of $7,550,379 and $103,041, respectively, which expire in the year 2006.







        Classification of Distributions to Shareholders

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

        The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. In INVESCO ADR, INVESCO Balanced, INVESCO Small-Cap Growth, and T. Rowe Price Equity/Income Portfolios, overdistributed net investment income of $1,989, $1,089, $19,432 and $1,737, respectively were reclassified to Additional Paid-In Capital.


3.      INVESTMENT ADVISORY AGREEMENT

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .80% of the average daily net assets of the T. Rowe Price Equity/Income Portfolio, .95% of the average daily net assets of the INVESCO Small-Cap Growth and Mid-Cap Portfolios, and 1.00% of the average net assets of the International Equity, INVESCO ADR, and INVESCO Balanced Portfolios. However, Great-West pays any expenses which exceed an annual rate, including management fees, of 1.50%, 1.30%, 1.10%, 1.10%, and .95% of the average daily net assets of the International Equity, INVESCO ADR, INVESCO Small-Cap Growth, Mid-Cap, and T. Rowe Price Equity/Income Portfolios, respectively.

        Expenses incurred by the Fund, which are not portfolio specific, are allocated among the portfolios based on relative net assets or other appropriate allocation methods. For certain funds, the management fee encompasses other fund operating expenses.


4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:


                                                              INVESCO
                          InternationaINVESCO     INVESCO    Small-Cap                 T. Rowe
                                                                                         Price
                           Equity       ADR      Balanced      Growth      Mid-Cap     Equity/Income
                          Portfolio  Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                          ---------- ----------  ----------  -----------  -----------  -----------



        Gross           $ 28,689,879 4,826,957 $ 26,238,786$ 16,128,930 $ 88,512,933 $ 35,773,399
        appreciation

        Gross             (20,967,136(1,030,064) (2,013,523) (2,161,293)  (1,017,695)  (10,252,147)
        depreciation
                          ---------- ----------  ----------  -----------  -----------  -----------
        Net unrealized
        appreciation    $ 7,722,743  3,796,893 $ 24,225,263$ 13,967,637 $ 87,495,238 $ 25,521,252
                          ========== ==========  ==========  ===========  ===========  ===========




 5.     FORWARD FOREIGN CURRENCY CONTRACTS

        The following forward foreign currency contracts were held at December 31, 1998:

        MID-CAP PORTFOLIO

                                                                                 Net Unrealized
                                      Delivery             Settlement              Gain (Loss)
                                        Value
           Contracts Sold               (Local                Date                    (USD)
                                      Currency)
        ----------------------      --------------     -------------------      ------------------

        British Pounds               1,300,000              04/07/99         $   46,807
        British Pounds               4,800,000              04/07/99             87,944
                                                                                ------------------

                                                                             $   134,751
                                                                                ==================


The Maxim Series Fund

International Equity Portfolio

COMMON STOCK

ARGENTINA --- 2.2%

OIL & GAS
    214,100 Perez Companc SA                                             905,643
     36,600 YPF SA sponsored ADR                                       1,022,494
                                                                      $1,928,137

TELEPHONE
     44,400 Nortel Inversora ADR                                         710,400
                                                                        $710,400

TOTAL ARGENTINA --- 2.2%                                              $2,638,537

AUSTRALIA --- 3.0%

CONSUMER SERVICES
    182,291 Mayne Nickless Ltd                                           674,951
                                                                        $674,951

FOREIGN BANKS
    106,200 Australia & New Zealand Banking Group Ltd                    694,140
                                                                        $694,140

INSURANCE
     39,900 HIH Insurance Ltd                                             30,768
    685,583 HIH Winterthur International Holdings Ltd                    906,286
                                                                        $937,054

OIL & GAS
    410,645 WMC Ltd                                                    1,236,469
                                                                      $1,236,469

TOTAL AUSTRALIA --- 3.0%                                              $3,542,614

AUSTRIA --- 0.8%

ELECTRIC
      6,720 EVN-Energie Versorgung AG                                    952,459
                                                                        $952,459

TOTAL AUSTRIA --- 0.8%                                                  $952,459

BERMUDA --- 2.0%

INSURANCE
     14,700 Exel Limited  Class A                                      1,102,500
     29,100 Partnerre Ltd                                              1,331,325
                                                                      $2,433,825

TOTAL BERMUDA --- 2.0%                                                $2,433,825

BRAZIL --- 3.5%

ELECTRIC
    102,600 Centrais Eletricas Brasileiras sponsored ADR                 807,975
                                                                        $807,975

FOREIGN BANKS
    204,900 Banco Bradesco SA                                          1,050,113
                                                                      $1,050,113

OIL & GAS
  5,217,400 Petroleo Brasileiro SA                                       591,757
                                                                        $591,757

TELEPHONE
     24,050 Telecomunicacoes Brasileiras SA sponsored ADR*             1,748,122
                                                                      $1,748,122

TOTAL BRAZIL --- 3.5%                                                 $4,197,967

CANADA --- 4.7%

ELECTRONICS - HIGH TECH
     54,800 Newbridge Networks Corp*                                   1,664,550
                                                                      $1,664,550

MFTG - INDUSTRIAL PRODS
     48,600 Ipsat International NV                                       376,650
                                                                        $376,650

OIL & GAS
     52,000 Renaissance Energy Ltd*                                      590,486
                                                                        $590,486

RETAIL TRADE
     75,300 Oshawa Group Ltd                                           1,764,040
                                                                      $1,764,040

TRANSPORTATION
     22,600 Canadian National Railway Co                               1,172,870
                                                                      $1,172,870

TOTAL CANADA --- 4.7%                                                 $5,568,596

CHILE --- 1.0%

CONSUMER SERVICES
     58,700 Embotelladora Andina SA                                      763,100
                                                                        $763,100

TELEPHONE
     22,700 CIA Telecom Chile sponsored ADR                              469,595
                                                                        $469,595

TOTAL CHILE --- 1.0%                                                  $1,232,695

CHINA --- 0.2%

RAILROADS
     34,600 Guangshen Railway sponsored ADR                              207,600
                                                                        $207,600

TOTAL CHINA --- 0.2%                                                    $207,600

DENMARK --- 2.2%

COMMUNICATIONS
     10,460 Tele Danmark A/S                                           1,415,428
                                                                      $1,415,428

FINANCIAL SERVICES
     13,700 Unidanmark                                                 1,240,942
                                                                      $1,240,942

TOTAL DENMARK --- 2.2%                                                $2,656,370

ECUADOR --- 0.2%

MFTG - INDUSTRIAL PRODS
        200 La Cemento Nacional CA                                        22,000
      1,490 La Cemento Nacional GDR#                                     163,900
                                                                        $185,900

TOTAL ECUADOR --- 0.2%                                                  $185,900

FINLAND --- 2.0%

MFTG - CONSUMER PRODS.
    221,521 Stora Enso OY (registered)                                 1,997,105
                                                                      $1,997,105

MFTG - INDUSTRIAL PRODS
     39,138 Enso OY Class A                                              348,203
                                                                        $348,203

TOTAL FINLAND --- 2.0%                                                $2,345,308

FRANCE --- 9.0%

ELECTRONICS - HIGH TECH
     13,200 Alcatel Alsthom (Cie Gen El)                               1,615,979
                                                                      $1,615,979

FOREIGN BANKS
     14,838 Banque Nationale de Paris                                  1,222,159
                                                                      $1,222,159

INSURANCE
     23,682 Axa UAP                                                    3,433,278
                                                                      $3,433,278

MFTG - INDUSTRIAL PRODS
     30,803 Rhone-Poulenc SA                                           1,585,578
                                                                      $1,585,578

MINING
     24,100 Eramet SLN                                                   724,225
                                                                        $724,225

OIL & GAS
      9,249 Elf Aquitaine SA                                           1,069,383
     11,316 Total SA Series B                                          1,146,345
                                                                      $2,215,728

TOTAL FRANCE --- 9.0%                                                $10,796,947

GERMANY --- 2.5%

ELECTRIC
     17,000 Veba AG                                                    1,017,042
                                                                      $1,017,042

FOREIGN BANKS
     20,800 Deutsche Bank AG                                           1,226,657
                                                                      $1,226,657

INSURANCE
         89 Muenchener Rueckver AG (registered)                           43,525
         89 Muenchener Rueckvers (wts)*                                    4,166
      2,235 Muenchener Rueckversicherung                                 734,941
                                                                        $782,632

TOTAL GERMANY --- 2.5%                                                $3,026,331

HONG KONG --- 7.4%

COMMUNICATIONS
    544,500 Asia Satellite Telecom                                       970,187
    500,000 Hong Kong Telecommunications Ltd                             874,758
    206,000 Television Broadcasts Ltd                                    531,956
                                                                      $2,376,901

CONSUMER SERVICES
     95,000 Swire Pacific Ltd Series B                                    63,170
                                                                         $63,170

ELECTRIC
    124,000 Shandong Huaneng Power                                       565,688
                                                                        $565,688

ELECTRONICS - HIGH TECH
    360,000 Hong Kong Electric Holdings Ltd                            1,092,318
                                                                      $1,092,318

HOLDING & INVEST. OFFICES
     35,387 HSBC Holdings PLC                                            881,819
    120,000 Hutchison Whampoa Ltd                                        848,289
      1,800 Jardine Matheson Holdings Ltd                                  4,644
      1,903 Jardine Matheson Holdings Ltd                                  4,909
  1,348,000 National Mutual Asia Ltd                                   1,009,478
    932,000 Peregrine Investments Holdings Ltd*                                0
    223,200 Yue Yuen Industrial Holdings                                 423,633
                                                                      $3,172,772

REAL ESTATE
    223,900 Cheung Kong Holdings Ltd                                   1,611,675
                                                                      $1,611,675

TOTAL HONG KONG --- 7.4%                                              $8,882,524

ISRAEL --- 0.9%

CONSUMER SERVICES
     27,500 Teva Pharmaceutical Industries Ltd                         1,118,893
                                                                      $1,118,893

TOTAL ISRAEL --- 0.9%                                                 $1,118,893

ITALY --- 3.3%

HOLDING & INVEST. OFFICES
     60,044 Telecom Italia SpA                                           512,172
    400,000 Telecom Italia SpA RNC                                     2,516,638
                                                                      $3,028,810

MFTG - INDUSTRIAL PRODS
    255,380 Fiat SpA                                                     886,801
                                                                        $886,801

TOTAL ITALY --- 3.3%                                                  $3,915,611

JAPAN --- 3.2%

CONSTRUCTION
    122,400 Daito Trust Construction Co Ltd                            1,060,627
                                                                      $1,060,627

ELECTRONICS - HIGH TECH
     27,100 Sony Corp                                                  1,974,093
                                                                      $1,974,093

MFTG - INDUSTRIAL PRODS
    144,000 Yamato Kogyo Co Ltd                                          833,563
                                                                        $833,563

TOTAL JAPAN --- 3.2%                                                  $3,868,283

MEXICO --- 2.4%

MFTG - CONSUMER PRODS.
    317,100 ALFA SA Series A                                             893,645
                                                                        $893,645

MFTG - INDUSTRIAL PRODS
    921,000 Desc SA de CV Series B                                       772,152
      9,210 Desc SA de CV Series C                                         8,652
                                                                        $780,804

TELEPHONE
     25,700 Telefonos de Mexico SA sponsored ADR Class L               1,251,256
                                                                      $1,251,256

TOTAL MEXICO --- 2.4%                                                 $2,925,705

NETHERLANDS --- 7.2%

CONSUMER SERVICES
     72,100 New Holland NV                                               986,869
     26,000 Philips Electronics                                        1,744,223
                                                                      $2,731,092

HOLDING & INVEST. OFFICES
     28,430 ING Groep NV                                               1,733,167
                                                                      $1,733,167

MFTG - INDUSTRIAL PRODS
     26,400 Akzo Nobel NV                                              1,201,789
                                                                      $1,201,789

TELEPHONE
     26,323 Koninklijke KPN NV                                         1,317,411
                                                                      $1,317,411

TRANSPORTATION
     34,723 TNT Post Group NV                                          1,118,487
                                                                      $1,118,487

TRANSPORTATION EQUIPMENT
     39,800 Koninklijke Nedlloyd NV                                      540,358
                                                                        $540,358

TOTAL NETHERLANDS --- 7.2%                                            $8,642,304

NEW ZEALAND --- 1.1%

AIR
    323,900 Air New Zealand Ltd                                          509,058
                                                                        $509,058

MFTG - INDUSTRIAL PRODS
    603,800 Carter Holt Harvey Ltd                                       541,355
    823,191 Fletcher Challenge Ltd                                       273,515
                                                                        $814,870

TOTAL NEW ZEALAND --- 1.1%                                            $1,323,928

NORWAY --- 0.9%

AIR
     56,900 Helikopter Service ASA                                       270,952
                                                                        $270,952

MFTG - INDUSTRIAL PRODS
     22,400 Norsk Hydro A/S                                              761,481
                                                                        $761,481

TOTAL NORWAY --- 0.9%                                                 $1,032,433

RUSSIA --- 0.2%

TELEPHONE
     45,100 Rostelecom sponsored ADR                                     188,834
                                                                        $188,834

TOTAL RUSSIA --- 0.2%                                                   $188,834

SPAIN --- 5.1%

ELECTRIC
     35,480 Compania Sevillana de Electricidad                           493,229
     44,000 Endesa                                                     1,164,496
     78,200 Iberdrola SA                                               1,461,399
                                                                      $3,119,124

FOREIGN BANKS
      8,000 Banco Popular Espanol SA                                     602,520
                                                                        $602,520

OIL & GAS
     23,000 Repsol SA                                                  1,225,523
                                                                      $1,225,523

TELEPHONE
     27,400 Telefonica de Espana                                       1,216,964
                                                                      $1,216,964

TOTAL SPAIN --- 5.1%                                                  $6,164,131

SWEDEN --- 5.0%

CONSUMER SERVICES
     25,066 Astra AB Series B                                            510,604
                                                                        $510,604

ELECTRIC
     80,800 ABB AB Series B                                              857,877
                                                                        $857,877

FOREIGN BANKS
     25,000 Svenska Handelsbanken Series A                             1,055,556
                                                                      $1,055,556

MFTG - INDUSTRIAL PRODS
     16,800 Assidomaen AB                                                265,481
     74,993 Granges AB                                                 1,083,232
     45,500 Sandvik AB                                                   786,420
                                                                      $2,135,133

OTHER TRANS. SERVICES
     34,000 ASG AB-B                                                     644,321
                                                                        $644,321

REAL ESTATE
      2,500 Fastighets AB Balder*                                         27,778
                                                                         $27,778

TRANSPORTATION
     30,400 Volvo Series B                                               698,074
                                                                        $698,074

TOTAL SWEDEN --- 5.0%                                                 $5,929,343

SWITZERLAND --- 5.8%

CONSUMER SERVICES
        400 Kuoni Reisenburo Holdings AG Class B                       1,587,533
        960 Novartis AG                                                1,887,562
                                                                      $3,475,095

ELECTRONICS - HIGH TECH
        830 SMH AG                                                       513,763
                                                                        $513,763

INSURANCE
      4,000 Zurich Allied AG                                           2,962,424
                                                                      $2,962,424

TOTAL SWITZERLAND --- 5.8%                                            $6,951,282

THAILAND --- 0.8%

FOREIGN BANKS
    569,000 Thai Farmers Bank PLC*                                       997,699
                                                                        $997,699

TOTAL THAILAND --- 0.8%                                                 $997,699

UNITED KINGDOM --- 13.8%

AIR
    184,300 British Airways PLC                                        1,241,307
                                                                      $1,241,307

CONSUMER SERVICES
    642,200 Medeva PLC                                                 1,142,050
  1,425,500 Skyepharma PLC*                                            1,842,038
                                                                      $2,984,088

ELECTRONICS - HIGH TECH
    153,510 National Power                                             1,321,592
                                                                      $1,321,592

HOLDING & INVEST. OFFICES
    595,768 BTR PLC                                                    1,227,806
    213,687 BTR PLC                                                      418,485
                                                                      $1,646,291

MFTG - CONSUMER PRODS.
    483,400 British Steel                                                715,036
    218,700 Safeway PLC                                                1,097,708
    383,000 Storehouse PLC                                               865,703
                                                                      $2,678,447

MFTG - INDUSTRIAL PRODS
    274,570 Nycomed Amersham PLC                                       1,924,895
    362,100 The Weir Group PLC                                         1,215,657
                                                                      $3,140,552

RETAIL TRADE
    270,000 Inchcape PLC                                                 578,875
    241,300 Lex Service PLC                                            1,544,006
                                                                      $2,122,881

TRANSPORTATION
    121,000 Peninsular & Oriental Steam Navigation Co                  1,428,830
                                                                      $1,428,830

TOTAL UNITED KINGDOM --- 13.8%                                       $16,563,988

UNITED STATES --- 1.9%

INSURANCE
     55,800 Ace Ltd                                                    1,921,585
                                                                      $1,921,585

MFTG - INDUSTRIAL PRODS
     53,700 Industrial Credit & Inv Corp                                 297,278
                                                                        $297,278

TOTAL UNITED STATES --- 1.9%                                          $2,218,863

TOTAL COMMON STOCK --- 92.3%                                        $110,508,970
(Cost $103,406,166)

PREFERRED STOCK

AUSTRALIA --- 1.4%

MFTG - CONSUMER PRODS.
    276,961 News Corp Ltd (vtg)                                        1,683,136
                                                                      $1,683,136

TOTAL AUSTRALIA --- 1.4%                                              $1,683,136

TOTAL PREFERRED STOCK --- 1.4%                                        $1,683,136
(Cost $1,063,197)

SHORT-TERM INVESTMENTS

CANADA --- 4.9%

FOREIGN BANKS
  5,860,000 Canadian Imperial Bank of Commerce                         5,860,000
                                                                      $5,860,000

TOTAL CANADA --- 4.9%                                                 $5,860,000

UNITED STATES --- 1.4%

CREDIT INSTITUTIONS
    500,000 American Express Co                                          499,750
  1,200,000 American Express Credit Corp                               1,199,042
                                                                      $1,698,792

TOTAL UNITED STATES --- 1.4%                                          $1,698,792

TOTAL SHORT-TERM INVESTMENTS --- 6.3%                                 $7,558,792
(Cost $7,558,792)

TOTAL INTERNATIONAL EQUITY PORTFOLIO --- 100.0%                     $119,750,898
(Cost $112,028,155)

The Maxim Series Fund

INVESCO ADR Portfolio

COMMON STOCK

ARGENTINA --- 1.3%

OIL & GAS
     13,000 YPF SA sponsored ADR                                         363,181
                                                                        $363,181

TOTAL ARGENTINA --- 1.3%                                                $363,181

AUSTRALIA --- 4.8%

FOREIGN BANKS
     11,000 National Australia Bank Ltd sponsored ADR                    818,807
                                                                        $818,807

MINING
     12,000 Rio Tinto Ltd sponsored ADR                                  552,000
                                                                        $552,000

TOTAL AUSTRALIA --- 4.8%                                              $1,370,807

DENMARK --- 4.7%

FOREIGN BANKS
      6,000 Den Danske Bank ADR                                          801,000
                                                                        $801,000

MFTG - INDUSTRIAL PRODS
      8,000 Novo-Nordisk A/S                                             532,000
                                                                        $532,000

TOTAL DENMARK --- 4.7%                                                $1,333,000

FRANCE --- 6.4%

MFTG - CONSUMER PRODS.
      8,000 Groupe Danone                                                450,000
                                                                        $450,000

OIL & GAS
      8,000 Total SA                                                     398,000
                                                                        $398,000

SECURITIES & COMMODITIES
     30,000 Societe Generale Paris                                       967,500
                                                                        $967,500

TOTAL FRANCE --- 6.4%                                                 $1,815,500

GERMANY --- 9.3%

FOREIGN BANKS
     12,000 Deutsche Bank sponsored ADR                                  693,000
                                                                        $693,000

MFTG - INDUSTRIAL PRODS
     17,000 BASF AG                                                      650,250
     15,000 Bayer AG                                                     626,250
                                                                      $1,276,500

OIL & GAS
     12,000 RWE AG                                                       652,500
                                                                        $652,500

TOTAL GERMANY --- 9.3%                                                $2,622,000

ITALY --- 7.3%

FOREIGN BANKS
     22,000 San Paolo - IMI SpA sponsored ADR*                           786,500
                                                                        $786,500

HOLDING & INVEST. OFFICES
     10,000 Telecom Italia SpA                                           870,000
                                                                        $870,000

OIL & GAS
      6,000 ENI SPA sponsored ADR                                        406,500
                                                                        $406,500

TOTAL ITALY --- 7.3%                                                  $2,063,000

JAPAN --- 10.3%

CONSUMER SERVICES
     40,000 Nintendo of America Inc                                      470,000
                                                                        $470,000

ELECTRONICS - HIGH TECH
     20,000 Canon Inc sponsored ADR                                      430,000
     19,000 Fuji Photo Film Company Ltd                                  695,875
      6,000 Hitachi Ltd                                                  362,622
      2,000 Matsushita Electric Industries Company Ltd                   349,000
                                                                      $1,837,497

MFTG - CONSUMER PRODS.
      2,000 Kirin Brewery Co Ltd                                         247,500
                                                                        $247,500

MFTG - INDUSTRIAL PRODS
      7,000 Kyocera Corp                                                 363,559
                                                                        $363,559

TOTAL JAPAN --- 10.3%                                                 $2,918,556

MEXICO --- 0.7%

MFTG - INDUSTRIAL PRODS
     40,000 Cemex SA de CV                                               190,000
                                                                        $190,000

TOTAL MEXICO --- 0.7%                                                   $190,000

NETHERLANDS --- 9.6%

FOREIGN BANKS
     25,000 ABN Amro Holding NV                                          543,750
     12,000 ING Groep NV                                                 746,244
                                                                      $1,289,994

MFTG - CONSUMER PRODS.
      9,000 Unilever NV ADR                                              746,433
                                                                        $746,433

MFTG - INDUSTRIAL PRODS
     15,000 Akzo Nobel NV                                                669,375
                                                                        $669,375

TOTAL NETHERLANDS --- 9.6%                                            $2,705,802

NORWAY --- 1.5%

MFTG - INDUSTRIAL PRODS
     12,000 Norsk Hydro ASA                                              410,244
                                                                        $410,244

TOTAL NORWAY --- 1.5%                                                   $410,244

SPAIN --- 6.7%

OIL & GAS
      9,000 Repsol SA sponsored ADR                                      491,625
                                                                        $491,625

TELEPHONE
     16,000 Portugal Telecom SA                                          714,000
      5,100 Telefonica de Espana SA                                      690,412
                                                                      $1,404,412

TOTAL SPAIN --- 6.7%                                                  $1,896,037

SWEDEN --- 4.5%

MFTG - INDUSTRIAL PRODS
     45,000 Astra AB                                                     930,915
     15,000 Volvo AB sponsored ADR (rights)                              349,680
                                                                      $1,280,595

TOTAL SWEDEN --- 4.5%                                                 $1,280,595

SWITZERLAND --- 3.9%

CONSUMER SERVICES
      8,000 Novartis AG                                                  784,000
                                                                        $784,000

MFTG - CONSUMER PRODS.
      3,000 Nestle SA                                                    322,500
                                                                        $322,500

TOTAL SWITZERLAND --- 3.9%                                            $1,106,500

UNITED KINGDOM --- 22.8%

AIR
      8,000 British Airways PLC                                          542,496
                                                                        $542,496

COMMUNICATIONS
     17,000 Carlton Communications PLC sponsored ADR                     779,875
                                                                        $779,875

CONSUMER SERVICES
      8,000 Smithkline Beecham PLC                                       556,000
                                                                        $556,000

ELECTRIC
     10,000 PowerGen PLC                                                 535,000
     15,000 Scottish Power                                               619,680
                                                                      $1,154,680

FOREIGN BANKS
      3,500 HSBC Holdings PLC                                            861,000
                                                                        $861,000

MFTG - CONSUMER PRODS.
     60,000 Associated British Foods Ltd                                 555,000
     50,000 UniGate PLC                                                  356,250
                                                                        $911,250

MFTG - INDUSTRIAL PRODS
      6,000 Glaxo Wellcome PLC                                           417,000
                                                                        $417,000

OIL & GAS
     17,000 Shell Transport and Trading Co                               632,179
                                                                        $632,179

TELEPHONE
      4,000 British Telecommunications PLC                               606,748
                                                                        $606,748

TOTAL UNITED KINGDOM --- 22.8%                                        $6,461,228

UNITED STATES --- 3.1%

ELECTRIC
     33,000 Endesa sponsored ADR                                         891,000
                                                                        $891,000

TOTAL UNITED STATES --- 3.1%                                            $891,000

TOTAL COMMON STOCK --- 96.9%                                         $27,427,450
(Cost $23,630,557)

SHORT-TERM INVESTMENTS

CANADA --- 3.1%

FOREIGN BANKS
    864,000 Canadian Imperial Bank of Commerce                           864,000
                                                                        $864,000

TOTAL CANADA --- 3.1%                                                   $864,000

TOTAL SHORT-TERM INVESTMENTS --- 3.1%                                   $864,000
(Cost $864,000)

TOTAL INVESCO ADR PORTFOLIO --- 100.0%                               $28,291,450
(Cost $24,494,557)

The Maxim Series Fund

INVESCO Balanced Portfolio

BONDS

AGENCY --- 4.2%
  1,299,644 Federal Home Loan Mortgage Corp                            1,318,722
            Pool #E66283
            6.500% February 1, 2012
  1,730,455 Federal Home Loan Mortgage Corp                            1,755,858
            Gold Pool #E00501
            6.500% July 1, 2012
  4,192,918 Federal Home Loan Mortgage Corp                            4,254,470
            6.500% November 1, 2012
                                                                      $7,329,050

COMMUNICATIONS --- 2.0%
    750,000 360 Communications Co                                        794,310
            Notes
            6.650% January 15, 2008
    500,000 Continental Cablevision Inc                                  580,680
            Debentures
            9.500% August 1, 2003
    750,000 Tele-Communications Inc                                    1,001,520
            Debentures
            9.800% February 1, 2012
  1,000,000 Time Warner Entertainment LP                               1,098,200
            Notes
            7.250% September 1, 2008
                                                                      $3,474,710

CONSUMER SERVICES --- 0.8%
    845,000 FHP International Corp                                       890,410
            Debentures
            7.000% September 15, 2003
    500,000 Hilton Hotels Corp                                           494,730
            Senior Notes
            7.200% December 15, 2009
                                                                      $1,385,140

CREDIT INSTITUTIONS --- 0.3%
    500,000 Associates Corp of No America                                540,948
            Senior Notes
            7.375% June 11, 2007
                                                                        $540,948

ELECTRIC --- 7.3%
    250,000 Boston Edison Co                                             268,542
            Debentures
            7.800% March 15, 2023
    500,000 Boston Edison Co                                             566,685
            Debentures
            7.800% May 15, 2010
    500,000 Carolina Power & Light Co                                    639,390
            Debentures
            8.625% September 15, 2021
  1,000,000 Citizens Utilities Co                                      1,092,580
            Debentures
            7.000% November 1, 2025
  1,000,000 Commonwealth Edison Co                                     1,139,030
            First Mortgage Bonds
            8.250% October 1, 2006
  1,250,000 Consumers Energy Co                                        1,290,763
            First Mortgage Bonds
            7.375% September 15, 2023
    299,000 DQU II Funding Corp                                          370,518
            Debentures
            8.700% June 1, 2016
  1,000,000 Gulf States Utilities Co                                   1,095,630
            First Mortgage Bonds
            8.700% April 1, 2024
  1,000,000 Jersey Central Power & Light                               1,080,590
            Debentures
            7.500% May 1, 2023
    500,000 Metropolitan Edison Co                                       556,530
            First Mortgage Bonds
            8.150% January 30, 2023
  1,600,000 New York State Electric & Gas Corp                         1,777,872
            First Mortgage Bonds
            8.300% December 15, 2022
    500,000 Pacific Gas & Electric Co                                    531,580
            First Refunding Mortgage
            7.250% August 1, 2026
  1,250,000 Pacific Gas & Electric Co                                  1,634,638
            Debentures
            8.800% May 1, 2024
    250,000 Pennsylvania Power & Light Co                                272,438
            First Mortgage Bonds
            7.875% February 1, 2023
    200,000 Philadelphia Electric Co                                     209,500
            First Refunding Mortgage
            7.250% November 1, 2024
    250,000 South Carolina Electric & Gas                                277,360
            Bonds
            8.875% August 15, 2021
                                                                     $12,803,646

HOLDING & INVEST. OFFICES --- 1.2%
  1,785,000 Equitable Companies Inc                                    2,065,959
            Senior Notes
            9.000% December 15, 2004
                                                                      $2,065,959

MFTG - INDUSTRIAL PRODS --- 1.8%
    500,000 Quno Corp                                                    536,430
            Debentures
            9.125% May 15, 2005
  1,000,000 Seacor Smit Inc#                                             960,760
            Notes
            7.200% September 15, 2009
  1,500,000 USG Corp                                                   1,618,665
            Senior Notes
            8.500% August 1, 2005
                                                                      $3,115,855

OIL & GAS --- 2.0%
  1,205,000 Atlantic Richfield Co                                      1,556,330
            Debentures
            10.875% July 15, 2005
  1,500,000 Atlantic Richfield Co                                      2,023,935
            Debentures
            9.875% March 1, 2016
                                                                      $3,580,265

RETAIL TRADE --- 0.6%
  1,000,000 Dayton Hudson Corp                                         1,014,405
            5.875% November 1, 2008
                                                                      $1,014,405

SECURITIES & COMMODITIES --- 0.2%
    250,000 Lehman Brothers Holdings Inc                                 286,895
            Senior Notes
            8.800% March 1, 2015
                                                                        $286,895

TELEPHONE --- 2.0%
  2,000,000 Cental Capital                                             2,540,320
            Debentures
            9.000% October 15, 2019
  1,000,000 Sprint Capital Corp                                        1,021,830
            Company Guaranteed Bonds
            6.125% November 15, 2008
                                                                      $3,562,150

U.S. GOVERNMENTS --- 6.8%
  3,000,000 United States of America                                   3,167,340
            Treasury Notes
            6.500% May 31, 2002
  8,250,000 United States of America                                   8,802,998
            Treasury Notes
            5.625% May 15, 2008
                                                                     $11,970,338

TOTAL BONDS --- 29.2%                                                $51,129,361
(Cost $49,869,607)

COMMON STOCK

COMMUNICATIONS --- 2.0%
     35,000 Clear Channel Communications Inc*                          1,907,500
     33,500 Mediaone Group Inc                                         1,574,500
                                                                      $3,482,000

CONSUMER SERVICES --- 8.0%
     16,500 Arterial Vascular Engineering Inc*                           866,250
     18,900 Bristol-Myers Squibb Co                                    2,529,047
     35,000 CVS Corp                                                   1,925,000
     31,100 Eli Lilly & Co                                             2,764,013
     11,700 Medtronic Inc                                                868,725
     21,000 Merck & Co Inc                                             3,101,427
     28,700 Smithkline Beecham PLC                                     1,994,650
                                                                     $14,049,112

CREDIT INSTITUTIONS --- 4.0%
     68,100 Bank of New York Company Inc                               2,741,025
     50,600 Fleet Financial Group Inc                                  2,261,162
     29,000 Mellon Bank Corp                                           1,993,750
                                                                      $6,995,937

ELECTRIC --- 0.9%
     40,000 Unicom Corp                                                1,542,480
                                                                      $1,542,480

ELECTRONICS - HIGH TECH --- 9.6%
     45,200 Applied Materials Inc*                                     1,929,452
     54,000 Compaq Computer Corp                                       2,264,598
     30,600 General Electric Co                                        3,123,097
     17,800 Intel Corp                                                 2,110,404
     14,700 International Business Machines Corp                       2,715,825
     40,300 Motorola Inc                                               2,460,799
     26,000 Texas Instruments Inc                                      2,224,612
                                                                     $16,828,787

HOLDING & INVEST. OFFICES --- 1.1%
     29,000 Chase Manhattan Corp                                       1,973,798
                                                                      $1,973,798

INDUSTRIAL SERVICES --- 4.4%
     18,800 America Online Inc                                         3,008,000
     18,700 Microsoft Corp*                                            2,593,447
     36,700 Omnicom Group Inc                                          2,128,600
                                                                      $7,730,047

INSURANCE --- 4.6%
     35,500 Allmerica Financial Corp                                   2,054,562
     29,700 Cigna Corp                                                 2,296,166
     42,000 Mercury General Corp                                       1,840,104
     62,800 Travelers Property Casualty Corp                           1,946,800
                                                                      $8,137,632

MFTG - CONSUMER PRODS. --- 7.5%
     33,800 Anheuser-Busch Companies Inc                               2,218,125
     24,700 Colgate-Palmolive Co                                       2,294,012
     23,000 General Mills Inc                                          1,788,250
     38,200 Gillette Co                                                1,845,518
     45,200 Philip Morris Companies Inc                                2,418,200
     40,400 Time Warner Inc                                            2,507,305
                                                                     $13,071,410

MFTG - INDUSTRIAL PRODS --- 4.0%
     16,000 American Home Products Corp                                  900,992
     49,700 Fort James Corp                                            1,988,000
     18,000 Guidant Corp                                               1,984,500
     27,400 Warner-Lambert Co                                          2,060,124
                                                                      $6,933,616

OIL & GAS --- 6.3%
     25,300 British Petroleum PLC ADR                                  2,403,500
     37,000 Coastal Corp                                               1,292,669
     35,700 Exxon Corp                                                 2,610,562
     47,000 Halliburton Co                                             1,392,375
     20,600 Kerr-McGee Corp                                              787,950
     42,600 UnoCal Corp                                                1,243,366
    101,000 Veritas Software Corp*                                     1,313,000
                                                                     $11,043,422

RAILROADS --- 1.4%
     49,700 Kansas City Southern Industries Inc                        2,444,594
                                                                      $2,444,594

RETAIL TRADE --- 5.6%
     50,000 AnnTaylor Stores Corp*                                     1,971,850
     63,600 Dayton Hudson Corp                                         3,450,300
     50,600 Tandy Corp                                                 2,084,062
     29,000 Wal-Mart Stores Inc                                        2,361,673
                                                                      $9,867,885

TELEPHONE --- 4.4%
     40,000 GTE Corp                                                   2,600,000
     43,500 SBC Communications Inc                                     2,332,688
     42,000 US West Inc                                                2,714,250
                                                                      $7,646,938

TRANSPORTATION EQUIPMENT --- 2.2%
     37,300 General Dynamics Corp                                      2,186,713
     33,000 Sundstrand Corp                                            1,711,875
                                                                      $3,898,588

WHOLESALE TRADE -CONSUMER --- 0.6%
     73,175 Tasty Baking Co                                            1,111,309
                                                                      $1,111,309

TOTAL COMMON STOCK --- 66.6%                                        $116,757,555
(Cost $93,792,046)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 4.3%
  7,467,000 Canadian Imperial Bank of Commerce                         7,467,000
                                                                      $7,467,000

TOTAL SHORT-TERM INVESTMENTS --- 4.3%                                 $7,467,000
(Cost $7,467,000)

TOTAL INVESCO BALANCED PORTFOLIO --- 100.0%                         $175,353,916
(Cost $151,128,653)

The Maxim Series Fund

INVESCO Small-Cap Growth Portfolio

COMMON STOCK

AIR --- 1.4%
     47,200 Eagle USA Airfreight Inc*                                  1,156,400
                                                                      $1,156,400

COMMUNICATIONS --- 9.2%
     66,000 Advanced Fibre Communications*                               721,842
     21,000 Excel Switching Corp*                                        798,000
     25,000 Galileo Technology Ltd*                                      675,000
     18,000 Geotel Communications Corp*                                  670,500
     31,600 HA-LO Industries Inc*                                      1,188,950
     35,000 ICG Communications Inc*                                      752,500
     37,400 Melita International Corp*                                   785,400
     28,000 Power Integrations Inc*                                      701,736
     15,000 Simac Techniek NV                                            379,353
     29,000 TCA Cable TV Inc                                           1,034,923
                                                                      $7,708,204

CONSTRUCTION --- 0.7%
     10,200 Dycom Industries Inc*                                        582,675
                                                                        $582,675

CONSUMER SERVICES --- 20.1%
     17,300 AHL Services Inc*                                            540,625
    102,200 Aeroflex Inc*                                              1,545,775
     25,200 Anesta Corp*                                                 670,950
     27,300 CSK Auto Corp*                                               728,555
     52,400 Capital Senior Living Corp*                                  730,299
     43,100 Family Golf Centers Inc*                                     851,225
     37,800 First Consulting Group Inc*                                  774,900
     23,000 Healthcare Financial Partners Inc*                           839,500
     40,400 Interim Services Inc*                                        944,350
     42,200 Laser Vision Centers Inc*                                    934,983
     18,800 Metzler Group Inc*                                           915,316
     11,400 Probusiness Services Inc*                                    518,700
     26,800 Province Healthcare Co*                                      961,450
     28,000 Renal Care Group Inc*                                        806,736
     45,000 Rental Service Corp*                                         705,915
     53,000 Romac International Inc*                                   1,179,250
     18,700 SFX Entertainment*                                         1,026,163
     15,000 Sunrise Assisted Living Inc*                                 778,125
     26,000 Sylvan Learning Systems Inc*                                 793,000
     23,350 USWeb Corp*                                                  615,856
                                                                     $16,861,673

CREDIT INSTITUTIONS --- 3.4%
     25,400 City National Corp                                         1,057,275
     11,000 Concord EFS Inc*                                             466,125
     24,400 FirstFed Financial Corp*                                     436,150
     12,000 US Trust Corp                                                912,000
                                                                      $2,871,550

ELECTRONICS - HIGH TECH --- 25.1%
     34,000 Aehr Test Systems*                                           208,250
     12,500 Applied Micro Circuits Corp*                                 424,600
     46,300 Cerprobe Corp*                                               622,133
      6,980 Citrix Systems Inc*                                          677,493
      7,950 Comverse Technology Inc*                                     564,450
     24,900 Concentric Network Corp*                                     827,925
     44,200 Cotelligent Group*                                           941,990
     14,000 Documentum Inc*                                              748,118
      8,000 Flextronics International Ltd*                               685,000
     31,000 Genesis Microchip Inc*                                       751,750
     19,300 Gilat Satellite Networks Ltd*                              1,063,913
     41,000 IDT Corp*                                                    630,375
     28,000 Inso Corp*                                                   700,000
     17,400 Integrated Electrical Services*                              387,150
     16,000 Level One Communications Inc*                                568,000
     46,000 MAPICS Inc*                                                  759,000
     38,000 Metro Information Services Inc*                            1,140,000
     30,000 Micromuse Inc*                                               585,000
     51,400 Mobius Management Systems*                                   764,575
      6,000 PMC Sierra Inc*                                              378,750
     18,075 Peregrine Systems Inc*                                       838,228
      3,500 Qlogic Corp*                                                 458,063
     28,700 Quadramed Corp*                                              588,350
     28,500 Rational Software Corp*                                      755,250
     31,000 SMART Modular Technologies Inc*                              860,250
     23,000 Sipex Corp*                                                  807,875
     29,000 Spyglass Inc*                                                638,000
     11,200 Uniphase Corp*                                               777,000
     48,000 Unitrode Corp*                                               840,000
     21,000 Verity Inc*                                                  556,500
     10,075 Wind River Systems*                                          473,525
                                                                     $21,021,513

INDUSTRIAL PRODS & SVCS --- 1.1%
     23,400 Moog Inc*                                                    915,525
                                                                        $915,525

INDUSTRIAL SERVICES --- 6.2%
     20,000 AC Nielsen Corp*                                             565,000
     42,000 AXENT Technologies Inc*                                    1,283,604
      8,100 Jack Henry & Associates Inc                                  402,975
     12,000 Lycos Inc*                                                   666,744
     10,500 Mercury Interactive Corp*                                    664,125
     17,650 NCO Group Inc*                                               794,250
     22,200 The Profit Recovery Group International Inc*                 831,101
                                                                      $5,207,799

MFTG - CONSUMER PRODS. --- 7.6%
     15,500 Action Performance Companies Inc*                            548,312
     42,500 Helen of Troy Ltd*                                           624,198
     46,770 Ivex Packaging Corp*                                       1,087,402
     20,500 Linens 'N Things Inc*                                        812,312
     52,400 Merkert American Corp*                                       792,550
     52,000 Playtex Products Inc*                                        835,224
     23,000 Quicksilver Inc*                                             690,000
     32,000 Wild Oats Markets Inc*                                     1,008,000
                                                                      $6,397,998

MFTG - INDUSTRIAL PRODS --- 5.5%
     31,900 Alkermes Inc*                                                707,765
     17,000 Kronos Inc*                                                  753,304
     28,900 Mettler-Toledo International Inc*                            810,992
     34,000 Photronics Inc*                                              814,912
     60,000 Remec Inc*                                                 1,080,000
     10,000 ResMed Inc*                                                  453,750
                                                                      $4,620,723

OIL & GAS --- 1.1%
     34,950 Newfield Exploration Co*                                     729,581
     20,400 Precision Drilling Corp*                                     230,765
                                                                        $960,346

REAL ESTATE --- 0.9%
     42,500 Intrawest Corp                                               717,187
                                                                        $717,187

RETAIL TRADE --- 3.5%
     27,000 Cost Plus Inc*                                               847,125
     32,000 Family Dollar Stores Inc                                     704,000
     14,000 O'Reilly Automotive Inc*                                     661,500
     21,800 The Men's Wearhouse Inc*                                     692,150
                                                                      $2,904,775

TELEPHONE --- 2.2%
     17,000 Pacific Gateway Exchange Inc*                                817,054
     45,500 Viatel Inc*                                                1,040,813
                                                                      $1,857,867

TRANSPORTATION EQUIPMENT --- 1.9%
     35,840 Orbital Sciences Corp*                                     1,585,920
                                                                      $1,585,920

WHOLESALE TRADE -CONSUMER --- 1.0%
     31,000 Safeguard Scientifics Inc*                                   850,547
                                                                        $850,547

TOTAL COMMON STOCK --- 91.1%                                         $76,220,702
(Cost $62,253,065)

SHORT-TERM INVESTMENTS

ELECTRONICS - HIGH TECH --- 1.8%
  1,500,000 General Electric Co                                        1,498,642
                                                                      $1,498,642

FOREIGN BANKS --- 4.1%
  3,464,000 Canadian Imperial Bank of Commerce                         3,464,000
                                                                      $3,464,000

OTHER ASSET-BACKED --- 3.0%
  2,500,000 Household Finance Corp                                     2,497,651
                                                                      $2,497,651

TOTAL SHORT-TERM INVESTMENTS --- 8.9%                                 $7,460,293
(Cost $7,460,293)

TOTAL INVESCO SMALL-CAP GROWTH PORTFOLIO --- 100.0%                  $83,680,995
(Cost $69,713,358)

The Maxim Series Fund

Mid-Cap Portfolio

COMMON STOCK

COMMUNICATIONS --- 21.3%
     82,055 Adelphia Communications Corp Class A*                      3,754,016
    183,165 Chancelor Media Corp*                                      8,769,024
    141,990 Clear Channel Communications Inc*                          7,738,455
    134,655 HA-LO Industries Inc*                                      5,066,394
    140,295 Heftel Broadcasting Corp Class A*                          6,909,529
    196,910 Jacor Communications Inc Class A*                         12,676,081
     67,965 Level 3 Communications Inc*                                2,930,991
    196,080 Qwest Communications International Inc*                    9,804,000
    130,740 RSL Communications*                                        3,856,830
     50,390 TCA Cable TV Inc                                           1,798,268
     88,090 Univision Communications Inc*                              3,187,713
                                                                     $66,491,301

CONSUMER SERVICES --- 25.3%
    881,217 Apollo Group Inc Class A*                                 29,851,228
     21,830 Broadcast.com Inc*                                         1,669,995
    124,425 CVS Corp                                                   6,843,375
    150,340 Capstar Broadcasting Corp*                                 3,439,028
    153,625 Family Golf Centers Inc*                                   3,034,094
    157,249 Healthcare Financial Partners Inc*                         5,739,589
    241,845 ITT Educational Services Inc*                              8,222,730
    250,455 Omnicare Inc                                               8,703,311
     97,585 Premier Parks Inc*                                         2,951,946
    150,475 Ryanair Holdings PLC*                                      5,680,431
     56,520 SFX Entertainment*                                         3,101,535
                                                                     $79,237,262

CREDIT INSTITUTIONS --- 1.0%
     41,915 US Trust Corp                                              3,185,540
                                                                      $3,185,540

ELECTRONICS - HIGH TECH --- 19.7%
     70,465 Cisco Systems Inc*                                         6,539,998
     28,377 Equant*                                                    1,924,301
     99,370 Sepracor Inc*                                              8,756,981
     48,575 Sofamor Danek Group Inc*                                   5,914,006
     51,790 Uniphase Corp*                                             3,592,931
    201,975 Veritas Software Corp*                                    12,105,776
    498,485 Vitesse Semiconductor Corp*                               22,743,378
                                                                     $61,577,371

HOLDING & INVEST. OFFICES --- 3.6%
    121,800 Firstar Corp                                              11,357,850
                                                                     $11,357,850

INDUSTRIAL PRODS & SVCS --- 1.1%
    357,161 Capita Group PLC                                           3,288,553
                                                                      $3,288,553

INDUSTRIAL SERVICES --- 8.1%
     37,490 America Online Inc                                         5,998,400
     22,500 Lycos Inc*                                                 1,250,145
    184,182 Outdoor Systems Inc*                                       5,525,460
    209,323 Paychex Inc                                               10,766,947
     42,215 Robert Half International Inc*                             1,886,462
                                                                     $25,427,414

MFTG - INDUSTRIAL PRODS --- 3.8%
    118,115 Medimmune Inc*                                            11,745,001
                                                                     $11,745,001

RETAIL TRADE --- 7.4%
     18,485 Amazon Communications Inc*                                 5,938,306
  1,759,857 JD Wetherspoon PLC                                         5,235,539
    900,362 PizzaExpress PLC                                          12,046,033
                                                                     $23,219,878

SECURITIES & COMMODITIES --- 1.9%
    107,290 Charles Schwab & Company Inc                               6,028,303
                                                                      $6,028,303

TELEPHONE --- 1.8%
    209,320 Crown Castle International Corp*                           4,919,020
     15,775 Global Crossing Ltd*                                         709,875
                                                                      $5,628,895

TRANSPORTATION EQUIPMENT --- 1.1%
     74,425 Orbital Sciences Corp*                                     3,293,306
                                                                      $3,293,306

TOTAL COMMON STOCK --- 96.1%                                        $300,480,674
(Cost $212,850,685)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 3.9%
 12,100,000 Canadian Imperial Bank of Commerce                        12,100,000
                                                                     $12,100,000

TOTAL SHORT-TERM INVESTMENTS --- 3.9%                                $12,100,000
(Cost $12,100,000)

TOTAL MID-CAP PORTFOLIO --- 100.0%                                  $312,580,674
(Cost $224,950,685)

The Maxim Series Fund

T.Rowe Price Equity/Income Portfolio

BONDS

U.S. GOVERNMENTS --- 1.0%
    300,000 United States of America                                     327,234
            Treasury Notes
            6.000% February 15, 2026
    200,000 United States of America                                     208,844
            Treasury Notes
            5.750% August 15, 2003
     25,000 United States of America                                      28,106
            Treasury Notes
            7.250% August 15, 2004
     50,000 United States of America                                      51,586
            Treasury Notes
            7.750% January 31, 2000
     80,000 United States of America                                      84,375
            Treasury Notes
            5.625% February 15, 2006
    200,000 United States of America                                     208,344
            Treasury Notes
            6.500% May 31, 2001
    200,000 United States of America                                     227,718
            Treasury Notes
            7.000% July 15, 2006
  1,000,000 United States of America                                   1,010,310
            Treasury Notes
            5.875% November 15, 1999
                                                                      $2,146,517

TOTAL BONDS --- 1.0%                                                  $2,146,517
(Cost $2,011,575)

COMMON STOCK

AGENCY --- 1.2%
     32,800 Federal National Mortgage Association (nonvtg)             2,427,200
                                                                      $2,427,200

COMMUNICATIONS --- 1.0%
     28,600 AT&T Corp                                                  2,152,150
                                                                      $2,152,150

CONSUMER SERVICES --- 2.6%
     20,800 Bausch & Lomb Inc                                          1,248,000
     29,200 H&R Block Inc                                              1,314,000
     39,100 Hilton Hotels Corp                                           747,788
    264,700 Smith & Nephew PLC                                           822,672
     62,052 Starwood Hotels & Resorts                                  1,407,774
                                                                      $5,540,234

CREDIT INSTITUTIONS --- 6.4%
     21,200 BankBoston Corp                                              825,464
     14,000 Bankamerica Corp                                             841,750
     23,930 First Union Corp                                           1,455,231
     35,100 Fleet Financial Group Inc                                  1,568,514
     18,700 JP Morgan & Co Inc                                         1,964,659
     54,400 Mellon Bank Corp                                           3,740,000
     25,300 Mercantile Bankshares Corp                                   974,050
     14,800 National City Corp                                         1,073,000
     18,500 PNC Bank Corp                                              1,001,313
                                                                     $13,443,981

ELECTRIC --- 6.5%
     15,100 Baltimore Gas & Electric Co                                  466,213
     15,000 Central & South West Corp                                    411,555
     28,687 DQE Inc                                                    1,260,421
     14,600 Dominion Resources Inc                                       682,550
     22,400 Duke Power Co                                              1,434,989
     22,600 Entergy Corp                                                 703,425
     53,110 Firstenergy Corp                                           1,729,368
     12,100 GPU Inc                                                      534,663
     36,100 Houston Industries Inc                                     1,159,713
     40,800 PacifiCorp                                                   859,330
     13,900 Peco Energy Co                                               578,588
     52,700 Southern Co                                                1,531,567
     24,100 Teco Energy Inc                                              679,307
     40,400 Unicom Corp                                                1,557,905
                                                                     $13,589,594

ELECTRONICS - HIGH TECH --- 4.5%
     34,541 AMP Inc                                                    1,798,274
     24,100 Eastman Kodak Co                                           1,735,200
     22,900 General Electric Co                                        2,337,220
     23,500 Hewlett-Packard Co                                         1,605,332
     21,200 Hubbell Inc Class B                                          805,600
     20,600 Whirlpool Corp                                             1,140,725
                                                                      $9,422,351

ENVIRONMENTAL SERVICES --- 1.2%
     42,600 Browning-Ferris Industries Inc                             1,211,416
     27,730 Waste Management Inc                                       1,292,911
                                                                      $2,504,327

FORESTRY --- 0.9%
     14,800 Georgia-Pacific Corp                                         866,718
     22,300 International Paper Co                                       999,308
                                                                      $1,866,026

HOLDING & INVEST. OFFICES --- 2.3%
     32,010 Bank One Corp                                              1,634,495
     19,992 Chase Manhattan Corp                                       1,360,696
     10,900 Weingarten Realty Investors                                  486,413
     35,000 Wells Fargo Co                                             1,397,795
                                                                      $4,879,399

INDUSTRIAL SERVICES --- 0.5%
     32,800 Dun & Bradstreet Corp                                      1,035,234
                                                                      $1,035,234

INSURANCE --- 5.6%
     28,800 American General Corp                                      2,246,400
      3,700 Chubb Capital Corp                                           240,038
     41,350 Citigroup Inc                                              2,046,825
     18,300 Exel Limited  Class A                                      1,372,500
     12,600 Lincoln National Corp                                      1,030,831
     43,600 SafeCo Corp                                                1,872,053
     55,072 St Paul Companies Inc                                      1,913,752
      9,700 TransAmerica Corp                                          1,120,350
                                                                     $11,842,749

MFTG - CONSUMER PRODS. --- 13.0%
     45,300 Anheuser-Busch Companies Inc                               2,972,813
     20,400 Brown-Forman Corp Class B                                  1,544,015
     20,000 Dow Jones & Company Inc                                      962,500
     39,300 General Mills Inc                                          3,055,575
     22,200 HJ Heinz Co                                                1,257,075
     50,000 International Flavors & Fragrances Inc                     2,209,350
     37,600 Kellogg Co                                                 1,283,100
     33,300 Knight-Ridder Inc                                          1,702,463
     47,800 McCormick & Company Inc (nonvtg)                           1,616,214
     59,350 Philip Morris Companies Inc                                3,175,225
     32,000 Quaker Oats Co                                             1,904,000
     42,200 RJR Nabisco Holdings Corp                                  1,252,791
     26,300 RR Donnelley & Sons Co                                     1,152,256
     32,200 Readers Digest Association Inc Class A                       811,021
     26,200 Tupperware Corp                                              430,649
     56,400 UST Inc                                                    1,966,950
                                                                     $27,295,997

MFTG - INDUSTRIAL PRODS --- 17.4%
     17,100 Abbott Laboratories                                          837,900
     62,500 American Home Products Corp                                3,519,500
     26,500 Armstrong World Industries Inc                             1,598,268
     38,800 Consolidated Papers Inc                                    1,067,000
     17,511 Cooper Industries Inc                                        835,047
     17,900 Corning Inc                                                  805,500
      7,800 Deere & Co                                                   258,375
     27,500 Dow Chemical Co                                            2,500,768
     30,400 EI DuPont De Nemours & Co                                  1,613,085
     31,400 Great Lakes Chemical Corp                                  1,256,000
     49,800 Hercules Inc                                               1,363,275
     15,100 Imperial Chemical Industries PLC                             527,549
     43,100 Kimberly-Clark Corp                                        2,348,950
     25,400 Lubrizol Corp                                                652,450
     28,650 Minnesota Mining & Manufacturing Co                        2,037,731
     26,800 Nalco Chemical Co                                            830,800
     30,100 Olin Corp                                                    852,191
     22,900 PPG Industries Inc                                         1,333,925
     51,800 Pall Corp                                                  1,311,162
     55,712 Pharmacia & Upjohn Inc                                     3,154,692
     17,800 Reynolds Metals Co                                           937,829
     10,300 The Stanley Works                                            285,825
    269,500 Tomkins PLC                                                1,269,822
     14,831 Tyco International Ltd                                     1,118,806
     28,950 USX-Marathon Group                                           872,119
     23,200 USX-US Steel Group                                           533,600
     31,500 Union Camp Corp                                            2,126,250
     39,500 Witco Corp                                                   629,512
                                                                     $36,477,931

MINING --- 1.1%
     40,500 Inco Ltd                                                     427,761
     41,186 Newmont Mining Corp                                          743,902
     21,600 Phelps Dodge Corp                                          1,098,900
                                                                      $2,270,563

OIL & GAS --- 11.7%
     30,200 Amerada Hess Corp                                          1,502,450
     52,700 Amoco Corp                                                 3,109,300
     35,900 Atlantic Richfield Co                                      2,342,475
     62,500 Baker Hughes Inc                                           1,105,438
     11,400 British Petroleum PLC ADR                                  1,083,000
     29,250 Chevron Corp                                               2,425,907
     46,200 Exxon Corp                                                 3,378,375
     29,800 Mobil Corp                                                 2,596,325
     37,500 Occidental Petroleum Corp                                    632,813
     19,900 Phillips Petroleum Co                                        848,238
     37,400 Royal Dutch Petroleum Co ADR                               1,790,525
     41,600 Texaco Inc                                                 2,199,600
     48,900 UnoCal Corp                                                1,427,244
                                                                     $24,441,690

OTHER TRANS. SERVICES --- 0.5%
     14,700 Alexander & Baldwin Inc                                      341,775
     20,300 GATX Corp                                                    768,863
                                                                      $1,110,638

RAILROADS --- 2.7%
     34,200 Burlington Northern Santa Fe Corp                          1,154,250
     75,200 Norfolk Southern Corp                                      2,382,862
     45,350 Union Pacific Corp                                         2,043,562
                                                                      $5,580,674

REAL ESTATE --- 1.4%
     21,400 Archstone Communities Trust                                  433,350
     33,600 Crescent Real Estate Equities Inc                            772,800
     51,496 Simon Property Group Inc                                   1,467,636
     10,400 The Rouse Co                                                 286,000
                                                                      $2,959,786

RETAIL TRADE --- 2.7%
     36,400 Fortune Brands Inc                                         1,151,150
     45,650 Genuine Parts Co                                           1,526,399
     26,400 JC Penney & Co Inc                                         1,237,500
     16,500 May Department Stores Co                                     996,188
     47,200 Toys R Us Inc*                                               796,500
                                                                      $5,707,737

TELEPHONE --- 8.7%
     64,500 Alltel Corp                                                3,857,874
     30,300 BCE Inc                                                    1,149,491
     36,600 Bell Atlantic Corp                                         1,939,800
     19,400 Bellsouth Corp                                               967,575
      6,200 Frontier Corp                                                210,800
     44,500 GTE Corp                                                   2,892,500
     92,713 SBC Communications Inc                                     4,971,722
     12,800 Telecomunicacoes Brasileiras SA sponsored ADR                930,394
     19,600 US West Inc                                                1,266,650
                                                                     $18,186,806

TRANSPORTATION EQUIPMENT --- 2.8%
     28,900 Allied-Signal Inc                                          1,280,617
      3,100 Eaton Corp                                                   219,130
     25,100 General Motors Corp Series D                               1,796,206
     26,000 TRW Inc                                                    1,460,862
     31,300 The Boeing Co                                              1,021,163
                                                                      $5,777,978

TOTAL COMMON STOCK --- 94.7%                                        $198,513,045
(Cost $173,126,735)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 4.3%
  8,951,000 Canadian Imperial Bank of Commerce                         8,951,000
                                                                      $8,951,000

TOTAL SHORT-TERM INVESTMENTS --- 4.3%                                 $8,951,000
(Cost $8,951,000)

TOTAL T.ROWE PRICE EQUITY/INCOME PORTFOLIO --- 100.0%               $209,610,562
(Cost $184,089,310)

Independent Auditors' Report

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Blue Chip Portfolio, Corporate Bond Portfolio, Growth Index Portfolio, Mid-Cap Growth Portfolio, Short-Term Maturity Bond Portfolio and the Value Index Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Portfolio, Corporate Bond Portfolio, Growth Index Portfolio, Mid-Cap Growth Portfolio, Short-Term Maturity Bond Portfolio, and the Value Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                                            MAXIM SERIES FUND, INC.

                               Financial Statements and Financial Highlights for
                                  The Years Ended December 31, 1998 and 1997

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          SHORT-TERM
                                                                 CORPORATE     GROWTH        MIDCAP        MATURITY       VALUE
                                                   BLUE CHIP       BOND         INDEX        GROWTH          BOND         INDEX
                                                   PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                  ------------  ------------ ------------  ------------  -------------  -----------
ASSETS:
    Investments in securities, market value:  (1) 118,778,685 $ 196,348,087  297,361,827 $  140,430,448$ 109,361,437  $ 326,740,343
    Cash                                              931,744        76,576                      77,247      220,632         43,189
    Dividends and interest receivable                 346,627     3,653,444      253,247         45,650    1,703,118        422,494
    Subscriptions receivable                                                     472,553
    Receivables for investments sold                1,298,572      (149,402)                  1,257,285
    Variation margin on futures contracts                                         11,900                                     17,425
                                                  ------------  ------------ ------------  ------------  -------------  -----------

       Total assets                               121,355,628   199,928,705  298,099,527    141,810,630  111,285,187    327,223,451
                                                  ------------  ------------ ------------  ------------  -------------  -----------

LIABILITIES:
    Due to GW Capital Management                      114,184       152,664      143,896        115,518       55,610        162,653
    Redemptions payable                                94,016       359,565                     142,872      312,486        721,300
    Payables for investments purchased                260,191        30,443      785,402      1,789,802
                                                  ------------  ------------ ------------  ------------  -------------  -----------

       Total liabilities                              468,391       542,672      929,298      2,048,192      368,096        883,953
                                                  ------------  ------------ ------------  ------------  -------------  -----------

NET ASSETS                                        120,887,237 $ 199,386,033  297,170,229 $  139,762,438$ 110,917,091  $ 326,339,498
                                                  ============  ============ ============  ============  =============  ===========
                                                                                           ,
 NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value                  10,559,273 $  17,933,117   12,241,536 $   10,374,615$  10,870,328  $  17,217,915
    Additional paid-in capital                     96,827,429   190,988,058  188,913,332    105,981,760   99,120,655    236,249,841
    Net unrealized appreciation (depreciation)       9,965,112   (11,571,357)  92,960,875     23,198,974      863,633     67,130,109
    on investments and translation
      of assets and liabilities denominated in
     foreign currencies
    Undistributed (overdistributed)  net             2,292        11,845       (6,076)      (200,244)      36,465         13,495
    investment income
    Accumulated net realized gain on investments    3,533,131     2,024,370    3,060,562        407,333       26,010      5,728,138
                                                  ------------  ------------ ------------  ------------  -------------  -----------

NET ASSETS                                        120,887,237 $ 199,386,033  297,170,229 $  139,762,438$ 110,917,091  $ 326,339,498
                                                  ============  ============ ============  ============  =============  ===========

NET ASSET VALUE PER OUTSTANDING SHARE                   1.1448$       1.1118       2.4276$       1.3472$       1.0204 $       1.8953
                                                  ============  ============ ============  ============  =============  ===========
    (Offering and redemption price)

SHARES OF CAPITAL STOCK OUTSTANDING:
     Authorized                                   200,000,000   300,000,000  200,000,000    200,000,000  200,000,000    300,000,000
     Outstanding                                  105,592,735   179,331,170  122,415,356    103,746,148  108,703,275    172,179,151

  (1)  Cost of investments in securities:         108,813,573   207,919,444  204,465,010    117,231,474  108,497,804    259,755,459

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        SHORT-TERM
                                                                   CORPORATE     GROWTH       MIDCAP     MATURITY        VALUE
                                                      BLUE CHIP      BOND        INDEX        GROWTH      BOND          INDEX
                                                      PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                     ------------ ------------ ----------- -----------  ------------  ------------
INVESTMENT INCOME:
   Interest                                           1,162,774   15,536,572      198,065     553,872    5,768,805   $    166,172
   Dividends                                          1,645,979      248,374    1,875,300     256,948                5,945,780
   Less:  Foreign withholding tax                       (39,188)      (1,022)         (74)     (1,056)                    (841)
                                                     ------------ ------------ ----------- ------------  -----------  ------------

     Total income                                     2,769,565   15,783,924    2,073,291     809,764   5,768,805      6,111,111
                                                     ------------ ------------ ----------- -----------  ------------  ------------

EXPENSES:
   Salaries                                               7,671                                 7,671
   Legal and SEC fees                                    23,779                                14,250
   Directors' fees                                          974                                   885
   Audit fees                                             6,000                                 6,000
   Investment administration                             63,141                                59,994
   Bank and custodial fees                               39,174                                52,303
   Other expenses                                        16,007                                13,361
   Management fee                                     1,061,076    1,708,143    1,297,577     961,912    571,390      1,711,895
                                                     ------------ ------------ ----------- ------------ -----------  ------------
     Total expenses                                   1,217,822    1,708,143    1,297,577   1,116,376    571,390      1,711,895

Less amount reimbursed by GW Capital Management             892                               106,368
                                                     ------------ ------------ ----------- ------------ -----------  ------------

     Net expenses                                     1,216,930    1,708,143    1,297,577   1,010,008   571,390      1,711,895
                                                     ------------ ------------ ----------- ------------ -----------  ------------

NET INVESTMENT INCOME (LOSS)                          1,552,635   14,075,781      775,714    (200,244)  5,197,415      4,399,216
                                                     ------------ ------------ ----------- ------------ -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                   8,440,873    7,554,267   13,925,743     467,938    208,232     28,395,214
   Net realized gain on futures contracts                                         931,303                              704,354
   Change in net unrealized appreciation              7,439,361   (15,986,385) 55,966,904  19,760,280    418,746      7,825,212
  (depreciation) on investments
   Change in net unrealized appreciation on futures                                64,058                              145,225
   contracts
                                                     ------------ ------------ ----------- ------------ -----------  ------------

     Net realized and unrealized gain  (loss) on     15,880,234   (8,432,118)  70,888,008  20,228,218    626,978     37,070,005
     investments
                                                     ------------ ------------ ----------- ----------- ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS 17,432,869    5,643,663   71,663,722  20,027,974  5,824,393   $ 41,469,221
                                                     ============ ============ =========== =========== ============  ============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                             ------------------------------

                                                            BLUE CHIP              CORPORATE BOND                 GROWTH INDEX
                                                            PORTFOLIO                 PORTFOLIO                     PORTFOLIO
                                                     ------------------------  ------------------------     -----------------------
                                                                -------------               -----------
                                                             1998         1997         1998         1997       1998          1997
                                                          -----------  -----------  -----------  ---------- ------------  ----------
INCREASE IN ASSETS:                                                       (A)

OPERATIONS:
 Net investment income (loss)                        $  1,552,635 $    812,490    14,075,781$  8,863,341    775,714       691,907
 Net realized gain (loss) on investments                8,440,873     (469,457)    7,554,267   5,121,817   13,925,743     5,062,977
 Net realized gain on futures contracts                                                                     931,303
 Change in net unrealized appreciation (depreciation)   7,439,361    2,525,751   (15,986,385)    645,661   55,966,904    24,723,720
 on investments
 Change in net unrealized appreciation on futures                                                           64,058
 contracts
                                                       -----------  -----------  -----------  ----------- ------------  ------------

 Net increase in net assets resulting from             17,432,869    2,868,784     5,643,663  14,630,819  71,663,722    30,478,604
 operations
                                                       -----------  -----------  -----------  ----------- ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                            (1,554,563)    (808,270)  (14,094,784) (9,506,317)   (781,425)     (692,272)
From net realized gains                               (4,438,285)                (7,012,326) (3,379,731) (11,684,037)  (4,957,094)
                                                          -----------  -----------  -----------  -------- ------------  ------------

 Total distributions                                 (5,992,848)    (808,270)  (21,107,110) (12,886,048) (12,465,462)  (5,649,366)
                                                          -----------  -----------  -----------  -------- ------------  ------------

SHARE TRANSACTIONS:
Net proceeds from sales of shares                     20,747,162   95,597,787    60,838,322  64,336,395    90,630,253    59,381,868
Reinvestment of distributions                          5,992,848      808,270    21,107,110  12,886,048    12,465,462     5,649,366
Redemptions of shares                                 (11,499,686) (4,259,679)  (25,980,341) (3,727,854)   (28,099,506) (10,627,922)
                                                     -----------  -----------  -----------  -----------   ------------  ------------

 Net increase in net assets resulting from shares    15,240,324   92,146,378    55,965,091  73,494,589    74,996,209    54,403,312
 transactions
                                                     -----------  -----------  -----------  -----------   ------------  ------------

 Total increase in net assets                        26,680,345   94,206,892    40,501,644  75,239,360    134,194,469    79,232,550

NET ASSETS:
Beginning of period                                   94,206,892            0   158,884,389  83,645,029    162,975,760   83,743,210
                                                      -----------  -----------  -----------  -----------   ------------  -----------

End of period  (1)                                    120,887,237$ 94,206,892   199,386,033$ 158,884,389   297,170,229   162,975,760
                                                      ===========  ===========  ===========  ===========  ============  ============

OTHER INFORMATION:

SHARES:
Sold                                                   18,643,931   95,499,044    50,636,522  53,016,446  42,355,796   34,500,097
Issued in reinvestment of distributions                 5,291,379      790,519    18,325,016  10,658,347  5,408,194    3,133,784
Redeemed                                               (10,452,412) (4,179,726)  (22,243,835) (3,058,615)(13,410,542)  (5,955,581)
                                                     ----------  -----------  -----------  -----------   ----------    ----------

 Net increase                                          13,482,898   92,109,837    46,717,703  60,616,178   34,353,448  31,678,300
                                                       ===========  ===========  ===========  ===========  =========== ==========

(1)  Including undistributed (overdistributed) net               2,292        4,220        11,845      30,848  (6,076)     (365)
investment income

(A) Inception date July 1, 1997.

See notes to financial statements.                                                                  (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    ---------------------------

                                                              MIDCAP GROWTH          SHORT-TERM MATURITY            VALUE INDEX
                                                                PORTFOLIO              BOND PORTFOLIO                PORTFOLIO
                                                         --------------------------------------------------  -----------------------
                                                                    -------------              -----------
                                                            1998         1997         1998        1997         1998          1997
                                                         -----------  -----------  ----------- -----------  ------------  ----------
INCREASE IN ASSETS:                                                      (A)

OPERATIONS:
    Net investment income (loss)                           (200,244)$    (35,056)   5,197,415 $ 3,218,190    4,399,216  $  3,321,905
    Net realized gain (loss) on investments                 467,938      317,747      208,232      96,257   28,395,214    12,979,936
    Net realized gain on futures contracts                                                                     704,354
    Change in net unrealized appreciation (depreciation) 19,760,280    3,438,694      418,746     303,418    7,825,212    35,953,743
    on investments
    Change in net unrealized appreciation on futures                                                           145,225
    contracts
                                                         -----------  -----------  ----------- -----------  ------------  ----------

      Net increase in net assets resulting from          20,027,974    3,721,385    5,824,393   3,617,865   41,469,221    52,255,584
      operations
                                                         -----------  -----------  ----------- -----------  ------------  ----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (5,161,244) (3,217,896)  (4,386,350)  (3,321,276)
    From net realized gains                                (294,457)     (83,895)    (211,582)     (6,818)  (23,740,601)(12,612,743)
                                                         -----------  -----------  ----------- -----------  ------------ -----------

      Total distributions                                  (294,457)     (83,895)  (5,372,826) (3,224,714) (28,126,951) (15,934,019)
                                                         -----------  -----------  ----------- -----------  ------------  ----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                    69,818,529   53,783,609   45,669,905  41,122,124   96,458,972    77,743,771
    Reinvestment of distributions                           294,457       83,895    5,372,826   3,224,714   28,126,951    15,934,019
    Redemptions of shares                                (6,788,362)    (800,697)  (18,944,752)(5,875,558) (49,010,499) (14,860,577)
                                                         -----------  -----------  ----------- -----------  ------------  ----------

      Net increase in net assets resulting from shares   63,324,624   53,066,807   32,097,979  38,471,280   75,575,424    78,817,213
      transactions
                                                         -----------  -----------  ----------- -----------  ------------  ----------

      Total increase in net assets                       83,058,141   56,704,297   32,549,546  38,864,431   88,917,694   115,138,778

NET ASSETS:
    Beginning of period                                  56,704,297            0   78,367,545  39,503,114   237,421,804  122,283,026
                                                         -----------  -----------  ----------- -----------  ------------   ---------

    End of period  (1)                                   139,762,438  56,704,297  110,917,091  78,367,545   326,339,498  237,421,804
                                                         ===========  ===========  =========== ===========  ============ ===========

OTHER INFORMATION:

SHARES:
Sold                                                     57,966,149   51,914,438   44,511,698  40,679,643   51,633,241    46,501,145
Issued in reinvestment of distributions                     244,195       79,243    5,264,745   3,194,509   15,012,711     8,953,668
Redeemed                                                 (5,694,415)    (763,462)  (18,403,703)(5,792,498)  (25,378,077) (8,657,763)
                                                         -----------  -----------  ----------- -----------  ------------  ----------

    Net increase                                         52,515,929   51,230,219   31,372,740  38,081,654   41,267,875    46,797,050
                                                         ===========  ===========  =========== ===========  ============  ==========

(1)  Including undistributed (overdistributed) net         (200,244)     (35,056)      36,465         294       13,495           629
investment income

(A) Inception date July 1, 1997.

See notes to financial statements.                                                               (Concluded)

MAXIM SERIES FUND, INC.

BLUE CHIP PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------


Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                                            Year Ended December 31,
                                                                   ------------------------------------------
                                                                         1998                     1997
                                                                   ------------------       -----------------
                                                                                                  (A)
Net Asset Value, Beginning of Year                                $       1.0228          $       1.0000

Income From Investment Operations

Net investment income                                                     0.0157                  0.0089
Net realized and unrealized gain                                          0.1655                  0.0228
                                                                   ------------------       -----------------

Total Income From Investment Operations                                   0.1812                  0.0317
                                                                   ------------------       -----------------

Less Distributions

From net investment income                                               (0.0157)                (0.0089)

From net realized gains                                                  (0.0435)
                                                                   ------------------       -----------------

Total Distributions                                                      (0.0592)                (0.0089)
                                                                   ------------------       -----------------

Net Asset Value, End of Year                                      $       1.1448          $       1.0228
                                                                   ==================       =================

Total Return                                                             17.85%                   3.17%

Net Assets, End of Year                                           $   120,887,237         $    94,206,892

Ratio of Expenses to Average Net Assets:
     Before reimbursement                                                  1.15%                  1.15% *
     After reimbursement #                                                 1.15%                  1.14% *

Ratio of Net Investment Income to Average Net Assets                       1.46%                  1.78% *

Portfolio Turnover Rate                                                  287.17%                111.45%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $301,523,208 and $281,082,327, respectively.

(A) The portfolio commenced operations on July 1, 1997.

* Annualized

# Percentage is shown net of expenses reimbursed by GW Capital Management, LLC.

                                               (Continued)

MAXIM SERIES FUND, INC.

CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                             Year Ended December 31,
                                         --------------------------------------------------------------------
                                             1998           1997         1996          1995         1994
                                         --------------  -----------  ------------  -----------  ------------
                                                                                                     (A)
Net Asset Value, Beginning of Year            1.1981   $     1.1618 $      1.1521 $      0.9716$     1.0000

Income From Investment Operations

Net investment income                         0.0838         0.0764        0.0825        0.0842      0.0137
Net realized and unrealized gain (loss)      (0.0429)        0.0689        0.0324        0.1994     (0.0284)
                                         --------------  -----------  ------------  -----------  ------------

Total Income (Loss) From Investment
   Operations                                 0.0409         0.1453        0.1149        0.2836     (0.0147)
                                         --------------  -----------  ------------  -----------  ------------

Less Distributions

From net investment income                   (0.0839)       (0.0762)      (0.0825)      (0.1001)    (0.0137)
From net realized gains                      (0.0433)       (0.0328)      (0.0227)      (0.0030)
                                         --------------  -----------  ------------  -----------  ------------

Total Distributions                          (0.1272)       (0.1090)      (0.1052)      (0.1031)    (0.0137)
                                         --------------  -----------  ------------  -----------  ------------

Net Asset Value, End of Year                  1.1118   $     1.1981 $      1.1618 $      1.1521$     0.9716
                                         ==============  ===========  ============  ===========  ============

Total Return                                  3.43%         12.70%        10.35%        30.19%      (1.47)%

Net Assets, End of Year                   199,386,033  $ 158,884,389$ 83,645,029  $ 45,530,190 $ 13,713,195

Ratio of Expenses to Average Net Assets       0.90%           0.90%        0.90%         0.90%       1.08% *

Ratio of Net Investment Income to
  Average Net Assets                          7.41%           7.14%        7.68%         7.89%       8.64% *

Portfolio Turnover Rate                      55.47%          52.69%       40.02%        24.70%       9.45%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $151,069,300 and $101,598,707, respectively.

(A) The portfolio commenced operations on November 1, 1994.


                                                                                                 (Continued)




MAXIM SERIES FUND, INC.

GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:



                             Year Ended December 31,
                                        -----------------------------------------------------------------------
                                            1998           1997          1996           1995          1994
                                        --------------  ------------  ------------  -------------  ------------

Net Asset Value, Beginning of Year    $    1.8507     $   1.4852    $     1.3459  $     1.0120   $     1.0064

Income From Investment Operations

Net investment income                      0.0070         0.0085          0.0114        0.0127         0.0133
Net realized and unrealized gain           0.6769         0.4241          0.2851        0.3432         0.0056
                                        --------------  ------------  ------------  -------------  ------------

Total Income From Investment               0.6839         0.4326          0.2965        0.3559         0.0189
Operations

Less Distributions

From net investment income                (0.0070)       (0.0085)        (0.0114)      (0.0165)       (0.0133)
From net realized gains                   (0.1000)       (0.0586)        (0.1458)      (0.0055)
                                        --------------  ------------  ------------  -------------  ------------

Total Distributions                       (0.1070)       (0.0671)        (0.1572)      (0.0220)       (0.0133)
                                        --------------  ------------  ------------  -------------  ------------

Net Asset Value, End of Year          $    2.4276     $   1.8507    $     1.4852  $     1.3459   $     1.0120
                                        ==============  ============  ============  =============  ============

Total Return                               37.28%         29.26%         22.10%        35.29%          1.93%

Net Assets, End of Year               $  297,170,229  $ 162,975,760 $  83,743,210 $  43,515,299  $  14,171,307

Ratio of Expenses to Average Net            0.60%          0.60%          0.60%         0.60%          0.60%
Assets

Ratio of Net Investment Income
to Average Net Assets                       0.36%          0.54%          0.83%         1.15%          1.57%

Portfolio Turnover Rate                    26.48%         21.52%         41.55%        17.90%         18.50%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $117,491,258 and $56,327,645, respectively.

                                                                                                   (Continued)




MAXIM SERIES FUND, INC.

MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                                              Year Ended December 31,
                                                                       ---------------------------------------
                                                                            1998                   1997
                                                                       ----------------      -----------------
                                                                                                   (A)
Net Asset Value, Beginning of Year                                  $       1.1069         $       1.0000

Income From Investment Operations

Net investment income (loss)                                               (0.0016)
Net realized and unrealized gain                                            0.2471                 0.1086
                                                                       ----------------      -----------------

Total Income From Investment Operations                                     0.2455                 0.1086
                                                                       ----------------      -----------------

Less Distributions

From net realized gains                                                    (0.0052)               (0.0017)
                                                                       ----------------      -----------------

Total Distributions                                                        (0.0052)               (0.0017)
                                                                       ----------------      -----------------

Net Asset Value, End of Year                                        $       1.3472         $       1.1069
                                                                       ================      =================

Total Return                                                               22.23%                 10.86%

Net Assets, End of Year                                             $    139,762,438       $     56,704,297

Ratio of Expenses to Average Net Assets:
    Before reimbursement                                                    1.16%                  1.30% *
    After reimbursement #                                                   1.05%                  1.05% *

Ratio of Net Investment Income to Average Net Assets                       (0.21)%                (0.16)% *

Portfolio Turnover Rate                                                    52.50%                 24.28%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $120,493,581 and $45,527,992, respectively.

(A) The portfolio commenced operations on July 1, 1997.

* Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

                                                           (Continued)

MAXIM SERIES FUND, INC.

SHORT-TERM MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998, 1997, 1996 and 1995 are as follows:


                                                                    Year Ended December 31,
                                                   ----------------------------------------------------------
                                                       1998            1997           1996          1995
                                                   --------------  -------------  ------------- -------------
                                                                                                    (A)
Net Asset Value, Beginning of Year               $     1.0134    $      1.0065  $      1.0092       1.0000

Income From Investment Operations

Net investment income                                  0.0546           0.0534         0.0489       0.0194
Net realized and unrealized gain (loss)                0.0087           0.0070        (0.0027)      0.0105
                                                   --------------  -------------  ------------- -------------

Total Income From Investment Operations                0.0633           0.0604         0.0462       0.0299

Less Distributions

From net investment income                            (0.0543)         (0.0534)       (0.0489)     (0.0207)
From net realized gains                               (0.0020)         (0.0001)
                                                   --------------  -------------  ------------- -------------

Total Distributions                                   (0.0563)         (0.0535)       (0.0489)     (0.0207)
                                                   --------------  -------------  ------------- -------------

Net Asset Value, End of Year                     $     1.0204    $      1.0134  $      1.0065       1.0092
                                                   ==============  =============  ============= =============

Total Return                                           6.36%            6.14%          4.70%        3.02%

Net Assets, End of Year                          $  110,917,091  $  78,367,545  $  39,503,114    15,618,670

Ratio of Expenses to Average Net Assets                0.60%            0.60%          0.60%        0.53%*

Ratio of Net Investment Income to Average Net          5.45%            5.47%          5.15%        4.61%*
Assets

Portfolio Turnover Rate                               37.33%           84.59%         51.71%       97.87%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $73,139,704 and $34,240,284, respectively.


(A) The portfolio commenced operations on August 1, 1995.

* Annualized

                                                                (Continued)

MAXIM SERIES FUND, INC.

VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995 and 1994 is as follows:

                             Year Ended December 31,
                                       ----------------------------------------------------------------------
                                           1998           1997           1996          1995         1994
                                       --------------  ------------  -------------  -----------  ------------

Net Asset Value, Beginning of Year   $      1.8136       1.4538    $      1.2623  $     0.9614 $      1.0118

Income From Investment Operations

Net investment income                       0.0279       0.0278           0.0298        0.0305        0.0253
Net realized and unrealized gain            0.2301       0.4631           0.2287        0.3198       (0.0504)
(loss)
                                       --------------  ------------  -------------  -----------  ------------

Total Income (Loss) From Investment
Operations                                  0.2580       0.4909           0.2585        0.3503       (0.0251)
                                       --------------  ------------  -------------  -----------  ------------

Less Distributions

From net investment income                 (0.0278)     (0.0278)         (0.0298)      (0.0359)      (0.0253)
From net realized gains                    (0.1485)     (0.1033)         (0.0372)      (0.0135)
                                       --------------  ------------  -------------  -----------  ------------

Total Distributions                        (0.1763)     (0.1311)         (0.0670)      (0.0494)      (0.0253)
                                       --------------  ------------  -------------  -----------  ------------

Net Asset Value, End of Year         $      1.8953   $   1.8136    $      1.4538  $     1.2623 $      0.9614
                                       ==============  ============  =============  ===========  ============

Total Return                               14.48%        34.08%          20.63%        36.80%        (2.49)%

Net Assets, End of Year              $  326,339,498  $ 237,421,804 $  122,283,026 $  65,183,898$ 25,610,474

Ratio of Expenses to Average Net            0.60%         0.60%           0.60%        0.60%          0.60%
Assets

Ratio of Net Investment Income
  to Average Net Assets                     1.54%         1.83%           2.38%        2.87%          3.18%

Portfolio Turnover Rate                    39.67%        26.03%          16.31%       18.11%         16.88%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $177,712,342 and $111,264,436, respectively.




                                 (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------


1.      HISTORY OF THE FUND

        Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 as an open-end management investment company. Interests in the Blue Chip, Corporate Bond, Growth Index, MidCap Growth, Short-Term Maturity Bond, and Value Index Portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account, FutureFunds Series Account II, Maxim Series Account, Qualified Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company (the Company), to fund benefits under variable annuity contracts issued by the Company and to the TNE Series (k) Account of Metropolitan Life Insurance Company ("Met") to fund benefits under variable annuity contracts issued by Met. Shares of the Fund are also sold to the Profile Portfolios of the Fund which are sold only to FutureFunds Series Account of the Company to fund benefits under variable annuity contracts.


2.      SIGNIFICANT ACCOUNTING POLICIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

        Dividends

        Dividends  from  investment  income  of  the  Short-Term  Maturity  Bond
        Portfolio are declared and reinvested quarterly. Dividends from investment income of the Blue Chip, Corporate Bond, Growth Index, MidCap Growth, and the Value Index Portfolios are declared and reinvested semi-annually. Dividends from capital gains of all Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

        Security Transactions

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Blue Chip, Corporate Bond, Growth Index, MidCap Growth, and Value Index Portfolios and specific lot selection for the Short-Term Maturity Bond Portfolio.

        Security Valuation

        Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Short-term and money market securities are valued at amortized cost which approximates market value.

        The Portfolios may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost and fair value of these restricted securities held at December 31, 1998 were as follows:


                              Corporate         Short-Term Maturity
                            Bond Portfolio          Bond Portfolio
                          -------------------- -------------------------

 Aggregate Cost              16,795,732             3,993,960
 Aggregate Fair Value        14,273,470             4,038,400
 Percent of Net Assets            7.16%                 3.64%


        Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.

        Foreign Currency Translations

     The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

        Financial Futures Contracts

        The index funds may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made or received by the funds each day, depending on the daily fluctuations in the fair value of the underlying security. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of future transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.




        Federal Income Taxes

        For federal income tax purposes, each Portfolio of the Fund qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary income and capital gains) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

        Classification of Distributions to Shareholders

        Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

        The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. In the MidCap Growth Portfolio, overdistibutions of net investment income of $35,056 have been reclassified to Additional Paid-In Capital.


3.      INVESTMENT ADVISORY AGREEMENT

        The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Growth Index Portfolio, Short-Term Maturity Bond Portfolio, and Value Index Portfolio; .90% of the average daily net assets of the Corporate Bond Portfolio; and 1.00% of the average daily net assets of the Blue Chip Portfolio, and MidCap Growth Portfolio. However, the investment advisor shall pay any expenses of the Fund which exceed an annual rate, including management fees, of 1.15% and 1.05% of the average daily net assets of the Blue Chip and MidCap Growth Portfolios, respectively.

        Expenses incurred by the Fund, which are not portfolio specific, are allocated among the Portfolios based on relative net assets or other appropriate allocation methods. For certain funds, the management fee encompasses other fund operating expenses.





4.      UNREALIZED APPRECIATION (DEPRECIATION)

        Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:

                               Gross             Gross              Net
                            Appreciation     Depreciation       Unrealized
                                                               Appreciation

 Blue Chip Portfolio         11,963,639   $   (1,998,527)   $     9,965,112

 Corporate Bond Portfolio    10,846,871      (22,418,228)       (11,571,357)

 Growth Index Portfolio      99,663,725       (6,766,908)        92,896,817

 MidCap Growth Portfolio     29,326,367       (6,127,393)        23,198,974

 Short-Term Maturity Bond     1,056,301         (192,668)           863,633
 Portfolio

 Value Index Portfolio       76,846,594       (9,861,710)        66,984,884


5.      FUTURES CONTRACTS

        The following financial futures contracts were held at December 31, 1998:

       Portfolio          S&P 500          Expiration          Unrealized Gain
                         Contracts

Growth Index Portfolio       14            March 1999               64,058
Value Index Portfolio        13            March 1999              145,225

The Maxim Series Fund

Blue Chip Portfolio

BONDS

CANADIAN - PROVINCIAL --- 1.8%
  1,474,000 Ontario Province                                           1,022,822
            6.125% September 12, 2007
  1,546,000 Ontario Province                                           1,122,905
            6.500% March 8, 2029
                                                                      $2,145,727

GAS --- 0.7%
    810,000 Sonat Inc                                                    827,803
            7.000% February 1, 2018
                                                                        $827,803

U.S. GOVERNMENTS --- 9.5%
  3,100,000 United States of America                                   3,464,746
            Treasury Bonds
            6.250% August 15, 2023
  2,000,000 United States of America                                   2,008,032
            Treasury Notes
            4.625% November 30, 2000
  2,000,000 United States of America                                   2,015,620
            Treasury Notes
            4.750% November 15, 2008
  2,000,000 United States of America                                   1,974,380
            Treasury Notes
            4.250% November 15, 2003
  1,775,000 United States of America                                   1,795,519
            Treasury Notes
            5.500% May 31, 2000
                                                                     $11,258,297

TOTAL BONDS --- 12.0%                                                $14,231,827
(Cost $13,989,383)

COMMON STOCK

COMMUNICATIONS --- 2.3%
     37,500 Granada Group                                                662,203
     22,775 Mediaone Group Inc                                         1,070,425
     17,100 Tele-Communications Inc*                                     945,835
                                                                      $2,678,463

CONSUMER SERVICES --- 22.4%
     25,000 Baxter International Inc                                   1,607,800
     30,200 Becton Dickinson & Co                                      1,289,147
     32,000 Biomet Inc                                                 1,288,000
     14,600 Bristol-Myers Squibb Co                                    1,953,655
     13,675 Eli Lilly & Co                                             1,215,366
     70,000 Humana Inc*                                                1,246,840
     14,600 Johnson & Johnson                                          1,224,575
     15,000 Merck & Co Inc                                             2,215,305
     55,700 Merck KGAA*                                                2,506,751
        700 Novartis AG                                                1,376,347
     25,900 Rhone-Poulenc SA sponsored ADR                             1,301,475
     50,100 Sankyo Co Ltd                                              1,095,300
      8,725 Schering AG                                                1,096,842
     69,925 Service Corporation International                          2,661,485
     26,125 Smithkline Beecham PLC                                     1,815,688
     56,500 Stewart Enterprises Inc Class A                            1,257,125
     57,000 Tenet Healthcare Corp*                                     1,496,250
                                                                     $26,647,951

CREDIT INSTITUTIONS --- 2.6%
      5,900 American Express Co                                          603,275
      9,200 Comerica Inc                                                 627,320
     12,300 First Union Corp                                             747,988
     10,200 PNC Bank Corp                                                552,075
     12,800 Union Planters Corp                                          579,994
                                                                      $3,110,652

ELECTRIC --- 0.9%
     14,500 Cinergy Corp                                                 498,437
     19,000 Northern States Power Co                                     527,250
                                                                      $1,025,687

ELECTRONICS - HIGH TECH --- 5.1%
     22,600 General Electric Co                                        2,306,601
     14,900 International Business Machines Corp                       2,752,775
     11,800 Sun Microsystems Inc*                                      1,010,375
                                                                      $6,069,751

GAS --- 2.4%
     69,700 MCN Corp                                                   1,328,621
     22,000 Questar Corp                                                 426,250
     40,300 Sonat Inc                                                  1,090,599
                                                                      $2,845,470

HOLDING & INVEST. OFFICES --- 4.1%
     38,100 Chase Manhattan Corp                                       2,593,162
        800 Nestle SA                                                  1,741,917
     13,500 Summit Bancorp                                               589,775
                                                                      $4,924,854

INDUSTRIAL SERVICES --- 1.8%
     27,000 Computer Associates International Inc                      1,150,875
     11,900 Oracle Systems Corp*                                         513,188
     24,300 Platinum Technology Inc*                                     464,738
                                                                      $2,128,801

INSURANCE --- 5.1%
     38,500 Allstate Corp                                              1,487,062
      6,550 American International Group Inc                             632,894
     18,925 Chubb Capital Corp                                         1,227,759
     36,300 Citigroup Inc                                              1,796,850
     11,000 Travelers Property Casualty Corp                             341,000
     15,075 WR Berkley Corp                                              513,485
                                                                      $5,999,050

MFTG - CONSUMER PRODS. --- 9.7%
     31,200 Coca-Cola Co                                               2,086,500
      3,800 Colgate-Palmolive Co                                         352,925
     44,825 Dial Corp                                                  1,294,322
     11,150 Hershey Foods Corp                                           693,385
      7,200 New York Times Co Class A                                    249,746
     47,775 Philip Morris Companies Inc                                2,555,963
     38,700 RJR Nabisco Holdings Corp                                  1,148,887
      8,300 Synthelabo                                                 1,757,392
     10,375 Tribune Co                                                   684,750
      1,300 Washington Post Co Class B                                   751,318
                                                                     $11,575,188

MFTG - INDUSTRIAL PRODS --- 15.2%
     37,100 Abbott Laboratories                                        1,817,900
     23,700 American Home Products Corp                                1,334,594
     28,800 Bayer AG                                                   1,201,944
     14,300 EI DuPont De Nemours & Co                                    758,787
     36,900 Glaxo Wellcome PLC                                         2,564,550
     10,200 Kimberly-Clark Corp                                          555,900
     12,300 Minnesota Mining & Manufacturing Co                          874,838
     11,300 Pfizer Inc                                                 1,417,438
     21,500 Pharmacia & Upjohn Inc                                     1,217,438
     25,100 Rhone-Poulenc SA                                           1,292,017
     61,100 USX-Marathon Group                                         1,840,638
     11,900 Warner-Lambert Co                                            894,725
     53,800 Zeneca Group                                               2,340,006
                                                                     $18,110,775

MINING --- 1.4%
     46,300 Barrick Gold Corp                                            902,850
     25,700 Homestake Mining Co                                          236,106
     47,600 Placer Dome Inc                                              547,400
                                                                      $1,686,356

OIL & GAS --- 6.5%
     32,600 Atlantic Richfield Co                                      2,127,150
     86,700 BJ Services Company USA*                                   1,354,687
     34,600 Conoco Inc*                                                  722,275
     15,200 Mobil Corp                                                 1,324,300
     30,400 Phillips Petroleum Co                                      1,295,800
     30,900 UnoCal Corp                                                  901,878
                                                                      $7,726,090

RAILROADS --- 1.1%
     24,400 Canadian National Railway Co                               1,265,750
                                                                      $1,265,750

RETAIL TRADE --- 1.7%
     37,800 Hannaford Brothers Co                                      2,003,400
                                                                      $2,003,400

TELEPHONE --- 2.2%
     19,100 Bell Atlantic Corp                                         1,012,300
     25,450 GTE Corp                                                   1,654,250
                                                                      $2,666,550

WHOLESALE TRADE -CONSUMER --- 0.7%
      9,200 Procter & Gamble Co                                          840,070
                                                                        $840,070

TOTAL COMMON STOCK --- 85.3%                                        $101,304,858
(Cost $91,582,190)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 2.7%
  3,242,000 Canadian Imperial Bank of Commerce                         3,242,000
                                                                      $3,242,000

TOTAL SHORT-TERM INVESTMENTS --- 2.7%                                 $3,242,000
(Cost $3,242,000)

TOTAL BLUE CHIP PORTFOLIO --- 100.0%                                $118,778,685
(Cost $108,813,573)

The Maxim Series Fund

Corporate Bond Portfolio

BONDS

AIR --- 0.0%
     80,300 NWA Trust                                                     90,490
            Notes
            9.360% March 10, 2006
                                                                         $90,490

CANADIAN - FEDERAL --- 3.3%
  5,000,000 BC Generic Residual                                          630,897
            Debentures
            5.760% November 19, 2027
  4,650,000 Canadian Residual                                            872,688
            Debentures
            5.380% June 1, 2022
 30,300,000 Canadian Residual                                          5,024,039
            Debentures
            5.240% June 1, 2025
                                                                      $6,527,624

CANADIAN - PROVINCIAL --- 12.1%
    275,000 British Columbia                                             224,253
            Debentures
            7.875% November 30, 2023
  5,000,000 British Columbia                                             758,443
            Principal Strips
            5.760% August 23, 2024
  2,500,000 British Columbia                                             475,044
            Principal Strips
            5.760% September 5, 2020
  9,815,000 British Columbia                                           1,689,378
            Principal Strips
            5.750% June 9, 2022
  1,350,000 British Columbia                                           1,137,489
            Debentures
            8.000% September 8, 2023
  6,500,000 British Columbia                                           1,855,632
            Principal Strips
            5.700% August 23, 2013
 11,415,000 British Columbia                                           1,941,003
            Principal Strips
            5.760% August 19, 2022
  1,400,000 British Columbia                                             381,363
            Principal Strips
            5.720% June 9, 2014
  5,000,000 Hydro-Quebec                                                 892,920
            Government Guaranteed Bonds
            6.070% August 15, 2020
  5,000,000 MP Generic Residual                                          536,539
            Zero Coupon Bonds
            5.680% March 5, 2031
  5,373,000 Manitoba                                                   4,507,663
            Bonds
            7.750% December 22, 2025
  3,800,000 Manitoba Province                                          2,757,207
            Debentures
            6.500% September 22, 2017
    500,000 Newfoundland                                                 333,181
            Debentures
            6.150% April 17, 2028
  3,650,000 Ontario Residual                                             519,936
            Zero Coupon Bonds
            5.720% December 2, 2025
  4,800,000 Ontario Residual                                             827,435
            Zero Coupon Bonds
            5.720% July 13, 2022
 11,300,000 Ontario Residual                                           1,492,744
            Zero Coupon Bonds
            5.690% June 2, 2027
  5,091,872 Province of Alberta                                        3,520,605
            Debentures
            5.930% September 16, 2016
                                                                     $23,850,835

COMMUNICATIONS --- 5.5%
  2,500,000 Arch Communications Group Inc                              1,475,000
            Senior Discount Notes
            15.240% March 15, 2008
    250,000 CBS Inc                                                      253,323
            Senior Notes
            7.125% November 1, 2023
    500,000 Century Communications Corp                                  533,750
            Debentures
            8.375% November 15, 2017
    500,000 Clearnet Communications                                      174,888
            Senior Discount Notes
            11.750% May 15, 2008
  2,000,000 Clearnet Communications                                      797,163
            Senior Discount Notes
            12.830% August 13, 2007
  3,325,000 Nextel Communications Inc                                  2,028,250
            Senior Discount Notes
            10.190% October 31, 2007
    500,000 Nextlink Communications Inc                                  287,500
            Senior Discount Notes
            11.430% April 15, 2008
    125,000 Piltel International Holdings                                 64,584
            Convertible Company Guaranteed Bonds
            1.750% July 17, 2006
    300,000 Rogers Communications Inc                                    193,500
            Convertible Debentures
            2.000% November 26, 2005
  2,075,000 Tele-Communications Inc                                    2,261,231
            Senior Notes
            7.125% February 15, 2028
    500,000 Tele-Communications Inc                                      591,970
            Debentures
            7.875% February 15, 2026
  1,850,000 Westinghouse Electric Corp                                 2,052,131
            Debentures
            7.875% September 1, 2023
                                                                     $10,713,290

CONSTRUCTION --- 0.4%
    500,000 Pulte Corp                                                   499,215
            Senior Notes
            7.300% October 24, 2005
    450,000 Schuler Homes Inc                                            378,000
            Convertible Subordinated Debentures
            6.500% January 15, 2003
                                                                        $877,215

CONSUMER SERVICES --- 1.7%
    250,000 AMF Bowling Worldwide                                        143,750
            Senior Discount Notes
            17.430% March 15, 2006
  1,250,000 Bausch & Lomb Inc                                          1,244,550
            Debentures
            7.125% August 1, 2028
    250,000 Columbia/HCA Healthcare                                      221,268
            Medium Term Notes
            7.580% September 15, 2025
  2,000,000 Columbia/HCA Healthcare Corp                               1,690,840
            Notes
            7.050% December 1, 2027
                                                                      $3,300,408

CREDIT INSTITUTIONS --- 0.7%
    350,000 DR Structured Finance Corp                                   319,830
            Debentures
            7.430% August 15, 2018
    200,000 DR Structured Finance Corp                                   193,760
            Pass Through Certificates
            8.550% August 15, 2019
    950,000 Sappi BVI Finance Ltd                                        852,625
            Convertible Bonds
            7.500% August 1, 2002
                                                                      $1,366,215

ELECTRIC --- 4.0%
    500,000 AES Corp                                                     481,250
            Senior Subordinated Notes
            8.875% November 1, 2027
    500,000 Boston Edison Co                                             537,085
            Debentures
            7.800% March 15, 2023
    226,000 Commonwealth Edison Co                                       201,804
            Debentures
            4.750% December 1, 2011
  1,000,000 Commonwealth Edison Co                                     1,143,360
            Company Guaranteed Bonds
            8.500% January 15, 2027
    350,000 Empresa Nacional de Electridad SA                            217,000
            Convertible Subordinated Debentures
            5.000% March 15, 2004
  1,000,000 Korea Electric Power                                         837,400
            Debentures
            7.750% April 1, 2013
    500,000 Korea Electric Power                                         414,580
            Debentures
            7.000% February 1, 2027
  1,014,401 Korea Electric Power                                         835,734
            Debentures
            7.400% April 1, 2016
    917,205 Mobil Energy Services LLC                                    243,059
            First Mortgage Bonds
            8.665% January 1, 2017
    250,000 National Power Corp                                          205,000
            Yankee Bond
            9.625% May 15, 2028
    500,000 Quezon Power Ltd                                             340,000
            Bonds
            8.860% June 15, 2017
  1,300,000 Tata Electric Co#                                            984,750
            Bonds
            8.500% August 19, 2017
  2,500,000 Tenaga Nasional Berhad#                                    1,321,350
            Debentures
            7.500% November 1, 2025
                                                                      $7,762,372

ELECTRONICS - HIGH TECH --- 5.4%
    500,000 Apple Computer Inc                                           721,250
            Convertible Subordinated Notes
            6.000% June 1, 2001
  1,300,000 Apple Computer Inc                                         1,196,000
            Notes
            6.500% February 15, 2004
  1,000,000 Broadband Technologies Inc                                   380,000
            Convertible Subordinated Notes
            5.000% May 15, 2001
    650,000 Cirrus Logic Inc                                             475,313
            Debentures
            6.000% December 15, 2003
    150,000 EDO Corp                                                     112,313
            Convertible Bonds
            7.000% December 15, 2011
    200,000 Intevac Inc                                                  121,000
            Convertible Subordinated Notes
            6.500% March 1, 2004
    500,000 Korea Electric Power                                         427,380
            Debentures
            6.750% August 1, 2027
    600,000 Lam Research Corp                                            471,000
            Convertible Subordinated Notes
            5.000% September 1, 2002
    250,000 Maxtor Corp                                                  160,000
            Convertible Debentures
            5.750% March 1, 2012
    150,000 National Semiconductor Corp                                  132,000
            Convertible Subordinated Debentures
            6.500% October 1, 2002
    700,000 Read-Rite Corp                                               510,125
            Convertible Subordinated Notes
            6.500% September 1, 2004
     50,000 Richardson Electronics Ltd                                    40,750
            Convertible Debentures
            7.250% December 15, 2006
    250,000 Samsung Corp                                                 230,625
            Convertible Bonds
            .250% June 26, 2006
  1,000,000 Seagate Technology Inc                                       947,630
            Debentures
            7.875% March 1, 2017
  1,500,000 Seagate Technology Inc                                     1,453,275
            Debentures
            7.450% March 1, 2037
  2,500,000 Seagate Technology Inc                                     2,421,125
            Senior Notes
            7.370% March 1, 2007
    100,000 Silicon Graphics Inc                                          81,750
            Convertible Senior Notes
            5.250% September 1, 2004
     62,332 Streamlogic Corp*                                                623
            Notes
            14.000% October 7, 2000
    850,000 Total Access Communication                                   637,500
            Convertible Bonds
            2.000% May 31, 2006
    515,000 Zenith Electronics Corp                                       77,250
            Convertible Subordinated Debentures
            6.250% April 1, 2011
                                                                     $10,596,909

ENVIRONMENTAL SERVICES --- 0.4%
    350,000 Air & Water Technologies Corp                                266,000
            Convertible Debentures
            8.000% May 15, 2015
    725,000 Molten Metal Technology Inc*                                       0
            Subordinated Notes
            5.500% May 1, 2006
    575,000 Molten Metal Technology Inc*                                  31,625
            Convertible Subordinated Notes
            5.500% May 1, 2006
    495,000 Ogden Corp                                                   476,438
            Eurodollar Convert Suborbinated Bonds
            5.750% October 20, 2002
                                                                        $774,063

FINANCIAL SERVICES --- 5.0%
  1,000,000 AMP Property LP                                              933,170
            Bonds
            7.500% June 30, 2018
  1,200,000 APP Finance VII Mauritius                                    666,960
            Convertible Notes Guaranteed
            3.500% April 30, 2003
    375,000 APP Finance VII Mauritius#                                   210,938
            Convertible Notes Guaranteed
            3.500% April 30, 2003
    700,000 Bell Atlantic Financial Services                             725,375
            Convertible Bonds
            5.750% April 1, 2003
  2,000,000 First Industrial Realty Trust                              1,769,020
            Notes
            7.600% July 15, 2028
  2,000,000 KN Capital Trust III                                       1,878,010
            Company Guaranteed Bonds
            7.630% April 15, 2028
    250,000 PYCSA Panama#                                                195,000
            Bonds
            10.280% December 15, 2012
  2,000,000 Pan Pacific Ind#                                             695,580
            Notes
            13.090% April 28, 2007
  2,900,000 Pindo Deli Fin Mauritius                                   1,392,000
            Yankee Notes
            10.875% October 1, 2027
  1,100,000 Pindo Deli Fin Mauritius                                     598,125
            Company Guaranteed Bonds
            10.750% October 1, 2007
    500,000 Siam Commercial Bank#                                        245,000
            Bonds
            7.500% March 15, 2006
    875,000 Tjiwi Kimia FN Mauritius                                     459,375
            Yankee Bonds
            10.000% August 1, 2004
                                                                      $9,768,553

FOREIGN BANKS --- 5.7%
  1,600,000 Bangkok Bank Public Co Ltd                                   642,000
            Convertible Bonds
            3.250% March 3, 2004
  3,800,000 Bangkok Bank Public Co Ltd#                                2,204,000
            Subordinated Notes
            8.375% January 15, 2027
    350,000 Bangkok Bank Public Co Ltd#                                  194,338
            Subordinated Notes
            8.250% March 15, 2016
 19,425,000 International Bank for Reconstruction & Development        6,008,543
            Senior Notes
            8.160% August 20, 2007
  1,000,000 International Bank for Reconstruction and Development        573,548
            Debentures
            8.000% May 23, 2007
    400,000 Siam Commercial Bank                                         152,000
            Convertible Bonds
            3.250% January 24, 2004
  2,625,000 Thai Farmers Bank#                                         1,475,828
            Subordinated Bonds
            8.250% August 21, 2016
                                                                     $11,250,257

FOREIGN GOVERNMENTS --- 9.0%
  1,000,000 Bangko Sentral Pilipinas                                     841,250
            Bonds
            8.600% June 15, 2027
  1,250,000 Ecuador                                                      527,125
            Global Bonds
            9.550% February 28, 2025
    848,745 Equador                                                      343,827
            Global Bearer Bonds
            6.406% February 27, 2015
 15,900,000 Ontario Hydro Generic Residual                             2,871,250
            Zero Coupon
            5.710% October 15, 2021
    200,000 Petro Mexicanos#                                             144,000
            Debentures
            8.625% December 1, 2023
  7,500,000 Republic Of South Africa                                   1,091,438
            Bonds
            12.000% February 28, 2005
    250,000 Republic of Argentina                                        179,688
            Brady Bond
            5.750% March 31, 2023
  4,710,480 Republic of Brazil                                         2,758,457
            Capitalization Bonds
            8.000% April 15, 2014
  6,550,000 Republic of Brazil                                         4,404,875
            Debentures
            10.125% May 15, 2027
  2,500,000 Republic of South Africa                                     369,470
            Bonds
            13.500% September 15, 2015
  4,500,000 Republic of South Africa                                     643,364
            Bonds
            12.500% December 21, 2006
  6,615,000 SCDA Generic Residual                                        980,175
            Zero Coupon
            24.440% May 30, 2005
  4,250,000 Venezuela                                                  2,592,500
            Debentures
            9.250% September 15, 2027
                                                                     $17,747,419

FORESTRY --- 0.1%
    125,000 Advance Argo Public Company Ltd                              106,250
            Convertible Unsubordinated Notes
            3.500% June 17, 2001
                                                                        $106,250

GAS --- 1.2%
  1,000,000 KN Energy Inc                                                992,420
            Debentures
            7.250% March 1, 2028
    132,500 NorAm Energy Corp                                            127,200
            Convertible Subordinated Debentures
            6.000% March 15, 2012
  1,250,000 Tennessee Gas Pipeline                                     1,275,413
            Debentures
            7.000% October 15, 2028
                                                                      $2,395,033

HIGHWAYS --- 0.0%
    175,000 Builders Transport Inc*                                          228
            Convertible Subordinated Debentures
            8.000% August 15, 2005
                                                                            $228

HOLDING & INVEST. OFFICES --- 1.4%
    750,000 Federal Realty Investment Trust                              699,375
            Convertible Bonds
            5.250% October 28, 2003
  2,000,000 Security Capital Industrial Trust                          1,874,900
            Debentures
            7.625% July 1, 2017
    250,000 Sizeler Property Investors Inc                               235,000
            Convertible Subordinated Debentures
            8.000% July 15, 2003
                                                                      $2,809,275

INDUSTRIAL PRODS & SVCS --- 1.6%
  1,260,000 Hyundai Motor Co#                                            989,100
            Bonds
            7.600% July 15, 2007
    250,000 Petroleos Mexicanos                                          203,750
            Company Guaranteed Bonds
            9.500% September 15, 2027
  1,750,000 Samsung Electronics Co#                                    1,181,250
            Bonds
            7.700% October 1, 2027
    265,000 Telekom Malaysia Berhad                                      194,828
            Unsubordinated Bonds
            4.000% October 3, 2004
    700,000 Total Access Communications#                                 476,000
            Bonds
            8.375% November 4, 2006
    250,000 Total Access Communications#                                 180,000
            Notes
            7.625% November 4, 2001
                                                                      $3,224,928

INSURANCE --- 1.7%
  4,105,000 Loews Corp                                                 3,263,475
            Convertible Subordinated Notes
            3.125% September 15, 2007
                                                                      $3,263,475

MFTG - CONSUMER PRODS. --- 14.4%
    750,000 Borden Inc                                                   664,568
            Debentures
            7.875% February 15, 2023
  1,000,000 Burlington Industries Inc                                    942,710
            Bonds
            7.250% August 1, 2027
    450,000 Burns Philp Treasury                                         193,500
            Convertible Notes
            5.500% April 30, 2004
  1,000,000 ConAgra Inc                                                1,026,740
            Senior Notes
            7.000% October 1, 2028
    750,000 Dura Pharmaceuticals Inc                                     528,750
            Convertible Subordinated Notes
            3.500% July 15, 2002
    125,000 Fieldcrest Cannon Inc                                        105,000
            Convertible Debentures
            6.000% March 15, 2012
    550,000 Fruit of the Loom Inc Class A                                489,297
            Debentures
            7.375% November 15, 2023
    250,000 Kellwood Co                                                  236,480
            Debentures
            7.625% October 15, 2017
  6,685,000 Philip Morris Companies Inc                                7,590,483
            Debentures
            7.750% January 15, 2027
    250,000 Phillips Van-Heusen Corp                                     223,928
            Debentures
            7.750% November 15, 2023
    750,000 Pohang Iron & Steel Co                                       617,880
            Notes
            7.125% November 1, 2006
    250,000 RCN Corp                                                     136,250
            Senior Discount Notes
            12.550% February 15, 2008
  2,100,000 RCN Corp                                                   1,144,500
            Senior Discount Notes
            12.560% July 1, 2008
    475,000 RCN Corp                                                     275,500
            Senior Discount Notes
            12.960% October 15, 2007
  1,150,000 RJR Nabisco Inc                                            1,120,652
            Notes
            7.625% September 15, 2003
  2,250,000 RJR Nabisco Inc                                            2,313,360
            Notes
            9.250% August 15, 2013
  1,200,000 RJR Nabisco Inc                                            1,210,884
            Notes
            8.750% August 15, 2005
  1,450,000 RJR Nabisco Inc                                            1,439,299
            Debentures
            8.500% July 1, 2007
    600,000 Scholastic Corp#                                             549,750
            Bonds
            5.000% August 15, 2005
     90,000 The Dixie Group Inc                                           68,400
            Convertible Debentures
            7.000% May 15, 2012
  1,600,000 The Penn Traffic Co                                          128,000
            Senior Subordinated Notes
            9.625% April 15, 2005
  5,175,000 Time Warner Inc                                            5,482,085
            Company Guaranteed Bonds
            6.950% January 15, 2028
    750,000 Time Warner Inc                                              848,888
            Debentures
            7.570% February 1, 2024
    830,000 Time Warner Inc                                              869,475
            Bonds
            6.875% June 15, 2018
                                                                     $28,206,379

MFTG - INDUSTRIAL PRODS --- 3.6%
     24,000 Bell Sports Corp                                              18,240
            Convertible Subordinated Debentures
            4.250% November 15, 2000
    150,000 Chiron Corp                                                  149,813
            Convertible Subordinated Notes
            1.900% November 17, 2000
     50,000 Exide Corp#                                                   29,313
            Notes
            2.900% December 15, 2005
  1,750,000 Fox Family Worldwide Inc                                   1,102,500
            Senior Discount Notes
            11.300% November 1, 2007
    500,000 Geneva Steel Co Class A                                       80,000
            Senior Notes
            9.500% January 15, 2004
    100,000 Hexcel Corp                                                   86,500
            Convertible Debentures
            7.000% August 1, 2003
     75,000 Hexcel Corp                                                   55,313
            Convertible Debentures
            7.000% August 1, 2011
    500,000 Hyundai Semiconductor#                                       347,650
            Bonds
            8.625% May 15, 2007
  1,000,000 Multicanal SA                                                797,500
            Series C
            10.500% April 15, 2018
    525,000 NABI Inc                                                     341,250
            Convertible Bonds
            6.500% February 1, 2003
  1,500,000 New Brunswick FM Project#                                    800,612
            Bonds
            0.690% November 30, 2027
    750,000 Perez Companc SA#                                            658,125
            Bonds
            8.125% July 15, 2007
    750,000 Samsung Electronics                                          678,750
            Convertible Bonds
            1.110% December 31, 2007
  1,000,000 Susa Partnership                                             919,280
            Debentures
            7.450% July 1, 2018
    500,000 Susa Partnership                                             446,805
            Debentures
            7.500% December 1, 2027
    100,000 Telxon Corp                                                   77,750
            Convertible Subordinated Notes
            5.750% January 1, 2003
    100,000 Thermedics Inc                                                67,000
            Zero Coupon
            9.270% June 1, 2003
    600,000 Thermo TerraTech Inc#                                        507,750
            Convertible Notes
            4.625% May 1, 2003
                                                                      $7,164,151

MINING --- 0.4%
  1,000,000 Banpu Public Company Ltd                                     725,000
            Convertible Bonds
            2.750% April 10, 2003
                                                                        $725,000

OIL & GAS --- 3.8%
  4,700,000 Baker Hughes Inc                                           3,055,000
            Convertible Notes
            4.660% May 5, 2008
    300,000 Diamond Offshore Drilling Inc                                274,500
            Convertible Subordinated Notes
            3.750% February 15, 2007
  1,150,000 Global Marine Inc                                          1,046,558
            Notes
            7.000% June 1, 2028
    400,000 Key Energy Group Inc                                         178,500
            Convertible Subordinated Notes
            5.000% September 15, 2004
  3,500,000 R&B Falcon Corp                                            2,669,940
            Senior Notes
            7.375% April 15, 2018
    350,000 Ssangyong Oil Refining Co                                    201,250
            Convertible Bond
            3.000% December 31, 2004
                                                                      $7,425,748

OTHER TRANS. SERVICES --- 0.1%
    100,000 Preston Corp                                                  76,250
            Convertible Bonds
            7.000% May 1, 2011
    250,000 Worldway Corp                                                200,000
            Convertible Subordinated Debentures
            6.250% April 15, 2011
                                                                        $276,250

RAILROADS --- 0.1%
    350,000 Missouri Pacific Railroad                                    224,875
            Debentures
            5.000% January 1, 2045
                                                                        $224,875

REAL ESTATE --- 3.7%
  2,500,000 First Industrial Realty Trust                              2,419,405
            Notes
            7.500% December 1, 2017
  1,000,000 Highwoods/Forsyth LP                                         880,830
            Senior Notes
            7.500% April 15, 2018
  1,100,000 Rockefeller Center Properties Inc                            827,750
            Convertible Debentures
            14.740% December 31, 2000
  2,500,000 Security Capital Group                                     2,213,925
            Notes
            7.700% June 15, 2028
  1,000,000 Trinet Corporate Realty Trust Inc                            900,980
            Senior Notes
            7.700% July 15, 2017
                                                                      $7,242,890

RETAIL TRADE --- 2.2%
    450,000 Boston Chicken Inc*                                           15,750
            Convertible Bonds
            4.500% February 1, 2004
    500,000 Boston Chicken Inc*                                            3,750
            Convertible Bonds
            28.050% June 1, 2015
    275,000 CML Group Inc                                                 13,750
            Convertible Jr Subordinated
            5.500% January 15, 2003
    100,000 Jacobson Stores Inc                                           81,000
            Convertible Debentures
            6.750% December 15, 2011
    750,000 K Mart Corp                                                  751,875
            Debentures
            7.950% February 1, 2023
  2,250,000 Owens Corning                                              2,217,623
            7.500% August 1, 2018
  2,350,000 Shoney's Inc                                                 587,500
            Convertible Subordinated Notes
            28.050% April 11, 2004
    100,000 TPI Enterprises Inc                                           62,000
            Debentures
            8.250% July 15, 2002
    750,000 Woolworth Corp                                               637,035
            Debentures
            8.500% January 15, 2022
                                                                      $4,370,283

TELEPHONE --- 3.6%
  5,775,000 Bell Atlantic Corp                                         5,893,369
            Convertible Bonds
            4.250% September 15, 2005
  1,400,000 Nextel International Inc                                     626,500
            Senior Discount Notes
            16.060% April 15, 2008
  1,000,000 Teligent Inc                                                 495,000
            Series B
            14.630% March 1, 2008
                                                                      $7,014,869

TRANSPORTATION --- 0.4%
    100,000 American Presidents Company Ltd                               55,000
            Debentures
            8.000% January 15, 2024
  1,000,000 Milit-Air Inc                                                667,521
            Bonds
            5.750% June 30, 2019
                                                                        $722,521

U.S. GOVERNMENTS --- 2.8%
 14,150,000 Federal National Mortgage Association                      4,214,192
            Zero Coupon Bonds
            6.580% October 29, 2007
    500,000 United States of America                                     545,390
            Treasury Notes
            6.000% February 15, 2026
  2,600,000 United States of America                                     687,154
            Principal Strips
            5.480% August 15, 2023
                                                                      $5,446,736

U.S. MUNICIPAL --- 0.3%
  2,000,000 Orange County California Pension                             623,234
            General Obligation Bonds
            6.710% September 1, 2016
                                                                        $623,234

WHOLESALE TRADE - INDL --- 1.0%
    250,000 Einstein/Noah Bagel Corp                                     137,500
            Convertible Bonds
            7.250% June 1, 2004
  1,050,000 Loxley Public Company Ltd                                    189,000
            Convertible Bonds
            2.500% April 4, 2001
    750,000 Pioneer Standard Electronics Inc                             733,932
            Senior Notes
            8.500% August 1, 2006
  1,325,000 Telekom Malaysia Berhad#                                     858,136
            Debentures
            7.875% August 1, 2025
                                                                      $1,918,568

WHOLESALE TRADE -CONSUMER --- 0.4%
     50,000 Glycomed Inc                                                  40,000
            Convertible Subordinated Debentures
            7.500% January 1, 2003
  1,000,000 International Semi-Tech Microelectric                         82,500
            Senior Discount Notes
            81.650% August 15, 2003
    800,000 Kent Electronics Corp                                        606,000
            Convertible Subordinated Notes
            4.500% September 1, 2004
                                                                        $728,500

TOTAL BONDS --- 96.0%                                               $188,514,843
(Cost $199,595,102)

COMMON STOCK

ELECTRONICS - HIGH TECH --- 0.0%
        550 Streamlogic Corp*                                                  0
                                                                              $0

RETAIL TRADE --- 0.2%
     62,980 Advantica Restaurant Group                                   389,658
                                                                        $389,658

TOTAL COMMON STOCK --- 0.2%                                             $389,658
(Cost $809,134)

PREFERRED STOCK

ELECTRIC --- 0.4%
        736 Central Louisiana Electric Company Inc                        64,312
        909 Commonwealth Energy System Co                                 77,265
      1,304 Entergy Louisiana Inc                                         76,936
      1,120 MDU Resources Group Inc                                      108,640
      7,655 Nevada Power Co                                              131,130
      2,255 New York State Electric & Gas Corp                           133,185
      2,850 Niagara Mohawk Power Corp                                    232,275
        300 Northern States Power Co                                      19,256
                                                                        $842,999

ELECTRONICS - HIGH TECH --- 0.3%
     10,000 Unisys Corp                                                  587,500
                                                                        $587,500

FINANCIAL SERVICES --- 0.1%
      2,500 Owens Corning Capital                                        124,062
                                                                        $124,062

HOLDING & INVEST. OFFICES --- 0.1%
      1,500 Equity Residential Properties Trust*                          30,750
     11,500 Hvide Capital Trust                                          166,750
                                                                        $197,500

MFTG - INDUSTRIAL PRODS --- 0.7%
        950 Aluminum Company of America                                   68,875
     25,850 Bethlehem Steel Corp                                       1,050,156
      1,000 EI DuPont De Nemours & Co                                     68,750
        228 Hyperion Telecommunication*                                  181,260
                                                                      $1,369,041

OIL & GAS --- 0.3%
      1,250 Chesapeake Energy Corp                                        13,359
      2,500 Chesapeake Energy Corp#                                       25,000
     15,000 EVI Inc                                                      463,125
                                                                        $501,484

TOTAL PREFERRED STOCK --- 1.8%                                        $3,622,586
(Cost $3,694,208)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 1.9%
  3,821,000 Canadian Imperial Bank of Commerce                         3,821,000
                                                                      $3,821,000

TOTAL SHORT-TERM INVESTMENTS --- 1.9%                                 $3,821,000
(Cost $3,821,000)

TOTAL CORPORATE BOND PORTFOLIO --- 100.0%                           $196,348,087
(Cost $207,919,444)

The Maxim Series Fund

Growth Index Portfolio

COMMON STOCK

AGENCY --- 1.5%
     35,900 Federal Home Loan Mortgage Corp                            2,313,288
     28,900 Federal National Mortgage Association (nonvtg)             2,138,600
                                                                      $4,451,888

AGRICULTURE --- 0.0%
      2,000 Delta & Pine Land Co                                          74,000
        600 Dole Food Company Inc                                         18,000
                                                                         $92,000

AIR --- 0.1%
      2,750 Comair Holdings Inc                                           92,813
        500 FDX Corp*                                                     44,500
      3,800 Gulfstream Aerospace Corp*                                   202,350
        900 Pittston Brinks Group                                         28,688
        900 US Air Group Inc*                                             46,800
                                                                        $415,151

COMMUNICATIONS --- 2.9%
        600 AH Belo Corp Class A                                          11,962
      7,217 AT&T Corp                                                    543,079
      2,800 Advanced Fibre Communications*                                30,624
     30,300 Airtouch Communications Inc*                               2,185,388
     18,600 CBS Corp                                                     609,150
      5,400 CIENA Corp*                                                   78,975
      2,300 Cabletron Systems Inc*                                        19,263
        900 Cablevision Systems Corp*                                     45,168
      6,000 Chancelor Media Corp*                                        287,250
      9,700 Clear Channel Communications Inc*                            528,650
     13,823 Comcast Corp Class A                                         811,230
      1,900 Cox Communications Inc*                                      131,338
      5,900 Gannett Company Inc                                          380,550
      3,600 General Instrument Corp*                                     122,173
      2,800 Hearst-Argyle Television Inc*                                 92,400
      2,100 Heftel Broadcasting Corp Class A*                            103,425
      2,300 Intermedia Communications Inc*                                39,675
        900 Jacor Communications Inc Class A*                             57,938
      1,900 Level 3 Communications Inc*                                   81,938
     17,805 Liberty Media Group*                                         820,134
      8,400 Mediaone Group Inc                                           394,800
      2,800 Nextlink Communications Inc*                                  79,450
      4,900 Paging Network Inc*                                           22,966
      1,600 PanAmStat Corp*                                               62,299
      2,700 Qualcomm Inc                                                 139,892
      2,930 Qwest Communications International Inc*                      146,500
      3,000 Reltec Corp*                                                  66,561
        600 Sinclair Broadcast Group Inc Class A*                         11,737
        900 TCA Cable TV Inc                                              32,118
     10,600 Tele-Communications TCI*                                     249,757
      1,200 Telephone & Data Systems Inc                                  53,924
        200 United States Cellular Corp*                                   7,600
        900 United Video Satellite Group Inc Class A*                     21,263
      1,300 Univision Communications Inc*                                 47,043
      5,900 Viacom Inc Class B*                                          436,600
                                                                      $8,752,820

CONSTRUCTION --- 0.0%
      1,426 Clayton Homes Inc                                             19,696
        200 Johns Manville Corp                                            3,287
      1,500 Lennar Corp                                                   37,875
                                                                         $60,858

CONSUMER SERVICES --- 14.3%
     13,500 Amgen Inc*                                                 1,411,587
      2,400 Apollo Group Inc Class A*                                     81,300
      2,100 Arterial Vascular Engineering Inc*                           110,250
        200 Bausch & Lomb Inc                                             12,000
     13,100 Baxter International Inc                                     842,487
      1,400 Beckman Coulter Inc                                           75,950
     13,100 Becton Dickinson & Co                                        559,200
        600 Beverly Enterprises Inc*                                       4,050
      3,700 Biogen Inc*                                                  307,100
      5,200 Biomet Inc                                                   209,300
     52,600 Bristol-Myers Squibb Co                                    7,038,511
     20,614 CVS Corp                                                   1,133,770
      1,000 Capstar Broadcasting Corp*                                    22,875
     45,103 Cendant Corp*                                                859,753
        200 Circus Circus Enterprises Inc*                                 2,287
        580 Crestline Capital Corp*                                        8,483
     48,600 Eli Lilly & Co                                             4,319,325
      3,200 First Health Group Corp*                                      52,998
      3,500 Forest Laboratories Inc*                                     186,155
      1,910 Foundation Health Systems*                                    22,800
      3,400 Galileo International Inc                                    147,900
      1,600 Genzyme Corp                                                  79,600
      4,600 H&R Block Inc                                                207,000
      2,600 HCR Manor Care Inc*                                           76,375
      2,450 Harrah's Entertainment Inc*                                   38,433
     11,743 Health Management Associates Inc*                            253,942
     18,972 Healthsouth Corp*                                            292,871
      1,100 Hertz Corporation                                             50,188
      4,200 Hilton Hotels Corp                                            80,325
      5,800 Host Marriott Corp*                                           80,110
      5,100 Humana Inc*                                                   90,841
        800 IHS Group Inc*                                                41,300
      5,000 IMS Health Inc                                               377,185
        600 Integrated Health Services Inc*                                8,475
      1,300 International Home Foods Inc*                                 21,938
     71,176 Johnson & Johnson                                          5,969,887
      1,100 Keebler Foods Co*                                             41,388
      2,200 Lincare Holdings Inc*                                         89,236
        248 MGM Grand Inc*                                                 6,727
     12,900 Marriott International Inc                                   374,100
     10,099 MedPartners Inc*                                              53,020
     24,800 Medtronic Inc                                              1,841,400
     63,000 Merck & Co Inc                                             9,304,281
      3,100 Mirage Resorts Inc*                                           46,305
      5,600 Modis Professional Services*                                  81,200
      2,933 Nielsen Media Research                                        52,794
      4,300 Omnicare Inc                                                 149,425
        452 Pacific Health Systems*                                       35,934
        700 Penton Media Inc                                              14,175
      2,973 Promus Hotel Corp*                                            96,251
      4,050 Quorum Health Group Inc*                                      52,395
     14,000 Republic Industries Inc*                                     206,500
        400 Revlon Inc*                                                    6,575
        800 Sabre Group Holdings Inc*                                     35,600
     11,700 Service Corporation International                            445,325
     13,600 Servicemaster Co                                             300,043
      2,419 St Jude Medical Inc*                                          66,975
      2,700 Stewart Enterprises Inc Class A                               60,075
      3,800 Stryker Corp                                                 209,236
      1,900 Suiza Foods Corp*                                             96,780
      7,890 Tenet Healthcare Corp*                                       207,113
    108,424 The Walt Disney Co                                         3,252,720
      3,800 Total Renal Care Holdings Inc*                               112,336
        200 Trigon Healthcare Inc*                                         7,462
      3,800 United Healthcare Corp                                       163,636
        800 Universal Health Services Inc Class B*                        41,500
      1,000 Wellpoint Health Networks*                                    87,000
      1,000 Whitman Corp                                                  25,375
        900 Young & Rubicam Inc*                                          29,138
                                                                     $42,668,571

CREDIT INSTITUTIONS --- 2.6%
     19,800 American Express Co                                        2,024,550
     33,400 Associates First Capital Corp                              1,415,325
      6,300 Bank of New York Company Inc                                 253,575
      3,500 Capital One Financial Corp                                   402,500
      5,200 Concord EFS Inc*                                             220,350
        500 Countrywide Credit Industries Inc                             25,094
      9,837 Fifth Third Bancorp                                          701,496
      8,300 Household International Inc                                  328,888
     34,568 MBNA Corp                                                    862,022
      2,000 Mellon Bank Corp                                             137,500
        600 North Fork Bancorporation Inc                                 14,362
      2,400 Northern Trust Corp                                          209,549
      8,000 State Street Boston Corp                                     556,496
      7,600 Synovus Financial Corp                                       185,250
        700 TCF Financial Corp                                            16,931
      6,550 Washington Mutual Inc                                        250,125
        100 Wilmington Trust Co                                            6,163
      3,700 Zions Bancorp                                                230,788
                                                                      $7,840,964

ELECTRIC --- 0.1%
      6,306 AES Corp*                                                    298,747
        200 Broadcom Corp*                                                24,150
                                                                        $322,897

ELECTRONICS - HIGH TECH --- 20.1%
        200 AVX Corp                                                       3,387
      2,600 Adaptec Inc*                                                  45,661
      1,300 Adobe Systems Inc                                             60,775
      1,000 Advanced Micro Devices Inc*                                   28,937
      4,300 American Power Conversion Corp*                              208,279
      7,600 Analog Devices Inc*                                          238,450
      4,075 Andrew Corp*                                                  67,238
     18,400 Applied Materials Inc*                                       785,441
     11,520 Ascend Communications Inc*                                   757,440
      2,000 At Home Corp*                                                148,500
      2,300 Atmel Corp*                                                   35,218
        100 Avnet Inc                                                      6,050
        600 Black & Decker Corp                                           33,637
     13,000 Boston Scientific Corp*                                      348,556
     83,050 Cisco Systems Inc*                                         7,708,037
      2,100 Citrix Systems Inc*                                          203,830
      2,600 Coltec Industries Inc*                                        50,700
     90,000 Compaq Computer Corp                                       3,774,330
      2,300 Comverse Technology Inc*                                     163,300
        900 DST Systems Inc*                                              51,356
     56,600 Dell Computer Corp*                                        4,142,384
      2,200 Dentsply International Inc                                    56,650
        975 Diebold Inc                                                   34,795
        900 Eastman Kodak Co                                              64,800
      2,100 Emerson Electric Co                                          127,050
      5,000 FORE Systems Inc*                                             91,560
      3,820 Gateway 2000 Inc*                                            195,534
    133,000 General Electric Co                                       13,574,209
     27,200 Hewlett-Packard Co                                         1,858,086
      1,900 Honeywell Inc                                                143,093
     88,200 Intel Corp                                                10,457,168
      6,200 International Business Machines Corp                       1,145,450
      5,500 International Game Technology                                133,716
      2,100 J D Edwards & Co*                                             59,588
      2,400 KLA-Tencor Corp*                                             104,100
      2,900 LSI Logic Corp*                                               46,763
      4,000 Learning Company Inc*                                        103,748
      3,300 Lexmark International Group Inc Class A*                     331,650
      4,000 Linear Technology Corp                                       358,248
      1,700 MSC Industrial Direct Company Inc Class A*                    38,463
      6,300 Maxim Integrated Products Inc*                               275,228
      3,500 Maytag Corp                                                  217,875
      2,600 Micron Technology Inc*                                       131,461
      2,015 Molex Inc                                                     76,822
     11,400 Motorola Inc                                                 696,107
      1,600 National Semiconductor Corp*                                  21,600
      3,325 Netscape Communications Corp*                                201,994
      7,200 Network Associates Inc*                                      477,000
      1,300 Novell Inc*                                                   23,563
      2,600 Perkin-Elmer Corp                                            253,661
        600 Pixar Inc*                                                    21,000
      5,100 Quantum Corp*                                                108,375
      2,500 SCI Systems Inc*                                             144,375
      2,400 Safeskin Corp*                                                57,900
      2,200 Sanmina Corp*                                                137,500
      2,700 Scientific-Atlanta Inc                                        61,592
      4,800 Seagate Technology Inc*                                      145,200
      2,900 Siebel Systems Inc*                                           98,417
      1,200 Sofamor Danek Group Inc*                                     146,100
      5,800 Solectron Corp*                                              539,035
      3,600 Steris Corp*                                                 102,373
      5,014 Sterling Commerce Inc*                                       225,630
      4,800 Storage Technology Corp*                                     170,698
     20,100 Sun Microsystems Inc*                                      1,721,063
      2,725 Symbol Technologies Inc                                      174,228
        150 Tektronix Inc                                                  4,509
        300 Teleflex Inc                                                  13,688
      9,200 Tellabs Inc*                                                 630,770
      2,100 Teradyne Inc*                                                 88,988
     15,500 Texas Instruments Inc                                      1,326,211
      3,800 Thermo Electron Corp*                                         64,361
        612 Thermo Instrument Systems Inc*                                 9,218
        140 Thomas & Betts Corp                                            6,064
      2,100 Uniphase Corp*                                               145,688
        300 Varian Associates Inc                                         11,363
      2,500 Veritas Software Corp*                                       149,843
      3,200 Vitesse Semiconductor Corp*                                  146,000
      1,600 Waters Corp*                                                 139,600
     17,320 Xerox Corp                                                 2,043,760
      3,500 Xilinx Inc*                                                  227,938
      3,700 Yahoo! Inc*                                                  876,667
                                                                     $59,899,642

ENVIRONMENTAL SERVICES --- 0.4%
      6,600 Allied Waste Industries Inc*                                 155,925
     20,582 Waste Management Inc                                         959,636
                                                                      $1,115,561

FINANCIAL SERVICES --- 0.1%
      1,100 Ocwen Financial Corp*                                         13,543
      2,800 Starwood Financial Trust                                     168,000
                                                                        $181,543

HOLDING & INVEST. OFFICES --- 1.0%
      3,500 Bank One Corp                                                178,717
        300 Equitable Companies Inc                                       17,363
        200 Federated Investors Inc                                        3,625
        700 Finova Group Inc                                              37,756
      5,400 Firstar Corp                                                 503,550
        500 Green Point Financial Corp                                    17,563
      5,800 MGIC Investment Corp                                         230,910
      7,006 Meditrust Corp                                               105,966
      4,200 National Commerce Bancorp                                     79,010
      8,800 SLM Holding Corp                                             422,400
        600 Sovereign Bancorp Inc                                          8,550
     30,900 U S Bancorp                                                1,096,950
        700 Waddell & Reed Financial                                      16,581
      6,700 Wells Fargo Co*                                              267,578
                                                                      $2,986,519

INDEPENDENT POWER PROD --- 0.0%
        100 Calenergy Inc*                                                 3,469
                                                                          $3,469

INDUSTRIAL SERVICES --- 12.9%
      1,300 Affiliated Computer Services Inc Class A*                     58,500
      5,100 Altera Corp*                                                 310,463
     24,200 America Online Inc                                         3,872,000
        300 Arrow Electronics Inc*                                         8,006
      2,200 Autodesk Inc                                                  93,911
     16,000 Automatic Data Processing Inc                              1,282,992
     11,400 BMC Software Inc*                                            508,007
     11,700 Cadence Design Systems Inc*                                  348,075
      2,500 Cambridge Technology Partners Inc*                            55,313
      3,400 Ceridian Corp*                                               237,361
      2,000 Ciber Inc*                                                    55,874
      3,700 Cintas Corp                                                  260,617
      1,500 Comdisco Inc                                                  25,313
     21,925 Computer Associates International Inc                        934,553
      8,432 Computer Sciences Corp                                       543,333
      8,400 Compuware Corp*                                              656,250
      4,500 Corrections Corporation of America*                           79,313
      3,500 Dun & Bradstreet Corp                                        110,467
      3,200 Electronic Arts Inc*                                         179,600
      2,300 Electronic Data Systems Corp                                 115,575
      7,800 Equifax Inc                                                  266,659
     19,670 First Data Corp                                              623,283
      4,150 Fiserv Inc*                                                  213,464
     22,900 HBO & Co                                                     656,932
      1,500 I2 Technologies Inc*                                          45,563
      7,400 Interpublic Group of Companies Inc                           590,150
      2,300 Intuit Inc*                                                  166,750
      3,000 Keane Inc*                                                   119,811
        700 Kelly Services Inc Class A                                    22,225
      1,700 Lamar Advertising Co*                                         63,325
     69,706 Lucent Technologies Inc                                    7,667,660
      4,200 Manpower Inc                                                 105,785
     92,500 Microsoft Corp*                                           12,828,548
      8,900 Omnicom Group Inc                                            516,200
     39,850 Oracle Systems Corp*                                       1,718,531
      4,100 Outdoor Systems Inc*                                         123,000
     14,400 Parametric Technology Corp*                                  234,000
      7,605 Paychex Inc                                                  391,178
      9,000 Peoplesoft Inc*                                              170,433
     12,900 Pitney Bowes Inc                                             852,200
      4,100 Platinum Technology Inc*                                      78,413
      1,500 Policy Management Systems Corp*                               75,750
      3,100 Quintiles Transnational Corp*                                165,463
      2,000 Reynolds & Reynolds Co Class A                                45,874
      4,900 Robert Half International Inc*                               218,966
      1,400 Shared Medical Systems Corp                                   69,825
      2,500 Snyder Communications Inc*                                    84,375
      1,000 Sterling Software Inc*                                        27,062
      5,100 Sungard Data System Inc*                                     202,404
      3,300 Synopsys Inc*                                                179,025
      1,962 Total System Services Inc                                     46,107
      1,900 True North Communications Inc                                 51,063
                                                                     $38,355,547

INSURANCE --- 1.2%
        300 20th Century Industries                                        6,956
      1,100 AON Corp                                                      60,913
        674 Aetna Inc                                                     52,993
      2,800 Aflac Inc                                                    123,200
        300 American Bankers Insurance Group Inc                          14,513
      6,550 American International Group Inc                             632,894
     17,149 Citigroup Inc                                                848,876
      7,166 Conseco Inc                                                  219,007
        300 Everest Reinsurance Holdings Inc                              11,681
        300 Hartford Life Class A                                         17,475
        700 Mercury General Corp                                          30,668
        200 Nationwide Financial Services Inc                             10,337
      2,100 Progressive Corp                                             355,688
        446 Provident Companies Inc                                       18,509
      6,750 Providian Financial Corp                                     506,250
      5,950 SunAmerica Inc                                               482,694
        600 Unum Corp                                                     35,025
                                                                      $3,427,679

MFTG - CONSUMER PRODS. --- 11.9%
      3,100 Anheuser-Busch Companies Inc                                 203,438
     13,100 Avon Products Inc                                            579,675
      5,200 Bed Bath & Beyond Inc*                                       177,450
     11,200 Bestfoods                                                    596,400
        300 Brown-Forman Corp Class B                                     22,706
     11,700 Campbell Soup Co                                             643,500
        700 Central Newspapers Inc                                        50,006
    120,600 Coca-Cola Co                                               8,065,125
     11,700 Coca-Cola Enterprises Inc                                    418,275
     15,500 Colgate-Palmolive Co                                       1,439,563
      3,900 CompUSA Inc*                                                  50,942
     17,200 ConAgra Inc                                                  541,800
        600 Dean Foods Co                                                 24,487
      4,900 Dial Corp                                                    141,488
        500 Dow Jones & Company Inc                                       24,063
      1,300 Ethan Allen Interiors Inc                                     53,300
      5,300 Flowers Industries Inc                                       126,866
      3,200 Fruit of the Loom Inc Class A*                                44,198
      2,700 Gartner Group Inc Class A*                                    57,375
      4,200 General Mills Inc                                            326,550
     58,764 Gillette Co                                                2,839,006
      8,050 HJ Heinz Co                                                  455,831
      3,000 HON Industries Inc                                            71,811
        700 Harcourt General Inc                                          37,231
      1,200 Harte-Hanks Communications Inc                                34,200
      4,600 Herman Miller Inc                                            123,625
      3,400 Hershey Foods Corp                                           211,436
      2,000 Hillenbrand Industries Inc                                   113,750
      2,000 Ikon Office Solutions Inc                                     17,124
        500 International Flavors & Fragrances Inc                        22,094
      1,000 Interstate Bakeries Co                                        26,437
      4,700 Jones Apparel Group Inc*                                     103,691
      5,900 Kellogg Co                                                   201,338
      1,349 Lancaster Colony Corp                                         43,337
      6,700 Leggett & Platt Inc                                          147,400
        800 Liz Claiborne Inc                                             25,250
      9,300 Masco Corp                                                   267,375
     15,183 Mattel Inc                                                   346,355
      1,400 McCormick & Company Inc (nonvtg)                              47,337
        800 McGraw-Hill Companies Inc                                     81,500
      2,000 Meredith Corp                                                 75,750
        400 Mohawk Industries Inc*                                        16,825
        800 New York Times Co Class A                                     27,750
      6,600 Newell Co                                                    272,250
     77,700 Pepsico Inc                                                3,180,805
    128,900 Philip Morris Companies Inc                                6,896,150
     12,800 Pioneer Hi-Bred International Inc                            345,600
      4,600 Primedia Inc*                                                 54,050
        400 Pulitzer Publishing Co Class B                                34,650
      5,000 Quaker Oats Co                                               297,500
     12,300 Ralston-Ralston Purina Group                                 398,213
      1,100 Readers Digest Association Inc Class A                        27,706
      3,100 Rubbermaid Inc                                                97,455
     48,400 Sara Lee Corp                                              1,364,251
        800 Shaw Industries Inc                                           19,400
      1,300 Sodexho Marriott Services                                     35,993
      4,700 Starbucks Corp*                                              263,788
      3,400 The Times Mirror Co Class A                                  190,400
      1,300 Tiffany & Co                                                  67,438
     30,050 Time Warner Inc                                            1,864,963
      1,324 Tootsie Roll Industries Inc                                   51,802
      3,000 Tribune Co                                                   198,000
      1,700 Tupperware Corp                                               27,943
        500 Tyson Foods Inc Class A                                       10,625
      1,100 US Foodservice Inc*                                           53,900
      4,200 UST Inc                                                      146,475
      2,800 Unifi Inc                                                     54,774
      4,900 Viad Corp                                                    148,838
      1,400 Warnaco Group Inc Class A                                     35,350
      2,000 Westpoint Stevens Inc*                                        63,124
      3,900 Wm Wrigley Jr Co                                             349,292
                                                                     $35,474,395

MFTG - INDUSTRIAL PRODS --- 12.5%
     11,530 3Com Corp*                                                   516,682
     74,600 Abbott Laboratories                                        3,655,400
      3,900 Alza Corp*                                                   203,775
     64,800 American Home Products Corp                                3,649,018
      3,700 American Standard Companies Inc*                             133,200
        500 Bemis Company Inc                                             18,969
      1,750 Blyth Industries Inc*                                         54,688
      1,600 Cabot Corp                                                    44,699
      1,300 Callaway Golf Co                                              13,325
        200 Carlisle Companies Inc                                        10,325
      3,100 Centocor Inc*                                                139,888
      4,500 Chiron Corp*                                                 117,842
      3,600 Clorox Co                                                    420,523
        100 Cordant Technologies Inc                                       3,750
     12,200 Corning Inc                                                  549,000
        450 Crane Co                                                      13,584
      3,800 Crompton & Knowles Corp                                       78,611
        300 Crown Cork & Seal Company Inc                                  9,244
      1,900 Cytec Industries Inc*                                         40,375
      4,000 Danaher Corp                                                 217,248
      2,500 Dover Corp                                                    91,563
     16,700 EI DuPont De Nemours & Co                                    886,135
     26,300 EMC Corp*                                                  2,235,500
      6,000 Ecolab Inc                                                   217,122
     11,625 Fort James Corp                                              465,000
      8,000 Guidant Corp                                                 882,000
        200 Harsco Corp                                                    6,087
      2,000 Hercules Inc                                                  54,750
      2,000 Howmet International Inc*                                     32,250
     10,700 Illinois Tool Works Inc                                      620,600
      1,000 Immunex Corp*                                                125,812
     25,660 Kimberly-Clark Corp                                        1,398,470
        400 Lear Corp*                                                    15,400
      3,700 Meritor Automotive Inc                                        78,392
      2,300 Millipore Corp                                                65,405
     10,700 Minnesota Mining & Manufacturing Co                          761,038
     33,200 Monsanto Co                                                1,577,000
      6,800 Mylan Laboratories Inc                                       214,200
        400 Nucor Corp                                                    17,300
      1,800 Owens-Illinois Inc*                                           55,125
        800 Pall Corp                                                     20,250
        200 Pentair Inc                                                    7,962
     68,700 Pfizer Inc                                                 8,617,522
      1,800 Praxair Inc                                                   63,450
      2,200 Raychem Corp                                                  71,086
     77,800 Schering-Plough Corp                                       4,298,450
      4,415 Sealed Air Corp*                                             225,439
      2,282 Smurfit - Stone Container Corp*                               36,083
        265 Sonoco Products Co                                             7,851
        800 Southdown Inc                                                 47,350
      1,400 The BF Goodrich Co                                            50,225
      2,400 The Stanley Works                                             66,600
      2,300 UCAR International Inc*                                       40,968
      1,100 USG Corp                                                      56,031
      4,100 United States Filter Co*                                      93,788
      2,000 Valspar Corp                                                  74,624
      3,200 Varco International Inc*                                      24,800
        900 WR Grace & Co                                                 14,118
     43,500 Warner-Lambert Co                                          3,270,635
      4,400 Watson Pharmaceuticals Inc*                                  276,650
      1,800 Western Digital Corp*                                         27,112
        500 Witco Corp                                                     7,969
        200 Worthington Industries Inc                                     2,500
                                                                     $37,090,758

MINING --- 0.0%
      8,100 Freeport-McMoran Copper & Gold Inc Class B                    84,540
                                                                         $84,540

OIL & GAS --- 0.7%
      4,800 Anadarko Petroleum Corp                                      148,200
      1,900 BJ Services Company USA*                                      29,688
      8,460 Baker Hughes Inc                                             149,632
      2,300 Cooper Cameron Corp*                                          56,350
      3,600 Diamond Offshore Drilling Inc                                 85,273
        500 Dynegy Inc                                                     5,469
      1,000 Enron Corp                                                    57,062
        400 Enron Oil & Gas Co                                             6,900
      5,500 Ensco International Inc                                       58,779
      3,200 Global Industries Ltd*                                        19,600
      8,300 Global Marine Inc*                                            76,252
     18,000 Halliburton Co                                               533,250
        300 KN Energy Inc                                                 10,913
        400 Keyspan Energy Corp                                           12,400
      3,700 Nabors Industries Inc*                                        50,179
      2,100 National-Oilwell Inc*                                         23,493
        400 Noble Affiliates Inc                                           9,850
      5,400 Noble Drilling Corp*                                          69,860
      3,290 Ocean Energy Inc*                                             20,766
      5,600 Oryx Energy Co*                                               75,247
      1,000 Penzoil-Quaker State Co                                       16,313
      7,322 R&B Falcon Corp*                                              55,830
      3,000 Rowan Companies Inc*                                          30,000
        600 Sempra Energy                                                 15,225
      2,600 Smith International Inc*                                      65,486
        300 Sonat Inc                                                      8,119
      3,350 Transocean Offshore Inc                                       89,820
        400 Vastar Resources Inc                                          17,275
      4,350 Weatherford International*                                    84,281
      2,800 Williams Companies Inc                                        87,324
                                                                      $1,968,836

OTHER TRANS. SERVICES --- 0.0%
      1,300 Tidewater Inc                                                 30,143
                                                                         $30,143

RAILROADS --- 0.1%
      5,800 Kansas City Southern Industries Inc                          285,285
                                                                        $285,285

REAL ESTATE --- 0.1%
      1,500 Amresco Inc*                                                  13,125
      2,700 Boston Properties Inc                                         82,350
      3,300 Catellus Development Corp*                                    47,230
        200 Post Properties Inc                                            7,687
        600 The Rouse Co                                                  16,500
                                                                        $166,892

RETAIL TRADE --- 8.6%
      2,700 Abercrombie & Fitch Co*                                      191,025
      1,700 Albertson's Inc                                              108,268
      1,600 Amazon Communications Inc*                                   514,000
      7,300 Autozone Inc*                                                240,440
      1,200 BJ Wholesale Club Inc*                                        55,574
      2,800 Barnes & Noble Inc*                                          119,000
      2,600 Best Buy Inc*                                                159,575
      3,800 Borders Group Inc*                                            94,761
        400 Brinker International Inc*                                    11,550
      1,650 CKE Restaurants Inc                                           48,571
      1,300 Circuit City Stores Inc                                       64,918
      5,493 Consolidated Stores Corp*                                    110,887
      1,400 Cracker Barrel Old Country Store Inc                          32,637
     21,800 Dayton Hudson Corp                                         1,182,650
      8,688 Dollar General Corp                                          205,254
      2,750 Dollar Tree Stores Inc*                                      120,139
      7,300 Family Dollar Stores Inc                                     160,600
      1,500 Fastenal Co                                                   66,000
      2,800 Food Lion Inc Class A                                         28,174
      1,200 Fred Meyer Inc*                                               72,300
      2,300 Furniture Brands International Inc*                           62,675
     23,300 Gap Inc                                                    1,310,625
      4,000 General Nutrition Companies Inc*                              65,000
        100 Hannaford Brothers Co                                          5,300
     77,800 Home Depot Inc                                             4,760,349
      2,200 Intimate Brands Inc Class A                                   65,725
      7,600 Kohls Corp*                                                  466,921
      9,900 Kroger Co*                                                   598,950
      4,300 Limited Inc                                                  125,238
     16,500 Lowe's Companies Inc                                         844,586
     23,500 McDonald's Corp                                            1,800,688
        300 Neiman Marcus Group Inc*                                       7,481
      1,000 Nordstrom Inc                                                 34,687
      2,500 Nu Skin Asia Pacific Inc*                                     59,063
     11,350 Office Depot Inc*                                            419,235
      2,850 Officemax Inc*                                                34,913
      2,500 Outback Steakhouse Inc*                                       99,688
        300 Payless Shoesource Inc*                                       14,213
        500 Pep Boys - Manny Moe & Jack                                    7,844
      4,900 Pier 1 Imports Inc                                            47,466
      2,800 Polo Ralph Lauren Corp*                                       53,724
      2,000 Rexall Sundown Inc*                                           28,000
      4,800 Rite Aid Corp                                                237,898
      2,500 Ross Stores Inc                                               98,438
     25,754 Safeway Inc*                                               1,569,371
      4,302 Saks Inc*                                                    135,780
      1,100 Sears Roebuck & Co                                            46,750
     15,037 Staples Inc*                                                 656,921
     16,700 TJX Companies Inc                                            484,300
      4,600 Tandy Corp                                                   189,460
      1,730 Tricon Global Restaurants*                                    86,716
        800 US Office Products Co                                          3,100
        700 Venator Group Inc*                                             4,506
     73,500 Wal-Mart Stores Inc                                        5,985,620
     26,400 Walgreen Co                                                1,546,037
        600 Wendy's International Inc                                     13,087
      1,400 Whole Foods Market Inc*                                       67,725
      2,200 Williams-Sonoma Inc*                                          88,686
                                                                     $25,713,089

SECURITIES & COMMODITIES --- 0.5%
     17,250 Charles Schwab & Company Inc                                 969,226
      8,800 Franklin Resources Inc                                       281,600
      5,400 T Rowe Price & Associates Inc                                184,950
                                                                      $1,435,776

TELEPHONE --- 2.2%
      7,100 ADC Telecommunications Inc*                                  246,725
      4,620 Alltel Corp                                                  276,331
      5,300 Bell Atlantic Corp                                           280,900
      7,200 Cincinnati Bell Inc                                          272,246
      8,100 Frontier Corp                                                275,400
      8,600 GTE Corp                                                     559,000
      3,200 Global Telesystems Group Inc*                                178,400
     37,019 MCI Worldcom Inc*                                          2,656,113
        900 McLeod Inc*                                                   28,125
     26,802 SBC Communications Inc                                     1,437,257
      1,200 Sprint Corp                                                  100,950
      3,850 Sprint PCS*                                                   89,031
        100 Teligent Inc*                                                  2,875
                                                                      $6,403,353

TRANSPORTATION --- 0.0%
        300 CNF Transportation Inc                                        11,269
                                                                         $11,269

TRANSPORTATION EQUIPMENT --- 1.3%
     17,000 Allied-Signal Inc                                            753,304
      2,800 Federal-Mogul Corp                                           166,600
      1,900 General Motors Corp Series D*                                 75,405
      8,100 Harley-Davidson Inc                                          383,738
      1,800 Orbital Sciences Corp*                                        79,650
      2,750 Sundstrand Corp                                              142,656
     38,700 The Boeing Co                                              1,262,588
      9,600 United Technologies Corp                                   1,044,000
                                                                      $3,907,941

WHOLESALE TRADE - INDL --- 0.2%
      4,100 McKesson Corp                                                324,154
      5,300 Sybron International Corp*                                   144,091
                                                                        $468,245

WHOLESALE TRADE -CONSUMER --- 3.1%
      5,300 Avery Dennison Corp                                          238,829
      2,250 Bergen Brunswig Corp Class A                                  78,469
     10,637 Cardinal Health Inc                                          807,082
     10,700 Costco Companies Inc*                                        772,401
      1,900 Estee Lauder Companies                                       162,450
      2,400 Ingram Micro Inc*                                             83,700
      3,500 Nike Inc Class B                                             141,967
     70,200 Procter & Gamble Co                                        6,410,102
      2,800 Sunbeam-Oster Co                                              19,600
     17,700 Sysco Corp                                                   485,635
      1,400 Tech Data Corp*                                               56,350
                                                                      $9,256,585

TOTAL COMMON STOCK --- 98.5%                                        $292,872,216
(Cost $199,975,399)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 1.1%
  3,389,000 Canadian Imperial Bank of Commerce                         3,389,376
                                                                      $3,389,376

U.S. GOVERNMENTS --- 0.4%
    250,000 United States of America  (1)                                250,235
    850,000 United States of America (1)                                 850,000
                                                                      $1,100,235

TOTAL SHORT-TERM INVESTMENTS --- 1.5%                                 $4,489,611
(Cost $4,489,611)

TOTAL GROWTH INDEX PORTFOLIO --- 100.0%                             $297,361,827
(Cost $204,465,010)

The Maxim Series Fund

Mid-Cap Growth Portfolio

COMMON STOCK

COMMUNICATIONS --- 7.6%
     29,500 Comcast Corp Class A                                       1,731,267
     20,500 Cox Communications Inc*                                    1,417,063
     19,500 Jacor Communications Inc Class A*                          1,255,313
     46,500 NOVA Corp*                                                 1,612,946
     53,900 OmniPoint Corp*                                              501,917
     53,100 Paging Network Inc*                                          248,880
     57,000 Univision Communications Inc*                              2,062,659
     82,000 Western Wireless Corp*                                     1,804,000
                                                                     $10,634,045

CONSUMER SERVICES --- 16.3%
     21,700 Biochem Pharma Inc*                                          621,163
     21,500 Biogen Inc*                                                1,784,500
      1,400 Cendant Corp*                                                 26,687
     39,500 Checkfree Holdings Corp*                                     923,313
     67,500 Covance Inc*                                               1,965,938
     57,200 Galileo International Inc                                  2,488,200
     36,500 Henry Schein Inc*                                          1,633,375
     59,800 Interim Services Inc*                                      1,397,825
     25,500 Omnicare Inc                                                 886,125
     61,500 Premier Parks Inc*                                         1,860,375
     41,500 Quorum Health Group Inc*                                     536,886
     79,500 Romac International Inc*                                   1,768,875
     47,500 Royal Caribbean Cruises Ltd                                1,757,500
     50,500 Suiza Foods Corp*                                          2,572,319
     36,000 Teva Pharmaceutical Industries Ltd                         1,464,732
     42,700 Total Renal Care Holdings Inc*                             1,262,297
                                                                     $22,950,110

CREDIT INSTITUTIONS --- 2.4%
     16,000 Capital One Financial Corp                                 1,840,000
     64,500 North Fork Bancorporation Inc                              1,543,937
                                                                      $3,383,937

ELECTRONICS - HIGH TECH --- 15.4%
     68,000 Analog Devices Inc*                                        2,133,500
     29,500 Anixter International Inc*                                   599,204
     28,500 DST Systems Inc*                                           1,626,267
     27,500 KLA-Tencor Corp*                                           1,192,813
     54,500 Learning Company Inc*                                      1,413,567
     49,500 MSC Industrial Direct Company Inc Class A*                 1,119,938
     36,000 Maxim Integrated Products Inc*                             1,572,732
     20,500 Netscape Communications Corp*                              1,245,375
     28,500 Network Associates Inc*                                    1,888,125
     24,000 PMC Sierra Inc*                                            1,515,000
      4,600 Sanmina Corp*                                                287,500
     99,500 Saville Systems PLC sponsored  ADR*                        1,890,500
     34,900 Sterling Commerce Inc*                                     1,570,500
     34,300 Teleflex Inc                                               1,564,938
     30,500 Xilinx Inc*                                                1,986,313
                                                                     $21,606,272

ENVIRONMENTAL SERVICES --- 2.0%
     80,000 Allied Waste Industries Inc*                               1,890,000
     21,000 Waste Management Inc                                         979,125
                                                                      $2,869,125

FINANCIAL SERVICES --- 1.2%
     54,000 CIT Group Inc                                              1,717,848
                                                                      $1,717,848

HOLDING & INVEST. OFFICES --- 4.0%
     12,500 E Trade Group Inc*                                           584,763
      3,300 Fairfax Financial Holdings*                                1,138,138
     33,000 Finova Group Inc                                           1,779,921
     61,500 Waddell & Reed Financial Class A                           1,456,751
     28,000 Waddell & Reed Financial Class B                             651,000
                                                                      $5,610,573

INDUSTRIAL SERVICES --- 10.5%
     39,000 Acxiom Corp*                                               1,209,000
     61,500 Affiliated Computer Services Inc Class A*                  2,767,489
     17,000 BMC Software Inc*                                            757,554
      5,100 Ciber Inc*                                                   142,479
     12,000 Intuit Inc*                                                  870,000
     33,700 National Data Corp                                         1,640,752
     74,000 Outdoor Systems Inc*                                       2,220,000
     87,500 Parametric Technology Corp*                                1,421,875
     45,000 Renaissance Worldwide Inc*                                   275,625
     41,300 Sungard Data System Inc*                                   1,639,073
     33,500 Synopsys Inc*                                              1,817,375
                                                                     $14,761,222

INSURANCE --- 2.8%
     33,000 Ace Ltd                                                    1,136,421
     29,500 Partnerre Ltd                                              1,349,625
     35,000 Protective Life Corp                                       1,393,420
                                                                      $3,879,466

MFTG - CONSUMER PRODS. --- 7.2%
     17,500 Catalina Marketing Corp*                                   1,196,563
     73,000 Gartner Group Inc Class A*                                 1,551,250
     71,000 Jones Apparel Group Inc*                                   1,566,402
     52,500 US Foodservice Inc*                                        2,572,500
     30,500 Viad Corp                                                    926,438
     90,500 Warnaco Group Inc Class A                                  2,285,125
                                                                     $10,098,278

MFTG - INDUSTRIAL PRODS --- 5.9%
     18,000 Agouron Pharmaceutical Inc*                                1,057,500
     19,500 Alza Corp*                                                 1,018,875
     38,500 Danaher Corp                                               2,091,012
     56,000 Gilead Sciences Inc*                                       2,299,472
     22,900 Great Lakes Chemical Corp                                    916,000
      9,000 Medimmune Inc*                                               894,933
                                                                      $8,277,792

MINING --- 0.3%
     96,000 Battle Mountain Gold Co                                      396,000
                                                                        $396,000

OIL & GAS --- 2.1%
     77,500 BJ Services Company USA*                                   1,210,938
     50,100 Ocean Energy Inc*                                            316,231
     58,700 Smith International Inc*                                   1,478,477
                                                                      $3,005,646

RETAIL TRADE --- 12.0%
     48,000 Autozone Inc*                                              1,580,976
     37,000 BJ Wholesale Club Inc*                                     1,713,544
     34,600 Borders Group Inc*                                           862,820
     48,000 Circuit City Stores Inc                                    2,396,976
     71,000 Family Dollar Stores Inc                                   1,562,000
     28,500 Fred Meyer Inc*                                            1,717,125
     52,500 General Nutrition Companies Inc*                             853,125
     39,500 Outback Steakhouse Inc*                                    1,575,063
     47,000 Saks Inc*                                                  1,483,414
     39,400 Shopko Stores Inc*                                         1,310,050
     37,000 Whole Foods Market Inc*                                    1,789,875
                                                                     $16,844,968

SECURITIES & COMMODITIES --- 0.5%
     22,000 Franklin Resources Inc                                       704,000
                                                                        $704,000

TRANSPORTATION EQUIPMENT --- 0.9%
     58,000 BE Aerospace Inc*                                          1,218,000
                                                                      $1,218,000

WHOLESALE TRADE - INDL --- 1.2%
     63,000 Sybron International Corp*                                 1,712,781
                                                                      $1,712,781

WHOLESALE TRADE -CONSUMER --- 1.1%
     21,000 Costco Companies Inc*                                      1,515,927
                                                                      $1,515,927

TOTAL COMMON STOCK --- 93.4%                                        $131,185,990
(Cost $107,987,016)

SHORT-TERM INVESTMENTS

CREDIT INSTITUTIONS --- 1.6%
  2,200,000 American Express Credit Corp                               2,198,243
                                                                      $2,198,243

FOREIGN BANKS --- 4.3%
  6,047,000 Canadian Imperial Bank of Commerce                         6,047,000
                                                                      $6,047,000

HOLDING & INVEST. OFFICES --- 0.7%
  1,000,000 American General Finance Corp                                999,215
                                                                        $999,215

TOTAL SHORT-TERM INVESTMENTS --- 6.6%                                 $9,244,458
(Cost $9,244,458)

TOTAL MID-CAP GROWTH PORTFOLIO --- 100.0%                           $140,430,448
(Cost $117,231,474)

The Maxim Series Fund

Short-Term Maturity Bond Portfolio

BONDS

AGENCY --- 0.6%
    698,526 Federal Home Loan Mortgage Corp                              696,626
            Pool #L90105
            6.000% April 1, 1999
                                                                        $696,626

CREDIT INSTITUTIONS --- 26.6%
  1,000,000 American General Financial Corp                            1,013,970
            Notes
            7.125% December 1, 1999
  3,000,000 Associates Corporation of North America                    3,029,910
            Notes
            5.875% May 16, 2001
  2,000,000 Banc One Corp                                              2,032,880
            Senior Medium Term Notes
            6.700% March 24, 2000
  1,000,000 CIT Group Holdings Inc                                     1,006,125
            Notes
            6.250% October 25, 1999
  3,000,000 Conseco Inc                                                2,890,140
            MOPPRS
            6.400% June 15, 2001
  2,000,000 Countrywide Funding Corp                                   2,021,540
            Medium Term Notes
            6.430% October 23, 2000
  1,000,000 First National Bank Commerce                               1,010,810
            Bank Notes
            6.500% January 14, 2000
  2,000,000 General Electric Capital Corp                              2,032,400
            Medium Term Notes
            6.040% August 16, 2000
  3,000,000 General Motors Acceptance Corp                             2,993,310
            Medium Term Notes
            5.350% December 7, 2001
  2,000,000 Household Finance Corp                                     2,044,400
            Medium Term Notes
            7.150% June 15, 2000
  4,000,000 International Business Machines Credit Corp                4,057,000
            Notes
            5.760% May 15, 2001
  3,000,000 MBNA America Bank NA                                       2,972,100
            Bank Notes
            6.080% August 10, 2001
  2,000,000 Sanwa Business Credit#                                     2,020,000
            Medium Term Notes
            6.540% June 20, 2000
                                                                     $29,124,585

ELECTRIC --- 16.2%
  2,000,000 Houston Lighting & Power Co                                2,024,800
            Secured Medium Term Notes
            6.100% March 1, 2000
  1,500,000 Idaho Power Co                                             1,546,230
            First Mortgage Bonds
            8.650% January 1, 2000
  2,000,000 Monogahela Power                                           2,004,100
            First Mortgage Bonds
            5.625% April 1, 2000
  2,000,000 National Rural Utilities Corp                              2,036,800
            Medium Term Notes
            6.260% July 10, 2000
  3,000,000 Pennsylvania Power & Light Co                              3,044,610
            Remarketable Putable Notes
            6.125% May 1, 2001
  2,000,000 Southwestern Electric Power Co                             2,012,060
            First Mortgage Bond
            6.125% September 1, 1999
  3,000,000 Washington Water Power Co                                  3,047,070
            First Mortgage Medium Term Notes
            6.240% October 2, 2000
  2,000,000 Western Resources Inc                                      2,014,860
            First Mortgage Bonds
            7.250% July 1, 1999
                                                                     $17,730,530

ELECTRONICS - HIGH TECH --- 1.9%
  2,000,000 Texas Instruments Inc                                      2,040,160
            Notes
            6.875% July 15, 2000
                                                                      $2,040,160

FOREIGN GOVERNMENTS --- 0.9%
  1,000,000 Swedish Government                                           999,000
            Eurodollar Medium Term Notes
            4.500% March 24, 1999
                                                                        $999,000

INSURANCE --- 2.8%
  3,000,000 Travelers Property Casualty Corp                           3,086,610
            Notes
            6.750% April 15, 2001
                                                                      $3,086,610

LEASING --- 1.9%
  2,000,000 International Lease Finance Corp                           2,036,500
            Medium Term Notes
            6.510% July 10, 2000
                                                                      $2,036,500

MFTG - CONSUMER PRODS. --- 1.9%
  1,000,000 Donnelley & Sons                                           1,022,520
            Medium Term Notes
            7.960% November 8, 1999
  1,000,000 Sara Lee Corp                                              1,007,063
            Medium Term Notes
            6.500% September 20, 1999
                                                                      $2,029,583

MFTG - INDUSTRIAL PRODS --- 11.0%
  2,000,000 Air Products & Chemicals Inc                               2,013,100
            Medium Term Notes
            6.010% December 15, 1999
  2,000,000 Alcan Aluminium Ltd                                        2,008,800
            Notes
            5.875% April 1, 2000
  1,000,000 Caterpillar Inc                                            1,008,800
            Medium Term Notes
            6.800% August 24, 1999
  3,000,000 Cooper Industries Inc                                      3,013,260
            Medium Term Notes
            5.640% February 15, 2001
  1,000,000 Ingersoll-Rand Co                                          1,007,950
            Medium Term Notes
            6.540% August 10, 1999
  3,000,000 Tyco International Group SA                                3,028,890
            Yankee Notes
            6.125% June 15, 2001
                                                                     $12,080,800

RAILROADS --- 1.9%
  2,000,000 SNCB Belgium Rail                                          2,058,750
            Euro Medium Term Note
            8.250% February 2, 2000
                                                                      $2,058,750

RETAIL TRADE --- 9.3%
  4,000,000 Dillards Inc Class A                                       4,005,760
            Resetable Putable Notes
            6.170% August 1, 2001
  3,150,000 J Sainsbury PLC                                            3,183,469
            Eurodollar Medium Term Notes
            6.625% December 31, 1999
  1,000,000 JC Penney & Co Inc                                         1,006,040
            Notes
            6.875% June 15, 1999
  1,000,000 Nordstrom Credit Inc                                       1,009,441
            Medium Term Notes
            6.875% September 15, 1999
  1,000,000 Sears Roebuck Acceptance Corp                              1,001,090
            Medium Term Notes
            6.380% February 16, 1999
                                                                     $10,205,800

SECURITIES & COMMODITIES --- 2.8%
  3,000,000 Merrill Lynch & Co                                         3,035,970
            Medium Term Notes
            6.020% May 11, 2001
                                                                      $3,035,970

TELEPHONE --- 3.4%
  1,635,000 Ameritech Capital Funding                                  1,650,843
            Notes
            5.650% January 15, 2001
  2,000,000 Frontier Corp#                                             2,018,400
            PATS
            6.250% December 15, 1999
                                                                      $3,669,243

U.S. GOVERNMENTS --- 15.7%
  9,000,000 Federal National Mortgage Association                      8,938,080
            Notes
            4.625% October 15, 2001
  2,000,000 Federal National Mortgage Association                      2,021,560
            Medium Term Notes
            6.420% October 1, 1999
  2,000,000 United States of America                                   2,083,740
            Treasury Notes
            6.250% October 31, 2001
  4,000,000 United States of America                                   4,135,000
            Treasury Notes
            5.875% November 30, 2001
                                                                     $17,178,380

WHOLESALE TRADE -CONSUMER --- 2.8%
  3,000,000 Cargill Inc                                                3,039,900
            Eurodollar Medium Term Notes
            6.250% March 13, 2000
                                                                      $3,039,900

TOTAL BONDS --- 99.7%                                               $109,012,437
(Cost $108,148,804)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 0.3%
    349,000 Canadian Imperial Bank of Commerce                           349,000
                                                                        $349,000

TOTAL SHORT-TERM INVESTMENTS --- 0.3%                                   $349,000
(Cost $349,000)

TOTAL SHORT-TERM MATURITY BOND PORTFOLIO --- 100.0%                 $109,361,437
(Cost $108,497,804)

The Maxim Series Fund

Value Index Portfolio

COMMON STOCK

AGENCY --- 0.8%
     33,700 Federal National Mortgage Association (nonvtg)             2,493,800
                                                                      $2,493,800

AGRICULTURE --- 0.0%
      4,100 Agco Corp                                                     32,288
      2,600 Dole Food Company Inc                                         78,000
                                                                        $110,288

AIR --- 1.0%
     12,500 AMR Corp*                                                    742,188
      3,300 Airborne Freight Corp                                        119,005
      4,100 Continental Airlines Inc Class B*                            137,350
     10,100 Delta Air Lines Inc                                          525,200
      9,420 FDX Corp*                                                    838,380
      1,900 Northwest Airlines Corp*                                      48,568
      1,600 Pittston Burlington Group                                     51,000
     23,050 Southwest Airlines Co                                        517,173
      1,300 UAL Corp*                                                     77,593
      5,000 US Air Group Inc*                                            260,000
                                                                      $3,316,457

COMMUNICATIONS --- 5.3%
      6,400 AH Belo Corp Class A                                         127,597
    110,900 AT&T Corp                                                  8,345,225
        300 BHC Communications Inc                                        36,600
     24,324 CBS Corp                                                     796,611
      6,000 Cabletron Systems Inc*                                        50,250
      6,600 Cablevision Systems Corp*                                    331,234
        976 Chris-Craft Industries Inc*                                   47,031
      6,900 Comcast Corp Class A                                         404,940
      3,400 Comsat Corp                                                  122,400
      2,100 Cox Communications Inc*                                      145,163
     11,600 Gannett Company Inc                                          748,200
      4,100 General Instrument Corp*                                     139,142
      1,200 Jacor Communications Inc Class A*                             77,250
     18,600 Level 3 Communications Inc*                                  802,125
     30,800 MediaOne Group Inc                                         1,447,600
        400 Metro-Goldwyn-Mayer Inc*                                       5,275
      7,900 Nextel Communications Inc*                                   186,638
        900 PanAmStat Corp*                                               35,043
        800 Qualcomm Inc                                                  41,450
      1,800 Scripps Howard Broadcasting Co Class A                        89,550
      1,300 Sinclair Broadcast Group Inc Class A*                         25,431
      1,100 TCA Cable TV Inc                                              39,256
     12,300 Tele-Communications Inc*                                     289,813
     35,900 Tele-Communications TCI*                                   1,985,701
      2,100 Telephone & Data Systems Inc                                  94,368
      5,800 USA Networks Inc*                                            192,125
        420 United States Cellular Corp*                                  15,960
     10,100 Viacom Inc Class B*                                          747,400
                                                                     $17,369,378

CONSTRUCTION --- 0.1%
      4,100 Centex Corp                                                  184,754
      5,750 Clayton Homes Inc                                             79,419
      2,000 Johns Manville Corp                                           32,874
      1,300 Lennar Corp                                                   32,825
                                                                        $329,872

CONSUMER SERVICES --- 1.8%
      4,100 AMF Bowling Inc*                                              21,013
      7,760 Allegiance Corp                                              361,810
      4,300 Allergan Inc                                                 278,425
      3,100 Bausch & Lomb Inc                                            186,000
      2,600 Baxter International Inc                                     167,211
      4,100 Beverly Enterprises Inc*                                      27,675
      3,700 CR Bard Inc                                                  183,150
        900 Capstar Broadcasting Corp*                                    20,588
      4,600 Circus Circus Enterprises Inc*                                52,610
     42,600 Columbia/HCA Healthcare Corp                               1,054,350
        380 Crestline Capital Corp*                                        5,558
      5,000 Foundation Health Systems*                                    59,685
      3,000 Genzyme Corp                                                 149,250
        700 H&R Block Inc                                                 31,500
      2,400 HCR Manor Care Inc*                                           70,500
      9,100 HRPT Properties Trust                                        127,964
      3,800 Harrah's Entertainment Inc*                                   59,611
      4,500 Healthsouth Corp*                                             69,467
      8,300 Hilton Hotels Corp                                           158,738
      3,800 Host Marriott Corp*                                           52,486
      4,200 Humana Inc*                                                   74,810
      4,500 IMS Health Inc                                               339,467
      2,900 Integrated Health Services Inc*                               40,963
      4,000 King World Productions Inc*                                  117,748
      1,200 MGM Grand Inc*                                                32,550
      7,200 Mirage Resorts Inc*                                          107,546
        600 Omnicare Inc                                                  20,850
      2,146 Pacific Health Systems*                                      170,607
      8,100 Patriot American Hospitality                                  48,600
        400 Penton Media Inc                                               8,100
      1,100 Promus Hotel Corp*                                            35,613
     10,100 Republic Industries Inc*                                     148,975
        700 Sabre Group Holdings Inc*                                     31,150
      2,500 Service Corporation International                             95,155
      2,700 St Jude Medical Inc*                                          74,755
     12,300 Starwood Hotels & Resorts                                    279,050
        800 Steelcase Inc                                                 13,150
      2,000 Stewart Enterprises Inc Class A                               44,500
     11,087 Tenet Healthcare Corp*                                       291,034
      2,700 Trigon Healthcare Inc*                                       100,742
      6,300 United Healthcare Corp                                       271,291
        500 Universal Health Services Inc Class B*                        25,938
      3,300 Wellpoint Health Networks*                                   287,100
      5,700 Whitman Corp                                                 144,638
                                                                      $5,941,923

CREDIT INSTITUTIONS --- 11.4%
      7,725 AmSouth Bancorp                                              352,453
      5,400 American Express Co                                          552,150
      4,400 Associated Banc-Corp                                         150,423
      6,404 Associates First Capital Corp                                271,370
      3,755 Astoria Financial Corp                                       171,791
     19,940 BB&T Corp                                                    803,821
      2,000 Bank United Corp Class A                                      78,500
     44,000 Bank of New York Company Inc                               1,771,000
     20,180 BankBoston Corp                                              785,749
    119,234 Bankamerica Corp                                           7,168,944
      6,496 Bankers Trust New York Corp                                  554,999
      9,318 Charter One Financial Inc                                    258,575
      2,800 City National Corp                                           116,550
      6,200 Colonial Bancgroup Inc                                        74,400
     10,650 Comerica Inc                                                 726,192
      4,237 Commerce Bancshares Inc                                      180,073
      4,900 Compass Bancshares Inc                                       186,504
      7,000 Countrywide Credit Industries Inc                            351,309
      7,700 Crestar Financial Corp                                       554,400
      1,937 Fifth Third Bancorp                                          138,131
      7,600 First American Corp                                          337,250
     11,625 First Security Corp                                          271,734
      8,800 First Tennessee National Corp                                334,946
     62,588 First Union Corp                                           3,806,101
      3,400 First Virginia Banks Inc                                     159,800
      4,300 FirstMerit Corp                                              115,563
     38,930 Fleet Financial Group Inc                                  1,739,665
      3,400 Golden West Financial Corp                                   311,736
     22,326 Household International Inc                                  884,668
     14,536 Huntington Bancshares Inc                                    436,981
     12,000 JP Morgan & Co Inc                                         1,260,744
     31,164 Keycorp                                                      997,248
      7,300 Marshall & Ilsley Corp                                       426,590
     15,292 Mellon Bank Corp                                           1,051,325
      9,850 Mercantile Bancorporation Inc                                454,331
      4,950 Mercantile Bankshares Corp                                   190,575
     22,640 National City Corp                                         1,641,400
      9,200 North Fork Bancorporation Inc                                220,220
      3,400 Northern Trust Corp                                          296,861
      5,836 Old Kent Financial Corp                                      271,374
     20,665 PNC Bank Corp                                              1,118,493
      5,600 Pacific Century Financial Corp                               136,500
      1,700 Peoples Bank of Bridgeport                                    46,963
      9,400 Popular Inc                                                  319,600
     15,187 Regions Financial Corp                                       612,218
        600 State Street Boston Corp                                      41,737
     12,700 Suntrust Banks Inc                                           971,550
      5,900 Synovus Financial Corp                                       143,813
      5,100 TCF Financial Corp                                           123,354
      1,300 US Trust Corp                                                 98,800
      9,333 Union Planters Corp                                          422,897
      2,400 Unionbancal Corp                                              81,749
      3,381 Valley National Bancorp                                       95,300
     13,842 Wachovia Corp                                              1,210,303
      3,680 Washington Federal Inc                                        98,208
     32,249 Washington Mutual Inc                                      1,231,493
      2,200 Wilmington Trust Co                                          135,575
        600 Zions Bancorp                                                 37,425
                                                                     $37,382,424

ELECTRIC --- 6.2%
      8,400 Allegheny Energy Inc                                         289,800
      9,457 Ameren Corp                                                  403,691
     13,100 American Electric Power Company Inc                          616,512
      3,300 BEC Energy                                                   135,917
     10,300 Baltimore Gas & Electric Co                                  318,013
      7,100 CMS Energy Corp                                              343,903
     10,400 Carolina Power & Light Co                                    489,445
     14,600 Central & South West Corp                                    400,580
     10,316 Cinergy Corp                                                 354,613
     18,145 Citizens Utilities Co*                                       147,428
      7,000 Conectiv Inc                                                 171,500
     16,000 Consolidated Edison Inc                                      846,000
     11,150 DPL Inc                                                      241,119
      5,400 DQE Inc                                                      237,260
     10,000 DTE Energy Co                                                428,750
     13,400 Dominion Resources Inc                                       626,450
     24,745 Duke Energy Corp                                           1,585,214
     24,100 Edison International                                         671,788
      4,400 Energy East Corp                                             248,600
     16,979 Entergy Corp                                                 528,471
     11,100 FPL Group Inc                                                684,038
     16,252 Firstenergy Corp                                             529,198
      6,200 Florida Progress Corp                                        277,834
      8,800 GPU Inc                                                      388,846
     17,619 Houston Industries Inc                                       566,010
      5,000 Illinova Corp                                                125,000
      5,300 Interstate Energy Corp                                       170,925
      2,750 Ipalco Enterprises Inc                                       152,452
      4,300 Kansas City Power & Light Co                                 127,388
      8,908 LG&E Energy Corp                                             252,203
      6,500 MidAmerican Energy Holdings Co                               174,688
      3,800 Montana Power Co                                             214,936
      4,200 New England Electric System                                  202,125
     13,000 Niagara Mohawk Power Corp*                                   209,625
      8,100 Nipsco Industries Inc                                        246,540
      9,500 Northeast Utilities*                                         152,000
     10,500 Northern States Power Co                                     291,375
     11,098 PP&L Resources Inc                                           309,357
     20,500 PacifiCorp                                                   431,771
     15,400 Peco Energy Co                                               641,025
      5,800 Pinnacle West Capital Corp                                   245,775
      8,200 Potomac Electric Power Co                                    215,758
     15,600 Public Service Enterprise Group Inc                          624,000
      5,900 Puget Sound Power & Light Co                                 164,463
      7,100 Scana Corp                                                   228,975
     47,900 Southern Co                                                1,392,070
      9,100 Teco Energy Inc                                              256,502
     19,317 Texas Utilities Co                                           901,853
     14,900 Unicom Corp                                                  574,574
      4,000 Utilicorp United Inc                                         146,748
      4,600 Western Resources Inc                                        152,950
      7,900 Wisconsin Energy Corp                                        248,352
                                                                     $20,384,410

ELECTRONICS - HIGH TECH --- 8.4%
     14,800 AMP Inc                                                      770,518
      1,200 AVX Corp                                                      20,324
      4,300 Adaptec Inc*                                                  75,517
      2,800 Adobe Systems Inc                                            130,900
      8,700 Advanced Micro Devices Inc*                                  251,752
      1,600 Aeroquip-Vickers Inc                                          47,899
      1,300 Analog Devices Inc*                                           40,788
        700 Andrew Corp*                                                  11,550
      9,300 Apple Computer Inc*                                          380,714
      1,300 Applied Materials Inc*                                        55,493
      3,900 Atmel Corp*                                                   59,717
      2,300 Avnet Inc                                                    139,150
      5,300 Black & Decker Corp                                          297,129
        900 DST Systems Inc*                                              51,356
        200 Dentsply International Inc                                     5,150
      3,400 Diebold Inc                                                  121,336
     21,000 Eastman Kodak Co                                           1,512,000
     27,400 Emerson Electric Co                                        1,657,700
      5,500 Harris Corp                                                  201,438
     25,100 Hewlett-Packard Co                                         1,714,631
      6,200 Honeywell Inc                                                466,934
      3,700 Hubbell Inc Class B                                          140,600
     55,200 International Business Machines Corp                      10,198,200
      5,400 Johnson Controls Inc                                         318,600
      2,900 KLA-Tencor Corp*                                             125,788
      6,000 LSI Logic Corp*                                               96,750
      2,300 Litton Industries Inc*                                       150,075
        800 MSC Industrial Direct Company Inc Class A*                    18,100
      1,700 Maytag Corp                                                  105,825
     10,900 Micron Technology Inc*                                       551,126
      2,800 Molex Inc                                                    106,750
     26,300 Motorola Inc                                               1,605,931
      6,731 NCR Corp*                                                    281,019
      8,800 National Semiconductor Corp*                                 118,800
     22,600 Novell Inc*                                                  409,625
     26,152 PG&E Corp                                                    823,788
      2,100 Pittway Corp Class A                                          69,430
      2,400 Polaroid Corp                                                 44,849
      3,700 Quantum Corp*                                                 78,625
     23,100 Raytheon Co                                                1,230,075
        800 SCI Systems Inc*                                              46,200
      1,800 Scientific-Atlanta Inc                                        41,062
     10,700 Seagate Technology Inc*                                      323,675
     12,900 Silicon Graphics Inc*                                        166,088
        700 Storage Technology Corp*                                      24,893
      3,000 Tektronix Inc                                                 90,186
      2,200 Teleflex Inc                                                 100,375
      3,000 Teradyne Inc*                                                127,125
      6,600 Texas Instruments Inc                                        564,709
      6,100 Thermo Electron Corp*                                        103,316
        100 Thermo Instrument Systems Inc*                                 1,506
      3,700 Thomas & Betts Corp                                          160,254
     17,500 Unisys Corp*                                                 602,648
      1,600 Varian Associates Inc                                         60,600
        900 Vitesse Semiconductor Corp*                                   41,063
      5,300 WW Grainger Inc                                              220,613
      4,900 Whirlpool Corp                                               271,338
      2,850 York International Corp                                      116,314
                                                                     $27,547,917

ENVIRONMENTAL SERVICES --- 0.3%
     11,959 Browning-Ferris Industries Inc                               340,078
      3,500 Ogden Corp                                                    87,717
     11,925 Waste Management Inc                                         556,003
                                                                        $983,798

FINANCIAL SERVICES --- 0.1%
      2,600 C.I.T. Group Inc                                              82,711
      2,700 Heller Financial Inc                                          79,313
        500 Ocwen Financial Corp*                                          6,156
                                                                        $168,180

FORESTRY --- 0.7%
      3,600 Boise Cascade Corp                                           111,600
      6,400 Georgia-Pacific Corp (Timber Group)                          152,397
      6,100 Georgia-Pacific Group                                        357,228
     21,018 International Paper Co                                       941,859
      7,600 Louisiana-Pacific Corp                                       139,171
     13,600 Weyerhaeuser Co                                              691,043
                                                                      $2,393,298

GAS --- 1.4%
      5,700 Columbia Gas System Inc                                      329,175
      6,600 Consolidated Natural Gas Co                                  356,400
     21,358 Enron Corp                                                 1,218,730
      2,600 KN Energy Inc                                                 94,575
      9,788 Keyspan Energy Corp                                          303,428
      5,500 MCN Corp                                                     104,841
      2,700 National Fuel Gas Co                                         122,005
      7,900 New Century Energies Inc                                     385,125
      3,300 Nicor Inc                                                    139,425
      5,700 Questar Corp                                                 110,438
      7,200 Sonat Inc                                                    194,846
     11,700 Tenneco Inc                                                  398,525
     25,661 Williams Companies Inc                                       800,290
                                                                      $4,557,803

HIGHWAYS --- 0.0%
      4,900 Ryder System Inc                                             127,400
                                                                        $127,400

HOLDING & INVEST. OFFICES --- 5.5%
     76,153 Bank One Corp                                              3,888,524
      5,000 Carramerica Realty Corp                                      120,000
      1,800 Centura Banks Inc                                            133,875
     58,032 Chase Manhattan Corp                                       3,949,774
     10,751 Cincinnati Financial Corp                                    393,755
      7,700 Dime Bancorp Inc                                             203,565
      5,800 Duke Realty Investments Inc                                  134,850
      5,900 Equitable Companies Inc                                      341,463
      8,100 Equity Residential Properties Trust                          327,540
        900 Federated Investors Inc                                       16,313
      2,900 Finova Group Inc                                             156,417
      7,164 Firstar Corp                                                 668,043
      8,500 Golden State Bancorp                                         141,313
      4,800 Green Point Financial Corp                                   168,600
     10,800 Hibernia Corp                                                187,650
      3,600 Keystone Financial Inc                                       133,200
      2,900 Kimco Realty Corp                                            115,092
        850 Liberty Financial Companies Inc                               22,950
      4,500 Liberty Property Trust                                       110,813
        293 M & T Bank Corp                                              152,049
      6,100 Peoples Heritage Financial Group Inc                         122,000
      4,733 Prologis Trust                                                98,210
      1,700 Provident Financial Group Inc                                 64,175
      5,200 Public Storage Inc                                           140,722
      7,400 Republic New York Corp                                       337,159
     11,350 SouthTrust Corp                                              419,235
     10,100 Sovereign Bancorp Inc                                        143,925
     11,900 Summit Bancorp                                               519,875
      9,784 U S Bancorp                                                  347,332
      6,850 US Industries Inc                                            127,581
      3,751 Waddell & Reed Financial                                      88,850
    102,230 Wells Fargo Co*                                            4,082,760
         62 Wesco Financial Corp                                          21,995
                                                                     $17,879,605

INDEPENDENT POWER PROD --- 0.1%
      2,700 Calenergy Inc*                                                93,655
      5,600 OGE Energy Corp                                              162,400
                                                                        $256,055

INDUSTRIAL SERVICES --- 0.9%
      4,000 AC Nielsen Corp*                                             113,000
        600 Affiliated Computer Services Inc Class A*                     27,000
      6,300 Arrow Electronics Inc*                                       168,128
      6,000 Comdisco Inc                                                 101,250
      5,600 Deluxe Corp                                                  204,747
      7,000 Dun & Bradstreet Corp                                        220,934
      3,200 EG&G Inc                                                      88,998
     22,000 Electronic Data Systems Corp                               1,105,500
      5,300 First Data Corp                                              167,941
        300 Fiserv Inc*                                                   15,431
      5,200 Fluor Corp                                                   221,322
        300 Kelly Services Inc Class A                                     9,525
      2,900 National Service Industries Inc                              110,200
      2,000 Pitney Bowes Inc                                             132,124
        500 Policy Management Systems Corp*                               25,250
      2,420 RH Donnelley Corp                                             35,240
      2,700 Reynolds & Reynolds Co Class A                                61,930
      3,400 Sterling Software Inc*                                        92,011
                                                                      $2,900,531

INSURANCE --- 9.5%
      4,600 20th Century Industries                                      106,660
      8,900 AON Corp                                                     492,838
      8,900 Aetna Inc                                                    699,763
     14,600 Aflac Inc                                                    642,400
        291 Allegheny Generating Co                                       54,672
      4,199 Allmerica Financial Corp                                     243,017
     52,806 Allstate Corp                                              2,039,632
      3,900 Ambac Inc                                                    234,729
      2,200 American Bankers Insurance Group Inc                         106,425
      2,300 American Financial Group Inc                                 100,913
     17,225 American General Corp                                      1,343,550
     63,475 American International Group Inc                           6,133,272
        700 American National Insurance Co                                57,925
      1,300 CNA Financial Corp*                                           52,325
     11,200 Chubb Capital Corp                                           726,600
     14,200 Cigna Corp                                                 1,097,830
    133,600 Citigroup Inc                                              6,613,200
     12,299 Conseco Inc                                                  375,882
      4,700 Erie Indemnity Co Class A                                    146,875
      2,800 Everest Reinsurance Holdings Inc                             109,024
      2,100 Financial Security Assurance Holdings Ltd                    113,925
      3,800 Fremont General Corp                                          94,050
      5,240 General Re Corp                                            1,066,340
     15,200 Hartford Financial Services Group Inc                        834,100
      1,400 Hartford Life Class A                                         81,550
      3,000 Horace Mann Educators Corp                                    85,500
      7,300 Jefferson-Pilot Corp                                         547,500
      2,800 Leucadia National Corp*                                       88,200
      6,900 Lincoln National Corp                                        564,503
      4,900 Loews Corp                                                   481,425
      6,800 MBIA Inc                                                     445,822
     17,600 Marsh & McLennan Companies Inc                             1,028,491
      1,000 Mercury General Corp                                          43,812
      1,400 Nationwide Financial Services Inc                             72,362
      2,300 Ohio Casualty Corp                                            94,588
      9,525 Old Republic International Corp                              214,313
      1,900 Orion Capital Corp                                            75,643
      4,400 Protective Life Corp                                         175,173
      5,506 Provident Companies Inc                                      228,499
      4,400 Reliance Group Holdings Inc                                   56,650
      6,300 Reliastar Financial Corp                                     290,588
      9,400 SafeCo Corp                                                  403,608
     15,562 St Paul Companies Inc                                        540,780
      2,800 SunAmerica Inc                                               227,150
      1,500 The PMI Group Inc                                             74,063
      9,700 Torchmark Corp                                               342,526
      4,300 TransAmerica Corp                                            496,650
      1,200 Transatlantic Holdings Inc                                    90,674
      3,900 Travelers Property Casualty Corp                             120,900
      1,900 Unitrin Inc                                                  136,325
      8,700 Unum Corp                                                    507,863
                                                                     $31,001,105

MFTG - CONSUMER PRODS. --- 4.4%
      2,400 Alberto-Culver Co Class B                                     64,049
      4,600 American Greetings Corp Class A                              188,885
     27,100 Anheuser-Busch Companies Inc                               1,778,438
     40,626 Archer-Daniels-Midland Co                                    698,239
      5,100 Bestfoods                                                    271,575
      3,000 Brown-Forman Corp Class B                                    227,061
      6,700 Brunswick Corp                                               165,825
        900 Central Newspapers Inc                                        64,293
      1,500 CompUSA Inc*                                                  19,593
     11,300 ConAgra Inc                                                  355,950
      2,000 Dean Foods Co                                                 81,624
      2,800 Dow Jones & Company Inc                                      134,750
      5,000 General Mills Inc                                            388,750
     13,000 HJ Heinz Co                                                  736,125
      2,800 Harcourt General Inc                                         148,924
      1,700 Harte-Hanks Communications Inc                                48,450
      7,800 Hasbro Inc                                                   281,775
      2,000 Hershey Foods Corp                                           124,374
        400 Hillenbrand Industries Inc                                    22,750
      3,000 Hormel Foods Corp                                             98,250
      5,800 IBP Inc                                                      168,925
      6,800 Ikon Office Solutions Inc                                     58,222
      5,600 International Flavors & Fragrances Inc                       247,447
      1,600 Interstate Bakeries Co                                        42,299
      7,400 Kellogg Co                                                   252,525
      5,400 Knight-Ridder Inc                                            276,075
        550 Lancaster Colony Corp                                         17,669
      4,800 Leggett & Platt Inc                                          105,600
      3,500 Liz Claiborne Inc                                            110,467
     11,300 Masco Corp                                                   324,875
      3,200 McCormick & Company Inc (nonvtg)                             108,198
      5,700 McGraw-Hill Companies Inc                                    580,688
      1,900 Mohawk Industries Inc*                                        79,918
      3,600 Nabisco Holdings Corp Class A                                149,400
     11,200 New York Times Co Class A                                    388,494
      2,600 Newell Co                                                    107,250
      3,500 Premark International Inc                                    121,188
      4,000 Primedia Inc*                                                 47,000
      2,900 Quaker Oats Co                                               172,550
     22,174 RJR Nabisco Holdings Corp                                    658,280
      7,000 RR Donnelley & Sons Co                                       306,684
      3,100 Ralston-Ralston Purina Group                                 100,363
      4,900 Readers Digest Association Inc Class A                       123,416
      6,300 Rubbermaid Inc                                               198,053
      7,400 Shaw Industries Inc                                          179,450
        500 Sodexho Marriott Services                                     13,844
        500 Tiffany & Co                                                  25,938
     29,200 Time Warner Inc                                            1,812,210
      2,800 Tribune Co                                                   184,800
      1,600 Tupperware Corp                                               26,299
      7,600 Tyson Foods Inc Class A                                      161,500
      1,400 US Foodservice Inc*                                           68,600
      7,300 UST Inc                                                      254,588
        600 Unifi Inc                                                     11,737
      6,700 VF Corp                                                      314,063
      1,800 Warnaco Group Inc Class A                                     45,450
        425 Washington Post Co Class B                                   245,623
      7,700 Willamette Industries Inc                                    257,950
        500 Wm Wrigley Jr Co                                              44,781
                                                                     $14,292,099

MFTG - INDUSTRIAL PRODS --- 7.9%
      9,700 3Com Corp*                                                   434,676
      7,400 Abbott Laboratories                                          362,600
     15,800 Air Products & Chemicals Inc                                 632,000
     10,400 Allegheny Teledyne Inc                                       212,545
     12,608 Aluminum Company of America                                  940,078
      6,200 American Home Products Corp                                  349,134
      2,500 Armstrong World Industries Inc                               150,780
      3,000 Bemis Company Inc                                            113,811
      3,700 Bowater Inc                                                  153,317
      2,600 Cabot Corp                                                    72,636
      3,600 Callaway Golf Co                                              36,900
      1,600 Carlisle Companies Inc                                        82,600
      5,200 Case Corp                                                    113,422
     24,600 Caterpillar Inc                                            1,131,600
      6,600 Champion International Corp                                  267,300
        800 Chiron Corp*                                                  20,950
        300 Clorox Co                                                     35,044
      4,000 Consolidated Papers Inc                                      110,000
      6,600 Cooper Industries Inc                                        314,734
      4,900 Cooper Tire & Rubber Co                                      100,141
      2,300 Cordant Technologies Inc                                      86,250
      3,625 Crane Co                                                     109,428
      7,100 Crown Cork & Seal Company Inc                                218,765
        500 Cytec Industries Inc*                                         10,625
        400 Danaher Corp                                                  21,725
     16,300 Deere & Co                                                   539,938
     12,100 Dover Corp                                                   443,163
     15,200 Dow Chemical Co                                            1,382,242
     55,700 EI DuPont De Nemours & Co                                  2,955,553
      5,500 Eastman Chemical Co                                          246,125
      6,800 Engelhard Corp                                               132,600
      4,300 Fulton Financial Corp                                         96,750
     10,700 Goodyear Tire & Rubber Co                                    539,676
      3,600 Great Lakes Chemical Corp                                    144,000
      3,300 Harnischfeger Industries Inc                                  33,617
      2,800 Harsco Corp                                                   85,224
      4,300 Hercules Inc                                                 117,713
      5,300 ICN Pharmaceuticals Inc                                      119,913
      7,920 IMC Global Inc                                               169,290
      8,200 ITT Industries Inc                                           325,950
     11,300 Ingersoll-Rand Co                                            530,388
      1,100 Intl Specialty Products Inc*                                  14,918
     18,500 Iomega Corp*                                                 135,272
      1,900 Kennametal Inc                                                40,375
      4,032 Kimberly-Clark Corp                                          219,744
      2,200 Lafarge Corp                                                  89,100
      4,100 Lear Corp*                                                   157,850
      3,900 Lubrizol Corp                                                100,179
      2,700 Lyondell Petrochemical Co                                     48,600
      4,900 Mallinckrodt Inc                                             150,979
      3,165 Martin Marietta Materials Inc                                196,822
      7,000 Mead Corp                                                    205,184
      5,400 Millennium Chemicals Inc                                     107,325
     13,600 Minnesota Mining & Manufacturing Co                          967,300
      8,400 Morton International Inc                                     205,800
      4,600 Nalco Chemical Co                                            142,600
      5,600 Nucor Corp                                                   242,200
      3,100 Olin Corp                                                     87,767
      6,800 Owens-Illinois Inc*                                          208,250
     12,100 PPG Industries Inc                                           704,825
      7,600 Pall Corp                                                    192,371
      7,550 Parker Hannifin Corp                                         247,263
      2,400 Pentair Inc                                                   95,549
     34,800 Pharmacia & Upjohn Inc                                     1,970,550
      8,600 Praxair Inc                                                  303,150
      7,625 RPM Inc (Ohio)                                               122,000
      2,600 Raychem Corp                                                  84,011
      4,600 Reynolds Metals Co                                           242,360
     10,800 Rockwell International Corp                                  524,470
      7,800 Rohm & Haas Co                                               234,975
     10,000 Sherwin-Williams Co                                          293,750
      6,900 Sigma Aldrich Corp                                           202,688
      5,161 Smurfit - Stone Container Corp*                               81,606
      4,100 Snap-On Inc                                                  142,729
      7,900 Solutia Inc                                                  176,763
      6,640 Sonoco Products Co                                           196,710
      1,600 Southdown Inc                                                 94,699
      1,900 St Joe Corp                                                   44,530
      3,800 Temple-Inland Inc                                            225,386
      3,300 The BF Goodrich Co                                           118,388
      1,500 The Stanley Works                                             41,625
      3,500 The Timken Co                                                 66,063
      3,000 Trinity Industries Inc                                       115,500
      1,600 USG Corp                                                      81,499
     21,100 USX-Marathon Group                                           635,638
      6,100 USX-US Steel Group                                           140,300
      4,800 Union Camp Corp                                              324,000
      8,500 Union Carbide Corp                                           361,250
      6,500 United States Filter Co*                                     148,688
      4,000 WR Grace & Co                                                 62,748
      3,800 Western Digital Corp*                                         57,236
      6,150 Westvaco Corp                                                164,894
      3,300 Witco Corp                                                    52,592
      5,200 Worthington Industries Inc                                    65,000
                                                                     $25,879,274

MINING --- 0.3%
      6,500 Cyprus Amax Minerals Co                                       65,000
     14,700 Homestake Mining Co                                          135,049
     11,527 Newmont Mining Corp                                          208,201
      4,000 Phelps Dodge Corp                                            203,500
      2,100 Vulcan Materials Co                                          276,280
                                                                        $888,030

OIL & GAS --- 9.8%
      5,400 Amerada Hess Corp                                            268,650
     64,900 Amoco Corp                                                 3,829,100
        700 Anadarko Petroleum Corp                                       21,613
      6,100 Apache Corp                                                  154,403
      4,700 Ashland Inc                                                  227,363
     22,000 Atlantic Richfield Co                                      1,435,500
      2,600 BJ Services Company USA*                                      40,625
      8,400 Baker Hughes Inc                                             148,571
     12,172 Burlington Resources Inc                                     435,904
     44,700 Chevron Corp                                               3,707,284
     13,000 Coastal Corp                                                 454,181
      1,700 Dynegy Inc                                                    18,593
      7,826 El Paso Energy Corp                                          272,439
      4,300 Enron Oil & Gas Co                                            74,175
      2,300 Ensco International Inc                                       24,580
    146,200 Exxon Corp                                                10,690,823
      6,900 Halliburton Co                                               204,413
      3,300 Kerr-McGee Corp                                              126,225
     53,500 Mobil Corp                                                 4,661,188
      2,700 Murphy Oil Corp                                              111,375
      1,800 Nabors Industries Inc*                                        24,412
      3,400 Noble Affiliates Inc                                          83,725
      2,100 Noble Drilling Corp*                                          27,168
     23,700 Occidental Petroleum Corp                                    399,938
        890 Ocean Energy Inc*                                              5,618
      2,000 Penzoil-Quaker State Co                                       32,625
     14,500 Phillips Petroleum Co                                        618,063
      7,000 Pioneer Natural Resources Co                                  61,250
      1,100 Rowan Companies Inc*                                          11,000
     15,019 Sempra Energy                                                381,107
      6,000 Sunoco Inc                                                   216,372
     36,601 Texaco Inc                                                 1,935,278
     10,600 Tosco Corp                                                   274,275
      2,600 Transocean Offshore Inc                                       69,711
      6,100 Ultramar Diamond Shamrock Corp                               147,925
     17,400 Union Pacific Resources Group Inc                            157,679
     16,500 UnoCal Corp                                                  481,586
      3,400 Valero Energy Corp                                            72,250
        600 Vastar Resources Inc                                          25,912
      1,105 Weatherford International*                                    21,409
                                                                     $31,954,308

OTHER TRANS. SERVICES --- 0.1%
      1,800 FMC Corp*                                                    100,800
      3,400 GATX Corp                                                    128,775
      2,400 Tidewater Inc                                                 55,649
                                                                        $285,224

RAILROADS --- 1.0%
     32,146 Burlington Northern Santa Fe Corp                          1,084,928
     14,900 CSX Corp                                                     618,350
     26,000 Norfolk Southern Corp                                        823,862
     16,956 Union Pacific Corp                                           764,071
                                                                      $3,291,211

REAL ESTATE --- 0.8%
      5,100 AMB Property Corp                                            112,200
      1,200 Amresco Inc*                                                  10,500
      3,300 Apartment Investment & Management Co Class A                 122,717
      6,700 Archstone Communities Trust                                  135,675
      4,300 Arden Realty Inc                                              99,704
      4,400 Avalonbay Communities Inc                                    150,700
      2,800 CCB Financial Corp                                           159,600
      7,000 Cornerstone Properties Inc                                   109,375
      7,100 Crescent Real Estate Equities Inc                            163,300
     17,900 Equity Office Properties                                     429,600
      4,100 Highwood Properties Inc                                      105,575
      5,100 Indymac Mortgage Holdings Inc                                 53,866
      4,000 Mack-Cali Realty Corp                                        123,500
      2,100 Post Properties Inc                                           80,718
     11,800 Simon Property Group Inc                                     336,300
      4,300 Spieker Properties Inc                                       148,888
      3,700 The Rouse Co                                                 101,750
      4,500 Trustmark Corp                                               101,813
      4,200 Vornado Realty Trust                                         141,750
                                                                      $2,687,531

RETAIL TRADE --- 3.8%
     12,600 Albertson's Inc                                              802,456
     18,800 American Stores Co                                           694,416
      7,041 Autoliv Inc                                                  261,834
      1,100 BJ Wholesale Club Inc*                                        50,943
      2,000 Best Buy Inc*                                                122,750
        300 Borders Group Inc*                                             7,481
      4,000 Brinker International Inc*                                   115,500
      1,430 CKE Restaurants Inc                                           42,095
      4,700 Circuit City Stores Inc                                      234,704
        400 Consolidated Stores Corp*                                      8,075
      2,500 Cracker Barrel Old Country Store Inc                          58,280
      9,700 Darden Restaurants Inc                                       174,600
      1,900 Dayton Hudson Corp                                           103,075
      7,100 Dillards Inc Class A                                         201,463
     14,100 Federated Department Stores Inc*                             614,224
     21,300 Food Lion Inc Class A                                        214,321
     11,800 Fortune Brands Inc                                           373,175
      9,000 Fred Meyer Inc*                                              542,250
        300 Furniture Brands International Inc*                            8,175
     11,700 Genuine Parts Co                                             391,213
      2,100 Hannaford Brothers Co                                        111,300
     15,100 JC Penney & Co Inc                                           707,813
     34,000 K Mart Corp*                                                 520,608
      2,900 Kroger Co*                                                   175,450
      6,100 Limited Inc                                                  177,663
     15,900 May Department Stores Co                                     959,963
     15,900 McDonald's Corp                                            1,218,338
      3,100 Neiman Marcus Group Inc*                                      77,305
      6,000 Nordstrom Inc                                                208,122
      2,100 Office Depot Inc*                                             77,568
      4,900 Officemax Inc*                                                60,025
        200 Outback Steakhouse Inc*                                        7,975
      3,700 Owens Corning                                                131,117
      1,996 Payless Shoesource Inc*                                       94,561
      3,700 Pep Boys - Manny Moe & Jack                                   58,042
     11,500 Rite Aid Corp                                                569,963
      4,122 Saks Inc*                                                    130,099
     23,100 Sears Roebuck & Co                                           981,750
        800 Tandy Corp                                                    32,950
     18,000 Toys R Us Inc*                                               303,750
      8,200 Tricon Global Restaurants*                                   411,025
      1,400 US Office Products Co                                          5,425
      7,800 Venator Group Inc*                                            50,209
        800 Weis Markets Inc                                              31,100
      6,800 Wendy's International Inc                                    148,322
      6,200 Winn-Dixie Stores Inc                                        278,225
                                                                     $12,549,698

SECURITIES & COMMODITIES --- 1.8%
      6,487 AG Edwards Inc                                               241,641
      7,278 Bear Stearns Companies Inc                                   272,015
      1,900 Donaldson, Lufkin & Jenrette Inc                              77,900
      3,900 Legg Mason Inc                                               123,092
      8,000 Lehman Brothers Holdings Inc                                 352,496
     21,800 Merrill Lynch & Co Inc                                     1,455,150
     39,620 Morgan Stanley Group                                       2,813,020
      7,550 Paine Webber Group Inc                                       291,619
      2,500 Raymond James Financial Inc                                   52,813
      4,500 United Asset Management Corp                                 117,000
                                                                      $5,796,746

TELEPHONE --- 11.2%
     10,800 Alltel Corp                                                  645,970
     75,600 Ameritech Corp                                             4,791,150
     99,658 Bell Atlantic Corp                                         5,281,874
    134,200 Bellsouth Corp                                             6,693,225
      5,750 Century Telephone Enterprises Inc                            388,125
      1,200 Frontier Corp                                                 40,800
     55,000 GTE Corp                                                   3,575,000
     77,853 MCI Worldcom Inc*                                          5,585,953
      1,900 McLeod Inc*                                                   59,375
     99,445 SBC Communications Inc                                     5,332,738
     22,000 Sprint Corp                                                1,850,750
      6,950 Sprint PCS*                                                  160,719
        200 Teligent Inc*                                                  5,750
     34,440 US West Inc                                                2,225,685
                                                                     $36,637,114

TRANSPORTATION --- 0.0%
      2,500 CNF Transportation Inc                                        93,905
                                                                         $93,905

TRANSPORTATION EQUIPMENT --- 4.2%
     16,300 Allied-Signal Inc                                            722,286
      2,500 Cummins Engine Company Inc                                    88,750
     11,424 Dana Corp                                                    466,956
      4,900 Eaton Corp                                                   346,366
      1,800 Fleetwood Enterprises Inc                                     62,550
     78,100 Ford Motor Co                                              4,583,455
      7,600 General Dynamics Corp                                        445,550
     44,800 General Motors Corp                                        3,205,978
      4,800 General Motors Corp Class H*                                 190,498
     11,769 Lockheed Martin Corp                                         997,423
      4,700 Navistar International Corp*                                 133,950
      4,700 Northrop Grumman Corp                                        343,688
        200 Orbital Sciences Corp*                                         8,850
      4,830 Paccar Inc                                                   198,634
        200 Sundstrand Corp                                               10,375
      6,800 TRW Inc                                                      382,072
      8,900 Textron Inc                                                  675,839
     18,348 The Boeing Co                                                598,604
      3,000 United Technologies Corp                                     326,250
                                                                     $13,788,074

WATER --- 0.0%
      4,700 American Water Works Company Inc                             158,625
                                                                        $158,625

WHOLESALE TRADE -CONSUMER --- 0.2%
      4,050 Bergen Brunswig Corp Class A                                 141,244
      1,100 Costco Companies Inc*                                         79,406
      1,600 Nike Inc Class B                                              64,899
      3,200 Reebok International Ltd*                                     47,600
      2,100 Sunbeam-Oster Co                                              14,700
      8,300 SuperValu Inc                                                232,400
      1,600 Tech Data Corp*                                               64,400
                                                                        $644,649

TOTAL COMMON STOCK --- 99.2%                                        $324,090,732
(Cost $257,105,848)

SHORT-TERM INVESTMENTS

FOREIGN BANKS --- 0.5%
  1,549,000 Canadian Imperial Bank of Commerce                         1,549,376
                                                                      $1,549,376

U.S. GOVERNMENTS --- 0.3%
    250,000 United States of America  (1)                                250,235
    850,000 United States of America  (1)                                850,000
                                                                      $1,100,235

TOTAL SHORT-TERM INVESTMENTS --- 0.8%                                 $2,649,611
(Cost $2,649,611)

TOTAL VALUE INDEX PORTFOLIO --- 100.0%                              $326,740,343
(Cost $259,755,459)

Independent Auditors' Report


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio and Moderately Conservative Profile Portfolio of the Maxim Series Fund, Inc., (the "Series") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the period from September 9, 1997 (inception) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio and Moderately Conservative Profile Portfolio of the Maxim Series Fund, Inc. as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Denver, Colorado

February 5, 1999

                               MAXIM SERIES FUND, INC.

                    Financial Statements and Financial Highlights
                        For the Years Ended December 31, 1998

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------

                                                                                              MODERATELY   MODERATELY
                                                      AGGRESSIVE   CONSERVATIVE  MODERATE     AGGRESSIVE   CONSERVATIVE
                                                       PROFILE       PROFILE      PROFILE      PROFILE       PROFILE
                                                      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                      ----------   ------------  ----------   -----------  ------------
ASSETS:

Investment in shares of Maxim Series Fund, Inc. at
value:
   Bond Portfolio                                   $           $  2,313,084   $           $             $  936,304
   Corporate Bond Portfolio                                        1,573,851
   Growth Index Portfolio                                                        1,344,025     1,580,432
   International Equity Portfolio                       724,364                                1,464,123
   INVESCO ADR Portfolio                              1,097,768                  1,882,624     1,479,312   1,463,269
   MidCap Portfolio                                   1,248,015                                1,682,091
   MidCap Growth Portfolio                            1,180,819                  2,027,164     1,591,432   1,051,030
   Short-Term Maturity Bond Portfolio                              5,359,240     1,795,621                 2,324,373
   Small-Cap Growth Portfolio                           812,036
   Small-Cap Value Portfolio                            731,515                  1,252,695     1,478,754
   Stock Index Portfolio                                758,523    1,667,709     1,302,535     1,533,200   1,013,155
   T. Rowe Price Equity/Income Portfolio              1,065,335    2,334,522     1,216,475     2,153,299   1,417,356
   U.S. Government Securities Portfolio                            2,301,690     1,799,350     2,125,212   1,397,553
                                                      ----------   ------------  ----------   -----------  ------------
     Total assets                                     7,618,375    15,550,096    12,620,489   15,087,855   9,603,040

LIABILITIES:
   Due to GW Capital Management                           9,923       30,533        19,593        21,769      16,463
                                                      ----------   ------------  ----------   -----------  ------------

     Total liabilities                                    9,923       30,533        19,563        21,769      16,463
                                                      ----------   ------------  ----------   -----------  ------------

NET ASSETS                                          $ 7,608,452  $ 15,519,563  $ 12,600,896 $ 15,066,086   9,586,577
                                                      ==========   ============  ==========   ===========  ============

NET ASSETS REPRESENTED BY:
   Capital stock, $.10 par value                    $   704,853  $ 1,506,658   $ 1,199,766  $  1,412,234     915,648
   Additional paid-in capital                         6,492,285    14,241,754    11,112,674   13,103,759   8,665,976
   Net unrealized appreciation (depreciation) on        333,805      (94,904)      441,433       477,511      88,640
   investments
   Overdistributed net investment income                (36,267)    (303,157)     (102,926)     (114,376)   (120,518)
   Accumulated net realized gain (loss) on              113,776      169,212       (50,051)      186,958      36,831
   investments
                                                      ----------   ------------  ----------   -----------  ------------

NET ASSETS                                          $ 7,608,452  $ 15,519,563  $ 12,600,896 $ 15,066,086   9,586,577
                                                      ==========   ============  ==========   ===========  ============

NET ASSET VALUE PER OUTSTANDING SHARE               $      1.0794$     1.0301  $      1.0503$      1.0668      1.0470
                                                      ==========   ============  ==========   ===========  ============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
   Authorized                                         100,000,000  100,000,000   100,000,000  100,000,000  100,000,000
   Outstanding                                         7,048,537   15,066,584    11,997,657   14,122,341   9,156,479

(1) Cost of Investments:                               7,284,570   15,645,000    12,179,056   14,610,344   9,514,400

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------

                                                                                            MODERATELY    MODERATELY
                                                    AGGRESSIVE   CONSERVATIVE   MODERATE    AGGRESSIVE    CONSERVATIVE
                                                      PROFILE      PROFILE      PROFILE      PROFILE        PROFILE
                                                     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                    -----------  ------------  -----------  -----------   ------------

INVESTMENT INCOME:
    Income distributions received                     47,168   $  615,933    $  193,917   $  173,895   $   237,295
                                                    -----------  ------------  -----------  -----------   ------------

      Total income                                    47,168      615,933       193,917      173,895       237,295


EXPENSES:
    Management fee                                     9,631       30,453        19,268       21,186        16,225
                                                    -----------  ------------  -----------  -----------   ------------


NET INVESTMENT INCOME:                                37,537      585,480       174,649      152,709       221,070
                                                    -----------  ------------  -----------  -----------   ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments               (81,917)     (54,558)     (239,491)    (213,258)      (74,304)
    Net capital gain distributions received          201,496      223,759       191,267      400,742       111,137
    Change in net unrealized appreciation            384,387      (90,103)      496,041      563,470       105,861
    (depreciation) on investments
                                                    -----------  ------------  -----------  -----------   ------------

    Net realized and unrealized gain on              503,966       79,098       447,817      750,954       142,694
    investments
                                                    -----------  ------------  -----------  -----------   ------------


NET INCREASE IN NET ASSETS RESULTING FROM            541,503   $  664,578    $  622,466   $  903,663   $    363,764
OPERATIONS
                                                    ===========  ============  ===========  ===========   ============



See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

---------------------------------------------------------------------------------------------------------------------

                                                 AGGRESSIVE PROFILE      CONSERVATIVE PROFILE     MODERATE PROFILE
                                                      PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                 --------------------    ---------------------
                                                            ---------    ---------  ----------   --------------------
                                                   1998       1997         1998       1997         1998       1997
                                                 ---------  ---------    ---------  ----------   ----------  --------
                                                               (A)                     (A)                     (A)
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income                      $    37,537$    3,203   $   585,480$     3,700  $   174,649  $   9,164
    Net realized gain (loss) on investments        (81,917)   (5,050)      (54,558)       442     (239,491)    (1,800)
    Net capital gain distributions received        201,496    52,277       223,759      3,228      191,267     51,574
    Change in net unrealized appreciation          384,387   (50,582)      (90,103)    (4,801)     496,041    (54,608)
    (depreciation) on investments
                                                 ---------  ---------    ---------  ----------   ----------  --------
     Net increase (decrease) in net assets         541,503      (152)      664,578      2,569      622,466      4,330
     resulting from operations

DISTRIBUTIONS:
    From net investment income                     (73,799)   (3,208)     (888,635)    (3,702)    (277,567)    (9,172)
    From net realized gains                           (753)  (52,277)         (424)    (3,235)                (51,602)
                                                 ---------  ---------    ---------  ----------   ----------  --------
     Total distributions                           (74,552)  (55,485)     (889,059)    (6,937)    (277,567)   (60,774)

SHARE TRANSACTIONS:
    Net proceeds from sales of shares            6,546,943   839,859     16,165,787   274,711    11,422,709  1,064,615
    Reinvestment of distributions                   74,552    55,485       889,059      6,937      277,567     60,774
    Cost of shares redeemed                       (177,428) (142,273)    (1,579,218)   (8,864)    (488,360)   (24,864)
                                                 ---------  ---------    ---------  ----------   ----------  --------
     Net increase in net assets resulting        6,444,067   753,071     15,475,628   272,784    11,211,916  1,100,525
     from share transactions
                                                 ---------  ---------    ---------  ----------   ----------  --------

    Total increase in net assets                 6,911,018   697,434     15,251,147   268,416    11,556,815  1,044,081

NET ASSETS:
    Beginning of  period                           697,434         0       268,416          0    1,044,081          0
                                                 ---------  ---------    ---------  ----------   ----------  --------
    End of period (1)                          $ 7,608,452$  697,434   $ 15,519,56$   268,416  $ 12,600,896 $1,044,081
                                                 =========  =========    =========  ==========   ==========  ========

OTHER INFORMATION:

SHARES:
    Sold                                         6,422,925   818,249     15,458,649   267,916    11,136,318  1,042,198
    Issued in reinvestment of distributions         70,232    58,627       859,780      6,885      265,848     63,048
    Redeemed                                      (178,387) (143,109)    (1,517,925)   (8,721)    (485,178)   (24,577)
                                                 ---------  ---------    ---------  ----------   --------------------

     Net increase                                6,314,770   733,767     14,800,504   266,080    10,916,988  1,080,669
                                                 =========  =========    =========  ==========   ====================

(1)  Including overdistributed net investment      (36,267)       (5)     (303,157)        (2)    (102,926)        (8)
income

See notes to financial statements.

(A) The portfolios commenced operations on (Continued) September 9, 1997.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1998 AND 1997

-------------------------------------------------------------------------------------------------------------------

                                                     MODERATELY AGGRESSIVE                       MODERATELY
                                                       PROFILE PORTFOLIO                    CONSERVATIVE PROFILE
                                                                                                  PORTFOLIO
                                                    -------------------------              ------------------------
                                                                   ----------              ---------      ---------
                                                       1998           1997                   1998           1997
                                                    ----------     ----------              ---------      ---------
                                                                      (A)                                   (A)
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income                         $   152,709    $   11,726              $  221,070     $   6,885
    Net realized gain (loss) on investments          (213,258)          417                 (74,304)        1,058
    Net capital gain distributions received           400,742        95,717                 111,137         9,822
    Change in net unrealized appreciation             563,470       (85,959)                105,861       (17,221)
    (depreciation) on investments
                                                    ----------     ----------              ---------      ---------
     Net increase in net assets resulting from        903,663        21,901                 363,764           544
     operations

DISTRIBUTIONS:
    From net investment income                       (267,074)      (11,737)               (341,585)       (6,888)
    From net realized gains                              (194)      (96,466)                 (1,060)       (9,822)
                                                    ----------     ----------              ---------      ---------
     Total distributions                             (267,268)     (108,203)               (342,645)      (16,710)

SHARE TRANSACTIONS:
    Net proceeds from sales of shares               12,734,238     1,631,720               8,966,737      537,422
    Reinvestment of distributions                     267,268       108,203                 342,645        16,710
    Cost of shares redeemed                          (202,784)      (22,652)               (278,899)       (2,991)
                                                    ----------     ----------              ---------      ---------
     Net increase in net assets resulting from      12,798,722     1,717,271               9,030,483      551,141
     share transactions
                                                    ----------     ----------              ---------      ---------

    Total increase in net assets                    13,435,117     1,630,969               9,051,602      534,975

NET ASSETS:
    Beginning of  period                            1,630,969             0                 534,975             0
                                                    ----------     ----------              ---------      ---------
    End of period (1)                             $ 15,066,086   $ 1,630,969             $ 9,586,577    $ 534,975
                                                    ==========     ==========              =========      =========

OTHER INFORMATION:

SHARES:
    Sold                                            12,389,055     1,596,235               8,559,794      16,902
    Issued in reinvestment of distributions           252,502       112,142                 327,507       525,930
    Redeemed                                         (204,800)      (22,793)               (270,729)      (2,925)
                                                    ----------     ----------              ---------      ---------

     Net increase                                   12,436,757     1,685,584               8,616,572      539,907
                                                    ==========     ==========              =========      =========

(1)  Including overdistributed net investment        (114,376)          (11)               (120,518)      (3)
income

See notes to financial statements.

(A) The portfolios commenced operations on (Concluded) September 9, 1997.

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                    Year Ended December 31,
                                                --------------------------------
                                                     1998             1997
                                                ---------------  ---------------
                                                                      (A)
Net Asset Value, Beginning of Period                  0.9505   $     1.0000

Income From Investment Operations

    Net investment income                             0.0060         0.0047
    Capital gain distributions received               0.0286         0.0712
                                                ---------------  ---------------

     Total distributions received                     0.0346         0.0759

    Net realized and unrealized gain (loss) on        0.1061        (0.0432)
    investments
                                                ---------------  ---------------

     Total from Investment Operations                 0.1407         0.0327
                                                ---------------  ---------------

 Less Distributions

    From net investment income                       (0.0111)       (0.0127)
    From net realized gains                          (0.0007)       (0.0695)
                                                ---------------  ---------------

     Total Distributions                             (0.0118)       (0.0822)
                                                ---------------  ---------------

Net Asset Value, End of Period                        1.0794   $     0.9505
                                                ===============  ===============

Total Return                                         14.84%          3.31%

Net Assets, End of Period                         7,608,452    $   697,434

Ratio of Expenses to Average Net Assets               0.25%          0.25%*

Ratio of Net Investment Income to Average Net         0.97%          2.38%*
Assets

Portfolio Turnover Rate                              94.75%         59.90%

Portfolio turnover is calculated using the lesser of long-term purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $10,247,272 and $3,629,093, respectively.

(A) The portfolio commenced operations on September 9, 1997.

* Annualized

                                               (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                  Year Ended December 31,
                                                   1998             1997
                                                                    (A)
Net Asset Value, Beginning of Period                1.0088   $     1.0000

 Income From Investment Operations

     Net investment income                          0.0412         0.0145
     Capital gain distributions received            0.0149         0.0121
                                               --------------  ---------------

      Total distributions received                  0.0561         0.0266

     Net realized and unrealized gain on            0.0266         0.0094
     investments
                                               --------------  ---------------

     Total from Investment Operations               0.0827         0.0360
                                               --------------  ---------------

Less Distributions

     From net investment income                    (0.0613)       (0.0159)
     From net realized gains                       (0.0001)       (0.0113)
                                               --------------  ---------------

      Total Distributions                          (0.0614)       (0.0272)
                                               --------------  ---------------

Net Asset Value, End of Period                      1.0301   $     1.0088
                                               ==============  ===============

Total Return                                        8.25%          3.60%

Net Assets, End of Period                       15,519,563   $   268,416

Ratio of Expenses to Average Net Assets             0.25%          0.25%*

Ratio of Net Investment Income to Average Net       4.81%          8.83%*
Assets

Portfolio Turnover Rate                            99.16%         25.56%


Portfolio turnover is calculated using the lesser of long-term purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $27,795,003 and $12,368,743, respectively.

(A) The portfolio commenced operations on September 9, 1997.

* Annualized
                                         (Continued)

MAXIM SERIES FUND, INC.

MODERATE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                    Year Ended December 31,
                                                     1998             1997
                                                                      (A)
Net Asset Value, Beginning of Period                  0.9661   $     1.0000

Income From Investment Operations

     Net investment income                            0.0171         0.0090
     Capital gain distributions received              0.0159         0.0477
                                                 --------------  ---------------

      Total distributions received                    0.0330         0.0567

     Net realized and unrealized gain (loss) on       0.0769        (0.0308)
     investments
                                                 --------------  ---------------

      Total from Investment Operations                0.1099         0.0259
                                                 --------------  ---------------

Less Distributions

     From net investment income                      (0.0257)       (0.0144)
     From net realized gains                                        (0.0454)
                                                 --------------  ---------------

      Total Distributions                            (0.0257)       (0.0598)
                                                 --------------  ---------------

Net Asset Value, End of Period                        1.0503   $     0.9661
                                                 ==============  ===============

Total Return                                         11.41%          2.60%

Net Assets, End of Period                         12,600,896   $ 1,044,081

Ratio of Expenses to Average Net Assets               0.25%          0.25%*

Ratio of Net Investment Income to Average Net         2.27%          5.51%*
Assets

Portfolio Turnover Rate                             114.39%         31.39%

Portfolio turnover is calculated using the lesser of long-term purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $19,857,542 and $8,538,009, respectively.

(A) The portfolio commenced operations on September 9, 1997.

* Annualized

                                          (Continued)

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                  Year Ended December 31,
                                              ---------------------------------
                                                   1998              1997
                                              ---------------
                                                                ---------------
                                                                     (A)
Net Asset Value, Beginning of Period                0.9676    $     1.0000

Income From Investment Operations

    Net investment income                           0.0136          0.0075
    Capital gain distributions received             0.0284          0.0568
                                              ---------------   ---------------

     Total distributions received                   0.0420          0.0643

    Net realized and unrealized gain (loss) on      0.0790         (0.0279)
    investments
                                              ---------------   ---------------

    Total from Investment Operations                0.1210          0.0364
                                              ---------------   ---------------

     Less Distributions

    From net investment income                     (0.0217)        (0.0141)
    From net realized gains                        (0.0001)        (0.0547)
                                              ---------------   ---------------

     Total Distributions                           (0.0218)        (0.0688)
                                              ---------------   ---------------

    Net Asset Value, End of Period                  1.0668    $     0.9676
                                              ===============   ===============

Total Return                                       12.54%           3.66%

Net Assets, End of Period                       15,066,086    $ 1,630,969

Ratio of Expenses to Average Net Assets             0.25%           0.25%*

Ratio of Net Investment Income to Average Net       1.80%           4.19%*
Assets

Portfolio Turnover Rate                           123.12%          41.30%

Portfolio turnover is calculated using the lesser of long-term purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $23,368,947 and $10,262,855, respectively.

(A) The portfolio commenced operations on September 9, 1997.

* Annualized

                                             (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock of the portfolio for the periods ended December 31, 1998 and 1997 are as follows:

                                                   Period Ended December 31,
                                                --------------------------------
                                                     1998              1997
                                                ---------------
                                                                  --------------
                                                                       (A)
Net Asset Value, Beginning of Period                 0.9909     $     1.0000

 Income from Investment Operations

     Net investment income                           0.0266           0.0132
     Capital gain distributions received             0.0121           0.0182
                                                ---------------   --------------

      Total distributions received                   0.0387           0.0314

     Net realized and unrealized gain (loss) on      0.0576          (0.0085)
     investments
                                                ---------------   --------------

     Total from Investment Operations                0.0963           0.0229
                                                ---------------   --------------

Less Distributions

     From net investment income                     (0.0398)         (0.0151)
     From net realized gains                        (0.0004)         (0.0169)
                                                ---------------   --------------

      Total Distributions                           (0.0402)         (0.0320)
                                                ---------------   --------------

     Net Asset Value, End of Period                  1.0470     $     0.9909
                                                ===============   ==============

Total Return                                         9.75%            2.29%

Net Assets, End of Period                         9,586,577     $   534,975

Ratio of Expenses to Average Net Assets              0.25%            0.25%*

Ratio of Net Investment Income to Average Net        3.41%            6.02%*
Assets

Portfolio Turnover Rate                            112.09%           32.97%


Portfolio turnover is calculated using the lesser of long-term purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $16,571,603 and $7,535,333, respectively.

(A) The portfolio commenced operations on September 9, 1997.

* Annualized

                                        (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------


1.    HISTORY OF THE FUND

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981, as an open-end management investment company. Interests in the Aggressive Profile, Conservative Profile, Moderate Profile, Moderately Aggressive Profile, and Moderately Conservative Profile portfolios (the Portfolios) are represented by separate classes of beneficial interest of the Fund. Shares of the Fund are sold only to FutureFunds Series Account of Great-West Life & Annuity Insurance Company (GWL&A) to fund benefits under certain individual and group variable annuity contracts and variable life insurance policies issued by GWL&A. The shares are sold at a price equal to the respective net asset value per share of each class of shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
      Actual results could differ from those estimates.

      The following is a summary of the significant  accounting  policies of the
Fund:

      Dividends

      Dividends from investment income of the Portfolios shall be declared and reinvested semi-annually. Distributions of net realized capital gains, if any, are declared and reinvested at least annually in additional shares of the respective Portfolio at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the securities are purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Security Valuation

          Investments in shares of Maxim Series Fund, Inc. are carried at fair value (i.e., net asset value).

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income is recorded daily.


      Federal Income Taxes

      For federal income tax purposes, each Portfolio qualifies as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

3.    INVESTMENT ADVISORY AGREEMENT

      GW Capital Management, Inc. serves as investment advisor. As compensation for its services to the Fund for the Portfolios, the Investment Adviser will receive monthly compensation at the annual rate of 0.25% of the average daily net assets of each Portfolio. The Portfolios will also bear the indirect expense of the underlying investments. The total expenses for each of the underlying investments were: 0.60% of the average daily net assets of the Short-Term Maturity Bond, Bond, Growth Index, Stock Index, and U.S. Government Securities Portfolios; 0.90% of the average daily net assets of the Corporate Bond Portfolio; 1.05% of the average daily net assets of the MidCap Growth Portfolio; 1.10% of the average daily net assets of the MidCap and INVESCO Small-Cap Growth Portfolios; 0.95% of the average daily net assets of the T. Rowe Price Equity/Income Portfolio; 1.30% of the average daily net assets of the Maxim INVESCO ADR Portfolio; 1.35% of the average daily net assets of the Small-Cap Value Portfolio and 1.50% of the average daily net assets of the International Equity Portfolio.


4.    UNREALIZED APPRECIATION (DEPRECIATION)

      Gross unrealized appreciation (depreciation) of securities is as follows as of December 31, 1998:

                                                       MODERATELY  MODERATELY
               AGGRESSIVE   CONSERVATIVE   MODERATE    AGGRESSIVE  CONSERVATIVE
                PROFILE       PROFILE       PROFILE     PROFILE      PROFILE
               PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
               -----------  ------------   ----------  ----------  ------------


Gross          436,851    $  128,064    $  507,524   $ 696,295   $   164,833
appreciation

Gross          (103,046)    (222,968)      (66,091)    (218,784)     (76,193)
depreciation
               -----------  ------------   ----------  ----------  ----------

Net
unrealized
appreciation   333,805    $  (94,904)   $  441,433   $ 477,511   $    88,640
(depreciation)
               ===========  ============   ==========  ==========  ==========


5. INVESTMENT IN SHARES OF MAXIM SERIES FUND, INC.

      Shares owned and related values at December 31, 1998 are as follows:

                                                   Shares            Value
         Aggressive Profile Portfolio
             International Equity Portfolio        610,035        $  724,364
             INVESCO ADR Portfolio                 675,454          1,097,768
             MidCap Portfolio                      677,628          1,248,015
             MidCap Growth Portfolio               876,526          1,180,819
             Small-Cap Growth Portfolio            438,788           812,036
             Small-Cap Value Portfolio             766,950           731,515
             Stock Index Portfolio                 211,754           758,523
             T.   Rowe    Price    Equity/Income   598,381          1,065,335
             Portfolio
                                                                  -------------

                                                                  $ 7,618,375
                                                                  =============

                                                  Shares            Value
       Conservative Profile Portfolio
           Bond Portfolio                       1,900,849      $ 2,313,084
           Corporate Bond Portfolio             1,415,548        1,573,851
           Short-Term Maturity Bond Portfolio   5,252,274        5,359,240
           Stock Index Portfolio                  465,568        1,667,709
           T. Rowe Price Equity/Income          1,311,262        2,334,522
           Portfolio
           U.S. Government Securities Portfolio 2,083,174        2,301,690
                                                                  ==========
                                                                $ 15,550,096
                                                                  ============


                                                   Shares          Value
       Moderate Profile Portfolio
           Growth Index Portfolio                 553,654      $ 1,344,025
           INVESCO ADR Portfolio                 1,158,373       1,882,624
           MidCap Growth Portfolio               1,504,771       2,027,164
           Short-Term Maturity Bond Portfolio    1,759,782       1,795,621
           Small-Cap Value Portfolio             1,313,377       1,252,695
           Stock Index Portfolio                  363,623        1,302,535
           T. Rowe Price Equity/Income Portfolio  683,274        1,216,475
           U.S. Government Securities Portfolio  1,628,525       1,799,350
                                                                 ===========
                                                               $ 12,620,489
                                                                 ===========


                                                  Shares           Value
      Moderately Aggressive Profile Portfolio
           Growth Index Portfolio                651,038       $ 1,580,432
           International Equity Portfolio       1,233,037        1,464,123
           INVESCO ADR Portfolio                 910,217         1,479,312
           MidCap Portfolio                      913,316         1,682,091
           MidCap Growth Portfolio              1,181,326        1,591,432
           Small-Cap Value Portfolio            1,550,386        1,478,754
           Stock Index Portfolio                 428,017         1,533,200
           T. Rowe Price Equity/Income          1,209,471        2,153,299
           Portfolio
           U.S. Government Securities Portfolio 1,923,451        2,125,212
                                                                 ==========
                                                               $ 15,087,855
                                                                 ==========


                                                  Shares           Value
       Moderately Conservative Portfolio
           Bond Portfolio                         769,437      $   936,304
           INVESCO ADR Portfolio                  900,346        1,463,269
           MidCap Growth Portfolio                780,184        1,051,030
           Short-Term Maturity Bond Portfolio   2,277,980        2,324,373
           Stock Index Portfolio                  282,838        1,013,155
           T. Rowe Price Equity/Income            796,105        1,417,356
           Portfolio
           U.S. Government Securities Portfolio 1,264,874        1,397,553
                                                                 -----------
                                                               $ 9,603,040
                                                                 ===========